PROSPECTUS

APRIL 11, 2006

SUN LIFE FINANCIAL MASTERSSM CHOICE NY

Sun Life Insurance and Annuity Company of New York and Sun Life (N.Y.) Variable Account C offer the flexible payment deferred annuity contracts described in this Prospectus to individuals.

You may choose among a number of variable investment options and fixed interest options. The variable options are Sub-Accounts in the Variable Account, each of which invests in shares of one of the following funds (the "Funds"):
Large-Cap Value Equity Funds	Mid-Cap Growth Equity Funds
Franklin Templeton VIP Trust Templeton Foreign	Lord Abbett Series Fund Growth Opportunities
Securities Fund, Class 2	Portfolio
Franklin Templeton VIP Trust Templeton Growth	Small-Cap Value Equity Funds
Securities Fund, Class 2	Franklin Templeton VIP Trust Franklin Small Cap
Franklin Templeton VIP Trust Mutual	Value Securities Fund, Class 2
Shares Securities Fund, Class 2	Small-Cap Blend Equity Funds
Lord Abbett Series Fund All Value Portfolio	Oppenheimer Main Street Small Cap Fund/VA
Lord Abbett Series Fund Growth & Income Portfolio	- Service Shares
MFS/Sun Life Total Return - S Class	Small-Cap Growth Equity Funds
MFS/ Sun Life Value - S Class	MFS/ Sun Life New Discovery - S Class
Large-Cap Blend Equity Funds	Multi-Cap Equity Funds
Franklin Templeton VIP Trust Templeton Developing	Sun Capital® All Cap Fund - S Class
Markets Securities Fund - Class 2	Specialty Funds
MFS/ Sun Life Capital Opportunities - S Class	MFS/ Sun Life Utilities - S Class
MFS/Sun Life Emerging Markets Equity - S Class	PIMCO VIT CommodityRealReturn Strategy
MFS/ Sun Life Massachusetts Investors Trust	Portfolio
- S Class	Sun Capital Real Estate Fund® - S Class
MFS/ Sun Life Research - S Class	High-Quality Short-Term Bond Funds
MFS/ Sun Life Research International - S Class	PIMCO VIT Low Duration Portfolio
Oppenheimer Main Street Fund/VA - Service Shares	High-Quality Intermediate-Term Bond Funds
Large-Cap Growth Equity Funds	MFS/ Sun Life Government Securities - S Class
MFS/ Sun Life Emerging Growth - S Class	Sun Capital Investment Grade Bond Fund®
MFS/ Sun Life Massachusetts Investors Growth	- S Class
Stock - S Class	PIMCO VIT All Asset Portfolio
MFS/ Sun Life Strategic Growth - S Class	PIMCO VIT Total Return Portfolio
Oppenheimer Global Securities Fund/VA -	PIMCO VIT Real Return Portfolio
Service Shares	Medium-Quality Intermediate-Term Bond Funds
Oppenheimer Capital Appreciation Fund/VA -	PIMCO VIT Emerging Markets Bond Portfolio
Service Shares	Low-Quality Short-Term Bond Funds
SC FI Large Cap Growth Fund - S Class	MFS/ Sun Life High Yield - S Class
Mid-Cap Value Equity Funds	Money Market Funds
Lord Abbett Series Fund Mid Cap Value Portfolio	MFS/ Sun Life Money Market - S Class
Moderate Allocation Funds
Fidelity VIP Freedom 2010 Portfolio - Service Class 2
Fidelity VIP Freedom 2015 Portfolio - Service Class 2
Fidelity VIP Freedom 2020 Portfolio - Service Class 2

Franklin® Advisers, Inc. advises Franklin Small Cap Value Securities Fund. Franklin® Mutual Advisers, LLC advises Mutual Shares Securities Fund. Lord, Abbett & Co. LLC advises the Lord Abbett Series Fund Portfolios. Massachusetts Financial Services Company advises the MFS/Sun Life Funds. Pacific Investment Management Company LLC advises the PIMCO VIT Portfolios. OppenheimerFunds, Inc. advises the Oppenheimer Funds. Strategic Advisers®, Inc. advises the Fidelity VIP Freedom Portfolios. Sun Capital Advisers LLC advises the Sun Capital Funds; SC FI Large Cap Growth Fund (sub-advised by Pyramis Global Advisors, LLC). Templeton® Asset Management Ltd. advises the Templeton Developing Markets Securities Fund. Templeton® Investment Counsel, LLC advises Templeton Foreign Securities Fund and Templeton Growth Securities Fund.

The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.

Please read this Prospectus and the Fund prospectuses carefully before investing and keep them for future reference. They contain important information about the Contracts and the Funds.

We have filed a Statement of Additional Information dated April 11, 2006 (the "SAI") with the Securities and Exchange Commission (the "SEC"), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 55 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our "Annuity Service Address") or by telephoning (800) 447-7569. In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Any reference in this Prospectus to receipt by us means receipt at the following service address:
SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

TABLE OF CONTENTS

SPECIAL TERMS *

PRODUCT HIGHLIGHTS *

FEES AND EXPENSES *

EXAMPLE *

CONDENSED FINANCIAL INFORMATION *

THE ANNUITY CONTRACT *

COMMUNICATING TO US ABOUT YOUR CONTRACT *

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK *

THE VARIABLE ACCOUNT *

VARIABLE ACCOUNT OPTIONS: THE FUNDS *

THE FIXED ACCOUNT *

THE FIXED ACCOUNT OPTIONS:  THE GUARANTEE PERIODS *

THE ACCUMULATION PHASE *

Issuing Your Contract *

Amount and Frequency of Purchase Payments *

Allocation of Net Purchase Payments *

Your Account *

Your Account Value *

Variable Account Value *

Fixed Account Value *

Transfer Privilege *

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates *

Other Programs *

WITHDRAWALS AND WITHDRAWAL CHARGE *

Cash Withdrawals *

Withdrawal Charge *

Types of Withdrawals Not Subject to Withdrawal Charge *

CONTRACT CHARGES *

Account Fee *

Administrative Expense Charge and Distribution Fee *

Mortality and Expense Risk Charge *

Charges for Optional Benefit Riders *

Premium Taxes *

Fund Expenses *

OPTIONAL LIVING BENEFIT RIDER: SECURED RETURNS FOR LIFE PLUS *

Guaranteed Minimum Accumulation Benefit ("AB") Plan *

Guaranteed Minimum Withdrawal Benefit ("WB") Plan *

Cost of the Optional Living Benefit Rider *

Withdrawals Under the Optional Living Benefit Rider *

Annuitization Under the WB Plan *

Cancellation of the Optional Living Benefit Rider *

Revocation of the Optional Living Benefit Rider *

Step-Up *

Subsequent Purchase Payments After a Step-Up *

Renewal of the Optional Living Benefit Rider *

Refund of Rider Charges Under the AB Plan *

Tax Issues *

Your Death Under the AB Plan *

Your Death Under the WB Plan *

DEATH BENEFIT *

Amount of Death Benefit *

The Basic Death Benefit *

Optional Death Benefit Rider *

Spousal Continuance *

Calculating the Death Benefit *

Method of Paying Death Benefit *

Non-Qualified Contracts *

Selection and Change of Beneficiary *

Payment of Death Benefit *

THE INCOME PHASE -- ANNUITY PROVISIONS *

Selection of Annuitant(s) *

Selection of the Annuity Commencement Date *

Annuity Options *

Selection of Annuity Option *

Amount of Annuity Payments *

Exchange of Variable Annuity Units *

Account Fee *

Annuity Payment Rates *

Annuity Options as Method of Payment for Death Benefit *

OTHER CONTRACT PROVISIONS *

Exercise of Contract Rights *

Change of Ownership *

Voting of Fund Shares *

Periodic Reports *

Substitution of Securities *

Change in Operation of Variable Account *

Splitting Units *

Modification *

Reservation of Rights *

Right to Return *

TAX CONSIDERATIONS *

ADMINISTRATION OF THE CONTRACT *

DISTRIBUTION OF THE CONTRACT *

PERFORMANCE INFORMATION *

AVAILABLE INFORMATION *

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE *

STATE REGULATION *

LEGAL PROCEEDINGS *

FINANCIAL STATEMENTS *

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION *

APPENDIX A - GLOSSARY *

APPENDIX B - CALCULATIONS OF WITHDRAWAL CHARGES *

APPENDIX C - CALCULATION OF BASIC DEATH BENEFIT *

APPENDIX D - SECURED RETURNS FOR LIFE PLUS BENEFIT EXAMPLES *

APPENDIX E - PREVIOUSLY AVAILABLE INVESTMENT OPTIONS *

APPENDIX F - BUILD YOUR PORTFOLIO *

APPENDIX G - CONDENSED FINANCIAL INFORMATION *

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The Sun Life Financial MastersSM Choice NY Variable and Fixed Annuity Contract provides a number of important benefits for your retirement planning. During the Accumulation Phase, you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options. During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. The Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by purchasing an optional death benefit rider.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $10,000 or more, and you can make additional Purchase Payments at any time during the Accumulation Phase. Currently there is no minimum amount required for additional Purchase Payments. However, we reserve the right to limit additional Purchase Payments to at least $1,000. We will not normally accept a Purchase Payment if your Account Value is over $2 million or, if the Purchase Payment would cause your Account Value to exceed $2 million.

Variable Account Options: The Funds

You can allocate your Purchase Payments among Sub-Accounts investing in a number of Fund options. Each Fund is either a mutual fund registered under the Investment Company Act of 1940 or a separate securities portfolio of shares of such a mutual fund. The investment returns on the Funds are not guaranteed. You can make or lose money. You can make transfers among the Funds and the Fixed Account Options.

The Fixed Account Options: The Guarantee Periods

You can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the Guarantee Periods we make available from time to time. Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish. We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by law. Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations, transfers or renewals into that Guarantee Period will not be permitted.

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

If your Account Value is less than $100,000 on your Contract Anniversary, we deduct a $30 Annual Account Fee. We will waive the Account Fee if your Contract was fully invested in the Fixed Account during the entire Contract Year.

We deduct a mortality and expense risk charge of 1.05% of the average daily value of the Contract invested in the Variable Account, if you were under 76 years of age on the Open Date, or 1.25% if you were 76 years or older on the Open Date. We also deduct an administrative charge of 0.15% of the average daily value and a distribution fee of 0.15% of the average daily value of the Contract invested in the Variable Account.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn. For each Purchase Payment, the withdrawal charge (also known as a "contingent deferred sales charge") starts at 8% and declines to 0% after the Purchase Payment has been in the Contract for seven complete years.

Currently, you can make 12 free transfers each year; however, we reserve the right to impose a charge of up to $15 per transfer.

If you elect the optional death benefit rider, we will deduct, during the Accumulation Phase, an additional charge from the assets of the Variable Account equal to 0.20% of the average daily value of your Contract.

If you elect the optional living benefit rider, we will assess a quarterly charge currently equal to 0.125% of your Account Value.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds. The charges vary depending upon which Fund(s) you have selected.

Optional Living Benefit Rider: Secured Returns for Life Plus

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Secured Returns for Life Plus guarantees a return of your initial Purchase Payment plus portions of your subsequent Purchase Payments (adjusted for withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain requirements. You may choose to receive your Secured Returns for Life Plus benefit under one of two plans. Under the terms of the Guaranteed Minimum Accumulation Benefit Plan, on your 10th Contract Anniversary, or some later date if you choose to "step-up" your Guaranteed Living Benefit amount ("GLB amount"), we will credit your Account Value with any excess of your GLB amount over your Account Value after the application of any other Contract transactions. (Your first step-up of your GLB amount to your current Account Value may be made any time on or after your third Contract Anniversary. A full three years must pass before you may elect to step-up your GLB amount again.) Under this Plan, if your Account Value is greater than or equal to your GLB amount on the date the Plan matures, we will refund the charges you paid for this optional benefit. Under the terms of the Guaranteed Minimum Withdrawal Benefit Plan, we guarantee a return of your Remaining Guaranteed Living Benefit amount ("RGLB amount") through periodic withdrawals and, if you meet certain conditions, you may receive payments for life. Under the Guaranteed Minimum Withdrawal Plan, Secured Returns for Life Plus also includes an added feature ("the Plus 5 Program") that may increase this guaranteed amount provided no withdrawals are taken during an Contract Year. This feature may not be available in your jurisdiction at this time. Secured Returns for Life Plus is available only if you are age 80 or younger on the Open Date. If you annuitize, Secured Returns for Life Plus terminates. Secured Returns for Life Plus may not be available in your state.

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The Income Phase: Annuity Provisions

If you want to receive regular income from your annuity, you can select one of several Annuity Options. You can choose to receive annuity payments from either the Fixed Account or from the available Variable Account options. If you choose to have any part of your annuity payments come from the Variable Account, the dollar amount of the payments may fluctuate with the performance of the Funds. Subject to the maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment options.

Death Benefit

If you die before the Contract reaches the Income Phase, the Beneficiary will receive a death benefit. The amount of the death benefit depends upon whether you choose the basic death benefit or, for a fee, you enhance the death benefit by electing the optional death benefit rider that is available in your state. The basic death benefit pays the greater of your Account Value and your total Purchase Payments (adjusted for withdrawals), both calculated as of your Death Benefit Date. The Maximum Anniversary Account Value Rider pays the greater of your basic death benefit or your highest Account Value on any Contract Anniversary before your 81st birthday. You must make your election before the date on which your Contract becomes effective. The rider is only available if you are younger than 80 on the Open Date. The optional death benefit rider election may not be changed after your Contract is issued.

Withdrawals and Withdrawal Charge

You can withdraw money from your Contract during the Accumulation Phase. You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge. For the first Contract Year, this "free withdrawal amount" equals 15% of the amount of all Purchase Payments you have made. For all other Contract Years, the "free withdrawal amount" is equal to the amount of all Purchase Payments made and not withdrawn prior to the last 7 Contract Years plus the greater of (1) 15% of all Purchase Payments made within the past seven Contract Years or (2) all earnings minus any free withdrawals taken during the life of the Contract. All other Purchase Payments will be subject to a withdrawal charge. You may have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a "free look" provision. If you cancel your Contract within 10 days after receiving it, we will send you, your Account Value as of the day we receive your cancellation request. (This amount may be more or less than the original Purchase Payment). We will not deduct a withdrawal charge.

Tax Considerations

Your earnings are not taxed until you take them out. If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as income. If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit rider might increase the taxable portion of any withdrawal you make from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty.

If you have any questions about your Contract or need more information, please contact us at:

          Sun Life Insurance and Annuity Company of New York

          P. O. Box 9133

          Wellesley Hills, Massachusetts 02481

          Toll Free (800) 447-7569

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments):		0%

Maximum Withdrawal Charge (as a percentage of purchase payments): [1]

Number of Complete Contract Years Since Purchase Payment has been in the Account	Withdrawal Charge
0-1	8%
1-2	8%
2-3	7%
3-4	6%
4-5	5%
5-6	4%
6-7	3%
7 or more	0%

Maximum Fee Per Transfer (currently $0):		$15[2]

Premium Taxes (as a percentage of Certificate Value or total purchase payments):		0% - 3.5%[3]

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.
Annual Account Fee	$ 30[4]

Variable Account Annual Expenses

(as a percentage of net Variable Account assets) 5
Mortality and Expense Risks Charge:	1.25%[6]
Administrative Expenses Charge:	0.15%
Distribution Fee:	0.15%

Total Variable Account Annual Expenses (without optional benefits):	1.55%
[1]

A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for 7 Contract Years, it may be withdrawn free of the withdrawal charge. (See "Withdrawal Charges.")

[2]

You are permitted to make 12 transfers per year. Currently, no fee will be imposed upon the transfers; however, we reserve the right to impose a fee of up to $15 per transfer. We do impose certain restrictions upon the number and frequency of transfers. (See "Transfer Privilege.")

[3]

The premium tax rate and base vary by your state of residence and the type of Certificate you own. Currently, we deduct premium taxes from Certificate Value upon full surrender (including a surrender for the death benefit) or annuitization. (See "Contract Charges -- Premium Taxes.")

[4]

The Annual Account Fee is waived if 100% of your Account Value has been allocated only to the Fixed Account during the entire Contract Year or if your Account Value is $100,000 or more on your Contract Anniversary. (See "Account Fee.")

[5]

All of the Variable Account Annual Expenses, except for the charges for the Secured Returns for Life Plus Optional Living Benefit Rider, are assessed as a percentage of average daily net Variable Account assets. The charge for Secured Returns for Life Plus Benefit Rider is assessed on a quarterly basis from your total Account Values.

[6]

If you are age 75 or younger on the Open Date, the mortality and expense risks charge will be 1.05% of average daily net Variable Account assets. After annuitization, the sum of the mortality and expense risks charge, the administrative expenses charge, and distribution fee will never be greater than 1.60% of average daily net Variable Account assets, regardless of your age on the Open Date. (See "Mortality and Expense Risks Charge.")

Charges for Optional Features
Maximum Charge for Optional Death Benefit Rider (MAV) (as percentage of average daily net assets):	0.20%[7]

Maximum Charge for Secured Returns for Life Plus Optional Living Benefit Rider (assessed at a quarterly rate of 0.125% of Account Value):	0.50%[8]

Total Variable Account Annual Expenses with Maximum Charge for Optional Death Benefit and Living Benefit Riders:	2.25%[8]

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
Prior to any fee waiver or expense reimbursement[9]	0.25%	3.04%

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[7]

The optional death benefit rider, known as the Maximum Contract Anniversary Value rider ("MAV"), is described in detail under "Death Benefit." This rider is available only if you are younger than age 80 on the Open Date.

[8]

The charge for the Optional Living Benefit may be increased at the time of a step-up to equal the rider fee imposed on newly issued Contracts at that time. If your Optional Living Benefit is cancelled, you will continue to pay the charge for the Benefit until your 7th Contract Anniversary.

[9]	The expenses shown are for the year ended December 31, 2005, and do not reflect any fee waiver or expense reimbursement.

The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits. The expenses of certain Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through December 31, 2006. Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. The minimum and maximum Total Annual Fund Operating Expenses for all Funds after all fee reductions and expense reimbursement arrangements are taken into consideration are 0.25% and 1.56%, respectively. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's prospectus.

THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses, and are based on a sample Contract with the maximum possible fees.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract includes the maximum charges for optional benefits. If these optional benefits were not elected or fewer options were elected, the expense figures shown below would be lower. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. For purposes of converting the annual contract fee to a percentage, the Example assumes an average Contract size of $50,000. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
(1)	If you surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years

$1,215	$2,366	$3,410	$5,920
(2)	If you annuitize your Contract or if you do not surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years

$538	$1,793	$3,014	$5,920

The fee table and example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. The example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the example is not intended to be representative of past or future investment performance. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract ("Variable Accumulation Units") is included in the back of this Prospectus as Appendix G.

THE ANNUITY CONTRACT

Sun Life Insurance and Annuity Company of New York and Sun Life (N.Y.) Variable Account C (the "Variable Account") offer the Contract on an individual basis for use in connection with their retirement planning. We issue the Contract directly to the individual Owner of the Contract. In this Prospectus, unless we state otherwise, we address Owners of Individual Contracts as "you." For the purpose of determining benefits under the Contracts, we establish an Account for each Owner, which we will refer to as "your" Account.

Your Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make annuity payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral. Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

Your Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing the optional death benefit rider and paying an additional charge for the optional death benefit rider. Finally, if you so elect, during the Income Phase we will make annuity payments to you or someone else for life or for another period that you choose.

You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your Account Value will change in response to changes in the return available from the different types of investments you select under your Contract. With these variable options, you assume all investment risk under your Contract. When you choose the Fixed Annuity option, we assume the investment risk. You may also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity may not exceed our minimum guaranteed rate. Our minimum guaranteed interest rate will never be less than that permitted by law.

The Contract is designed for use in connection with personal retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or non-trusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as "Qualified Contracts," and all other Contracts as "Non-Qualified Contracts." A qualified retirement plan generally provides tax-deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

Some broker/dealers may limit their clients from purchasing some optional benefits based upon the client's age. Your individual representative will describe any such limitations. You should work with your registered representative to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

COMMUNICATING TO US ABOUT YOUR CONTRACT

All materials sent to us, including Purchase Payments, must be sent to our Annuity Mailing Address as set forth on the first page of this Prospectus. For all telephone communications, you must call (800) 447-7569.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Mailing Address. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

We are a stock life insurance company incorporated under the laws of New York on May 25, 1983. We do business primarily in New York. Our Home Office is located at 60 East 42nd Street, Suite 1115, New York, New York 10165.

We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial"). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on October 18, 1985, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity and variable life insurance product contracts which are offered by the Company and other affiliated and unaffiliated offerors. These other products may have features, benefits and charges that are different from those under the Contract.

Under New York insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract and other variable annuity and variable life insurance contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under a Contract, including the promise to make annuity payments, are general corporate obligations of the Company.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses, optional benefit riders, and any applicable taxes will, in effect, be made by redeeming the number of Fund Shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS: THE FUNDS

The Contract offers Sub-Accounts that invest in a number of Fund investment options. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.

More comprehensive information about the Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Funds (the "Fund Prospectuses"). The Fund Prospectuses should be read in conjunction with this Prospectus before you invest. A copy of each Fund Prospectus, as well as a Statement of Additional Information for each Fund, may be obtained without charge from the Company by calling (800) 447-7569 or by writing to Sun Life Insurance and Annuity Company of New York, P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Owners and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Owners and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.

Certain of the investment advisers, transfer agents, or underwriters to the Funds may reimburse us for administrative costs in connection with administering the Funds as options under the Contracts. These amounts are not charged to the Funds or Owners, but are paid from assets of the advisers, transfer agents, or underwriters, except for the administrative costs of the Lord Abbett Series Trust Portfolios, which are paid from Fund assets and reflected under "Fees and Expenses."

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund's portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

THE FIXED ACCOUNT

The Fixed Account is made up of general account assets of the Company. Amounts you allocate to the Fixed Account will be available to fund the claims of all classes of our customers, including claims for benefits under the Contracts. Any obligations of the Fixed Account will be paid first from those assets allocated to the Fixed Account and the excess, if any, will be paid from the general account of the Company.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by New York State insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the 4 highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable New York state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS:  THE GUARANTEE PERIODS

You may elect one or more Guarantee Periods from those we make available from time to time. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period, allocations, transfers or renewals into that Guarantee Period will not be permitted. In addition, we reserve the right not to make any Guarantee Periods available. In such event, renewals will be made to the Money Market Sub-Account. We may choose to exercise this right before the Open Date or at some later time. At any time, we can reverse our decision to exercise this right.

We publish Guaranteed Interest Rates for each Guarantee Period offered. We may change the Guaranteed Interest Rates we offer from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by state law. Also, once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.

We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or if the Owner dies before the Annuity Commencement Date.

Issuing Your Contract

When we accept your Application, we "open" the Contract. We refer to this date as the "Open Date." When we receive your initial Purchase Payment, we "issue" your Contract. We refer to this date as the "Issue Date."

We will credit your initial Purchase Payment to your Account within 2 Business Days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 Business Days of when the Application is complete.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $10,000, and, although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million, unless we have approved the Payment in advance. We reserve the right to refuse Purchase Payments received more than 5 years after your Issue Date or after your 70th birthday, whichever is later. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase.

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods currently available, but we reserve the right to limit any allocation to a Guarantee Period to at least $1,000.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. You may change the allocation factors for future Payments by sending us notice of the change as required. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see "Contract Charges -- Premium Taxes"). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the 2 components of your Contract: the Variable Account portion of your Contract ("Variable Account Value") and the Fixed Account portion of your Contract ("Fixed Account Value"). These 2 components are calculated separately, as described under "Variable Account Value" and "Fixed Account Value."

Variable Account Value

     Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

     Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a "Business Day." The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a "Valuation Period." On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor -- which we call the "Net Investment Factor" -- which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the Valuation Period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charges and the administrative expense charge and distribution fee) plus any applicable asset-based charge for optional benefit riders. See "Contract Charges."

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

     Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account Value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

A Guarantee Period begins the day we apply your allocation and ends when all calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Expiration Date.

Each additional Purchase Payment, transfer or renewal credited to your Fixed Account Value will result in a new Guarantee Period with its own Expiration Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Expiration Dates.

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. We will notify you in writing between 45 and 75 days before the Expiration Date for any Guarantee Amount.

A new Guarantee Period of the same duration will begin automatically for that Guarantee Amount on the first day following the Expiration Date, unless before the Expiration Date we receive instructions to transfer the Guarantee Amount to one or more of the Sub-Accounts, in accordance with the transfer privilege provision of the Contract described below (see "Transfer Privilege").

If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. If we are no longer offering a Guarantee Period of the same duration, we will automatically transfer your Fixed Account allocation into the Money Market Sub-Account.

This automatic transfer of Fixed Account Value into the Money Market Sub-Account will not count as a transfer for purposes of the transfer restrictions described under "Transfer Privilege."

Transfer Privilege

     Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:
●	you may not make more than 12 transfers in any Contract Year;

●	the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Contract Year;

●	at least 30 days must elapse between transfers to and from Guarantee Periods;

●	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

●	we impose additional restrictions on market timers, which are further described below.

These restrictions do not apply to transfers made under any approved Optional Program. At our discretion, we may waive some or all of these restrictions. Additional restrictions apply to transfers made under the Secured Returns for Life Plus Benefit. (See "Optional Living Benefit Rider: Secured Returns for Life Plus.")

We reserve the right to waive these restrictions and exceptions at any time. Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.

There is currently no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Under current law, there is no tax liability for transfers.

     Requests for Transfers

You may request transfers in writing or by telephone. If the request is received before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m., the transfer will be effective that day. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We will require personal identifying information to process a request for a transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

Your transfer request will be effective as of the close of the Business Day if we receive your transfer request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be effective on the next Business Day.

     Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Contract Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Contract Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to the Contract Owners. Short-term trading can increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of contract value. As described above under "Transfer Privilege," such policies include limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Contract Owners. The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by the Contract Owner or a third party authorized to initiate transfer requests on behalf of Contract Owner(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under "Transfer Privilege," such as requiring transfer requests to be submitted in writing through regular first-class U.S mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We impose additional administrative restrictions on third parties that engage in transfers of Contract Values on behalf of multiple Contract Owners at one time. Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Contract Owner be equal to 100% of that Contract Owner's value in the Sub-Account.

We will provide you written notification of any restrictions imposed.

In addition, some of the Funds impose, or reserve the right to impose, additional restrictions on transfers if the Fund's short-term trading strategy is more restrictive that the Company's policy. Accordingly, the Variable Account may not be in a position to effectuate some transfers with such Funds and, therefore, will be unable to process such transfer requests. We also reserve the right to refuse requests involving transfers to or from the Fixed Account.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other shareholders, in the following instances:
●	when a new broker of record is designated for the Contract;

●	when the Participant changes;

●	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

●	when necessary in our view to avoid hardship to a Participant; or

●	when underlying Funds are dissolved or merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Contract Owners to certain risks. The short-term trading could increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies. Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Contract Owners may experience a different application of the policy and therefore may experience some of these risks. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Contract Owners could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates

We may reduce or waive the withdrawal charge or the annual Account Fee, credit additional amounts, grant special Guaranteed Interest Rates in certain situations, or offer other options or benefits. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Owner, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see "Withdrawals and Withdrawal Charge. "

Other Programs

     Monitoring Service

You may elect, no later than your Issue Date, to participate in the Privacy Guard program offered through Affinion Services Group, Inc. ("Affinion"). This program is designed to help you access and monitor personal information that is recorded by national credit reporting agencies, by supplying you with a credit report and providing periodic monitoring of any new activity on your credit accounts. To participate in this program, you must authorize us to release certain information to Affinion. This will allow Affinion to set up your participation in Privacy Guard. If you elect Privacy Guard, your participation in this program will be free of charge for a period of twelve months from your Issue Date or until you cancel your Contract, if sooner. After the initial twelve-month period, you will be billed directly by Affinion for this service. You may terminate your participation in this program at any time. If you surrender your Contract within the first year, your participation in the program will automatically end.

You may participate in any of the following optional programs free of charge. Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 free transfers per year allowed under the section entitled "Transfer Privilege."

     Dollar-Cost Averaging

Dollar-cost averaging allows you to invest gradually, over time, in up to 12 Sub-Accounts. You may select a dollar-cost averaging program at no extra charge by allocating a minimum amount to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. (We reserve the right to limit minimum investments to $1,000.) Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. At regular time intervals, we will transfer the same amount automatically to one or more Sub-Accounts that you choose, up to a maximum of 12 Sub-Accounts. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

Any new allocation of a Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and may be subject to the minimum.

The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not insure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods.

     Asset Allocation

One or more asset allocation programs may be available in connection with the Contract, at no extra charge. Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds, and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

Currently, you may select one of the available asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. These asset allocation models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. We may add or delete such programs in the future.

Our asset allocation programs are "static" programs. That is to say, if you elect an asset allocation program, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose, but we do not change your original percentage allocations among the Sub-Accounts in your chosen model, unless you advise us to do so. Nevertheless, we have selected an independent third-party administrator who reviews the existing models annually to determine whether the investment objective of the model is being met in light of changing markets. Based upon this review, the third-party administrator may recommend that new models be substituted for the existing models. If so, the new models will only be offered to Contracts issued on or after the date the new model goes into effect or to Owners who elect an asset allocation program on or after that date. Owners of any existing asset allocation programs may make an independent decision to change their asset allocations at any time. You should consult your financial adviser periodically to consider whether the model you have selected is still appropriate for you.

     Systematic Withdrawal Program

You may select our Systematic Withdrawal Program. Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will effect them automatically. The withdrawals under this program may be subject to charges applicable on surrender or withdrawal. They may also be included as income and subject to a 10% federal tax penalty as well as charges applicable on withdrawal. You should consult a qualified tax professional before choosing this option. We reserve the right to limit the election of this program to Contracts with a minimum Account Value of $10,000.

You may change or stop this program at any time, by written notice to us or other means approved by us.

     Portfolio Rebalancing Program

Under the Portfolio Rebalancing Program, we transfer funds among all Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

WITHDRAWALS AND WITHDRAWAL CHARGE

Cash Withdrawals

     Requesting a Withdrawal

At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Annuity Service Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge (see "Withdrawal Charge"). Upon request, we will notify you of the amount we would pay in the event of a full withdrawal. Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax (see "Tax Considerations"). You should carefully consider these tax consequences before requesting a cash withdrawal.

     Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows: we start with the total value of your Account at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee, if applicable, for the Contract Year in which the withdrawal is made; and finally, we calculate and then deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

     Partial Withdrawals

Unless you specify otherwise, when you request a partial withdrawal, we will deduct the actual amount specified in your request and then adjust the value of your Account by the total of the amount paid and deducting any applicable withdrawal charge.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request.

Partial withdrawals may affect any death benefit or living benefit amount. In calculating the amount payable under the living benefit or death benefit, we may reduce the benefit amount to an amount equal to the benefit amount payable immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See "Withdrawals Under the Optional Living Benefit Rider" and "Calculating the Death Benefit.")

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Contract Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal.

     Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and New York state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:
●	when the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

●	when it is not reasonably practical to dispose of securities held by a Fund or to determine the value of the net assets of a Fund, because an emergency exists; or

●	when an SEC order permits us to defer payment for the protection of Owners.

We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

     Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. (See "Tax Considerations -- Tax-Sheltered Annuities.")

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a "contingent deferred sales charge") on certain amounts you withdraw. We impose this charge to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

     Free Withdrawal Amount

In each Contract Year you may withdraw a portion of your Account Value -- which we call the "free withdrawal amount" -- before incurring the withdrawal charge.

For convenience in discussing free withdrawal amounts, we refer to Purchase Payments made during the last 7 Contract Years, including the current Contract Year, as "New Payments," and we refer to Purchase Payments made before the last 7 Contract Years as "Old Payments."

For the first Contract Year, the free withdrawal amount is equal to 15% of the amount of all Purchase Payments you have made. For all other Contract Years, the free withdrawal amount is equal to the greater of:
●	your Contract's earnings (defined below), minus any free withdrawals taken during the life of your Contract, or

●	15% of the amount of all New Payments minus any free withdrawals taken during the current Contract Year.

Your Contract's earnings are equal to:
●	your Account Value as of the close of business on the previous business day, minus

●	all Purchase Payments made, plus

●	all partial withdrawals and charges taken.

For an example of how we calculate the "free withdrawal amount," see Appendix B.

     Withdrawal Charge on Purchase Payments

If you withdraw more than the free withdrawal amount in any Contract Year, we consider the excess amount to be withdrawn first from Payments that you have not previously withdrawn. We impose the withdrawal charge on the amount of New Payments withdrawn. Thus, the maximum amount on which we will impose the withdrawal charge in any Contract Year will never be more than the total of all New Payments that you have not previously withdrawn.

     Order of Withdrawal

When you make a withdrawal, we consider the free withdrawal amount to be withdrawn first. We consider Purchase Payments that you have not already withdrawn (beginning with the oldest remaining Purchase Payment) to be withdrawn next. Once all Purchase Payments are withdrawn, the balance withdrawn is considered to be earnings and is not subject to a withdrawal charge.

     Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Contract Years the Purchase Payment has been held in your Account, including the Contract Year in which you made the Payment, but not the Contract Year in which you withdraw it. Each Payment begins a new 7-year period and moves down the declining surrender charge scale as shown below at each Contract Anniversary. Payments received during the current Contract Year will be charged 8%, if withdrawn. On your next scheduled Contract Anniversary, that Payment, along with any other Payments made during that Contract Year, will be considered to be in their second Contract Year and will have an 8% withdrawal charge. On the next Contract Anniversary, these Payments will move into their third Contract Year and will have a withdrawal charge of 7%, if withdrawn. This withdrawal charge decreases according to the number of Contract Years the Purchase Payment has been held in your Account. The Withdrawal Charge scale is as follows:

Number of Contract Years
Payment Has Been	Withdrawal
In Your Account	Charge
0-1	8%
1-2	8%
2-3	7%
3-4	6%
4-5	5%
5-6	4%
6-7	3%
7 or more	0%

The withdrawal charge will never be greater than 8% of the excess of your Account Value over the "free withdrawal amount," as defined above.

For additional examples of how we calculate withdrawal charges, see Appendix B.

Types of Withdrawals Not Subject to Withdrawal Charge

     Minimum Distributions

For each Qualified Contract, the free withdrawal amount in any Contract Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This waiver of the withdrawal charge applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

     Other Withdrawals

We do not impose the withdrawal charge on amounts you apply to provide an annuity, amounts withdrawn from a Non-Qualified Contract as part of our non-qualified stretch program, amounts we pay as a death benefit, or amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account.

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee of $30 to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Contract Anniversary. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Contract Anniversary.

We will not charge the Account Fee if:
●	your Account Value has been allocated only to the Fixed Account during the applicable Contract Year; or

●	your Account Value is $100,000 or more on your Contract Anniversary.

If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $30 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge and Distribution Fee

We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, Owner Accounts and the Variable Account that are not covered by the annual Account Fee.

We also deduct a distribution fee from the assets of the Variable Account at an effective annual rate equal to 0.15% during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for the expenses associated with distributing and issuing the Contracts.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.05% if you are age 75 or younger on the Open Date (1.25% if you are age 76 or older on the Open Date). If your Purchase Payments or Account Value exceeds $1 million on your Contract Anniversary, an amount equal to 0.15% of your Account Value will be credited to your Account on that date and on every subsequent Contract Anniversary during the Accumulation Phase. (This credit is paid out of our general account and is the result of cost savings realized on larger-sized Contracts.) The mortality risk we assume arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live. This obligation assures each Annuitant that neither the longevity of fellow Annuitants nor an improvement in life expectancy generally will have an adverse effect on the amount of any annuity payment received under the Contract. The mortality risk also arises from our contractual obligation to pay a death benefit upon the death of the Owner prior to the Annuity Commencement Date. The expense risk we assume is the risk that the annual Account Fee and the administrative expense charge, and the distribution fee we assess under the Contract may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover the mortality and expense risks, we will bear the loss. If the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract.

Charges for Optional Benefit Riders

If you elect the Secured Returns for Life Plus Benefit, we will deduct a specific charge from your Account Value on the last day of the Account Quarter. ("Account Quarters" are defined as three-month periods, with the first Account Quarter beginning on your Issue date.") The charge per year is currently equal to 0.50% of your Account Value. See "Cost of the Optional Living Benefit Rider" under "Optional Living Benefit Rider: Secured Returns for Life Plus."

If you elect the optional death benefit rider, we will deduct, during the Accumulation Phase, a charge from the assets of the Variable Account equal to 0.20% of the average daily net assets of your Contract.

Premium Taxes

In New York there is no premium tax. However, if an Owner or Payee is not a New York State resident, a premium tax may be imposed, depending upon where the Owner or Payee resides. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if you could be subject to a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses

There are fees and charges deducted from each Fund. These fees and expenses are described in the Fund prospectuses and related Statements of Additional Information.

OPTIONAL LIVING BENEFIT RIDER: SECURED RETURNS FOR LIFE PLUS

At issue, you may elect to participate in an optional living benefit rider: Secured Returns for Life Plus (an "Optional Living Benefit" or a "Benefit"). The Benefit provides a guarantee of a return of your initial Purchase Payment (adjusted for subsequent Purchase Payments and withdrawals), during the accumulation period. (You should note that the benefit does not, in all cases, guarantee payments "for Life." Certain actions you take may reduce, or even exhaust, your benefit.) You may elect the Benefit on or before the Issue Date, provided:
●	the rider is available for sale in the state where the Contract is sold;

●	you limit the allocation of your Purchase Payments and Account Value to the investment options, known as "Designated Funds" that we make available with each rider; and

●	the oldest Owner has not attained age 86 on the Open Date.

You have the option of choosing between two different payment options under Secured Returns for Life Plus: the Guaranteed Minimum Accumulation Benefit ("AB Plan") and the Guaranteed Minimum Withdrawal Benefit ("WB Plan"). These options are described in detail under captions containing those names.

We use the following definitions to describe how Secured Returns for Life Plus works:
AB Plan Maturity Date	The date when the AB Plan matures which is on the 10th Contract Anniversary, or if you elect to "step-up" your guaranteed values under the rider, 10 years from the date of the step-up.

Plus 5 Period:	The period of time equal in length to the first 10 Contract Years; or, if less than 10 years, the period of time up to the Contract Year in which the oldest Contract Owner attains age 80.

Bonus Base:

An amount equal to the initial Purchase Payment on the date the Contract is issued, and later is adjusted for any subsequent Purchase Payments, step-ups, and partial withdrawals made during the Plus 5 Period.

Guaranteed Living Benefit Amount (the "GLB amount"):

The minimum amount guaranteed under the Contract while you are participating in the AB Plan. The GLB amount is initially equal to your initial Purchase Payment, which is adjusted for any subsequent Purchase Payments, step-ups, and partial withdrawals. The GLB amount is also used to set the RGLB amount on the date you elect the WB Plan.

Remaining Guaranteed Living Benefit (the "RGLB amount"):

If you elect the WB Plan, the minimum amount guaranteed under the Plan. The RGLB amount equals the GLB amount plus any accrued bonus amount on the date you choose to participate in the WB Plan. This amount will be adjusted for subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals.

Guaranteed Living Benefit Base (the "GLB Base"):

A value equal to the RGLB amount on the date you elect to participate in the WB Plan. The GLB Base is adjusted later for any subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals. The GLB Base is used to establish the Maximum WB Amount.

Lifetime Income Base:

A value equal to the RGLB amount on the WB Plan election date, if you are age 60 or older on said date. A value equal to the RGLB amount on the Contract Anniversary on or immediately following your 59th birthday, if you are less than age 60 on the WB Plan election date. The Lifetime Income Base is adjusted later for any subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals. The Lifetime Income Base is used to establish the Maximum WB for Life Amount.

Maximum WB Amount:	The maximum guaranteed amount available for annual withdrawal until your RGLB amount has been reduced to zero. The annual Maximum WB Amount is equal to 5% of the GLB Base.

Maximum WB For Life Amount:

The maximum guaranteed amount available for annual withdrawal during your lifetime. The Maximum WB for Life Amount is equal to 4% or 5% of the current Lifetime Income Base depending upon the age of the Contract Owner on the date of the first withdrawal under the WB Plan or last Step-Up Date. If your Contract is co-owned, the age of the oldest co-owner will be used to determine the Maximum WB for Life Amount. (You should be aware that the Maximum WB for Life Amount is not a guaranteed amount. Certain actions you take could reduce the value of your Maximum WB for Life Amount to zero.)

You and Your:

Under this optional living benefit rider, the terms "you" and "your" refer to the oldest Owner or the surviving spouse of the oldest Owner as described under "Your Death Under the AB Plan" and "Your Death Under the WB Plan." In the case of a non-natural owner, these terms refer to the oldest annuitant.

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We also use the following acronyms when discussing the features of Secured Returns for Life Plus:

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WB Plan	Guaranteed Minimum Withdrawal Benefit Plan

AB Plan	Guaranteed Minimum Accumulation Benefit Plan

GLB Amount	Guaranteed Living Benefit Amount

RGLB Amount	Remaining Guaranteed Living Benefit Amount

Maximum WB Amount	Maximum Guaranteed Minimum Withdrawal Benefit Amount

Maximum WB for Life Amount	Maximum Guaranteed Minimum Withdrawal Benefit for Life Amount

RMD Amount	Required Minimum Distribution Amount

Yearly RMD Amount	Yearly Required Minimum Distribution Amount

To participate in Secured Returns for Life Plus, all of your Account Value must be invested in one or more of the "Designated Funds" during the entire term of the plan: a 10-year period under the AB Plan or, if you elected the WB Plan, until the RGLB amount is reduced to zero and the Lifetime Income Base is zero. Your application lists the only Funds, Guarantee Period dollar cost averaging programs, and asset allocation models that currently qualify as "Designated Funds." We reserve the right to change the available Designated Funds on new and existing Contracts without prior notice. Any time there is a change in the Designated Funds, your Account Value will remain in the previously available Designated Funds. However, any future transfers or Purchase Payments you make may only be allocated to the Designated Funds then available.

You may combine your optional living benefit rider with any optional death benefit rider other than the EEB Premier Plus rider. Upon annuitization, Secured Returns for Life Plus and any elected optional death benefit rider automatically terminate.

Secured Returns for Life Plus guarantees a return of your initial Purchase Payment regardless of the investment performance of the underlying funds, provided that you comply with certain requirements. The amount guaranteed can be greater than or less than your Account Value. The guaranteed amount can be paid out under a Guaranteed Minimum Accumulation Benefit ("AB") Plan, which provides for a return of your guaranteed amount on the AB Plan Maturity Date, or a Guaranteed Minimum Withdrawal Benefit ("WB") Plan, which provides for a return of your guaranteed amount through periodic withdrawals or, if you meet certain conditions, payments for life.

In addition, Secured Returns for Life Plus includes a bonus feature (called the "Plus 5 Program") that may increase the guaranteed amount under the WB Plan provided no withdrawals are taken during an Contract Year. These bonuses will not increase your guaranteed amount under the AB Plan. But we will keep track of any bonuses while you are in the AB Plan and apply them to the WB Plan, if and when you transfer into the WB Plan. The bonuses under the Plus 5 Program are discussed further under "Plus 5 Program."

If you elect Secured Returns for Life Plus, you are automatically enrolled in the AB Plan. At any time, you may elect instead to receive your benefit under the WB Plan, provided that you make the election prior to the earliest of the Contract's maximum Annuity Commencement Date (the first day of the month following the youngest Annuitant's 95th birthday), the date you annuitize, and the date your AB Plan matures. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

Guaranteed Minimum Accumulation Benefit ("AB") Plan

Under its terms, the AB Plan matures on the AB Plan Maturity Date. On that date, we will credit your Account Value with any excess of your GLB amount over your Account Value after adjusting for any Contract charges or credits. Any such amount will be allocated on a pro rata basis to all Designated Funds in which you are invested at that time.

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Your GLB amount and your Bonus Base are equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for step-ups (described below under "Step -Up") and partial withdrawals. If you make one or more subsequent Purchase Payments during the 10-year period, the period will not restart. Rather, the percentage of guaranteed return for each subsequent Purchase Payment after the second Contract Anniversary will be reduced depending upon the Contract Year in which it was made, as follows:

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Contract Year in which Purchase Payment was made	Percentage added to the GLB amount and to the Bonus Base
1-2	100%
3-5	85%
6-8	70%
9-10	60%

Note that the timing and amount of subsequent Purchase Payments and withdrawals may significantly affect the total Secured Returns for Life Plus Benefit.

If your Account Value is greater than your GLB amount on the AB Plan Maturity Date, we will credit your Account Value with an amount equal to the charges you paid for Secured Returns for Life Plus. (See "Refund of Rider Charges Under the AB Plan.") For examples of how we calculate benefits under the AB Plan, see Examples 1 through 4 in Appendix D.

Guaranteed Minimum Withdrawal Benefit ("WB") Plan

Under the terms of the WB Plan, you are guaranteed a return of your RGLB amount even if your Account Value becomes zero. Each Contract Year during which the WB Plan is in effect, you can withdraw up to your Maximum WB Amount until your RGLB amount has been depleted. Once the RGLB amount is reduced to zero, your GLB Base is permanently set to zero as well. However, if you exceed your Maximum WB Amount in any one Contract Year, your RGLB and future guaranteed withdrawals will be reduced in the manner described below under "Withdrawals Under the Optional Living Benefit Rider."

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The WB Plan also guarantees that, if you have chosen the WB Plan and if you are age 60 or older, you can withdraw up to your "Maximum WB for Life Amount" every Contract Year that you are alive, even if your Account Value has been depleted. If you are younger than age 60, you may withdraw up to your Maximum WB for Life Amount every Contract Year after your first Contract Anniversary following your 59th birthday. If you exceed your Maximum WB for Life Amount in any one Contract Year, the amount of your subsequent guaranteed lifetime withdrawals will be reduced in the manner discussed below under "Withdrawals Under the Optional Living Benefit Rider."

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Your Maximum WB Amount is a set dollar amount equal to 5% of your GLB Base. On the day you elect to participate in the WB Plan, we set your RGLB amount to equal your GLB amount as described under "Guaranteed Minimum Accumulation Benefit ("AB") Plan" plus any accrued bonuses. Your GLB Base is set equal to the RGLB amount on the date you elect to participate in the WB Plan. This value is used to determine your Maximum WB Amount as discussed further below.

To calculate your Maximum WB for Life Amount, we must first determine your Lifetime Income Base. The Lifetime Income Base is an amount equal to the RGLB amount on:

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●	the date you elected to participate in the WB Plan if you are age 60 or older on that date, or

●	your first Contract Anniversary after your 59th birthday, if you are 59 or younger on the date you elect to participate in the WB Plan.

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The Maximum WB for Life Amount will then be calculated, based upon your age on the date of the first withdrawal under the WB Plan, as follows:

Your Age on Date of First Withdrawal under WB Plan	Maximum WB for Life Amount

65 or older	5% of the Lifetime Income Base

64 or younger	4% of the Lifetime Income Base

You are not required to make any withdrawals after you have elected the WB Plan; however, each time you make a withdrawal, we determine whether the withdrawal has exceeded the Maximum WB Amount, the Maximum WB for Life Amount, or both. If you have exceeded the Maximum WB Amount or the Maximum WB for Life Amount, we determine the new maximum amount(s) for future withdrawals. In any one Contract Year, withdrawals in excess of your Maximum WB Amount or your Maximum WB for Life Amount may reduce or eliminate your future guaranteed withdrawals, possibly reducing the guaranteed minimum withdrawal benefit to an amount less than the sum of your Purchase Payments. (See "Withdrawals Under the Optional Living Benefit Rider.")

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Provided your RGLB amount and Account Value have not been reduced to zero, any Purchase Payment made after you have elected the WB Plan, and before your fourth Contract Anniversary, will increase your RGLB amount, your GLB Base, your Bonus Base, and your Lifetime Income Base each by 100% of such Purchase Payment. Therefore, your Maximum WB Amount will equal 5% of your new GLB Base. Your Maximum WB for Life Amount will equal 4% or 5% of your new Lifetime Income Base, depending upon your age on the date of your first withdrawals under the WB Plan as shown in the above chart or your last "Step-Up Date," described under "Step-Up." Under the WB Plan, after your fourth Contract Anniversary, you may not make any additional Purchase Payments unless your benefit under the rider has been cancelled, terminated, or revoked. After the fourth Contract Anniversary, any Purchase Payments submitted by an Owner while participating in the optional living benefit rider will be treated as "Not in Good Order" and returned to the Owner, unless the Owner instructs us to terminate his participation in the rider.

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For examples of how we calculate benefits under the WB Plan, see Examples 5, 6, 9, 10, 11, 14, and 15 in Appendix D.

     Plus 5 Program

The Plus 5 Program gives you the opportunity to increase your guaranteed living benefit if you defer taking withdrawals. That is to say, if you have selected the Benefit and you do not take any withdrawals in the early Contract Years, you will be able to take larger withdrawals in the later Contract Years. Under Secured Returns for Life Plus, the Plus 5 Program is automatically available to you during your first 10 Contract Years (the "Plus 5 Period"). However, if you are 70 or older on the Issue Date, the Plus 5 Period ends on your 80th birthday. Under the Plus 5 Program, if you do not take any withdrawals during any one or more Contract Years, we will automatically calculate a bonus based upon your initial Purchase Payment (the "Bonus Base") and adjusted for additional Purchase Payments, step-ups, and partial withdrawals. Although we calculate the amount of your bonus each year regardless of whether you are participating in the AB Plan or the WB Plan, you can benefit from any bonus amount only if you choose to participate in the WB Plan, as follows:

●

Assume you are participating in the AB Plan. Under this Plan, you only have the potential for increasing the amount of your withdrawals in later Contract Years. For each year you do not take a withdrawal during the Plus 5 Period, we will calculate a bonus equal to 5% of your Bonus Base and add it to an existing accrued bonus amount. The bonuses you earn will accumulate but will not increase your Account Value, your GLB amount, or any guarantee payments you receive under the AB Plan. If you choose to switch to the WB Plan, that potential for larger withdrawals will be realized. When you switch to the WB Plan, we will set your RGLB amount to equal your GLB amount plus any bonuses accumulated under your Contract while you were participating in the AB Plan.

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●

Assume you are participating in the WB Plan. Under this Plan, the potential for larger withdrawals will be realized. Each year you do not take a withdrawal during the Plus 5 Period, we will not only calculate a bonus equal to 5% of your Bonus Base, but we will add that bonus to your RGLB amount on your Contract Anniversary. In this way, your withdrawals under the WB Plan will be larger in the later years than they would have been without the Plus 5 Program. Each time we add a bonus to the RGLB amount, we will also recalculate your GLB Base and Lifetime Income Base as described below.

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After the addition of any bonus, your new GLB Base will be the greater of:

●	your GLB Base prior to the addition of the amount of any bonus, and

●	your RGLB amount after the addition of any applicable bonus.

If your age is within our age limitations, we will calculate a new Lifetime Income Base. Your new Lifetime Income Base will be equal to the greater of:

●	your Lifetime Income Base prior to the addition of the bonus amount, and

●	the lesser of:

●	your RGLB amount after the addition of the bonus amount, and

●	your previous Lifetime Income Base plus the addition of any bonus amount.

While you are participating in the AB Plan during the Plus 5 Period, any bonuses that apply to your Contract will only accumulate and will not increase your GLB amount or any guarantee payments you receive under the AB Plan. However, for each Contract Year that you do not take a withdrawal during the Plus 5 Period, the bonus will be calculated and added to the existing accrued bonus amount.

When and if you elect to participate in the WB Plan, your RGLB amount is set equal to your GLB amount plus any bonuses accumulated under your Contract while you were participating in the AB Plan. Your accrued bonus amount will then be set at zero. Any future bonus amounts, if applicable, while you are participating in the WB Plan, will be added each year, as described above.

Bonuses under the Plus 5 Plan do not increase your Account Value; you can benefit from any such bonus only if you choose the WB Plan.

     "Build Your Portfolio"

Among the choices of "Designated Funds" is a selection of funds, "portfolio model," that you design yourself using certain broad guidelines that we provide. To "build your portfolio," you pick funds from each of five asset classes: cash and short-term bond funds; intermediate and long-term bond funds; core equity funds; growth equity funds; and specialty funds. Altogether you must pick at least three funds but no more than 18 funds for your portfolio model. The amount you may invest in each asset class is determined by a percentage range that we provide for each asset class. The sum of the percentages you invest in the five asset classes altogether must total 100%. A chart showing the funds available in each asset class and the percentage range assigned to each asset class is included in Appendix F.

You may transfer funds within the asset classes as long as your allocations remain within the percentage ranges we have established, and you adhere to the transfer provisions of your Contract. (See "Transfer Privilege.") Withdrawals out of your portfolio model will be taken pro-rata from each of your selected funds. Any additional Purchase Payments will be allocated proportionally to your current fund selection. At any time you can change your fund selection by providing new allocation instructions. Your new instructions will change your existing allocations accordingly. Your portfolio will be rebalanced quarterly to maintain your percentage allocations in line with the performance of the funds over the prior quarter.

If at any time, a fund is closed to new business, no new payments or transfers into the fund will be permitted, however, portfolio rebalancing of the fund will continue. To make a payment into your portfolio model after a fund within the model has been closed, you must redesign your portfolio model without the closed fund. Your entire Account Value will then be reallocated to your new portfolio model.

Cost of the Optional Living Benefit Rider

Unlike other Contract charges, the charge for Secured Returns for Life Plus will not be calculated as a percentage of average daily net assets as described under "Variable Accumulation Unit Value." Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. ("Account Quarters" are defined as three-month periods, with the first Account Quarter beginning on your Issue Date.) The charge per year for Secured Returns for Life Plus is currently equal to 0.50% of your Account Value. The quarterly charge will be determined by multiplying the Account Value at the end of the Account Quarter by 0.00125. (See Example 18 in Appendix D.) The specific amount of the quarterly charge will be reflected on your quarterly account statement.

We will continue to deduct this charge until:
●	you annuitize or

●	under the provisions of Secured Returns for Life Plus;

●	your benefit matures;

●	your benefit is revoked (see "Revocation of the Optional Living Benefit Rider"); or

●	your RGLB amount and your Lifetime Income Base are both reduced to zero under the WB Plan.

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Cancellation of the Benefit (caused by a transfer out of the Designated Funds, a Purchase Payment allocation to a non-Designated Fund, or an assignment) will not terminate the charge, until the 7th Contract Anniversary. (See "Cancellation of the Optional Living Benefit Rider.")

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Withdrawals Under the Optional Living Benefit Rider

All withdrawals under Secured Returns for Life Plus are subject to withdrawal charges if they are in excess of the annual free withdrawal amount. (See "Free Withdrawal Amount" under "Withdrawal Charge.") In addition, any withdrawals you take under Secured Returns for Life Plus will reduce the value of your benefit under the rider. Such withdrawals affect your benefit differently depending upon whether you are participating in the AB Plan or the WB Plan.

Assume you are participating in the AB Plan. Any withdrawals you make will reduce the dollar value of your benefits under this rider proportionally to the amount withdrawn. For example, after a partial withdrawal, the new GLB amount will equal

old GLB amount x	Account Value immediately before partial withdrawal
Account Value immediately after partial withdrawal

Therefore, on your AB Maturity Date, instead of crediting your Account Value with the full amount of your benefit, we will reduce the amount we credit proportionally to the amount withdrawn. We will also proportionally reduce your Bonus Base and any accrued bonuses using a similar calculation. (See Examples 3 and 15 in Appendix I.) However, as discussed in detail under "Plus 5 Program," even though the Bonus Base and accrued bonuses are calculated while you are in the AB Plan, you can benefit from any bonus amount only if you choose to participate in the WB Plan.

Assume you are participating in the WB Plan and you want to receive the full amount of your guaranteed benefit over a period of years. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. In other words, each year, you may withdraw no more than your Maximum WB Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced dollar for dollar, but your Maximum WB Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year until your guaranteed benefit amount is completely withdrawn.

If, however, in any one Contract Year, you withdraw more than the current Maximum WB Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new RGLB amount will be the lesser of:
●	your previous RGLB amount, reduced dollar for dollar by the amount of the withdrawal and

●	your Account Value after the withdrawal.

Your new GLB will be the lesser of:
●	your previous GLB Base reduced dollar for dollar by the amount of the excess withdrawal, and

●	your Account Value after the withdrawal.

Your new Bonus Base will be the lesser of:
●	your previous Bonus Base reduced dollar for dollar by the amount of the excess withdrawal, and

●	your Account Value after the withdrawal.

Your new Maximum WB Amount will be 5% of you new reduced GLB Base. Going forward, this will be the maximum amount that you can withdraw annually without further reducing your benefit.

The Maximum WB Amount is not cumulative. If you withdraw less than the Maximum WB Amount in any one Contract Year, you cannot add that unused portion to withdrawals made in future years to increase the Maximum WB Amount.

Assume you are participating in the WB Plan and, instead, you want to receive a guaranteed annual amount for the rest of your life. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. Under this scenario, you may withdraw no more than your Maximum WB for Life Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced dollar for dollar, but your Maximum WB for Life Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year as long as you are alive.

If, however, in any one Contract Year, you withdraw more than the current Maximum WB for Life Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new Lifetime Income Base will be the lesser of

●	your previous Lifetime Income Base reduced dollar for dollar by the amount of the excess withdrawal, and

●	the Account Value after the withdrawal.

A new Maximum WB for Life Amount will be determined based upon your age on the date of the first withdrawal under the WB Plan (or your age on the last "Step-Up Date," if later) as follows:

Your Age on the later of Date of First Withdrawal under WB Plan or Last Step-Up Date	New Maximum WB for Life Amount

65 or older	5% of the new Lifetime Income Base

64 or younger	4% of the new Lifetime Income Base

The Maximum WB for Life Amount is not cumulative. That is to say, the unused portion in any Contract Year cannot be applied in future years to increase the Maximum WB for Life Amount.

In general when participating in the WB Plan, you should keep the following in mind:
● A withdrawal in excess of the Maximum WB Amount or the Maximum WB for Life Amount might reduce or eliminate your Secured Returns for Life Plus Benefits.

●

If your Account Value drops to zero and, in the same year, you withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life will terminate.

●

If your Account Value drops to zero but you did not, in the same year, withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life will continue. However, no subsequent Purchase Payment will be accepted, no death benefit or annuity benefits will be payable, and all benefits under your Contract, except the right to continue annual withdrawals under this rider, will terminate. You will have two choices:

(1)

You could choose to receive the Maximum WB for Life Amount, if any, until an Owner dies. After the death of an Owner, your beneficiary receives the Maximum WB Amount until the RGLB amount, if any, is reduced to zero; or

(2) You (or your beneficiary if an Owner has died) could choose to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

If you do not make a choice, we will default you to option 1.

For examples showing how withdrawals affect your benefits under the WB Plan, see Examples 7 and 12 in Appendix D.

Annuitization Under the WB Plan

Under the WB Plan, if your RGLB Amount and your Account Value are greater than zero on the maximum Annuity Commencement Date, you may annuitize your Contract rather than receiving periodic payments under the WB plan. If no prior election to annuitize is on file with the Company, on the maximum Annuity Commencement Date you may elect to:

●	annuitize your Contract;

●	surrender your Contract;

●	receive the Maximum WB Amount each year until the RGLB amount is reduced to zero; or

●	receive the Maximum WB for Life Amount each year until an Owner dies and, thereafter, allow the beneficiary to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

Regardless of whether you elect to annuitize, surrender or receive payments under the WB plan, all other Contract benefits, including the Death Benefit, will terminate on the Annuity Commencement Date. If you fail to make an election, we will automatically annuitize your Contract and provide a life annuity with 120 monthly payments certain.

Cancellation of the Optional Living Benefit Rider

Transfers among the Designated Funds are permitted as described under "Transfer Privilege." If, however, you transfer some or all of your Account Value out of the Designated Funds, the Secured Returns for Life Plus benefits will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, the Secured Returns for Life Plus benefits will be cancelled.

An assignment of ownership of the Contract will also cancel Secured Returns for Life Plus.

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Once Secured Returns for Life Plus has been cancelled, it cannot be reinstated. After cancellation of the benefits, you will continue to pay the annual charge for the Secured Returns for Life Plus until your 7th Contract Anniversary.

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Revocation of the Optional Living Benefit Rider

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Anytime after your 7th Contract Anniversary, you may revoke Secured Returns for Life Plus. Once revoked, Secured Returns for Life Plus may not be reinstated. After Secured Returns for Life Plus has been revoked, all benefits and charges will end.

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Step-Up

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On or after your third Contract Anniversary, you may elect to increase your guaranteed amount to your then current Account Value. Currently, this step-up election may be made on any day after your third Contract Anniversary. (We reserve the right to require step-up elections to occur only within 30 days following the third or any subsequent Contract Anniversary.)

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If you are participating in the AB Plan, on the day we receive your step-up election notice in good order (the "Step-Up Date"), we will increase your GLB amount and Bonus Base to an amount equal to your Account Value on the Step-Up Date. If you elect to step-up, at least 3 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:
●	your current Account Value is greater than the current GLB amount and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

If you are participating in the WB Plan on the Step-Up Date, we will step up your GLB Base, your Bonus Base, your RGLB amount, and your Lifetime Income Base to an amount equal to your Account Value on the Step-Up Date. If you elect to step-up, at least 3 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:
●	your current Account Value is greater than the current GLB Base and the current Lifetime Income Base, and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

For purposes of determining the $5,000,000 limit, we reserve the right to aggregate your Account Value with the account values of all other Sun Life variable annuity contracts you own.

If you are in the AB Plan, your Step-Up Date must be at least 10 years prior to your maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, we will automatically extend your Annuity Commencement Date to equal your AB Plan Maturity Date.

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Without a step-up, your benefit under the AB Plan will "mature" on the 10th Contract Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns for Life Plus Rider charge, i.e. the "AB Plan Maturity Date"). If you elect to step-up your GLB amount, the term of your benefit under the AB Plan will change. After you make a step-up election, your benefit under the AB Plan will mature 10 years from the Step-Up Date, unless you elect the WB Plan any time before the AB Plan matures. (See Examples 4, 16, and 17 in Appendix D.) Accrued bonus amounts after step-up under the AB Plan will be equal to the greater of:

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●	the accrued bonus amount before step-up less the difference between the GLB amount after and before step up, and

●	zero.

Following your step-up election, the rider fee will be changed to an amount equal to the Secured Returns for Life Plus fee charged on newly issued Contracts at that time. This fee may be higher than your current fee as set forth above under "Cost of the Optional Living Benefit Rider." If we are no longer issuing new Contracts with the Secured Returns for Life Plus Rider, then the rider fee after the step-up will be set by us, based upon current market conditions at the time of the step-up.

If you have been receiving benefits under the WB Plan, a step-up will change your Maximum WB Amount and your Maximum WB for Life Amount. Your Step-Up Date must be a date prior to your maximum Annuity Commencement Date. After the step up, your Maximum WB Amount will be 5% of the new GLB Base, and your Maximum WB for Life Amount will be 4% or 5% of your new Lifetime Income Base depending upon your age. If you are 65 or older on the Step-Up Date and your Maximum WB for Life Amount has been equal to 4% of your GLB Base, your Maximum WB for Life Amount will be increased to 5% of your GLB Base. Note that, if you step-up in a particular Contract Year, any withdrawals previously made in that Contract Year are applied against your new Maximum WB Amount and your new Maximum WB for Life Amount. (See Examples 8 and 13 in Appendix D.)

If your benefit is under the AB Plan, at the time of step-up, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described above under "Guaranteed Minimum Withdrawal Benefit ('WB') Plan". (See Examples 16 and 17 in Appendix D.)

Subsequent Purchase Payments After a Step-Up

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Under the WB Plan, subsequent Purchase Payments will increase, on a dollar-for-dollar basis, the RGLB amount, the GLB Base, the Bonus Base, and the Lifetime Income Base, if applicable. After your fourth Contract Anniversary, if you are participating in the WB Plan, subsequent Purchase Payments are not allowed.

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Under the AB Plan, after your step-up election, any subsequent Purchase Payment will increase the GLB amount and the Bonus Base under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon "Step-Up Year" in which the Payment was made. (A "Step-Up Year" is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2005, and elected to step-up your Contract on October 1, 2010. Under the AB Plan that you have elected, your benefit matures on October 1, 2020. For any subsequent Purchase Payments you make, your GLB amount and your Bonus Base would increase by the following percentages of such Purchase Payments:

Step-Up Year	Payments Made Between	Percentage Added to the GLB amount and the Bonus Base
1	10/02/10 - 10/01/11	100%
2	10/02/11 - 10/01/12	100%
3	10/02/12 - 10/01/13	85%
4	10/02/13 - 10/01/14	85%
5	10/02/14 - 10/01/15	85%
6	10/02/15 - 10/01/16	70%
7	10/02/16 - 10/01/17	70%
8	10/02/17 - 10/01/18	70%
9	10/02/18 - 10/01/19	60%
10	10/02/19 - 10/01/20	60%

Thus, only 70% of a subsequent Purchase Payment made on October 2, 2015, would be guaranteed whereas 85% of a subsequent Purchase Payment made on October 1, 2015, would be guaranteed.

Renewal of the Optional Living Benefit Rider

If you elect to participate in the AB Plan and you remain in the Plan until it matures, you may elect to renew your participation in Secured Returns for Life Plus, provided that we are still offering the Benefit to new Owners. Upon renewal, the annual charge for participation in the Benefit will be extended under the terms and conditions applicable to new Owners at that time. If renewal in the Secured Returns for Life Plus Benefit is not available, or is available but you make no election to renew your participation in the Benefit, all further benefits under the Secured Returns for Life Plus will be discontinued. We reserve the right to stop offering any Optional Living Benefit to new Owners. If we do so, renewals will no longer be available.

Once you elect to participate in the WB Plan, you may not renew your participation in Secured Returns for Life Plus.

Refund of Rider Charges Under the AB Plan

If your Contract remains in the AB Plan until the AB Plan Maturity Date, and the Account Value is greater than or equal to the GLB amount, then we will refund the charges you have paid for Secured Return for Life Plus ("Refund Amount") by crediting the Refund Amount to your Account Value. The Refund Amount will be allocated on a pro rata basis to the Designated Funds in which you are invested on such AB Plan Maturity Date. No refund of the Secured Return for Life Plus rider charges will be made if you change from the AB Plan to the WB Plan.

Tax Issues

If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit rider might increase the taxable portion of any withdrawal you make from the Contract.

If your Contract is a Qualified Contract, the retirement plan governing that Qualified Contact may be subject to certain required minimum distribution ("RMD") provisions imposed by the Internal Revenue Code (the "Code") and IRS regulations (collectively, the "Federal Tax Laws"). These RMD provisions require that a yearly amount be distributed from the retirement plan beginning generally in the calendar year you attain age 70 1/2. Your failure to withdraw your yearly RMD amount from your Qualified Contract ("Yearly RMD Amount") could result in adverse tax treatment.

When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns for Life Plus as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your RGLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount, or your Maximum WB for Life Amount. In other words, we will not reduce your GLB Base, Lifetime Income Base, or Bonus Base, if a Yearly RMD Amount exceeds either your Maximum WB Amount or your Maximum WB for Life Amount, provided that

(1)

you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70 1/2 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

(2)	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Contract Year, more than one calendar year's Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce GLB Base, Lifetime Income Base, Bonus Base, or all of these amounts, per the terms of the Contract regarding excess withdrawals (see "Withdrawals Under the Optional Living Benefit Rider"), when a Yearly RMD Amount withdrawn from your Contract exceeds either your Maximum WB Amount or your Maximum WB for Life Amount.

If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount, Bonus Base and any accrued bonus amounts proportionally (see "Withdrawals Under the Optional Living Benefit Rider").

Please refer to "Tax Considerations - Impact of Optional Death Benefit and Optional Living Benefit Riders" for more information regarding these and other tax issues that you should consider before electing to participate in an optional living benefit rider.

Your Death Under the AB Plan

If you die while participating in the AB Plan, all benefits and charges under Secured Returns for Life Plus will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary and elects to continue the Contract. Your surviving spouse has three options under the Contract.

(1)

Your spouse can automatically continue in the AB Plan even though the Account Value may have been enhanced under the provisions of the death benefit. (See "Spousal Continuance" under "DEATH BENEFIT.") The charges under Secured Returns for Life Plus will be assessed against the enhanced Account Value. The GLB amount, however, will not be reset.

(2)

Your surviving spouse can elect to switch to the WB Plan; however, such election must be made prior to the earliest of annuitization, the maximum Annuity Commencement Date, and the scheduled AB Plan Maturity Date. The same WB Plan benefits will apply, except the surviving spouse will not be entitled to receive lifetime withdrawal benefits under the original optional living benefit rider.

(3)

Your surviving spouse can elect to participate in a new optional living benefit rider on the original Contract (assuming that the rider is available to new Owners at the time of such election) and, thus, be eligible to receive lifetime withdrawal benefits. If the surviving spouse makes such election: (a) the rider charge will be equal to the rider charge on newly issued Contracts; (b) the GLB amount and the Bonus Base will be equal to the Account Value after the death benefit has been credited; and (c) the spouse will be enrolled in the AB Plan. If the spouse elects to switch to the WB Plan, the GLB Base and the RGLB amount will be the GLB amount on the date the spouse elected to participate in the WB Plan. The Lifetime Income Base will be the RGLB amount on:

●	the date the surviving spouse elected to participate in the WB Plan, if the spouse is age 60 or older on that date, or
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●	the Contract Anniversary after the surviving spouse reaches age 59, if the spouse is 59 or younger on the date of the WB Plan Election.

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Your Death Under the WB Plan

If you die while participating in the WB Plan, your Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract or, alternatively, to receive the Maximum WB Amount on an annual basis until the RGLB amount has been reduced to zero. If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your spouse has two additional options under the Contract:
(1)

Your surviving spouse can automatically continue to participate in the WB Plan, but lifetime withdrawal benefits will not be available to your spouse. All other benefits under the WB Plan will continue, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See "Spousal Continuance" under "DEATH BENEFIT.") The charges under Secured Returns for Life Plus will be assessed against the enhanced Account Value. The RGLB amount, however, will not be reset.

(2)

Your surviving spouse can elect to participate in a new rider on the original contract (as described above under "Your Death Under the AB Plan") and, thus, be eligible to receive lifetime withdrawal benefits.

DEATH BENEFIT

If the Owner dies during the Accumulation Phase, we may pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of death of the Owner, we may pay the death benefit to the surviving Owner, if any, or, if there is no Owner, in one sum to your estate. We do not pay a death benefit if the Owner dies during the Income Phase. However, the Beneficiary will receive any annuity payments provided under an Annuity Option that is in effect. If the Contract names more than one Owner, we will pay the death benefit upon the first death of such Owner.

Amount of Death Benefit

To calculate the amount of the death benefit, we use a "Death Benefit Date." The Death Benefit Date is the date we receive Due Proof of Death of the Owner in an acceptable form, if you have elected a death benefit payment method before the death of the Owner and it remains in effect. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary's election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

The amount of the death benefit is determined as of the Death Benefit Date.

The Basic Death Benefit

In general the death benefit will be the greater of the following amounts:
(1)	your Account Value for the Valuation Period during which the Death Benefit Date occurs; and

(2)	your total Adjusted Purchase Payments (Purchase Payments adjusted for partial withdrawals as described in "Calculating the Death Benefit") as of the Death Benefit Date.

For examples of how to calculate this basic death benefit, see Appendix C.

Optional Death Benefit Rider

You may enhance the "Basic Death Benefit" by electing an optional death benefit rider known as the Maximum Anniversary Account Value Rider ("MAV"). You must make your election on or before the Issue Date. You will pay a charge for the optional death benefit rider. (For a description of the charge, see "Charges for Optional Death Benefit Riders.") The rider is available only if you are younger than 80 on the Open Date. The optional death benefit election may not be changed after the Contract's Issue Date. The death benefit under the optional death benefit rider will be adjusted for all partial withdrawals as described in the Prospectus under the heading "Calculating the Death Benefit."

Under the MAV, the death benefit will be the greater of:
●	the amount payable under the basic death benefit (above), or

●

your Highest Account Value on any Contract Anniversary before Owner's 81st birthday, adjusted for any subsequent Purchase Payments and partial withdrawals made between that Contract Anniversary and the Death Benefit Date.

In determining the Highest Account Value, on the second and each subsequent Contract Anniversary, the current Account Value is compared to the previous Highest Account Value, adjusted for any Purchase Payments and partial withdrawals made during the Contract Year ending on that Contract Anniversary. If the current Account Value exceeds the adjusted Highest Account Value, the current Account Value will become the new Highest Anniversary Account Value.

If your Contract is a Qualified Contract, required minimum distributions under the Internal Revenue Code may affect the value of this optional Benefit to you. Please refer to "Impact of Optional Death Benefit and Optional Living Benefit Riders" under "TAX CONSIDERATIONS" for more information regarding tax issues that you should consider before electing this optional Benefit.

Spousal Continuance

If your spouse is your sole Beneficiary, upon your death your spouse may elect to continue the Contract as the Owner, rather than receive the death benefit amount. In that case, we will not pay a death benefit, but the Contract's Account Value will be equal to your Contract's death benefit amount, as defined under the "Basic Death Benefit" or any optional death benefit rider you have selected. All Contract provisions, including any optional death benefit riders you have selected, will continue as if your spouse had purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, your spouse's age on the original effective date of the Contract will be used. Upon surrender or annuitization, this step-up to the spouse will not be treated as premium, but will be treated as income.

Calculating the Death Benefit

In calculating the death benefit amount payable under option (2) of the "Basic Death Benefit" or under the optional death benefit rider, any partial withdrawals will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal.

If the death benefit is the amount payable under option (2) of the "Basic Death Benefit" or under the optional death benefit rider, your Account Value may be increased by the excess, if any, of that amount over option (1) of the "Basic Death Benefit." Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Such increase will be made only if the Beneficiary elects to annuitize, elects to defer annuitization, or elects to continue the Contract. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the Money Market Sub-Account.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under "The Income Phase -- Annuity Provisions."

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us at our Annuity Mailing Address a completed election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is your spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us a letter of instruction. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until a written election is submitted to the Company or a distribution is required by law.

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death, or (2) if in the form of an annuity, over a period not greater than the life or expected life of the "designated beneficiary" within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the "designated beneficiary." If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Owner, if any, or the estate of the deceased Owner automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Owner. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see "Spousal Continuance," above.

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

If the Owner is not a natural person, these distribution rules apply upon the death or removal of any Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

THE INCOME PHASE -- ANNUITY PROVISIONS

During the Income Phase, we make regular monthly annuity payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described below under the heading "Annuity Options," and you cannot change the Annuity Option selected. You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See "Withdrawals and Withdrawal Charge.")

Selection of Annuitant(s)

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Options refer to the Annuitant as the "Payee." If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payments.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:
●	The earliest possible Annuity Commencement Date is the first day of the second month following your Issue Date.

●

The latest possible Annuity Commencement Date is the first day of the month following the Annuitant's 90th birthday. If there is a Co-Annuitant, the Annuity Commencement Date applies to the younger of the Annuitant and Co-Annuitant.

●	The Annuity Commencement Date must always be the first day of a month.

You may change the Annuity Commencement Date from time to time by sending us written notice in a form acceptable to us, with the following additional limitations:
●	We must receive your notice, in good order, at least 30 days before the current Annuity Commencement Date.

●	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

     Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

     Annuity Option B - Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

     Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the last survivor dies. There is no provision for continuance of any payments to a Beneficiary.

     Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive, in one sum, at any time, some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax. The 5, 6, 7, 8, and 9-year period certain options are not available if your Account has been issued within the past 7 years.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change from time to time during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Options may not be changed once annuity payments begin.

Amount of Annuity Payments

     Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:
●	We deduct a proportional amount of the Account Fee, based on the fraction of the current Contract Year that has elapsed.

●	We deduct any applicable premium tax or similar tax if not previously deducted.

     Variable Annuity Payments

On the Annuity Commencement Date, we will exchange your Account's Variable Annuity Units for annuitization units which have annual insurance charges of 1.60% of your average daily net assets, regardless of your age on the Issue Date. Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See "Annuity Payment Rates."

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment -- which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment -- will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

     Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either (1) the rates in your Contract, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See "Annuity Payment Rates."

     Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

Exchange of Variable Annuity Units

During the Income Phase, the Annuitant may exchange Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Contract Year. To make an exchange, the Annuitant sends us, at our Annuity Service Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

Before exchanging Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the relevant Fund prospectuses for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account Fee of $30 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments.

Annuity Payment Rates

The Contracts contain Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract.

The Annuity Payment Rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Annuity Options A, B and C is the Annuity 2000 Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Owner's death before the Income Phase, as described under the "Death Benefit" section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

A Contract belongs to the individual to whom the Contract is issued. All Contract rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Owner prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Owner; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Change of ownership will not change the Owner named when the Contract is issued. This means that all death benefits and surrender charge waivers will continue to be based on the Owner and not the Owner. The amount payable on the death of the new Owner will be the Surrender Value.

Voting of Fund Shares

We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Funds or in connection with similar solicitations, according to the voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract where the Owner has reserved this right. During the Income Phase, the Payee -- that is the Annuitant or Beneficiary entitled to receive benefits -- is the person having such voting rights. We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners and Payees, as applicable.

Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights of persons who may have such rights under plans, other than rights afforded by the Investment Company Act of 1940, or any duty to inquire as to the instructions received or the authority of Owners, or others, as applicable, to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Funds. We will determine the number of Fund shares as to which each such person is entitled to give instructions as of the record date set by the Fund for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Owner Account by the net asset value of one Fund share as of the same date. On or after the Annuity Commencement Date, the number of Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Fund share as of the same date. After the Annuity Commencement Date, the number of Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

Periodic Reports

During the Accumulation Period we will send you, at least once during each Contract Year, a statement showing the number, type and value of Accumulation Units credited to your Account and the Fixed Accumulation Value of your Account, which statement shall be accurate as of a date not more than 2 months previous to the date of mailing. These periodic statements contain important information concerning your transactions with respect to your Contract. It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

In addition, every person having voting rights will receive such reports or prospectuses concerning the Variable Account and the Funds as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. We will also send such statements reflecting transactions in your Account as may be required by applicable laws, rules and regulations.

Upon request, we will provide you with information regarding variable and fixed accumulation values.

Substitution of Securities

Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contract. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC and the Superintendent of Insurance of the State of New York. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

Modification

Upon notice to the Owner (or the Payee(s) during the Income Phase), we may modify the Contract if such modification: (i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (iii) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see "Change in Operation of Variable Account"); (iv) provides additional Variable Account and/or fixed accumulation options; or (v) as may otherwise be in the best interests of Owners, , or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any 2 or more variable accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by an Owner; and (4) restrict or eliminate any of the voting rights of Owners or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Owners or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Service Address, as shown on the cover of this Prospectus, within 10 days, or longer if allowed by your state, after it was delivered to you. State law may also allow you to return the Contract to your sales representative. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value. If applicable state law requires, we will return the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity ("IRA"), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Issue Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow an Owner establishing an IRA a "ten day free-look," notwithstanding the provisions of the Internal Revenue Code.

TAX CONSIDERATIONS

This section provides general information on the federal income tax consequences of ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

     Deductibility of Purchase Payments

For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the "investment in the contract" for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

     Pre-Distribution Taxation of Contracts

Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an "immediate annuity", which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

     Distributions and Withdrawals from Non-Qualified Contracts

The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date, must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract.

A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee's expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59 1/2, to distributions pursuant to the death or disability of the owner, or to distributions that are a part of a series of substantially equal periodic payments made annually under a lifetime annuity, or to distributions under an immediate annuity (as defined above).

Death benefits paid upon the death of a contract owner are not life insurance benefits and will generally be includable in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the "investment in the contract" is not affected by the owner's or annuitant's death, i.e., the investment in the contract must still be determined by reference to the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income. Special mandatory distribution rules also apply after the death of the Owner when the beneficiary is not the surviving spouse of the Owner.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Any amounts held under a Non-Qualified Contract that are assigned or pledged as collateral for a loan will also be treated as if withdrawn from the Contract. In addition, upon the transfer of a Non-Qualified Contract by gift (other than to the Owner's spouse), the Owner must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

     Distributions and Withdrawals from Qualified Contracts

In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59 1/2, except in certain circumstances.

If you receive a distribution for a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity or an individual retirement annuity "IRA" and roll over some or all that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includable in your income. An eligible rollover distribution from a qualified plan or tax-sheltered annuity will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:
●	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

●	any required minimum distribution; or

●	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan.

     Withholding

In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Owner or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you or your surviving spouse Beneficiary may elect a direct rollover. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Owner or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

     Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying nonqualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an "owner control" test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Revenue Ruling 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts' underlying assets for federal income tax purposes.

Revenue Ruling 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Contract and the contracts described in Revenue Ruling 2003-91 should prevent the holding in Revenue Ruling 2003-91 from applying. Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

     Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

     Qualified Retirement Plans

"Qualified Contracts" are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code. Annuity contracts also receive tax-deferral treatment. It is not necessary that you purchase an annuity contract to receive the tax-deferral treatment available through a Qualified Contract. If you purchase this annuity Contract as a Qualified Contract, you do not received additional tax-deferral. Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

In evaluating whether the Contract is suitable for purchase in connection with a tax qualified plan under Section 401(a) of the Code or a tax-sheltered annuity arrangement under Section 403(b) of the Code, the effect of the Purchase Payment Interest provisions on the plan's compliance with the applicable nondiscrimination requirements should be considered. Violation of the nondiscrimination rules can cause a plan to lose its tax-qualified status under the Code and could result in the full taxation of participants on all of their benefits under the plan. Violation of the nondiscrimination rules might also result in a liability for additional benefits being paid to certain plan participants. Employers intending to use the Contract in connection with such plans should consult with a qualified tax professional.

     Pension and Profit-Sharing Plans

Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans.

     Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.

If the Contracts are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Owner attains age 59 1/2, has a severance from employment with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. While the Internal Revenue Service has not issued specific rules defining financial hardship, we expect that to qualify for a hardship distribution, the Owner must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.

Section 403(b) annuities, like IRAs, are subject to required minimum distributions under the Code. Section 403(b) annuities are unique, however, in that any account balance accruing before January 1, 1987 (the "pre-1987 balance") needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code. This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance. Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular Section 403(b) plan, the Owner may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Owners should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

     Individual Retirement Arrangements

Sections 219 and 408 of the Code permit eligible individuals to contribute to a so-called "traditional" individual retirement program, including Individual Retirement Accounts and Annuities, Simplified Employee Pension Plans, and SIMPLE Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled "Right to Return." If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

     Roth Individual Retirement Arrangements

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you convert a traditional Individual Retirement Annuity Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract's account balance. Thus, you should consult with a qualified tax professional prior to any conversion.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

     Impact of Optional Death Benefit and Optional Living Benefit Riders

Qualified Contracts. If your Contract is a traditional IRA annuity or a 403(b) TSA annuity, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70 1/2 or, for non-IRAs, the date of retirement instead of age 70 1/2 if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract's value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations For Contracts issued in connection with traditional Individual Retirement Accounts, you should contact the Account's trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract's value (including any actuarial present value of additional benefits discussed below) so that it can be used in the Account's RMD calculations.

Effective with the 2006 distribution calendar year, the actuarial present value as of 12/31 of any additional benefits that are provided under your Contract (such as optional death and living benefits) will be added to the Contract's Account Value as of 12/31 in order to calculate the RMD amount. There are two exceptions to the requirement that the actuarial present value of an additional benefit must be added to the Account Value for RMD calculation purposes. First, if the only additional benefit provided under a Contract is a return of premium death benefit (i.e., a benefit under which the final payment does not exceed the amount of purchase payments made less prior distributions), then the additional benefit is disregarded and the RMD calculation uses only the 12/31 Account Value. Second, if (1) the Contract provides only for additional benefits that are each reduced on a proportional basis in the event of distributions, with or without a return of premium death benefit that is not reduced in amount proportionately in the event of distributions and (2) the actuarial present value of all the Contract's additional benefits is no more than 20% of the 12/31 Account Value, then the additional benefits are disregarded and the RMD calculation uses only the 12/31 Account Value. When we notify you of the RMD amount for a distribution calendar year, we will inform you if the calculation included the actuarial present value of additional benefits. Because of the above requirements, your initial or renewal election of an optional rider could cause your RMD amount to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional rider, you should consult with a qualified tax professional as to the possible effect of that rider on your yearly RMD amounts.

You may take an RMD amount calculated for a particular IRA annuity from that annuity or from another IRA account or IRA annuity of yours. Similarly, you may take an RMD amount calculated for a particular TSA annuity from that annuity or from another TSA account or TSA annuity of yours. If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan may need to be used as a source of funds for the RMDs.

If you are subject to the RMD requirements while you are enrolled in the AB Plan under the optional living benefit rider, any RMD amount that you take from the Contract will reduce the amount of the benefit under the AB Plan. This reduction could significantly reduce the value of the optional living benefit to you.

If you are subject to the RMD requirements while you are enrolled in the WB Plan under any optional living benefit rider, and any RMD amount that you take from the Contract ever exceeds the maximum amount that you may withdraw under the terms of the WB Plan, the additional withdrawal amount will reduce the amount of the benefit available under the WB Plan. This reduction could significantly reduce the value of the optional living benefit to you.

Participants in 403(b) plans who are under age 59 1/2, are subject to withdrawal restrictions under the Internal Revenue Code that may prevent them from being able to make any withdrawals under the WB Plan while they remain under age 59 1/2.

Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit rider, you should consult with a qualified tax professional as to the possible effect of RMD distributions on the benefits that might otherwise be available under any optional living benefit.

If your Contract is a traditional Individual Retirement Annuity or is held by your traditional Individual Retirement Account and you might convert in the future to a Roth IRA (see "Roth Individual Retirement Arrangements"), then your initial or renewal election of an optional rider could cause your taxable income upon conversion to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit or death benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on conversion taxable income.

Non-Qualified Contracts. We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and you information about your withdrawal. Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity's cash value (determined without regard to surrender charges) exceeds the investment in the contract. There is no definition of "cash value" in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract. However, there can be no assurance that the IRS will agree that this is the correct cash value. The IRS could, for example, determine that the cash value is the Account Value plus an additional amount representing the value of an optional rider. If this were to occur, election of an optional rider could cause any withdrawal, including a withdrawal under the WB Plan of any optional living benefit rider, to have a higher proportion of the withdrawal derived from taxable investment earnings. Prior to electing to participate in an optional rider (or, if applicable, prior to renewing your participation in the optional living benefit rider), you should consult with a qualified tax professional as to the meaning of "cash value."

ADMINISTRATION OF THE CONTRACT

We perform certain administrative functions relating to the Contract, Owner Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Owner Account number and type, the status of each Owner Account and other pertinent information necessary to the administration and operation of the Contract; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis. Contracts are sold by licensed insurance agents ("the Selling Agents") in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("the Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

The Company (or its affiliates, for purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Contract Owner or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 8.00% of Purchase Payments, and 1.25% annually of the Participant's Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by NASD rules and other applicable laws and regulations.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. These allowances may be based on a percentage of Purchase Payments and/or a percentage of Contract Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealers' preferred or recommended list, access to the Selling Broker-Dealers' registered representatives for purposes of promoting sales of the Company's products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer's actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts (in most cases not to exceed 0.25% of aggregate sales and 0.10% of assets attributable to the Selling-Broker-Dealer, and/or may be a fixed dollar amount.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading "Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates." During 2003, 2004, and 2005, approximately $2,460, $187,766 and $193,244, respectively, in commissions were paid to but not returned by Clarendon in connection with the distribution of the Contracts.

PERFORMANCE INFORMATION

From time to time the Variable Account may publish reports to shareholders, sales literature and advertisements containing performance information relating to the Sub-Accounts. This information may include standardized and non-standardized "Average Annual Total Return," "Cumulative Growth Rate" and "Compound Growth Rate." We may also advertise "yield" and "effective yield" for some variable options.

Average Annual Total Return measures the net income of the Sub-Account and any realized or unrealized gains or losses of the Fund in which it invests, over the period stated. Average Annual Total Return figures are annualized and represent the average annual percentage change in the value of an investment in a Sub-Account over that period. Standardized Average Annual Total Return information covers the period after the Variable Account was established or, if shorter, the life of the Sub-Account. Non-standardized Average Annual Total Return covers the life of each Fund, which may predate the Variable Account. Cumulative Growth Rate represents the cumulative change in the value of an investment in the Sub-Account for the period stated, and is arrived at by calculating the change in the Accumulation Unit Value of a Sub-Account between the first and the last day of the period being measured. The difference is expressed as a percentage of the Accumulation Unit Value at the beginning of the base period. "Compound Growth Rate" is an annualized measure, calculated by applying a formula that determines the level of return which, if earned over the entire period, would produce the cumulative return.

Average Annual Total Return figures assume an initial Purchase Payment of $1,000 and reflect all applicable withdrawal and Contract charges. The Cumulative Growth Rate and Compound Growth Rate figures that we advertise do not reflect withdrawal charges or the Account Fee, although such figures do reflect all recurring charges. Results calculated without withdrawal and/or certain Contract charges will be higher. We may also use other types of rates of return that do not reflect withdrawal and Contract charges.

The performance figures used by the Variable Account are based on the actual historical performance of the underlying Funds for the specified periods, and the figures are not intended to indicate future performance. For periods before the date the Contracts became available, we calculate the performance information for the Sub-Account on a hypothetical basis. To do this, we reflect deductions of the current Contract fees and charges from the historical performance of the corresponding Funds.

Yield is a measure of the net dividend and interest income earned over a specific one month or 30-day period (7-day period for the available Money Market Sub-Account), expressed as a percentage of the value of the Sub-Account's Accumulation Units. Yield is an annualized figure, which means that we assume that the Sub-Account generates the same level of net income over a one-year period and compound that income on a semi-annual basis. We calculate the effective yield for the Money Market Sub-Account similarly, but include the increase due to assumed compounding. The Money Market Sub-Account's effective yield will be slightly higher than its yield as a result of its compounding effect.

The Variable Account may also from time to time compare its investment performance to various unmanaged indices or other variable annuities and may refer to certain rating and other organizations in its marketing materials. More information on performance and our computations is set forth in the Statement of Additional Information.

The Company may also advertise the ratings and other information assigned to it by independent industry ratings organizations. Some of these organizations are A.M. Best and Standard and Poor's Insurance Rating Services. Each year A.M. Best reviews the financial status of thousands of insurers, culminating in the assignment of Best's rating. These ratings reflect A.M. Best's current opinion of the relevant financial strength and operating performance of an insurance company in comparison to the norms of the life/health industry. Best's ratings range from A++ to F. The Standard and Poor's rating measures the ability of an insurance company to meet its obligations under insurance policies it issues. This rating does not measure the insurance company's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Sub-Accounts.

We may also advertise endorsements from organizations, individuals or other parties that recommend the Company or the Contracts. We may occasionally include in advertisements (1) comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets; or (2) discussions of alternative investment vehicles and general economic conditions.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: Washington, D.C. -- 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; Chicago, Illinois -- 500 West Madison Street, Chicago, IL 60661. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http://www.sec.gov).

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Company's Annual Report on Form 10-K for the year ended December 31, 2005 filed with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of the offering, shall be deemed incorporated by reference into the prospectus.

The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference into this Prospectus, other than exhibits to such documents (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such documents should be directed to the Secretary, Sun Life Insurance and Annuity Company of New York, One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

STATE REGULATION

The Company is subject to the laws of the State of New York governing life insurance companies and to regulation by the Superintendent of Insurance of New York. An annual statement is filed with the Superintendent of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Superintendent or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Superintendent has broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted.

In addition, affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, are regulated under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Variable Account. We are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2005 are also included in the SAI.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Sun Life Insurance and Annuity Company of New York
Advertising and Sales Literature
Tax Deferred Accumulations
Calculations
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Independent Registered Public Accounting Firm
Financial Statements

This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated April 11, 2006 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Insurance and Annuity Company of New York. To receive a copy, return this request form to the address shown below or telephone (800) 447-7569.

To:	Sun Life Insurance and Annuity Company of New York
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Please send me a Statement of Additional Information for
Sun Life Financial Masters Choice NY Variable and Fixed Annuity
Sun Life (N.Y.) Variable Account C.

Name        ________________________________________________

Address   _________________________________________________

                  _________________________________________________

City           ______________________   State ______   Zip ___________

Telephone _________________________________________________

APPENDIX A -
GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT: An account established for each Owner to which Net Purchase Payments are credited.

ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant (and while the Owner is still alive) during which you make Purchase Payments under the Contract. This is called the "Accumulation Period" in the Contract.

ADJUSTED PURCHASE PAYMENTS: Purchase Payments adjusted for partial withdrawals as described in "Calculating the Death Benefit."

*ANNUITANT: The person or persons to whom the first annuity payment is made. If either Annuitant dies prior to the Annuity Commencement Date, the surviving Annuitant will become the sole Annuitant.

ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for a Certificate issued under a Non-Qualified Contract, who is the "designated beneficiary" for purposes of Section 72(s) of the Code in the event of the Owner's death. Notwithstanding the foregoing, if there are Co-Owners of a Non-Qualified Contract, the surviving Co-Owner will be deemed the beneficiary under the preceding sentence and any other designated beneficiary will be treated as a contingent beneficiary.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

COMPANY ("WE," "US," "SUN LIFE (N.Y.)"): Sun Life Insurance and Annuity Company of New York.

CONTRACT: A Contract issued by the Company on an individual basis.

CONTRACT YEAR and CONTRACT ANNIVERSARY: Your first Contract Year is the period 365 days (366, if a leap year) from the date on which we issued your Contract. Your Contract Anniversary is the last day of a Contract Year. Each Contract Year after the first is the 365-day period that begins on your Contract Anniversary. For example, if the Issue Date is on March 12, the first Contract Year is determined from the Issue Date and ends on March 12 of the following year. Your Contract Anniversary is March 12 and all Contract Years after the first are measured from March 12. (If the Contract Anniversary Date falls on a non-Business Day, the previous Business Day will be used.)

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Owner's death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until such time as a written election is received by the Company or a distribution is required by law.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other information or documentation required by the Company that is necessary to make payment (e.g. taxpayer identification numbers, beneficiary names and addresses, state inheritance tax waivers, etc.).

EXPIRATION DATE: The last day of a Guarantee Period.

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

ISSUE DATE: The date the Contract becomes effective which is the date we apply your initial Net Purchase Payment to your Account and issue your Contract.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

NET PURCHASE PAYMENT: The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax. This term is also used to describe the total contribution made to Contract minus the total withdrawals.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Owner's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OPEN DATE: The date your Application is received by the Company in good order.

*OWNER: The person, persons or entity entitled to the ownership rights stated in a Contract and in whose name or names the Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term "Owner," as used herein, shall refer to the organization entering into the Contract.

PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Owner, or on the Annuity Commencement Date.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund.

SURRENDER VALUE: The amount payable on full surrender of your Contract.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading and on other Business Days.

VARIABLE ACCOUNT: Variable Account C of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

YOU and YOUR: The terms "you" and "your" refer to "Owner," and/or "Co-Owner" as those terms are identified in the Contract.

*You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B -
CALCULATIONS OF WITHDRAWAL CHARGES

Part 1: Variable Account

Withdrawal Charge Calculation:

Full Withdrawal:

Assume a Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.
						Payment
		Hypothetical		Cumulative	Free	Subject to	Withdrawal	Withdrawal
	Contract	Account	Annual	Annual	Withdrawal	Withdrawal	Charge	Charge
	Year	Value	Earnings	Earnings	Amount	Charge	Percentage	Amount

(a)	1	$41,000	$1,000	$ 1,000	$ 6,000	$35,000	8.00%	$2,800
	2	$45,100	$4,100	$ 5,100	$ 6,000	$39,100	8.00%	$3,128
	3	$49,600	$4,500	$ 9,600	$ 9,600	$40,000	7.00%	$2,800
(b)	4	$52,100	$2,500	$12,100	$12,100	$40,000	6.00%	$2,400
	5	$57,300	$5,200	$17,300	$17,300	$40,000	5.00%	$2,000
	6	$63,000	$5,700	$23,000	$23,000	$40,000	4.00%	$1,600
	7	$66,200	$3,200	$26,200	$26,200	$40,000	3.00%	$1,200
(c)	8	$72,800	$6,600	$32,800	$32,800	$ 0	0.00%	$ 0
(a)

The free withdrawal amount in any year is equal to the greater of (1) the Contract's earnings that were not previously withdrawn, and (2) 15% of any Purchase Payments made in the last 7 Contract Years ("New Payments"). In Contract Year 1, the free withdrawal amount is $6,000, which equals 15% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $35,000, which equals the Account Value of $41,000 minus the free withdrawal amount of $6,000.

(b)

In Contract Year 4, the free withdrawal amount is $12,100, which equals the prior Contract's cumulative earnings to date. On a full withdrawal of $52,100, the amount subject to a withdrawal charge is $40,000.

(c)

In Contract Year 8, the free withdrawal amount is $32,800, which equals the Contract's cumulative earnings to date. On a full withdrawal of $72,800, the amount subject to a withdrawal charge is $0, since the New Payments equal $0.

Partial Withdrawal

Assume a single Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Contract Year, and there are a series of 4 partial withdrawals made during the fourth Contract Year of $4,000, $9,000, $12,000, and $20,000.
					Remaining
	Hypothetical				Free	Amount of			Hypothetical
	Account				Withdrawal	Withdrawal			Account
	Value				Amount	Subject to	Withdrawal	Withdrawal	Value
Contract	Before		Cumulative	Amount of	After	Withdrawal	Charge	Charge	After
Year	Withdrawal	Earnings	Earnings	Withdrawal	Withdrawal	Charge	Percentage	Amount	Withdrawal
1	$41,000	$1,000	$ 1,000	$ 0	$ 6,000	$ 0	8.00%	$ 0	$41,000
2	$45,100	$4,100	$ 5,100	$ 0	$ 6,000	$ 0	8.00%	$ 0	$45,100
3	$49,600	$4,500	$ 9,600	$ 0	$ 9,600	$ 0	7.00%	$ 0	$49,600
(a)4	$50,100	$ 500	$10,100	$ 4,000	$ 6,100	$ 0	6.00%	$ 0	$46,100
(b)4	$46,900	$ 800	$10,900	$ 9,000	$ 0	$ 2,100	6.00%	$ 126	$37,900
(c)4	$38,500	$ 600	$11,500	$12,000	$ 0	$11,400	6.00%	$ 684	$26,500
(d)4	$26,900	$ 400	$11,900	$20,000	$ 0	$19,600	6.00%	$1,176	$ 6,900
(a)

In Contract Year 4, the free withdrawal amount is $10,100, which equals the Contract's cumulative earnings to date. The partial withdrawal amount of $4,000 is less than the free withdrawal amount, so there is no withdrawal charge.

(b)

Since a partial withdrawal of $4,000 was taken, the remaining free withdrawal amount in Contract Year 4 is $10,900 - $4,000 = $6,900. Therefore, $6,900 of the $9,000 withdrawal is not subject to a withdrawal charge, and $2,100 is subject to a withdrawal charge. Of the $13,000 withdrawn to date, $10,900 has been from the free withdrawal amount and $2,100 has been from deposits.

(c)

Since $10,900 of the 2 prior Contract Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Contract Year 4 is $11,500 - $10,900 = $600. Therefore, $600 of the $12,000 withdrawal is not subject to a withdrawal charge, and $11,400 is subject to a withdrawal charge. Of the $25,000 withdrawn to date, $11,500 has been from the free withdrawal amount and $13,500 has been from deposits.

(d)

Since $11,500 of the 3 prior Contract Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Contract Year 4 is $11,900 - $11,500 = $400. Therefore, $400 of the $20,000 withdrawal is not subject to a withdrawal charge, and $19,600 is subject to a withdrawal charge. Of the $45,000 withdrawn to date, $11,900 has been from the free withdrawal amount and $33,100 has been from deposits. Note that if the $6,900 hypothetical Account Value after withdrawal was withdrawn, it would all be from deposits and subject to a withdrawal charge. The withdrawal charge would be 6% of $6,900, which equals $414. The total Contract Year 4 withdrawal charges would then be $2,400, which is the same amount that was assessed for a full liquidation in Contract Year 4 in the example on the previous page.

APPENDIX C -
CALCULATION OF BASIC DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000.00 is made on the Issue Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that death occurs in Contract Year 2, that all of the money is invested in the Sub-Accounts, that no Withdrawals have been made, and that the Account Value on the Death Benefit Date is $80,000.00. The calculation of the Death Benefit to be paid is as follows:

The Basic Death Benefit is the greatest of:
Account Value	= $ 80,000.00

Purchase Payments	= $100,000.00
The Basic Death Benefit would therefore be:	= $100,000.00

Example 2:

Assume a Purchase Payment of $60,000.00 is made on the Issue Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Sub-Accounts and that the Account Value is $80,000.00 just prior to a $20,000.00 withdrawal. The Account Value on the Death Benefit Date is $60,000.00.

The Basic Death Benefit is the greatest of:
Account Value	= $60,000.00

Adjusted Purchase Payments*	= $75,000.00
The Basic Death Benefit would therefore be:	= $75,000.00

*Adjusted Purchase Payments can be calculated as follows: Payments x (Account Value after withdrawal divided by Account Value before withdrawal) = $100,000.00 x ($60,000.00 divided by $80,000.00)

APPENDIX D -
SECURED RETURNS FOR LIFE PLUS BENEFIT EXAMPLES

All of the following examples are based upon the assumption that you purchased a Contract on January 1, 2007 with an initial Purchase Payment of $100,000 and you elected Secured Returns for Life Plus. Your initial GLB amount equals your deposit amount of $100,000.

EXAMPLE 1: Calculation of Benefits under AB Plan.

●

Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first policy year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●

Assume that you take no withdrawals in your second policy year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●

Assume that you take no withdrawals in your third policy year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●

Assume that you remain in the AB plan until it "matures" on January 1, 2017. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $50,000 ($5,000 per year for ten years). Since your rider has "matured" in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $88,000. Since your Account Value is less than your GLB amount by $12,000, an amount equal to $12,000 will be deposited into your Contract ($100,000 - $88,000).

●

If the Living Benefit Program is still available to new Owners, you may elect to renew your participation in the Program with a new GLB amount of $100,000 at the cost and terms available to new Owners.

EXAMPLE 2: Calculation of Benefits under AB Plan with Subsequent Purchase Payments; Refund Applies.
●

Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first policy year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●

Assume that you take no withdrawals in your second policy year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●

Assume that on May 20, 2009, you make a deposit of $80,000. Since you are in your third policy year, your GLB amount is increased by 85% of this deposit. Therefore, your new GLB amount is $168,000 (old GLB amount of $100,000 plus 85% of new deposit of $80,000). Your new Bonus Base is also $168,000 (old Bonus Base of $100,000 plus 85% of new deposit of $80,000). Your accrued bonus amount remains at $10,000.

●

Assume that you take no withdrawals in your third policy year. Therefore, on January 1, 2010, your accrued bonus amount is $18,400, which equals $8,400 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $168,000.

●

Assume that you remain in the AB Plan until it "matures" on January 1, 2017. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $77,200 ($5,000 per year for two years plus $8,400 per year for eight years). Since your rider "matured" in the AB Plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $200,000. Assume that the total rider charges you paid were $8,375.

●

Because your Account Value is greater than your GLB amount ($200,000 vs. $168,000), your Contract will be credited with an amount equal to the rider charges you have paid ($8,375), increasing your Account Value to $208,375.

●

If Secured Returns for Life Plus is still available to new Owners, you may elect to renew your participation in Secured Returns for Life Plus with a new GLB amount of $208,375 at the cost and terms available to new Owners.

EXAMPLE 3: Withdrawals under AB Plan.
●

Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first policy year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●

Assume that you take no withdrawals in your second policy year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●

Assume that on March 10, 2009 (in your third policy year), your Account Value is $80,000. Also assume that you take a withdrawal of $10,000 on this date. Therefore, your ending Account Value on March 10, 2009 is $70,000. Your GLB amount, Bonus Base, and accrued bonus amount are reduced proportionally to the amount withdrawn. Therefore, your new GLB amount is

$100,000 x ($70,000 / $80,000) = $87,500. Your new Bonus Base is $100,000 x ($70,000 / $80,000) = $87,500. Your new accrued bonus amount is $10,000 x ($70,000 / $80,000) = $8,750.

●

Assume that you take no more withdrawals in your third policy year. Therefore, on January 1, 2010, your GLB amount remains at $87,500, and your Bonus Base also remains at $87,500. Since you made a withdrawal in your third policy year, you do not accrue a bonus amount in that policy year. Therefore, your accrued bonus amount remains at $8,750.

●

Assume that you take no withdrawals in your fourth contract year. Therefore, on January 1, 2011, your accrued bonus amount is $13,125, which equals $4,375 (5% of the Bonus Base) plus your previous accrued bonus amount of $8,750. Since no withdrawals were been taken, your GLB amount and your Bonus Base both remain at $87,500.

●

Assume that you remain in the AB plan until it "matures" on January 1, 2017. Assume that you take no more withdrawals from your contract. Your accrued bonus amount is $39,375 ($8,750 total for the first two years plus $4,375 per year for seven years). Since your rider has "matured" in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $80,000. Since your Account Value is less than your GLB amount by $7,500, an amount equal to $7,500 will be deposited into your Contract ($87,500 - $80,000).

●

If Secured Returns for Life Plus is still available to new Owners, you may elect to renew your participation in Secured Returns for Life Plus with a new GLB amount of $87,500 at the cost and terms available to new Owners.

EXAMPLE 4: Step-up elected under AB Plan.
●

Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first policy year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●

Assume that you take no withdrawals in your second policy year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●

Assume that you take no withdrawals in your third policy year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●

Assume that on January 1, 2010 your Account Value is $118,000. Since you have reached your third contract anniversary and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan "maturity date" is now January 1, 2020. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to $0.

●

Assume that you take no withdrawals in your fourth policy year. Therefore, on January 1, 2011, your accrued bonus amount is $5,900, which equals $5,900 (5% of the Bonus Base) plus your previous accrued bonus amount of $0. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $118,000.

●

Assume that you remain in the AB plan until it "matures" on January 1, 2020. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $59,000 ($5,900 per year for ten years). Since your rider has "matured" in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2020 is $112,000. Since your Account Value is less than your GLB amount by $6,000, an amount equal to $6,000 will be deposited into your Contract ($118,000 - $112,000).

●

If Secured Returns for Life Plus is still available to new Owners, you may elect to renew your participation in Secured Returns for Life Plus with a new GLB amount of $118,000 at the cost and terms available to new Owners.

EXAMPLE 5: Calculation of Benefits under WB Plan; Early Withdrawals.
●	Assume you are age 56 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB Amount annually.

●	On January 1, 2007:

●	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is zero because you have not passed your first Contract Anniversary after your 59th birthday
●	Your Maximum WB for Life Amount is zero [4% of your Lifetime Income Base].
●	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Contract Year, you do not receive any bonus credits.

●	On December 31, 2007, after your first systematic withdrawal of $5,000, your Maximum WB Amount:

●	Your Account Value is reduced by the amount of the withdrawal [$5,000].
●	Your RGLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is zero because you have not passed your first Contract Anniversary after your 59th birthday.
●	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

●

Assume you take only systematic withdrawals of $5,000 for a total of 3 years. Assume you make no subsequent Purchase Payments. On December 1, 2009, you celebrate your 59th birthday. On January 1, 2010:

●	Your Account Value has been reduced by the amount of the total withdrawals [$15,000].
●	Your RGLB amount, reduced by the amount of the total withdrawal, is $85,000 [$100,000-($5,000 x 3)].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Contract Year.
●	Your Lifetime Income Base is set at $85,000 [an amount equal to the RGLB amount on your first Contract Anniversary after your 59th birthday].
●	Your Maximum WB for Life Amount is $3,400 [4% of your Lifetime Income Base because you are less than 65 years old].
●	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

●

Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$3,400] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2029:

●	Your Account Value equals zero.
●	Your RGLB amount, reduced by the amount of the total withdrawals, is $17,000 [85,000 - ($3,400 x 20)]
●	Your GLB Base is still $100,000 because you did not withdraw more than the Maximum WB Amount in any Contract Year.
●	Your Lifetime Income Base is still $85,000 because you did not withdraw more than the Maximum WB for Life Amount in any Contract Year.
●	Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years.

Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until an Owner dies or
(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

●

Assume you elect to take annual payments of your Maximum WB for Life Amount. Therefore you will continue to receive $3,400 per year as long as you are alive. If you die before your RGLB amount is reduced to $0, your beneficiary will receive $5,000 per year (your Maximum WB Amount) until your RGLB amount is reduced to zero.

EXAMPLE 6: Calculation of Benefits under WB Plan with Subsequent Purchase Payments; Lifetime Withdrawals.
●	Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.

●	On January 1, 2007:

●	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].
●	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Contract Year, you do not receive any bonus credits.

●	On December 31, 2007, after your first systematic withdrawal of $4,000:

●	Your Account Value is reduced by the amount of the withdrawal [$4,000].
●	Your RGLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000-$4,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.
●	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

●

Assume you take only annual systematic withdrawals of $4,000 for a total of 4 years. Assume you make a subsequent Purchase Payment of $50,000, in your 4th Contract Year. Assume also that, immediately before the subsequent Purchase Payment, your Account Value was $80,000. On December 31, 2010:

●	Your RGLB amount, reduced by the amount of the total withdrawals and increased by the subsequent Purchase Payment, is $134,000 [$100,000 - ($4,000 x 4) + $50,000].
●	Your GLB Base, increased by the subsequent Purchase Payment, is $150,000.
●	Your Maximum WB Amount is $7,500 [5% of your new GLB Base]
●	Your Lifetime Income Base, increased by the subsequent Purchase Payment, is $150,000.
●	Your Maximum WB for Life Amount is $6,000 [4% of your new Lifetime Income Base]
●	Your GLB Base, increased by the subsequent Purchase Payment, is $150,000.

You may increase your annual systematic withdrawals to $6,000 without any effect on your future lifetime benefits.

●

Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$6,000] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2030:

●	Your Account Value equals zero.
●	Your RGLB amount, reduced by the amount of the total withdrawals is $14,000 [$134,000 - ($6,000 x 20)].
●	Your GLB Base is still $150,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $150,000 because you did not withdraw more than your Maximum WB for Life Amount in any Contract Year.
●	Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years.

Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until an Owner dies or
(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

●

Assume you elect to take annual payments of your Maximum WB for Life Amount of $6,000. Therefore, you will continue to receive $6,000 per year as long as you are alive. If you die before your RGLB amount is reduced to $0, your beneficiary will receive $6,000 per year (your Maximum WB Amount) until your RGLB amount is reduced to zero.

EXAMPLE 7: Withdrawals under WB Plan Exceeding Maximum WB Amount.
●

Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2007. Assume that your Designated Funds have had poor investment performance, losing 2% a year over the course of the Contract. On January 1, 2007:

●	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].
●	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Contract Year, you do not receive any bonus credits.

●	On December 31, 2007, after you take a withdrawal of $6,000, your Account Value is $92,000:

●	Your RGLB amount is reduced to $92,000 [the lesser of (1) your current RGLB amount minus the withdrawal [$100,000-$6,000] and (2) your new Account Value [$92,000]].
●	Your GLB Base is reduced to $92,000 [the lesser of (1) your current GLB Base minus the excess withdrawal [$100,000 - ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].
●	Your Maximum WB Amount is now $4,600 [5% of your GLB Base].
●

Your Lifetime Income Base is reduced to $92,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($6,000 - $4,000)] and (2) your new Account Value [$92,000]].

●	Your Maximum WB for Life Amount is $3,680 [4% of your new Lifetime Income Base].
●	Your Bonus Base is reduced to $92,000 [the lesser of (1) your current Bonus Base minus the excess withdrawal [$100,000 - ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].

●

Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $6,000 for a total of 13 years. Due to the of poor investment performance of your Designated Funds, your Account Value is now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your RGLB amount is also now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB Base is also now $7,609. Your Maximum WB Amount is 5% of $7,609, or $380. Because you have taken withdrawals in excess of your Maximum WB for Life Amount, your Lifetime Income Base is also now $7,609. Your Maximum WB for Life Amount is 4% of $7,609, or $304. Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years.

●	Assume your fund earns -2% in contract year 14, and that you take another $6,000 withdrawal. On December 31, 2020:

●	Your Account Value is $1,457.
●	Your RGLB amount is $1,457 [the lesser of (1) your current RGLB amount minus the withdrawal amount ($7,609 - $6,000) and (2) your new Account Value ($1,457)].
●	Your GLB Base is $1,457 [the lesser of (1) your current GLB Base minus the excess withdrawal [$7,609 - ($6,000 - $380)] and (2) your new Account Value [$1,457]].
●	Your Maximum WB Amount equals $73 [5% of your new Lifetime Income Base].
●	Your Lifetime Income Base is $1,457 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$7,609 - ($6,000 - $304)] and (2) your new Account Value [$1,457]].
●	Your Maximum WB for Life Amount equals $58 [4% of your new Lifetime Income Base].

Because your GLB Base is greater than zero, you may take annual withdrawals up to the Maximum WB Amount until your RGLB amount becomes zero. Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. Any withdrawal you take that is greater than your Maximum WB Amount will reduce your GLB Base (and hence, give you a new, reduced Maximum WB Amount). Any withdrawal you take that is greater than your Maximum WB for Life Amount will reduce your Lifetime Income Base (and hence, give you a new, reduced Maximum WB for Life Amount).

If your Account Value is reduced to zero by a withdrawal that does not exceed your Maximum WB for Life Amount, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until an Owner dies or
(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount but does not exceed your Maximum WB Amount, your Lifetime Income Base will become zero, but we will continue to pay your then current Maximum WB Amount each year until your RGLB is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds both your Maximum WB for Life Amount and your Maximum WB Amount, your Lifetime Income Base, your RGLB amount, and your GLB Base will all be reduced to zero, your Maximum WB for Life Amount and your Maximum WB Amount will both become zero, and no more benefits will be paid.

EXAMPLE 8: Step-up elected under WB Plan.
●

Assume you are age 65 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Funds have had good investment performance, gaining 6% a year over the course of the Contract. On January 1, 2007:

●	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base because you are age 65].
●	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Contract Year, you do not receive any bonus credits.

●	On December 31, 2007, after you take your first systematic withdrawal of $5,000, your Account Value is $101,000:

●	Your RGLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 because you withdrew no more than your Maximum WB for Life Amount.
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].
●	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

●	Assume you make no subsequent Purchase Payments, but you take systematic withdrawals of $5,000 for a total of 3 years. On December 31, 2009:

●	Your Account Value is $103,184.
●	Your RGLB amount is $85,000 [$100,000 - ($5,000 x 3)].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is still $100,000 because you withdrew no more than your Maximum WB for Life Amount.
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].
●	Your Bonus Base is still $100,000 because you withdrew no more than your Maximum WB Amount.

Because your Account Value is greater than your RGLB amount, your GLB Base, and your Lifetime Income Base, you may step-up your RGLB amount, your GLB Base, your Bonus Base, and your Lifetime Income Base each to an amount equal to your current Account Value. Assume you elect to step-up. On January 1, 20010*:

●	Your Account Value is $103,184.
●	Your RGLB amount is $103,184.
●	Your GLB Base is $103,184.
●	Your Maximum WB Amount is $5,159 [5% of your new GLB Base].
●	Your Lifetime Income Base is $103,184.
●	Your Maximum WB for Life Amount is $5,159 [5% of your new Lifetime Income Base].
●	Your Bonus Base is $103,184.

*

Note: Assume instead that you elected to step-up sometime in 2010 after your withdrawal of $5,000 was taken and that your Account Value at the time of the step-up was $103,184. Your new Maximum WB Amount and new Maximum WB for Life amount of $5,159 would apply so that you could withdraw an additional $159 during the remainder of 2010 without exceeding your maximum amounts.

EXAMPLE 9: WB election at issue, withdrawals not taken immediately.

●

Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●

Assume that you take no withdrawals in your first contract year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of
(i)	your old LIB of $100,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250.
Your Bonus Base remains at $100,000.

●

Assume that you take no withdrawals in your second contract year. Therefore, on January 1, 2009, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $110,000. Your GLB Base will now become the greater of

(i)	your old GLB Base of $105,000, and
(ii)	your new RGLB amount of $110,000.
Therefore, your GLB Base is now $110,000, and your new Maximum WB Amount is 5% of $110,000, or $5,500.
Your LIB will now become the greater of
(i)	your old LIB of $105,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $110,000, and
(b)	your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $110,000, and your new Maximum WB for Life Amount is 5% of $110,000, or $5,500.
Your Bonus Base remains at $100,000.

●

Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,500 in your third contract year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $110,000 - $5,500, or $104,500. Your GLB Base will remain at $110,000, so your Maximum WB Amount will remain at 5% of $110,000, or $5,500. Your LIB will also remain at $110,000, so your Maximum WB for Life Amount will remain at 5% of $110,000, or $5,500.

●

Assume that you remain alive and that you continue to make withdrawals of $5,500 until the RGLB amount runs out in year 2028. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your LIB is still $110,000. Therefore, you can continue to receive $5,500 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 10: WB election at issue, sub-deposits made, withdrawals not taken immediately.

●

Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●

Assume that you take no withdrawals in your first contract year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of
(i)	your old LIB of $100,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250.
Your Bonus Base remains at $100,000.

●

Assume that you make a deposit of $60,000 in your second contract year. Your RGLB amount, GLB Base, LIB, and Bonus Base are all increased by the amount of the deposit. Therefore, your RGLB amount, GLB Base, and LIB are all now equal to $105,000 plus $60,000 = $165,000. Your Bonus Base is now equal to $100,000 plus $60,000 = $160,000.

●

Assume that you take no withdrawals in your second contract year. Therefore, on January 1, 2009, the RGLB amount will be increased by $8,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $173,000. Your GLB Base will now become the greater of

(i)	your old GLB Base of $165,000, and
(ii)	your new RGLB amount of $173,000.
Therefore, your GLB Base is now $173,000, and your new Maximum WB Amount is 5% of $173,000, or $8,650.
Your LIB will now become the greater of
(i)	your old LIB of $165,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $173,000, and
(b)	your old LIB of $165,000 plus the bonus amount of $8,000.
Therefore, your LIB is now $173,000, and your new Maximum WB for Life Amount is 5% of $173,000, or $8,650.
Your Bonus Base remains at $160,000.

●

Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $8,650 in your third contract year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $173,000 - $8,650, or $164,350. Your GLB Base will remain at $173,000, so your Maximum WB Amount will remain at 5% of $173,000, or $8,650. Your LIB will also remain at $173,000, so your Maximum WB for Life Amount will remain at 5% of $173,000, or $8,650. Your Bonus Base will remain at $160,000.

●

Assume that you remain alive and that you continue to make withdrawals of $8,650 until the RGLB amount runs out in year 2028. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years. Your LIB is still $173,000. Therefore, you can continue to receive $8,650 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 11: WB election at issue, withdrawals taken.

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Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●

Assume that you take no withdrawals in your first contract year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of

(i)	your old GLB Base of $100,000, an
(ii)	your new RGLB amount of $105,000
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of
(i)	your old LIB of $100,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250.
Your Bonus Base remains at $100,000.

●

Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,250 in your second contract year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $105,000 - $5,250, or $99,750. Your GLB Base will remain at $105,000, so your Maximum WB Amount will remain at 5% of $105,000, or $5,250. Your LIB will also remain at $105,000, so your Maximum WB for Life Amount will remain at 5% of $105,000, or $5,250. Since your withdrawal did not exceed your Maximum WB Amount, your Bonus Base will remain at $100,000.

●

Assume that you take no withdrawals in your third contract year. Therefore, on January 1, 2010, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $104,750. Your GLB Base will now become the greater of

(i)	your old GLB Base of $105,000, and
(ii)	your new RGLB amount of $104,750.
Therefore, your GLB Base remains at $105,000, and your Maximum WB Amount remains at 5% of $105,000, or $5,250.
Your LIB will now become the greater of
(i)	your old LIB of $105,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $104,750, and
(b)	your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB remains at $105,000, and your Maximum WB for Life Amount remains at 5% of $105,000, or $5,250.
Your Bonus Base remains at $100,000.

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Assume that you take no withdrawals in your fourth contract year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $109,750. Your GLB Base will now become the greater of

(i)	your old GLB Base of $105,000, and
(ii)	your new RGLB amount of $109,750.
Therefore, your GLB Base is now $109,750, and your new Maximum WB Amount is 5% of $109,750, or $5,487.
Your LIB will now become the greater of
(i)	your old LIB of $105,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $109,750, and
(b)	your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $109,750, and your new Maximum WB for Life Amount is 5% of $109,750, or $5,487.
Your Bonus Base remains at $100,000.

●

Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,487 in 2011. Also assume that you remain alive and continue to take annual withdrawals of $5,487 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years. Your LIB is still $109,750. Therefore, you can continue to receive $5,487 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 12: WB election at issue, excess withdrawal taken.

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Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●

Assume that you take no withdrawals in your first contract year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of
(i)	your old LIB of $100,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250.
Your Bonus Base remains at $100,000.

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Assume that you take a withdrawal of $6,000 in your second contract year. This withdrawal exceeds both your Maximum WB Amount and your Maximum WB for Life Amount of $5,250. Assume that your Account Value equals $90,000 after you make this withdrawal. Your RGLB amount will be reduced to the lesser of

(i)	your old RGLB amount of $105,000 minus the $6,000 withdrawal, and
(ii)	your Account Value of $90,000.
Therefore, your new RGLB amount is $90,000.
Your GLB Base will be reduced to the lesser of
(i)	your old GLB Base of $105,000 minus the $750 excess withdrawal, and
(ii)	your Account Value of $90,000.
Therefore, your new GLB Base is $90,000. Your new Maximum WB Amount is 5% of $90,000, or $4,500.
Your Bonus Base will be reduced to the lesser of
(i)	your old Bonus Base of $100,000 minus the $750 excess withdrawal, and
(ii)	your Account Value of $90,000.
Therefore, your new Bonus Base is $90,000.
Your LIB will be reduced to the lesser of
(i)	your old LIB of $105,000 minus the $750 excess withdrawal, and
(ii)	your Account Value of $90,000.
Therefore, your new LIB is $90,000. Your new Maximum WB for Life Amount is 5% of $90,000, or $4,500.

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Assume that you take no withdrawals in your third contract year. Therefore, on January 1, 2010, the RGLB amount will be increased by $4,500, which equals 5% of the Bonus Base. Your new RGLB amount is now $94,500. Your GLB Base will now become the greater of

(i)	your old GLB Base of $90,000, and
(ii)	your new RGLB amount of $94,500.
Therefore, your GLB Base is now $94,500, and your new Maximum WB Amount is 5% of $94,500, or $4,725.
Your LIB will now become the greater of
(i)	your old LIB of $90,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $94,500, and
(b)	your old LIB of $90,000 plus the bonus amount of $4,500.
Therefore, your LIB is now $94,500, and your new Maximum WB for Life Amount is 5% of $94,500, or $4,725.
Your Bonus Base remains at $90,000.

●

Assume that you take no withdrawals in your fourth contract year. Therefore, on January 1, 2011, the RGLB amount will be increased by $4,500, which equals 5% of the Bonus Base. Your new RGLB amount is now $99,000. Your GLB Base will now become the greater of

(i)	your old GLB Base of $94,500, and
(ii)	your new RGLB amount of $99,000.
Therefore, your GLB Base is now $99,000, and your new Maximum WB Amount is 5% of $99,000, or $4,950.
Your LIB will now become the greater of
(i)	your old LIB of $94,500, and
(ii)	the lesser of
(a)	your new RGLB amount of $99,000, and
(b)	your old LIB of $94,500 plus the bonus amount of $4,500.
Therefore, your LIB is now $99,000, and your new Maximum WB for Life Amount is 5% of $99,000, or $4,950.
Your Bonus Base remains at $90,000.

●

Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $4,950 in 2011. Also assume that you remain alive and continue to take annual withdrawals of $4,950 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years. Your LIB is still $99,000. Therefore, you can continue to receive $4,950 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 13: WB election at issue, withdrawals not taken immediately, Step-up elected.

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Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●

Assume that you take no withdrawals in your first contract year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of
(i)	your old LIB of $100,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250.
Your Bonus Base remains at $100,000.

●

Assume that you take no withdrawals in your second contract year. Therefore, on January 1, 2009, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $110,000. Your GLB Base will now become the greater of

(i)	your old GLB Base of $105,000, and
(ii)	your new RGLB amount of $110,000.
Therefore, your GLB Base is now $110,000, and your new Maximum WB Amount is 5% of $110,000, or $5,500.
Your LIB will now become the greater of
(i)	your old LIB of $105,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $110,000, and
(b)	your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $110,000, and your new Maximum WB for Life Amount is 5% of $110,000, or $5,500.
Your Bonus Base remains at $100,000.

●

Assume that you take no withdrawals in your third contract year. Therefore, on January 1, 2010, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $115,000. Your GLB Base will now become the greater of

(i)	your old GLB Base of $110,000, and
(ii)	your new RGLB amount of $115,000.
Therefore, your GLB Base is now $115,000, and your new Maximum WB Amount is 5% of $115,000, or $5,750.
Your LIB will now become the greater of
(i)	your old LIB of $115,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $115,000, and
(b)	your old LIB of $110,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $115,000, and your new Maximum WB for Life Amount is 5% of $115,000, or $5,750.
Your Bonus Base remains at $100,000.

●

Assume that on January 2, 2010 your Account Value is $118,000. Since you have reached your third contract anniversary and since your Account Value is greater than both the GLB Base and the LIB, you may step up your WB plan guarantees. Assume that you do elect to step up. Your RGLB amount, your GLB Base, your LIB and your Bonus Base are all now equal to $118,000. Your new Maximum WB Amount is 5% of $118,000, or $5,900. Your new Maximum WB for Life Amount is 5% of $118,000, or $5,900.

●

Assume that you take no withdrawals in your fourth contract year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,900, which equals 5% of the Bonus Base. Your new RGLB amount is now $123,900. Your GLB Base will now become the greater of

(i)	your old GLB Base of $118,000, and
(ii)	your new RGLB amount of $123,900.
Therefore, your GLB Base is now $123,900, and your new Maximum WB Amount is 5% of $123,900, or $6,195.
Your LIB will now become the greater of
(i)	your old LIB of $118,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $123,900, and
(b)	your old LIB of $118,000 plus the bonus amount of $5,900.
Therefore, your LIB is now $123,900, and your new Maximum WB for Life Amount is 5% of $123,900, or $6,195.
Your Bonus Base remains at $118,000.

●

Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,195 in your fifth contract year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $123,900 - $6,195, or $117,705. Your GLB Base will remain at $123,900, so your Maximum WB Amount will remain at 5% of $123,900, or $6,195. Your LIB will also remain at $123,900, so your Maximum WB for Life Amount will remain at 5% of $123,900, or $6,195. Your Bonus Base remains at $118,000.

●

Assume that you remain alive and that you continue to make withdrawals of $6,195 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years. Your LIB is still $123,900. Therefore, you can continue to receive $6,195 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 14: Switch from AB to WB; No withdrawals under the AB Plan.
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Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first policy year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●

Assume that you take no withdrawals in your second policy year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●

Assume that you take no withdrawals in your third policy year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●

Assume that while you are in your fourth policy year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $100,000 plus your accrued bonus amount of $15,000, for a total of $115,000. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $115,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,750. Your Maximum WB for Life Amount equals 5% of your LIB, or $5,750. Your Bonus Base remains at $100,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

●

Assume that you take no withdrawals in your fourth contract year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $120,000. Your GLB Base will now become the greater of

(i)	your old GLB Base of $115,000, and
(ii)	your new RGLB amount of $120,000.
Therefore, your GLB Base is now $120,000, and your new Maximum WB Amount is 5% of $120,000, or $6,000.
Your LIB will now become the greater of
(i)	your old LIB of $115,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $120,000, and
(b)	your old LIB of $115,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $120,000, and your new Maximum WB for Life Amount is 5% of $120,000, or $6,000.
Your Bonus Base remains at $100,000.

●

Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,000 in your fifth contract year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $120,000 - $6,000, or $114,000. Your GLB Base will remain at $120,000, so your Maximum WB Amount will remain at 5% of $120,000, or $6,000. Your LIB will also remain at $120,000, so your Maximum WB for Life Amount will remain at 5% of $120,000, or $6,000. Your Bonus Base remains at $100,000.

●

Assume that you remain alive and that you continue to make withdrawals of $6,000 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years. Your LIB is still $120,000. Therefore, you can continue to receive $6,000 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 15: Switch from AB to WB; Withdrawals under the AB Plan.
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Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first policy year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●

Assume that you take no withdrawals in your second policy year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●

Assume that on March 10, 2009 (in your third policy year), your Account Value is $80,000. Also assume that you take a withdrawal of $10,000 on this date. Therefore, your ending Account Value on March 10, 2009 is $70,000. Your GLB amount, Bonus Base, and accrued bonus amount are reduced proportionally to the amount withdrawn. Therefore, your new GLB amount is

$100,000 x ($70,000 / $80,000) = $87,500. Your new Bonus Base is $100,000 x ($70,000 / $80,000) = $87,500. Your new accrued bonus amount is $10,000 x ($70,000 / $80,000) = $8,750

●

Assume that while you are in your fourth policy year, you switch to the WB plan. Your RGLB amount is now equal to your old GLB amount of $87,500 plus your accrued bonus amount of $8,750, for a total of $96,250. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $96,250. Your Maximum WB Amount equals 5% of your GLB Base, or $4,812. Your Maximum WB for Life Amount equals 5% of your LIB, or $4,812. Your Bonus Base remains at $87,500. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

●

Assume that you take no withdrawals in your fourth contract year. Therefore, on January 1, 2011, the RGLB amount will be increased by $4,375, which equals 5% of the Bonus Base. Your new RGLB amount is now $100,625. Your GLB Base will now become the greater of

(i)	your old GLB Base of $96,250, and
(ii)	your new RGLB amount of $100,625.
Therefore, your GLB Base is now $100,625, and your new Maximum WB Amount is 5% of $100,625, or $5,031.
Your LIB will now become the greater of
(i)	your old LIB of $96,250, and
(ii)	the lesser of
(a)	your new RGLB amount of $100,625, and
(b)	your old LIB of $96,250 plus the bonus amount of $4,375.
Therefore, your LIB is now $100,625, and your new Maximum WB for Life Amount is 5% of $100,625, or $5,031.
Your Bonus Base remains at $87,500.

●

Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,031 in your fifth contract year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $100,625 - $5,031, or $95,594. Your GLB Base will remain at $100,625, so your Maximum WB Amount will remain at 5% of $100,625, or $5,031. Your LIB will also remain at $100,625, so your Maximum WB for Life Amount will remain at 5% of $100,625, or $5,031. Your Bonus Base remains at $87,500.

●

Assume that you remain alive and that you continue to make withdrawals of $5,031 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years. Your LIB is still $100,625. Therefore, you can continue to receive $5,031 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 16: Switch from AB to WB; Step-up while in AB Plan.
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Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first policy year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●

Assume that you take no withdrawals in your second policy year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●

Assume that you take no withdrawals in your third policy year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●

Assume that on January 2, 2010 your Account Value is $118,000. Since you have reached your third contract anniversary and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan "maturity date" is now January 2, 2020. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to $0.

●

Assume that you take no withdrawals in your fourth policy year. Therefore, on January 1, 2011, your accrued bonus amount is $5,900, which equals $5,900 (5% of the Bonus Base) plus your previous accrued bonus amount of $0. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $118,000.

●

Assume that while you are in your fifth policy year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $118,000 plus your accrued bonus amount of $5,900, for a total of $123,900. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $123,900. Your Maximum WB Amount equals 5% of your GLB Base, or $6,195. Your Maximum WB for Life Amount equals 5% of your LIB, or $6,195. Your Bonus Base remains at $118,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

●

Assume that you take no withdrawals in your fifth contract year. Therefore, on January 1, 2012, the RGLB amount will be increased by $5,900, which equals 5% of the Bonus Base. Your new RGLB amount is now $129,800. Your GLB Base will now become the greater of

(i)	your old GLB Base of $123,900, and
(ii)	your new RGLB amount of $129,800.
Therefore, your GLB Base is now $129,800, and your new Maximum WB Amount is 5% of $129,800, or $6,490.
Your LIB will now become the greater of
(i)	your old LIB of $123,900, and
(ii)	the lesser of
(a)	your new RGLB amount of $129,800, and
(b)	your old LIB of $123,900 plus the bonus amount of $5,900.
Therefore, your LIB is now $129,800, and your new Maximum WB for Life Amount is 5% of $129,800, or $6,490.
Your Bonus Base remains at $118,000.

●

Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,490 in your sixth contract year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $129,800 - $6,490, or $123,310. Your GLB Base will remain at $129,800, so your Maximum WB Amount will remain at 5% of $129,800, or $6,490. Your LIB will also remain at $129,800, so your Maximum WB for Life Amount will remain at 5% of $129,800, or $6,490. Your Bonus Base remains at $118,000.

●

Assume that you remain alive and that you continue to make withdrawals of $6,490 until the RGLB amount runs out in year 2031. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years. Your LIB is still $129,800. Therefore, you can continue to receive $6,490 per year as long as you are alive. We will continue to charge the rider fee for as long as you are eligible to receive benefits under the WB Plan. The Owner can annuitize as long as there is a remaining Account Value, but if Account Value drops to zero, the Contract terminates.

EXAMPLE 17: Switch from AB to WB; Step-up while in AB Plan.
●

Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first policy year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●

Assume that you take no withdrawals in your second policy year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●

Assume that you take no withdrawals in your third policy year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●

Assume that on January 2, 2010 your Account Value is $112,000. Since you have reached your third contract anniversary and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $112,000. Assume that you do elect to step up. Your GLB amount is now equal to $112,000. Also, your Bonus Base is now equal to $112,000. Your AB plan "maturity date" is now January 2, 2020. Since your new GLB amount of $112,000 is less than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, less your new GLB amount of $112,000. Therefore, your new accrued bonus amount is $3,000.

●

Assume that you take no withdrawals in your fourth policy year. Therefore, on January 1, 2011, your accrued bonus amount is $8,600, which equals $5,600 (5% of the Bonus Base) plus your previous accrued bonus amount of $3,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $112,000.

●

Assume that while you are in your fifth policy year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $112,000 plus your accrued bonus amount of $8,600, for a total of $120,600. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $120,600. Your Maximum WB Amount equals 5% of your GLB Base, or $6,030. Your Maximum WB for Life Amount equals 5% of your LIB, or $6,030. Your Bonus Base remains at $112,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

●

Assume that you take no withdrawals in your fifth contract year. Therefore, on January 1, 2012, the RGLB amount will be increased by $5,600, which equals 5% of the Bonus Base. Your new RGLB amount is now $126,200. Your GLB Base will now become the greater of

(i)	your old GLB Base of $120,600, and
(ii)	your new RGLB amount of $126,200.
Therefore, your GLB Base is now $126,200, and your new Maximum WB Amount is 5% of $126,200, or $6,310.
Your LIB will now become the greater of
(i)	your old LIB of $120,600, and
(ii)	the lesser of
(a)	your new RGLB amount of $126,200, and
(b)	your old LIB of $120,600 plus the bonus amount of $5,600.
Therefore, your LIB is now $126,200, and your new Maximum WB for Life Amount is 5% of $126,200, or $6,310.
Your Bonus Base remains at $112,000.

●

Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,310 in your sixth contract year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $126,200 - $6,310, or $119,890. Your GLB Base will remain at $126,200, so your Maximum WB Amount will remain at 5% of $126,200, or $6,310. Your LIB will also remain at $126,200, so your Maximum WB for Life Amount will remain at 5% of $126,200, or $6,310. Your Bonus Base remains at $112,000.

●

Assume that you remain alive and that you continue to make withdrawals of $6,310 until the RGLB amount runs out in year 2031. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years. Your LIB is still $126,200. Therefore, you can continue to receive $6,310 per year as long as you are alive. We will continue to charge the rider fee for as long as you are eligible to receive benefits under the WB Plan. The Owner can annuitize as long as there is a remaining Account Value, but if the Account Value drops to zero, the Contract terminates.

EXAMPLE 18: Calculation of Explicit Rider Charges.
●

Assume that you did not elect the WB plan at any time. Assume that your Account Value increases at an annual rate of 5% per year throughout the next ten years. Also assume that you do not elect to step-up at any time.

●

On March 31, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $101,196.79. The charge deducted on March 31, 2007 is $126.50 ($101,196.79 x .00125). Therefore, your ending Account Value on March 31, 2007 is $101,070.29 ($101,196.79 - $126.50).

●

On June 30, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $102,307.23. The fee deducted on June 30, 2007 is $127.88 ($102,307.23 x .00125). Therefore, your ending Account Value on June 30, 2007 is $102,179.35 ($102,307.23 - $127.88).

●

On September 30, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $103,443.69. The fee deducted on September 30, 2007 is $129.30 ($103,443.69 x .00125). Therefore, your ending Account Value on September 30, 2007 is $103,314.39 ($103,443.69 - $129.30).

●

This pattern continues until the maturity date for your Benefit of January 1, 2017. On that date, your Account will be credited with a payment. If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts. If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns for Life Plus charges that have been made. Note that if Secured Returns for Life Plus was revoked or cancelled before the maturity date for your Benefit of January 1, 2017, then no Secured Returns for Life Plus credit will be made to your Account.

●

If Secured Returns for Life Plus is still available to new Owners, you may elect to renew your participation in Secured Returns for Life Plus with a new GLB amount equal to the ending January 1, 2017 Account Value at the cost and terms available to new Owners.

APPENDIX E -
PREVIOUSLY AVAILABLE INVESTMENT OPTIONS

The current available variable investment options are those listed on page 1 of the prospectus.

If you purchased your Contract before February 2, 2004, you may make subsequent Purchase Payments into the following investment options that were available for investment prior to that date:

Large-Cap Value Equity Funds

   MFS/Sun Life Strategic Value - S Class

Large-Cap Growth Equity Funds

   MFS/Sun Life Capital Appreciation - S Class

   MFS/Sun Life Global Growth - S Class

Mid-Cap Value Equity Funds

   MFS/Sun Life Mid Cap Value - S Class

   Sun Capital Real Estate Fund® - Initial Class

Mid-Cap Growth Equity Funds

   MFS/Sun Life Mid Cap Growth - S Class

Medium Quality Intermediate-Term Bond Funds

   MFS/Sun Life Bond - S Class

   MFS/Sun Life Strategic Income - S Class

Massachusetts Financial Services Company advises the MFS/Sun Life Funds. Sun Capital Advisers, Inc. advises the Sun Capital Funds.

APPENDIX F -
BUILD YOUR PORTFOLIO

Cash and Short-Term Bond Funds	Intermediate and Long-Term Bond Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
15% to 60%	10% to 40%	20% to 50%	0% to 30%	0% to 10%
MFS Money Market	PIMCO Total Return	Lord Abbett All Value	Franklin Small Cap Value Securities	MFS High Yield

PIMCO Low Duration	Sun Cap Investment Grade Bond	Lord Abbett Growth and Income	Oppenheimer Main Street Small Cap	PIMCO Emerging Markets Bond

	MFS Government Securities	MFS Strategic Value*	MFS Strategic Growth	MFS Strategic Income*

	MFS Bond*	MFS Value	MFS Mass Investors Growth Stock	Sun Cap Real Estate

	PIMCO Real Return	MFS Total Return	MFS Emerging Growth	PIMCO All Asset

		Franklin Mutual Shares	MFS Capital Appreciation*	PIMCO CommodityRealReturn

		Lord Abbett Mid Cap Value	Oppenheimer Capital Appreciation	Templeton Developing Markets Securities

		MFS Utilities	Sun Cap All Cap	MFS Emerging Markets Equity

		MFS Mid Cap Value*	Lord Abbett Growth Opportunities

		MFS Capital Opportunities	MFS Mid Cap Growth*

		MFS Mass Investors Trust	MFS New Discovery

		MFS Research	Templeton Foreign Securities

		Oppenheimer Main St.	MFS Research International

		Fidelity VIP Freedom 2010	Templeton Growth Securities

		Fidelity VIP Freedom 2015	Oppenheimer Global Securities

		Fidelity VIP Freedom 2020	MFS Global Growth*

SC FI Large Cap Growth

* Only available if you purchased your Contract before February 2, 2004.

APPENDIX G -
CONDENSED FINANCIAL INFORMATION

The following information for SUN LIFE FINANCIAL MASTERS CHOICE NY should be read in conjunction with the Variable Account's financial statements appearing in the Statement of Additional Information. The $10 beginning value for each accumulation unit is as of the date the unit commenced, which was generally later than the first day of the year shown.

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year Units
Fidelity VIP Freedom 2010 Portfolio Service Class 2	01	2005	10.000	10.318	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	02	2005	10.000	10.315	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	03	2005	10.000	10.314	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	04	2005	10.000	10.312	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	05	2005	10.000	10.308	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	01	2005	10.000	10.394	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	02	2005	10.000	10.390	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	03	2005	10.000	10.389	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	04	2005	10.000	10.387	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	05	2005	10.000	10.383	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	01	2005	10.000	10.435	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	02	2005	10.000	10.431	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	03	2005	10.000	10.430	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	04	2005	10.000	10.428	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	05	2005	10.000	10.424	0

Franklin Small Cap Value Securities Fund	01	2005	13.546	14.535	1,952
Franklin Small Cap Value Securities Fund	01	2004	11.097	13.546	1,348
Franklin Small Cap Value Securities Fund	01	2003	10.000	11.097	0

Franklin Small Cap Value Securities Fund	02	2005	13.514	14.471	435
Franklin Small Cap Value Securities Fund	02	2004	11.093	13.514	393
Franklin Small Cap Value Securities Fund	02	2003	10.000	11.093	0

Franklin Small Cap Value Securities Fund	03	2005	13.506	14.455	0
Franklin Small Cap Value Securities Fund	03	2004	11.092	13.506	0
Franklin Small Cap Value Securities Fund	03	2003	10.000	11.092	0

Franklin Small Cap Value Securities Fund	04	2005	13.482	14.408	1,235
Franklin Small Cap Value Securities Fund	04	2004	11.089	13.482	1,299
Franklin Small Cap Value Securities Fund	04	2003	10.000	11.089	0

Franklin Small Cap Value Securities Fund	05	2005	13.449	14.344	0
Franklin Small Cap Value Securities Fund	05	2004	11.085	13.449	0
Franklin Small Cap Value Securities Fund	05	2003	10.000	11.085	0

Lord Abbett All Value Portfolio	01	2005	11.862	12.516	870
Lord Abbett All Value Portfolio	01	2004	10.392	11.862	0
Lord Abbett All Value Portfolio	01	2003	10.000	10.392	0

Lord Abbett All Value Portfolio	02	2005	11.836	12.463	542
Lord Abbett All Value Portfolio	02	2004	10.391	11.836	161
Lord Abbett All Value Portfolio	02	2003	10.000	10.391	0

Lord Abbett All Value Portfolio	03	2005	11.830	12.450	0
Lord Abbett All Value Portfolio	03	2004	10.390	11.830	0
Lord Abbett All Value Portfolio	03	2003	10.000	10.390	0

Lord Abbett All Value Portfolio	04	2005	11.811	12.411	0
Lord Abbett All Value Portfolio	04	2004	10.389	11.811	0
Lord Abbett All Value Portfolio	04	2003	10.000	10.389	0

Lord Abbett All Value Portfolio	05	2005	11.785	12.359	0
Lord Abbett All Value Portfolio	05	2004	10.388	11.785	0
Lord Abbett All Value Portfolio	05	2003	10.000	10.388	0

Lord Abbett Series Fund Growth and Income	01	2005	12.155	12.381	129,595
Lord Abbett Series Fund Growth and Income	01	2004	10.938	12.155	32,147
Lord Abbett Series Fund Growth and Income	01	2003	10.000	10.938	0

Lord Abbett Series Fund Growth and Income	02	2005	12.126	12.326	75,752
Lord Abbett Series Fund Growth and Income	02	2004	10.934	12.126	25,463
Lord Abbett Series Fund Growth and Income	02	2003	10.000	10.934	0

Lord Abbett Series Fund Growth and Income	03	2005	12.119	12.312	0
Lord Abbett Series Fund Growth and Income	03	2004	10.933	12.119	0
Lord Abbett Series Fund Growth and Income	03	2003	10.000	10.933	0

Lord Abbett Series Fund Growth and Income	04	2005	12.097	12.272	70,777
Lord Abbett Series Fund Growth and Income	04	2004	10.930	12.097	70,374
Lord Abbett Series Fund Growth and Income	04	2003	10.000	10.930	143

Lord Abbett Series Fund Growth and Income	05	2005	12.068	12.217	1,641
Lord Abbett Series Fund Growth and Income	05	2004	10.926	12.068	1,631
Lord Abbett Series Fund Growth and Income	05	2003	10.000	10.926	0

Lord Abbett Series Fund Growth Opportunities	01	2005	11.207	11.567	31,097
Lord Abbett Series Fund Growth Opportunities	01	2004	10.213	11.207	5,321
Lord Abbett Series Fund Growth Opportunities	01	2003	10.000	10.213	0

Lord Abbett Series Fund Growth Opportunities	02	2005	11.183	11.519	12,515
Lord Abbett Series Fund Growth Opportunities	02	2004	10.212	11.183	2,486
Lord Abbett Series Fund Growth Opportunities	02	2003	10.000	10.212	0

Lord Abbett Series Fund Growth Opportunities	03	2005	11.177	11.507	0
Lord Abbett Series Fund Growth Opportunities	03	2004	10.212	11.177	0
Lord Abbett Series Fund Growth Opportunities	03	2003	10.000	10.212	0

Lord Abbett Series Fund Growth Opportunities	04	2005	11.158	11.471	8,475
Lord Abbett Series Fund Growth Opportunities	04	2004	10.211	11.158	7,844
Lord Abbett Series Fund Growth Opportunities	04	2003	10.000	10.211	0

Lord Abbett Series Fund Growth Opportunities	05	2005	11.134	11.423	197
Lord Abbett Series Fund Growth Opportunities	05	2004	10.210	11.134	153
Lord Abbett Series Fund Growth Opportunities	05	2003	10.000	10.210	0

Lord Abbett Series Fund Mid Cap Value	01	2005	13.401	14.308	25,125
Lord Abbett Series Fund Mid Cap Value	01	2004	10.952	13.401	9,024
Lord Abbett Series Fund Mid Cap Value	01	2003	10.000	10.952	0

Lord Abbett Series Fund Mid Cap Value	02	2005	13.369	14.245	12,948
Lord Abbett Series Fund Mid Cap Value	02	2004	10.948	13.369	6,198
Lord Abbett Series Fund Mid Cap Value	02	2003	10.000	10.948	0

Lord Abbett Series Fund Mid Cap Value	03	2005	13.361	14.229	0
Lord Abbett Series Fund Mid Cap Value	03	2004	10.947	13.361	0
Lord Abbett Series Fund Mid Cap Value	03	2003	10.000	10.947	0

Lord Abbett Series Fund Mid Cap Value	04	2005	13.337	14.182	12,440
Lord Abbett Series Fund Mid Cap Value	04	2004	10.944	13.337	13,975
Lord Abbett Series Fund Mid Cap Value	04	2003	10.000	10.944	0

Lord Abbett Series Fund Mid Cap Value	05	2005	13.305	14.119	333
Lord Abbett Series Fund Mid Cap Value	05	2004	10.940	13.305	401
Lord Abbett Series Fund Mid Cap Value	05	2003	10.000	10.940	0

MFS/Sun Life Bond Series S Class	01	2005	10.612	10.636	3,573
MFS/Sun Life Bond Series S Class	01	2004	10.157	10.612	3,294
MFS/Sun Life Bond Series S Class	01	2003	10.000	10.157	0

MFS/Sun Life Bond Series S Class	02	2005	10.586	10.589	0
MFS/Sun Life Bond Series S Class	02	2004	10.153	10.586	0
MFS/Sun Life Bond Series S Class	02	2003	10.000	10.153	0

MFS/Sun Life Bond Series S Class	03	2005	10.580	10.577	0
MFS/Sun Life Bond Series S Class	03	2004	10.152	10.580	0
MFS/Sun Life Bond Series S Class	03	2003	10.000	10.152	0

MFS/Sun Life Bond Series S Class	04	2005	10.561	10.542	1,312
MFS/Sun Life Bond Series S Class	04	2004	10.150	10.561	1,198
MFS/Sun Life Bond Series S Class	04	2003	10.000	10.150	0

MFS/Sun Life Bond Series S Class	05	2005	10.536	10.495	0
MFS/Sun Life Bond Series S Class	05	2004	10.146	10.536	0
MFS/Sun Life Bond Series S Class	05	2003	10.000	10.146	0

MFS/Sun Life Capital Appreciation Series S Class	01	2005	11.552	11.468	0
MFS/Sun Life Capital Appreciation Series S Class	01	2004	10.570	11.552	0
MFS/Sun Life Capital Appreciation Series S Class	01	2003	10.000	10.570	0

MFS/Sun Life Capital Appreciation Series S Class	02	2005	11.524	11.418	0
MFS/Sun Life Capital Appreciation Series S Class	02	2004	10.566	11.524	0
MFS/Sun Life Capital Appreciation Series S Class	02	2003	10.000	10.566	0

MFS/Sun Life Capital Appreciation Series S Class	03	2005	11.517	11.405	0
MFS/Sun Life Capital Appreciation Series S Class	03	2004	10.565	11.517	0
MFS/Sun Life Capital Appreciation Series S Class	03	2003	10.000	10.565	0

MFS/Sun Life Capital Appreciation Series S Class	04	2005	11.496	11.367	0
MFS/Sun Life Capital Appreciation Series S Class	04	2004	10.563	11.496	0
MFS/Sun Life Capital Appreciation Series S Class	04	2003	10.000	10.563	0

MFS/Sun Life Capital Appreciation Series S Class	05	2005	11.469	11.317	0
MFS/Sun Life Capital Appreciation Series S Class	05	2004	10.559	11.469	0
MFS/Sun Life Capital Appreciation Series S Class	05	2003	10.000	10.559	0

MFS/Sun Life Capital Opportunities Series S Class	01	2005	11.921	11.915	204
MFS/Sun Life Capital Opportunities Series S Class	01	2004	10.740	11.921	0
MFS/Sun Life Capital Opportunities Series S Class	01	2003	10.000	10.740	0

MFS/Sun Life Capital Opportunities Series S Class	02	2005	11.893	11.862	0
MFS/Sun Life Capital Opportunities Series S Class	02	2004	10.736	11.893	0
MFS/Sun Life Capital Opportunities Series S Class	02	2003	10.000	10.736	0

MFS/Sun Life Capital Opportunities Series S Class	03	2005	11.885	11.849	0
MFS/Sun Life Capital Opportunities Series S Class	03	2004	10.735	11.885	0
MFS/Sun Life Capital Opportunities Series S Class	03	2003	10.000	10.735	0

MFS/Sun Life Capital Opportunities Series S Class	04	2005	11.864	11.810	0
MFS/Sun Life Capital Opportunities Series S Class	04	2004	10.732	11.864	0
MFS/Sun Life Capital Opportunities Series S Class	04	2003	10.000	10.732	0

MFS/Sun Life Capital Opportunities Series S Class	05	2005	11.836	11.758	0
MFS/Sun Life Capital Opportunities Series S Class	05	2004	10.728	11.836	0
MFS/Sun Life Capital Opportunities Series S Class	05	2003	10.000	10.728	0

MFS/Sun Life Emerging Growth Series S Class	01	2005	11.669	12.536	194
MFS/Sun Life Emerging Growth Series S Class	01	2004	10.472	11.669	0
MFS/Sun Life Emerging Growth Series S Class	01	2003	10.000	10.472	0

MFS/Sun Life Emerging Growth Series S Class	02	2005	11.641	12.481	6,377
MFS/Sun Life Emerging Growth Series S Class	02	2004	10.468	11.641	0
MFS/Sun Life Emerging Growth Series S Class	02	2003	10.000	10.468	0

MFS/Sun Life Emerging Growth Series S Class	03	2005	11.634	12.467	0
MFS/Sun Life Emerging Growth Series S Class	03	2004	10.467	11.634	0
MFS/Sun Life Emerging Growth Series S Class	03	2003	10.000	10.467	0

MFS/Sun Life Emerging Growth Series S Class	04	2005	11.613	12.426	0
MFS/Sun Life Emerging Growth Series S Class	04	2004	10.464	11.613	0
MFS/Sun Life Emerging Growth Series S Class	04	2003	10.000	10.464	0

MFS/Sun Life Emerging Growth Series S Class	05	2005	11.585	12.371	0
MFS/Sun Life Emerging Growth Series S Class	05	2004	10.460	11.585	0
MFS/Sun Life Emerging Growth Series S Class	05	2003	10.000	10.460	0

MFS/Sun Life Emerging Markets Equity Series S Class	01	2005	10.000	11.259	0

MFS/Sun Life Emerging Markets Equity Series S Class	02	2005	10.000	11.255	0

MFS/Sun Life Emerging Markets Equity Series S Class	03	2005	10.000	11.254	0

MFS/Sun Life Emerging Markets Equity Series S Class	04	2005	10.000	11.251	0

MFS/Sun Life Emerging Markets Equity Series S Class	05	2005	10.000	11.247	0

MFS/Sun Life Global Growth Series S Class	01	2005	12.306	13.322	0
MFS/Sun Life Global Growth Series S Class	01	2004	10.809	12.306	0
MFS/Sun Life Global Growth Series S Class	01	2003	10.000	10.809	0

MFS/Sun Life Global Growth Series S Class	02	2005	12.276	13.263	0
MFS/Sun Life Global Growth Series S Class	02	2004	10.805	12.276	0
MFS/Sun Life Global Growth Series S Class	02	2003	10.000	10.805	0

MFS/Sun Life Global Growth Series S Class	03	2005	12.269	13.249	0
MFS/Sun Life Global Growth Series S Class	03	2004	10.804	12.269	0
MFS/Sun Life Global Growth Series S Class	03	2003	10.000	10.804	0

MFS/Sun Life Global Growth Series S Class	04	2005	12.247	13.205	0
MFS/Sun Life Global Growth Series S Class	04	2004	10.801	12.247	0
MFS/Sun Life Global Growth Series S Class	04	2003	10.000	10.801	0

MFS/Sun Life Global Growth Series S Class	05	2005	12.218	13.146	0
MFS/Sun Life Global Growth Series S Class	05	2004	10.797	12.218	0
MFS/Sun Life Global Growth Series S Class	05	2003	10.000	10.797	0

MFS/Sun Life Government Securities Series S Class	01	2005	10.290	10.355	83,537
MFS/Sun Life Government Securities Series S Class	01	2004	10.074	10.290	16,524
MFS/Sun Life Government Securities Series S Class	01	2003	10.000	10.074	0

MFS/Sun Life Government Securities Series S Class	02	2005	10.266	10.310	63,344
MFS/Sun Life Government Securities Series S Class	02	2004	10.070	10.266	19,043
MFS/Sun Life Government Securities Series S Class	02	2003	10.000	10.070	0

MFS/Sun Life Government Securities Series S Class	03	2005	10.259	10.298	0
MFS/Sun Life Government Securities Series S Class	03	2004	10.069	10.259	0
MFS/Sun Life Government Securities Series S Class	03	2003	10.000	10.069	0

MFS/Sun Life Government Securities Series S Class	04	2005	10.241	10.264	41,123
MFS/Sun Life Government Securities Series S Class	04	2004	10.066	10.241	37,628
MFS/Sun Life Government Securities Series S Class	04	2003	10.000	10.066	200

MFS/Sun Life Government Securities Series S Class	05	2005	10.216	10.219	988
MFS/Sun Life Government Securities Series S Class	05	2004	10.063	10.216	1,157
MFS/Sun Life Government Securities Series S Class	05	2003	10.000	10.063	0

MFS/Sun Life High Yield Series S Class	01	2005	11.213	11.276	20,344
MFS/Sun Life High Yield Series S Class	01	2004	10.393	11.213	4,718
MFS/Sun Life High Yield Series S Class	01	2003	10.000	10.393	0

MFS/Sun Life High Yield Series S Class	02	2005	11.186	11.226	16,124
MFS/Sun Life High Yield Series S Class	02	2004	10.389	11.186	5,685
MFS/Sun Life High Yield Series S Class	02	2003	10.000	10.389	0

MFS/Sun Life High Yield Series S Class	03	2005	11.179	11.214	0
MFS/Sun Life High Yield Series S Class	03	2004	10.388	11.179	0
MFS/Sun Life High Yield Series S Class	03	2003	10.000	10.388	0

MFS/Sun Life High Yield Series S Class	04	2005	11.159	11.176	13,348
MFS/Sun Life High Yield Series S Class	04	2004	10.385	11.159	12,361
MFS/Sun Life High Yield Series S Class	04	2003	10.000	10.385	49

MFS/Sun Life High Yield Series S Class	05	2005	11.132	11.127	256
MFS/Sun Life High Yield Series S Class	05	2004	10.381	11.132	299
MFS/Sun Life High Yield Series S Class	05	2003	10.000	10.381	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2005	11.248	11.558	3,431
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2004	10.427	11.248	3,382
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2003	10.000	10.427	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2005	11.221	11.507	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2004	10.423	11.221	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2003	10.000	10.423	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2005	11.215	11.494	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2004	10.422	11.215	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2003	10.000	10.422	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2005	11.195	11.456	1,259
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2004	10.420	11.195	1,247
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2003	10.000	10.420	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2005	11.168	11.406	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2004	10.416	11.168	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2003	10.000	10.416	0

MFS/Sun Life Massachusetts Investors Trust Series S Class	01	2005	11.805	12.510	70,324
MFS/Sun Life Massachusetts Investors Trust Series S Class	01	2004	10.710	11.805	1,086
MFS/Sun Life Massachusetts Investors Trust Series S Class	01	2003	10.000	10.710	0

MFS/Sun Life Massachusetts Investors Trust Series S Class	02	2005	11.777	12.455	35,932
MFS/Sun Life Massachusetts Investors Trust Series S Class	02	2004	10.706	11.777	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	02	2003	10.000	10.706	0

MFS/Sun Life Massachusetts Investors Trust Series S Class	03	2005	11.770	12.441	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	03	2004	10.705	11.770	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	03	2003	10.000	10.705	0

MFS/Sun Life Massachusetts Investors Trust Series S Class	04	2005	11.749	12.400	5,649
MFS/Sun Life Massachusetts Investors Trust Series S Class	04	2004	10.702	11.749	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	04	2003	10.000	10.702	0

MFS/Sun Life Massachusetts Investors Trust Series S Class	05	2005	11.720	12.345	198
MFS/Sun Life Massachusetts Investors Trust Series S Class	05	2004	10.698	11.720	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	05	2003	10.000	10.698	0

MFS/Sun Life Mid Cap Growth Series S Class	01	2005	11.858	12.024	283
MFS/Sun Life Mid Cap Growth Series S Class	01	2004	10.518	11.858	278
MFS/Sun Life Mid Cap Growth Series S Class	01	2003	10.000	10.518	0

MFS/Sun Life Mid Cap Growth Series S Class	02	2005	11.830	11.971	0
MFS/Sun Life Mid Cap Growth Series S Class	02	2004	10.515	11.830	0
MFS/Sun Life Mid Cap Growth Series S Class	02	2003	10.000	10.515	0

MFS/Sun Life Mid Cap Growth Series S Class	03	2005	11.823	11.957	0
MFS/Sun Life Mid Cap Growth Series S Class	03	2004	10.514	11.823	0
MFS/Sun Life Mid Cap Growth Series S Class	03	2003	10.000	10.514	0

MFS/Sun Life Mid Cap Growth Series S Class	04	2005	11.802	11.918	48
MFS/Sun Life Mid Cap Growth Series S Class	04	2004	10.511	11.802	49
MFS/Sun Life Mid Cap Growth Series S Class	04	2003	10.000	10.511	47

MFS/Sun Life Mid Cap Growth Series S Class	05	2005	11.773	11.865	0
MFS/Sun Life Mid Cap Growth Series S Class	05	2004	10.507	11.773	0
MFS/Sun Life Mid Cap Growth Series S Class	05	2003	10.000	10.507	0

MFS/Sun Life Mid Cap Value Series S Class	01	2005	13.207	13.994	244
MFS/Sun Life Mid Cap Value Series S Class	01	2004	10.997	13.207	251
MFS/Sun Life Mid Cap Value Series S Class	01	2003	10.000	10.997	0

MFS/Sun Life Mid Cap Value Series S Class	02	2005	13.176	13.932	0
MFS/Sun Life Mid Cap Value Series S Class	02	2004	10.993	13.176	0
MFS/Sun Life Mid Cap Value Series S Class	02	2003	10.000	10.993	0

MFS/Sun Life Mid Cap Value Series S Class	03	2005	13.168	13.917	0
MFS/Sun Life Mid Cap Value Series S Class	03	2004	10.992	13.168	0
MFS/Sun Life Mid Cap Value Series S Class	03	2003	10.000	10.992	0

MFS/Sun Life Mid Cap Value Series S Class	04	2005	13.144	13.871	42
MFS/Sun Life Mid Cap Value Series S Class	04	2004	10.989	13.144	44
MFS/Sun Life Mid Cap Value Series S Class	04	2003	10.000	10.989	47

MFS/Sun Life Mid Cap Value Series S Class	05	2005	13.113	13.809	0
MFS/Sun Life Mid Cap Value Series S Class	05	2004	10.985	13.113	0
MFS/Sun Life Mid Cap Value Series S Class	05	2003	10.000	10.985	0

MFS/Sun Life Money Market Series S Class	01	2005	9.903	10.011	61,512
MFS/Sun Life Money Market Series S Class	01	2004	9.982	9.903	14,087
MFS/Sun Life Money Market Series S Class	01	2003	10.000	9.982	0

MFS/Sun Life Money Market Series S Class	02	2005	9.880	9.966	54,269
MFS/Sun Life Money Market Series S Class	02	2004	9.978	9.880	22,653
MFS/Sun Life Money Market Series S Class	02	2003	10.000	9.978	0

MFS/Sun Life Money Market Series S Class	03	2005	9.874	9.955	0
MFS/Sun Life Money Market Series S Class	03	2004	9.977	9.874	0
MFS/Sun Life Money Market Series S Class	03	2003	10.000	9.977	0

MFS/Sun Life Money Market Series S Class	04	2005	9.856	9.922	40,732
MFS/Sun Life Money Market Series S Class	04	2004	9.975	9.856	39,039
MFS/Sun Life Money Market Series S Class	04	2003	10.000	9.975	50

MFS/Sun Life Money Market Series S Class	05	2005	9.832	9.878	1,062
MFS/Sun Life Money Market Series S Class	05	2004	9.971	9.832	1,414
MFS/Sun Life Money Market Series S Class	05	2003	10.000	9.971	0

MFS/Sun Life New Discovery Series S Class	01	2005	10.932	11.320	47,783
MFS/Sun Life New Discovery Series S Class	01	2004	10.337	10.932	8,398
MFS/Sun Life New Discovery Series S Class	01	2003	10.000	10.337	0

MFS/Sun Life New Discovery Series S Class	02	2005	10.906	11.270	26,696
MFS/Sun Life New Discovery Series S Class	02	2004	10.333	10.906	5,950
MFS/Sun Life New Discovery Series S Class	02	2003	10.000	10.333	0

MFS/Sun Life New Discovery Series S Class	03	2005	10.900	11.257	0
MFS/Sun Life New Discovery Series S Class	03	2004	10.332	10.900	0
MFS/Sun Life New Discovery Series S Class	03	2003	10.000	10.332	0

MFS/Sun Life New Discovery Series S Class	04	2005	10.880	11.220	19,959
MFS/Sun Life New Discovery Series S Class	04	2004	10.329	10.880	18,959
MFS/Sun Life New Discovery Series S Class	04	2003	10.000	10.329	0

MFS/Sun Life New Discovery Series S Class	05	2005	10.854	11.170	457
MFS/Sun Life New Discovery Series S Class	05	2004	10.325	10.854	368
MFS/Sun Life New Discovery Series S Class	05	2003	10.000	10.325	0

MFS/Sun Life Research International Series S Class	01	2005	13.122	15.042	26,187
MFS/Sun Life Research International Series S Class	01	2004	10.997	13.122	7,813
MFS/Sun Life Research International Series S Class	01	2003	10.000	10.997	0

MFS/Sun Life Research International Series S Class	02	2005	13.091	14.976	15,439
MFS/Sun Life Research International Series S Class	02	2004	10.993	13.091	3,393
MFS/Sun Life Research International Series S Class	02	2003	10.000	10.993	0

MFS/Sun Life Research International Series S Class	03	2005	13.083	14.959	0
MFS/Sun Life Research International Series S Class	03	2004	10.992	13.083	0
MFS/Sun Life Research International Series S Class	03	2003	10.000	10.992	0

MFS/Sun Life Research International Series S Class	04	2005	13.060	14.910	5,910
MFS/Sun Life Research International Series S Class	04	2004	10.989	13.060	6,140
MFS/Sun Life Research International Series S Class	04	2003	10.000	10.989	0

MFS/Sun Life Research International Series S Class	05	2005	13.028	14.844	271
MFS/Sun Life Research International Series S Class	05	2004	10.985	13.028	307
MFS/Sun Life Research International Series S Class	05	2003	10.000	10.985	0

MFS/Sun Life Research Series S Class	01	2005	12.260	13.028	0
MFS/Sun Life Research Series S Class	01	2004	10.757	12.260	0
MFS/Sun Life Research Series S Class	01	2003	10.000	10.757	0

MFS/Sun Life Research Series S Class	02	2005	12.231	12.970	0
MFS/Sun Life Research Series S Class	02	2004	10.753	12.231	0
MFS/Sun Life Research Series S Class	02	2003	10.000	10.753	0

MFS/Sun Life Research Series S Class	03	2005	12.224	12.956	0
MFS/Sun Life Research Series S Class	03	2004	10.752	12.224	0
MFS/Sun Life Research Series S Class	03	2003	10.000	10.752	0

MFS/Sun Life Research Series S Class	04	2005	12.202	12.913	0
MFS/Sun Life Research Series S Class	04	2004	10.749	12.202	0
MFS/Sun Life Research Series S Class	04	2003	10.000	10.749	0

MFS/Sun Life Research Series S Class	05	2005	12.172	12.856	0
MFS/Sun Life Research Series S Class	05	2004	10.745	12.172	0
MFS/Sun Life Research Series S Class	05	2003	10.000	10.745	0

MFS/Sun Life Strategic Growth Series S Class	01	2005	11.144	11.123	598
MFS/Sun Life Strategic Growth Series S Class	01	2004	10.599	11.144	594
MFS/Sun Life Strategic Growth Series S Class	01	2003	10.000	10.599	0

MFS/Sun Life Strategic Growth Series S Class	02	2005	11.117	11.074	294
MFS/Sun Life Strategic Growth Series S Class	02	2004	10.596	11.117	0
MFS/Sun Life Strategic Growth Series S Class	02	2003	10.000	10.596	0

MFS/Sun Life Strategic Growth Series S Class	03	2005	11.111	11.062	0
MFS/Sun Life Strategic Growth Series S Class	03	2004	10.595	11.111	0
MFS/Sun Life Strategic Growth Series S Class	03	2003	10.000	10.595	0

MFS/Sun Life Strategic Growth Series S Class	04	2005	11.091	11.025	102
MFS/Sun Life Strategic Growth Series S Class	04	2004	10.592	11.091	103
MFS/Sun Life Strategic Growth Series S Class	04	2003	10.000	10.592	96

MFS/Sun Life Strategic Growth Series S Class	05	2005	11.064	10.976	0
MFS/Sun Life Strategic Growth Series S Class	05	2004	10.588	11.064	0
MFS/Sun Life Strategic Growth Series S Class	05	2003	10.000	10.588	0

MFS/Sun Life Strategic Income Series S Class	01	2005	10.938	10.964	0
MFS/Sun Life Strategic Income Series S Class	01	2004	10.283	10.938	0
MFS/Sun Life Strategic Income Series S Class	01	2003	10.000	10.283	0

MFS/Sun Life Strategic Income Series S Class	02	2005	10.911	10.915	0
MFS/Sun Life Strategic Income Series S Class	02	2004	10.279	10.911	0
MFS/Sun Life Strategic Income Series S Class	02	2003	10.000	10.279	0

MFS/Sun Life Strategic Income Series S Class	03	2005	10.905	10.903	0
MFS/Sun Life Strategic Income Series S Class	03	2004	10.278	10.905	0
MFS/Sun Life Strategic Income Series S Class	03	2003	10.000	10.278	0

MFS/Sun Life Strategic Income Series S Class	04	2005	10.885	10.867	0
MFS/Sun Life Strategic Income Series S Class	04	2004	10.275	10.885	0
MFS/Sun Life Strategic Income Series S Class	04	2003	10.000	10.275	0

MFS/Sun Life Strategic Income Series S Class	05	2005	10.859	10.819	0
MFS/Sun Life Strategic Income Series S Class	05	2004	10.271	10.859	0
MFS/Sun Life Strategic Income Series S Class	05	2003	10.000	10.271	0

MFS/Sun Life Strategic Value Series S Class	01	2005	12.581	12.323	0
MFS/Sun Life Strategic Value Series S Class	01	2004	10.830	12.581	0
MFS/Sun Life Strategic Value Series S Class	01	2003	10.000	10.830	0

MFS/Sun Life Strategic Value Series S Class	02	2005	12.551	12.268	0
MFS/Sun Life Strategic Value Series S Class	02	2004	10.826	12.551	0
MFS/Sun Life Strategic Value Series S Class	02	2003	10.000	10.826	0

MFS/Sun Life Strategic Value Series S Class	03	2005	12.544	12.255	0
MFS/Sun Life Strategic Value Series S Class	03	2004	10.825	12.544	0
MFS/Sun Life Strategic Value Series S Class	03	2003	10.000	10.825	0

MFS/Sun Life Strategic Value Series S Class	04	2005	12.521	12.214	0
MFS/Sun Life Strategic Value Series S Class	04	2004	10.822	12.521	0
MFS/Sun Life Strategic Value Series S Class	04	2003	10.000	10.822	0

MFS/Sun Life Strategic Value Series S Class	05	2005	12.491	12.160	0
MFS/Sun Life Strategic Value Series S Class	05	2004	10.818	12.491	0
MFS/Sun Life Strategic Value Series S Class	05	2003	10.000	10.818	0

MFS/Sun Life Total Return Series S Class	01	2005	11.577	11.742	1,012,038
MFS/Sun Life Total Return Series S Class	01	2004	10.559	11.577	266,408
MFS/Sun Life Total Return Series S Class	01	2003	10.000	10.559	825

MFS/Sun Life Total Return Series S Class	02	2005	11.549	11.691	590,941
MFS/Sun Life Total Return Series S Class	02	2004	10.555	11.549	295,311
MFS/Sun Life Total Return Series S Class	02	2003	10.000	10.555	14,534

MFS/Sun Life Total Return Series S Class	03	2005	11.542	11.678	0
MFS/Sun Life Total Return Series S Class	03	2004	10.554	11.542	0
MFS/Sun Life Total Return Series S Class	03	2003	10.000	10.554	0

MFS/Sun Life Total Return Series S Class	04	2005	11.522	11.639	260,984
MFS/Sun Life Total Return Series S Class	04	2004	10.552	11.522	273,186
MFS/Sun Life Total Return Series S Class	04	2003	10.000	10.552	29,926

MFS/Sun Life Total Return Series S Class	05	2005	11.494	11.587	33,674
MFS/Sun Life Total Return Series S Class	05	2004	10.548	11.494	38,117
MFS/Sun Life Total Return Series S Class	05	2003	10.000	10.548	0

MFS/Sun Life Utilities Series S Class	01	2005	14.065	16.231	950
MFS/Sun Life Utilities Series S Class	01	2004	10.966	14.065	0
MFS/Sun Life Utilities Series S Class	01	2003	10.000	10.966	0

MFS/Sun Life Utilities Series S Class	02	2005	14.031	16.159	748
MFS/Sun Life Utilities Series S Class	02	2004	10.962	14.031	0
MFS/Sun Life Utilities Series S Class	02	2003	10.000	10.962	0

MFS/Sun Life Utilities Series S Class	03	2005	14.023	16.141	0
MFS/Sun Life Utilities Series S Class	03	2004	10.961	14.023	0
MFS/Sun Life Utilities Series S Class	03	2003	10.000	10.961	0

MFS/Sun Life Utilities Series S Class	04	2005	13.998	16.088	0
MFS/Sun Life Utilities Series S Class	04	2004	10.958	13.998	0
MFS/Sun Life Utilities Series S Class	04	2003	10.000	10.958	0

MFS/Sun Life Utilities Series S Class	05	2005	13.964	16.017	0
MFS/Sun Life Utilities Series S Class	05	2004	10.954	13.964	0
MFS/Sun Life Utilities Series S Class	05	2003	10.000	10.954	0

MFS/Sun Life Value Series S Class	01	2005	12.476	13.088	3,097
MFS/Sun Life Value Series S Class	01	2004	10.980	12.476	3,026
MFS/Sun Life Value Series S Class	01	2003	10.000	10.980	0

MFS/Sun Life Value Series S Class	02	2005	12.446	13.031	0
MFS/Sun Life Value Series S Class	02	2004	10.976	12.446	179
MFS/Sun Life Value Series S Class	02	2003	10.000	10.976	0

MFS/Sun Life Value Series S Class	03	2005	12.438	13.016	0
MFS/Sun Life Value Series S Class	03	2004	10.975	12.438	0
MFS/Sun Life Value Series S Class	03	2003	10.000	10.975	0

MFS/Sun Life Value Series S Class	04	2005	12.416	12.973	11,469
MFS/Sun Life Value Series S Class	04	2004	10.972	12.416	12,009
MFS/Sun Life Value Series S Class	04	2003	10.000	10.972	0

MFS/Sun Life Value Series S Class	05	2005	12.386	12.916	0
MFS/Sun Life Value Series S Class	05	2004	10.968	12.386	0
MFS/Sun Life Value Series S Class	05	2003	10.000	10.968	0

Mutual Shares Securities Fund	01	2005	12.003	13.091	1,139
Mutual Shares Securities Fund	01	2004	10.803	12.003	1,140
Mutual Shares Securities Fund	01	2003	10.000	10.803	0

Mutual Shares Securities Fund	02	2005	11.974	13.033	0
Mutual Shares Securities Fund	02	2004	10.799	11.974	0
Mutual Shares Securities Fund	02	2003	10.000	10.799	0

Mutual Shares Securities Fund	03	2005	11.967	13.019	0
Mutual Shares Securities Fund	03	2004	10.798	11.967	0
Mutual Shares Securities Fund	03	2003	10.000	10.798	0

Mutual Shares Securities Fund	04	2005	11.945	12.976	0
Mutual Shares Securities Fund	04	2004	10.795	11.945	0
Mutual Shares Securities Fund	04	2003	10.000	10.795	0

Mutual Shares Securities Fund	05	2005	11.917	12.918	0
Mutual Shares Securities Fund	05	2004	10.791	11.917	0
Mutual Shares Securities Fund	05	2003	10.000	10.791	0

Oppenheimer Capital Appreciation Fund/VA	01	2005	11.318	11.708	2,104
Oppenheimer Capital Appreciation Fund/VA	01	2004	10.761	11.318	1,302
Oppenheimer Capital Appreciation Fund/VA	01	2003	10.000	10.761	809

Oppenheimer Capital Appreciation Fund/VA	02	2005	11.291	11.657	3,788
Oppenheimer Capital Appreciation Fund/VA	02	2004	10.757	11.291	197
Oppenheimer Capital Appreciation Fund/VA	02	2003	10.000	10.757	0

Oppenheimer Capital Appreciation Fund/VA	03	2005	11.284	11.644	0
Oppenheimer Capital Appreciation Fund/VA	03	2004	10.756	11.284	0
Oppenheimer Capital Appreciation Fund/VA	03	2003	10.000	10.756	0

Oppenheimer Capital Appreciation Fund/VA	04	2005	11.264	11.605	14,192
Oppenheimer Capital Appreciation Fund/VA	04	2004	10.753	11.264	14,922
Oppenheimer Capital Appreciation Fund/VA	04	2003	10.000	10.753	95

Oppenheimer Capital Appreciation Fund/VA	05	2005	11.237	11.554	0
Oppenheimer Capital Appreciation Fund/VA	05	2004	10.750	11.237	0
Oppenheimer Capital Appreciation Fund/VA	05	2003	10.000	10.750	0

Oppenheimer Global Securities Fund	01	2005	12.304	13.844	3,547
Oppenheimer Global Securities Fund	01	2004	10.492	12.304	1,634
Oppenheimer Global Securities Fund	01	2003	10.000	10.492	0

Oppenheimer Global Securities Fund	02	2005	12.277	13.787	2,031
Oppenheimer Global Securities Fund	02	2004	10.490	12.277	130
Oppenheimer Global Securities Fund	02	2003	10.000	10.490	0

Oppenheimer Global Securities Fund	03	2005	12.270	13.772	0
Oppenheimer Global Securities Fund	03	2004	10.490	12.270	0
Oppenheimer Global Securities Fund	03	2003	10.000	10.490	0

Oppenheimer Global Securities Fund	04	2005	12.250	13.729	3,675
Oppenheimer Global Securities Fund	04	2004	10.489	12.250	3,866
Oppenheimer Global Securities Fund	04	2003	10.000	10.489	0

Oppenheimer Global Securities Fund	05	2005	12.224	13.672	0
Oppenheimer Global Securities Fund	05	2004	10.488	12.224	0
Oppenheimer Global Securities Fund	05	2003	10.000	10.488	0

Oppenheimer Main St. Fund/VA	01	2005	11.506	12.003	222,175
Oppenheimer Main St. Fund/VA	01	2004	10.686	11.506	40,378
Oppenheimer Main St. Fund/VA	01	2003	10.000	10.686	0

Oppenheimer Main St. Fund/VA	02	2005	11.478	11.950	122,699
Oppenheimer Main St. Fund/VA	02	2004	10.683	11.478	29,635
Oppenheimer Main St. Fund/VA	02	2003	10.000	10.683	0

Oppenheimer Main St. Fund/VA	03	2005	11.471	11.937	0
Oppenheimer Main St. Fund/VA	03	2004	10.682	11.471	0
Oppenheimer Main St. Fund/VA	03	2003	10.000	10.682	0

Oppenheimer Main St. Fund/VA	04	2005	11.451	11.897	94,306
Oppenheimer Main St. Fund/VA	04	2004	10.679	11.451	89,469
Oppenheimer Main St. Fund/VA	04	2003	10.000	10.679	0

Oppenheimer Main St. Fund/VA	05	2005	11.423	11.844	2,147
Oppenheimer Main St. Fund/VA	05	2004	10.675	11.423	1,876
Oppenheimer Main St. Fund/VA	05	2003	10.000	10.675	0

Oppenheimer Main St. Small Cap Fund/VA	01	2005	12.664	13.707	769
Oppenheimer Main St. Small Cap Fund/VA	01	2004	10.772	12.664	770
Oppenheimer Main St. Small Cap Fund/VA	01	2003	10.000	10.772	0

Oppenheimer Main St. Small Cap Fund/VA	02	2005	12.634	13.647	326
Oppenheimer Main St. Small Cap Fund/VA	02	2004	10.768	12.634	0
Oppenheimer Main St. Small Cap Fund/VA	02	2003	10.000	10.768	0

Oppenheimer Main St. Small Cap Fund/VA	03	2005	12.626	13.632	0
Oppenheimer Main St. Small Cap Fund/VA	03	2004	10.767	12.626	0
Oppenheimer Main St. Small Cap Fund/VA	03	2003	10.000	10.767	0

Oppenheimer Main St. Small Cap Fund/VA	04	2005	12.603	13.587	2,219
Oppenheimer Main St. Small Cap Fund/VA	04	2004	10.764	12.603	2,334
Oppenheimer Main St. Small Cap Fund/VA	04	2003	10.000	10.764	0

Oppenheimer Main St. Small Cap Fund/VA	05	2005	12.573	13.526	0
Oppenheimer Main St. Small Cap Fund/VA	05	2004	10.760	12.573	0
Oppenheimer Main St. Small Cap Fund/VA	05	2003	10.000	10.760	0

PIMCO Emerging Markets Bond Portfolio	01	2005	16.711	18.264	229
PIMCO Emerging Markets Bond Portfolio	01	2004	15.109	16.711	0
PIMCO Emerging Markets Bond Portfolio	01	2003	10.000	15.109	0

PIMCO Emerging Markets Bond Portfolio	02	2005	16.635	18.144	1,283
PIMCO Emerging Markets Bond Portfolio	02	2004	15.071	16.635	114
PIMCO Emerging Markets Bond Portfolio	02	2003	10.000	15.071	0

PIMCO Emerging Markets Bond Portfolio	03	2005	16.616	18.114	0
PIMCO Emerging Markets Bond Portfolio	03	2004	15.061	16.616	0
PIMCO Emerging Markets Bond Portfolio	03	2003	10.000	15.061	0

PIMCO Emerging Markets Bond Portfolio	04	2005	16.559	18.025	0
PIMCO Emerging Markets Bond Portfolio	04	2004	15.033	16.559	0
PIMCO Emerging Markets Bond Portfolio	04	2003	10.000	15.033	0

PIMCO Emerging Markets Bond Portfolio	05	2005	16.483	17.906	0
PIMCO Emerging Markets Bond Portfolio	05	2004	14.994	16.483	0
PIMCO Emerging Markets Bond Portfolio	05	2003	10.000	14.994	0

PIMCO Low Duration Portfolio	01	2005	10.056	10.022	222,986
PIMCO Low Duration Portfolio	01	2004	10.009	10.056	49,389
PIMCO Low Duration Portfolio	01	2003	10.000	10.009	0

PIMCO Low Duration Portfolio	02	2005	10.035	9.980	171,883
PIMCO Low Duration Portfolio	02	2004	10.008	10.035	59,223
PIMCO Low Duration Portfolio	02	2003	10.000	10.008	0

PIMCO Low Duration Portfolio	03	2005	10.029	9.969	0
PIMCO Low Duration Portfolio	03	2004	10.008	10.029	0
PIMCO Low Duration Portfolio	03	2003	10.000	10.008	0

PIMCO Low Duration Portfolio	04	2005	10.013	9.938	140,155
PIMCO Low Duration Portfolio	04	2004	10.007	10.013	129,412
PIMCO Low Duration Portfolio	04	2003	10.000	10.007	0

PIMCO Low Duration Portfolio	05	2005	9.991	9.896	3,386
PIMCO Low Duration Portfolio	05	2004	10.005	9.991	3,739
PIMCO Low Duration Portfolio	05	2003	10.000	10.005	0

PIMCO Real Return Portfolio	01	2005	10.848	10.927	13,004
PIMCO Real Return Portfolio	01	2004	10.097	10.848	2,683
PIMCO Real Return Portfolio	01	2003	10.000	10.097	863

PIMCO Real Return Portfolio	02	2005	10.822	10.879	1,180
PIMCO Real Return Portfolio	02	2004	10.093	10.822	670
PIMCO Real Return Portfolio	02	2003	10.000	10.093	0

PIMCO Real Return Portfolio	03	2005	10.816	10.867	0
PIMCO Real Return Portfolio	03	2004	10.092	10.816	0
PIMCO Real Return Portfolio	03	2003	10.000	10.092	0

PIMCO Real Return Portfolio	04	2005	10.796	10.831	4,629
PIMCO Real Return Portfolio	04	2004	10.089	10.796	4,869
PIMCO Real Return Portfolio	04	2003	10.000	10.089	0

PIMCO Real Return Portfolio	05	2005	10.770	10.783	0
PIMCO Real Return Portfolio	05	2004	10.086	10.770	0
PIMCO Real Return Portfolio	05	2003	10.000	10.086	0

PIMCO Total Return Portfolio	01	2005	10.448	10.560	12,914
PIMCO Total Return Portfolio	01	2004	10.097	10.448	3,388
PIMCO Total Return Portfolio	01	2003	10.000	10.097	0

PIMCO Total Return Portfolio	02	2005	10.423	10.513	645
PIMCO Total Return Portfolio	02	2004	10.094	10.423	303
PIMCO Total Return Portfolio	02	2003	10.000	10.094	0

PIMCO Total Return Portfolio	03	2005	10.417	10.502	0
PIMCO Total Return Portfolio	03	2004	10.093	10.417	0
PIMCO Total Return Portfolio	03	2003	10.000	10.093	0

PIMCO Total Return Portfolio	04	2005	10.398	10.467	4,832
PIMCO Total Return Portfolio	04	2004	10.090	10.398	5,072
PIMCO Total Return Portfolio	04	2003	10.000	10.090	100

PIMCO Total Return Portfolio	05	2005	10.373	10.421	0
PIMCO Total Return Portfolio	05	2004	10.086	10.373	0
PIMCO Total Return Portfolio	05	2003	10.000	10.086	0

PIMCO VIT All Asset Portfolio	01	2005	10.000	10.224	0

PIMCO VIT All Asset Portfolio	02	2005	10.000	10.220	0

PIMCO VIT All Asset Portfolio	03	2005	10.000	10.219	0

PIMCO VIT All Asset Portfolio	04	2005	10.000	10.217	0

PIMCO VIT All Asset Portfolio	05	2005	10.000	10.213	0

PIMCO VIT CommodityRealReturn Strategy Portfolio	01	2005	10.000	10.302	0

PIMCO VIT CommodityRealReturn Strategy Portfolio	02	2005	10.000	10.298	0

PIMCO VIT CommodityRealReturn Strategy Portfolio	03	2005	10.000	10.298	0

PIMCO VIT CommodityRealReturn Strategy Portfolio	04	2005	10.000	10.295	0

PIMCO VIT CommodityRealReturn Strategy Portfolio	05	2005	10.000	10.292	0

Sun Capital All Cap S Class	01	2005	11.171	10.913	5
Sun Capital All Cap S Class	01	2004	10.000	11.171	0
Sun Capital All Cap S Class	01	2003	10.000	10.000	0

Sun Capital All Cap S Class	02	2005	11.151	10.871	0
Sun Capital All Cap S Class	02	2004	10.000	11.151	0
Sun Capital All Cap S Class	02	2003	10.000	10.000	0

Sun Capital All Cap S Class	03	2005	11.145	10.860	0
Sun Capital All Cap S Class	03	2004	10.000	11.145	0
Sun Capital All Cap S Class	03	2003	10.000	10.000	0

Sun Capital All Cap S Class	04	2005	11.130	10.829	0
Sun Capital All Cap S Class	04	2004	10.000	11.130	0
Sun Capital All Cap S Class	04	2003	10.000	10.000	0

Sun Capital All Cap S Class	05	2005	11.109	10.787	0
Sun Capital All Cap S Class	05	2004	10.000	11.109	0
Sun Capital All Cap S Class	05	2003	10.000	10.000	0

Sun Capital Investment Grade Bond S Class	01	2005	10.371	10.408	2
Sun Capital Investment Grade Bond S Class	01	2004	10.000	10.371	0
Sun Capital Investment Grade Bond S Class	01	2003	10.000	10.000	0

Sun Capital Investment Grade Bond S Class	02	2005	10.351	10.368	514
Sun Capital Investment Grade Bond S Class	02	2004	10.000	10.351	364
Sun Capital Investment Grade Bond S Class	02	2003	10.000	10.000	0

Sun Capital Investment Grade Bond S Class	03	2005	10.347	10.358	0
Sun Capital Investment Grade Bond S Class	03	2004	10.000	10.347	0
Sun Capital Investment Grade Bond S Class	03	2003	10.000	10.000	0

Sun Capital Investment Grade Bond S Class	04	2005	10.332	10.328	0
Sun Capital Investment Grade Bond S Class	04	2004	10.000	10.332	0
Sun Capital Investment Grade Bond S Class	04	2003	10.000	10.000	0

Sun Capital Investment Grade Bond S Class	05	2005	10.313	10.288	0
Sun Capital Investment Grade Bond S Class	05	2004	10.000	10.313	0
Sun Capital Investment Grade Bond S Class	05	2003	10.000	10.000	0

Sun Capital Real Estate Fund	01	2005	14.325	15.499	510
Sun Capital Real Estate Fund	01	2004	10.893	14.325	522
Sun Capital Real Estate Fund	01	2003	10.000	10.893	319

Sun Capital Real Estate Fund	02	2005	14.291	15.431	0
Sun Capital Real Estate Fund	02	2004	10.889	14.291	0
Sun Capital Real Estate Fund	02	2003	10.000	10.889	0

Sun Capital Real Estate Fund	03	2005	14.283	15.414	0
Sun Capital Real Estate Fund	03	2004	10.888	14.283	0
Sun Capital Real Estate Fund	03	2003	10.000	10.888	0

Sun Capital Real Estate Fund	04	2005	14.257	15.363	38
Sun Capital Real Estate Fund	04	2004	10.885	14.257	40
Sun Capital Real Estate Fund	04	2003	10.000	10.885	46

Sun Capital Real Estate Fund	05	2005	14.223	15.295	0
Sun Capital Real Estate Fund	05	2004	10.881	14.223	0
Sun Capital Real Estate Fund	05	2003	10.000	10.881	0

Sun Capital Real Estate Fund S Class	01	2005	12.458	13.441	33,299
Sun Capital Real Estate Fund S Class	01	2004	10.000	12.458	5,913

Sun Capital Real Estate Fund S Class	02	2005	12.435	13.389	18,027
Sun Capital Real Estate Fund S Class	02	2004	10.000	12.435	3,892

Sun Capital Real Estate Fund S Class	03	2005	12.429	13.376	0
Sun Capital Real Estate Fund S Class	03	2004	10.000	12.429	0

Sun Capital Real Estate Fund S Class	04	2005	12.412	13.337	11,503
Sun Capital Real Estate Fund S Class	04	2004	10.000	12.412	10,944

Sun Capital Real Estate Fund S Class	05	2005	12.389	13.285	279
Sun Capital Real Estate Fund S Class	05	2004	10.000	12.389	229

Templeton Developing Markets Securities Fund, Class 2	01	2005	10.000	11.212	0

Templeton Developing Markets Securities Fund, Class 2	02	2005	10.000	11.208	0

Templeton Developing Markets Securities Fund, Class 2	03	2005	10.000	11.207	0

Templeton Developing Markets Securities Fund, Class 2	04	2005	10.000	11.205	0

Templeton Developing Markets Securities Fund, Class 2	05	2005	10.000	11.201	0

Templeton Foreign Securities Fund	01	2005	12.623	13.720	157,879
Templeton Foreign Securities Fund	01	2004	10.796	12.623	31,937
Templeton Foreign Securities Fund	01	2003	10.000	10.796	484

Templeton Foreign Securities Fund	02	2005	12.593	13.659	90,121
Templeton Foreign Securities Fund	02	2004	10.792	12.593	22,686
Templeton Foreign Securities Fund	02	2003	10.000	10.792	0

Templeton Foreign Securities Fund	03	2005	12.586	13.644	0
Templeton Foreign Securities Fund	03	2004	10.791	12.586	0
Templeton Foreign Securities Fund	03	2003	10.000	10.791	0

Templeton Foreign Securities Fund	04	2005	12.563	13.599	68,094
Templeton Foreign Securities Fund	04	2004	10.788	12.563	69,423
Templeton Foreign Securities Fund	04	2003	10.000	10.788	96

Templeton Foreign Securities Fund	05	2005	12.533	13.539	1,515
Templeton Foreign Securities Fund	05	2004	10.784	12.533	1,416
Templeton Foreign Securities Fund	05	2003	10.000	10.784	0

Templeton Growth Securities Fund Class 2	01	2005	15.806	16.975	0
Templeton Growth Securities Fund Class 2	01	2004	13.810	15.806	0
Templeton Growth Securities Fund Class 2	01	2003	10.000	13.810	0

Templeton Growth Securities Fund Class 2	02	2005	15.734	16.864	2,469
Templeton Growth Securities Fund Class 2	02	2004	13.775	15.734	0
Templeton Growth Securities Fund Class 2	02	2003	10.000	13.775	0

Templeton Growth Securities Fund Class 2	03	2005	15.716	16.836	0
Templeton Growth Securities Fund Class 2	03	2004	13.766	15.716	0
Templeton Growth Securities Fund Class 2	03	2003	10.000	13.766	0

Templeton Growth Securities Fund Class 2	04	2005	15.662	16.753	0
Templeton Growth Securities Fund Class 2	04	2004	13.740	15.662	0
Templeton Growth Securities Fund Class 2	04	2003	10.000	13.740	0

Templeton Growth Securities Fund Class 2	05	2005	15.590	16.642	0
Templeton Growth Securities Fund Class 2	05	2004	13.705	15.590	0
Templeton Growth Securities Fund Class 2	05	2003	10.000	13.705	0

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

TELEPHONE:
Toll Free (800) 447-7569

GENERAL DISTRIBUTOR
Clarendon Insurance Agency, Inc.
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481

APRIL 11, 2006

SUN LIFE FINANCIAL MASTERS CHOICE NY

VARIABLE AND FIXED ANNUITY

STATEMENT OF ADDITIONAL INFORMATION

SUN LIFE (N.Y.) VARIABLE ACCOUNT C

TABLE OF CONTENTS

Sun Life Insurance and Annuity Company of New York
Advertising and Sales Literature
Tax Deferred Accumulation
Calculations
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contract
Custodian
Independent Registered Public Accounting Firm
Financial Statements

The Statement of Additional Information sets forth information which may be of interest to prospective purchasers of the Sun Life Financial Masters Choice NY Variable and Fixed Annuity Contracts ( the "Contracts") issued by Sun Life Insurance and Annuity Company of New York (the "Company") in connection with Sun Life (N.Y.) Variable Account C (the "Variable Account"). The information included herein is not included in the Prospectus dated April 11, 2006. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge from the Company by writing to Sun Life Insurance and Annuity Company of New York, c/o Annuity Division, P.O. Box 9133, Wellesley Hills, Massachusetts 02481, or by telephoning (800) 447-7569.

The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.

------------------------------------------------------------------------------------------------------------------------

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK ("Sun Life (N.Y.)")

Sun Life Financial Inc. ("Sun Life Financial"), a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges, is the ultimate corporate parent of Sun Life (N.Y.). Sun Life Financial ultimately controls Sun Life (N.Y.) through the following intervening company subsidiaries: Sun Life Assurance Company of Canada (U.S.), Sun Life of Canada (U.S.) Holdings, Inc., Sun Life Financial (U.S.) Investments LLC, Sun Life Financial (U.S.) Holdings, Inc., Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., and Sun Life Financial Corp.

ADVERTISING AND SALES LITERATURE

As set forth in the Prospectus, the Company may refer to the following organizations (and others) in its marketing materials:

A.M. BEST'S RATING SYSTEM is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

FITCH CREDIT RATING Company's Insurance Company Claims Paying Ability Rating is an independent evaluation by a nationally accredited rating organization of an insurance company's ability to meet its future obligations under the contracts and products it sells. The rating takes into account both quantitative and qualitative factors.

LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

STANDARD & POOR'S insurance claims-paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations of its insurance policies in accordance with their terms.

VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

MOODY'S Investors Services, Inc.'s insurance claims-paying rating is a system of rating an insurance company's financial strength, market leadership, and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

STANDARD & POOR'S INDEX - broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm. The index tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities.

NASDAQ-OTC Price Index - this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

DOW JONES INDUSTRIAL AVERAGE (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but including American Express Company and American Telephone and Telegraph Company. Prepared and Published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

MORNINGSTAR, Inc. is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities. This coverage for mutual funds includes, among other information, performance analysis rankings, risk rankings (e.g. aggressive, moderate or conservative), and "style box" matrices. Style box matrices display, for equity funds, the investment philosophy and size of the companies in which the fund invests and, for fixed-income funds, interest rate sensitivity and credit quality of the investment instruments.

IBBOTSON ASSOCIATES, Inc. is a consulting firm that provides a variety of historical data, including total return, capital appreciation and income, on the stock market as well as other investment asset classes, and inflation. This information will be used primarily for comparative purposes and to illustrate general financial planning principles.

In its advertisements and other sales literature for the Variable Account and the Funds, the Company intends to illustrate the advantages of the Contracts in a number of ways:

DOLLAR-COST AVERAGING ILLUSTRATIONS. These illustrations will generally discuss the price-leveling effect of making regular investments in the same Sub-Accounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased by those Sub-Accounts.

SYSTEMATIC WITHDRAWAL PROGRAM. A service provided by the Company, through which a Participant may take any distribution allowed by Internal Revenue Code Section 401 (a) (9) in the case of Qualified Contracts, or permitted under Internal Revenue Code Section 72 in the case of Non-Qualified Contracts, by way of a series of partial withdrawals. Withdrawals under this program may be fully or partially includible in income and may be subject to a 10% penalty tax. Consult your tax advisor.

THE COMPANY'S AND THE FUNDS' CUSTOMERS. Sales literature for the Variable Account and the Funds may refer to the number of clients which they serve.

THE COMPANY'S ASSETS, SIZE. The Company may discuss its general financial condition (see, for example, the references to Standard & Poor's, Fitch and A.M. Best Company above); it may refer to its assets; and it may discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria. For example, at December 31, 1998, the Company was the 36th largest U.S. life insurance company based upon overall assets.

COMPOUND INTEREST ILLUSTRATIONS. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the Variable Account over the Fixed Account; and the compounding effect when a participant makes regular deposits to his or her account.

The Company may use hypothetical illustrations of the benefits of tax deferral, including but not limited to the following chart:

The chart below assumes an initial investment of $10,000 which remains fully invested for the entire time period, an 8% annual return, and a 33% combined federal and state income tax rate. It compares how 3 different investments might fare over 10, 20, and 30 years. The first example illustrates an investment in a non-tax-deferred account and assumes that taxes are paid annually out of that account. The second example illustrates how the same investment would grow in a tax-deferred investment, such as an annuity. The third example illustrates the net value of the tax-deferred investment after paying taxes on the full account value.
	10 YEARS	20 YEARS	30 YEARS

Non-Tax-Deferred Account	$16,856	$28,413	$ 47,893

Tax-Deferred Account	$21,589	$46,610	$100,627

Tax-Deferred Account After Paying Taxes	$17,765	$34,528	$ 70,720

THIS ILLUSTRATION IS HYPOTHETICAL AND DOES NOT REPRESENT THE PROJECTED PERFORMANCE OF THE CONTRACT OR ANY OF ITS INVESTMENT OPTIONS. THE ILLUSTRATION DOES NOT REFLECT THE DEDUCTION OF ANY CHARGES OR FEES RELATED TO PORTFOLIO MANAGEMENT, MORTALITY AND EXPENSE, OR ACCOUNT ADMINISTRATION. TAXES ON EARNINGS WITHIN AN ANNUITY ARE DUE UPON WITHDRAWAL. WITHDRAWALS MAY ALSO BE SUBJECT TO SURRENDER CHARGES AND, IF MADE PRIOR TO AGE 59 1/2, A 10% FEDERAL PENALTY TAX.

TAX-DEFERRED ACCUMULATION

In general, individuals who own annuity contracts are not taxed on increases in the value of their annuity contracts until some form of distribution is made under the contract. As a result, the annuity contract would benefit from tax deferral during the contract's accumulation phase; this would have the effect of permitting an investment in an annuity contract to grow more rapidly that a comparable investment under which increases in value are taxed on a current basis.

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Variable Account's investment returns. We may illustrate these effects in charts or graphs and from time to time may include comparisons of returns under the Contract or in general on a tax-deferred basis, with the returns on a taxable basis. Different tax rates may be assumed. Any such illustrative chart or graph would show accumulations on an initial investment or Purchase Payment, assuming a given amount (including the applicable interest credit), hypothetical gross annual returns compounded annually, and a stated rate of return. The values shown for the taxable investment would not include any deduction for management fees or other expenses, but would assume the annual deduction of federal and state taxes from investment returns. The values shown for the Contract in a chart would reflect the deduction of Contract expenses, such as the mortality and expense risk charge, the 0.15% administrative charge, the 0.15% distribution fee, and the $30 annual Account Fee. In addition, the values shown would assume that the Participant has not surrendered his or her Contract or made any partial surrenders until the end of the period shown. The chart would assume a full surrender at the end of the period shown and the payment of federal and state taxes, at a rate of not more than 33%, on the amount in excess of the Purchase Payments.

In developing illustrative tax deferral charts, we will observe these general principles:
-	The assumed rate of earnings will be realistic.
-	The illustrative chart will accurately depict the effect of all fees and charges or provide a narrative that prominently discloses all fees and charges under the Contract.
-	Charts comparing accumulation values for tax-deferred and non-tax-deferred investments will depict the implications of any surrender.
-	A narrative accompanying the chart will prominently disclose that there may be a 10% tax penalty on a surrender by a Participant who has not reached age 59 1/2 at the time of surrender.

The rates of return illustrated in any chart would be hypothetical and are not an estimate or guaranty of performance. Actual tax returns may vary among Participants.

CALCULATIONS

EXAMPLE OF VARIABLE ACCUMULATION UNIT VALUE CALCULATION

Suppose the net asset value of a Fund share at the end of the current valuation period is $18.38; at the end of the immediately preceding valuation period was $18.32; the Valuation Period is one day; and no dividends or distributions caused Fund shares to go "ex-dividend" during the current Valuation Period. $18.38 divided by $18.32 is 1.00327511. Subtracting the one day risk factor for mortality and expense risks and the administrative expense charge of .00005395 (the daily equivalent of the current maximum charge of 1.95% on an annual basis) gives a net investment factor of 1.00322166. If the value of the variable accumulation unit for the immediately preceding valuation period had been 14.5645672, the value for the current valuation period would be 14.6114820 (14.5645672 X 1.00322116).

EXAMPLE OF VARIABLE ANNUITY UNIT CALCULATION

Suppose the circumstances of the first example exist, and the value of an annuity unit for the immediately preceding valuation period had been 12.3456789. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 3% per year, the value of the annuity unit for the current valuation period would be 12.3845638 (12.3456789 X 1.00323092 (the Net Investment Factor based on the daily equivalent of maximum annuity phase charge of 1.60% on an annual basis) X 0.99991902). 0.99991902 is the factor, for a one day Valuation Period, that neutralizes the assumed interest rate of 3% per year used to establish the Annuity Payment Rates found in certain Contracts.

EXAMPLE OF VARIABLE ANNUITY PAYMENT CALCULATION

Suppose that a Participant Account is credited with 8,765.4321 variable accumulation units of a particular Sub-Account but is not credited with any fixed accumulation units; that the variable accumulation unit value and the annuity unit value for the particular Sub-Account for the valuation period which ends immediately preceding the annuity commencement date are 14.5645672 and 12.3456789 respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that the annuity unit value on the day prior to the second variable annuity payment date is 12.3845638. The first variable annuity payment would be $865.57 (8,765.4321 X 14.5645672 X 6.78 divided by 1,000). The number of annuity units credited would be 70.1112 ($865.57 divided by 12.3456789) and the second variable annuity payment would be $868.30 (70.1112 X 12.3845638).

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis. Contracts are sold by licensed insurance agents in those states where the Contract may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with the Company and the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company. Clarendon is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Clarendon also acts as the general distributor of certain other annuity contracts issued by the Company and its subsidiary, Sun Life Insurance and Annuity Company of New York, and variable life insurance contracts issued by the Company.

Commissions and other distribution compensation will be paid by the Company to the selling agents and will not be more than 7.50% of Purchase Payments. In addition, after the first Account Year, broker-dealers who have entered into distribution agreements with the Company may receive an annual renewal commission of no more than 1.00% of the Participant's Account Value. In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. The Company reserves the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of Contracts or Certificates or other contracts offered by the Company. Promotional incentives may change at any time. Commissions will not be paid with respect to Participant Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contract, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in the Prospectus under the heading "Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates."

CUSTODIAN

We are the Custodian of the assets of the Variable Account. We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of Sun Life Insurance and Annuity Company of New York that are included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report appearing herein, dated March 23, 2006, accompanying such financial statements (which expresses an unqualified opinion and includes an explanatory paragraph relating to the Company's adoption of provisions of American Institute of Certified Public Accountants' Statement of Position 03-01, Accounting and Reporting by Insurance Enterprises of Certain Nontraditional Long-Duration Contracts and for Separate Accounts, effective January 1, 2004, described in Note 1), and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Their office is located at 200 Berkeley St, Boston, Massachusetts.

The financial statements of Sun Life (N.Y.) Variable Account C that are included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report appearing herein (which report dated April 7, 2006 accompanying the financial statements of Sun Life (N.Y.) Variable Account C expresses an unqualified opinion) and have been included on their authority as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Insurance and Annuity Company of New York are included herein. The financial statements of Sun Life Insurance and Annuity Company of New York are provided as relevant to its ability to meet its financial obligations under the Certificates and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF INCOME

(in thousands)

For the years ended December 31,
	2005	2004	2003
Revenues

Premiums and annuity considerations	$32,247	$35,006	$28,457
Net investment income	94,264	93,870	85,302
Net realized investment (losses) gains	(4,086)	9,301	10,647
Fee and other income	13,578	13,562	13,988

Total revenues	136,003	151,739	138,394

Benefits and Expenses

Policyowner benefits	25,663	26,622	26,651
Interest credited	69,641	78,220	78,432
Other operating expenses	23,489	19,305	16,118
Amortization of deferred policy acquisition costs	9,491	5,763	7,390

Total benefits and expenses	128,284	129,910	128,591

Income before income tax expense and cumulative effect of change in accounting principle	7,719	21,829	9,803

Income tax expense
Federal	2,278	7,229	3,149
State	-	82	-
Income tax expense	2,278	7,311	3,149

Income before cumulative effect of change in accounting principle, net of tax	5,441	14,518	6,654

Cumulative effect of change in accounting principle, net of tax benefit of $471	-	(874)	-

Net income	$5,441	$13,644	$6,654

The accompanying notes are an integral part of the financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

BALANCE SHEETS

(in thousands, except share data)
	December 31, 2005	December 31, 2004
ASSETS

Investments:
Fixed maturity securities available-for-sale at fair value (amortized cost of $1,684,650 and $1,810,764 in 2005 and 2004, respectively)	$1,682,864	$1,846,019
Mortgage loans	144,422	136,561
Policy loans	188	153
Cash and cash equivalents	54,540	43,262

Total investments	1,882,014	2,025,995

Accrued investment income	18,400	19,244
Deferred policy acquisition costs	80,640	66,690
Deferred federal income taxes	4,273	-
Goodwill	37,788	37,788
Receivable for investments sold	1,471	5,383
Reinsurance receivable	5,886	6,381
Other assets	4,848	3,637
Separate account assets	681,218	647,184

Total assets	$2,716,538	$2,812,302

LIABILITIES

Contractholder deposit funds and other policy liabilities	$1,642,039	$1,774,281
Future contract and policy benefits	50,549	49,813
Deferred federal income taxes	-	4,949
Payable for investments purchased	12,053	25,918
Other liabilities and accrued expenses	38,676	8,624
Separate account liabilities	681,218	647,184

Total liabilities	2,424,535	2,510,769

Commitments and contingencies - Note 18

STOCKHOLDER'S EQUITY

Common stock, $350 par value - 6,001 shares authorized;
6,001 shares issued and outstanding	2,100	2,100
Additional paid-in capital	239,963	239,963
Accumulated other comprehensive (loss) income	(488)	14,483
Retained earnings	50,428	44,987

Total stockholder's equity	292,003	301,533

Total liabilities and stockholder's equity	$2,716,538	$2,812,302

The accompanying notes are an integral part of the financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF COMPREHENSIVE INCOME

(in thousands)

For the years ended December 31,
	2005	2004	2003

Net income	$5,441	$13,644	$6,654
Other comprehensive income
Net unrealized holding (losses) gains on available-for-sale
securities, net of tax and policyholder amounts	(10,760)	1,383	13,621
Reclassification adjustments of realized investment (gains)
into net income, net of tax	(4,211)	(11,646)	(14,191)
Other comprehensive (loss)	(14,971)	(10,263)	(570)

Comprehensive (loss) income	$(9,530)	$3,381	$6,084

The accompanying notes are an integral part of the financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF STOCKHOLDER'S EQUITY

(in thousands)

For the years ended December 31,

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive (Loss) Income	Retained Earnings	Total Stockholder's Equity

Balance at December 31, 2002	$2,100	$239,963	$25,316	$24,689	$292,068

Net income	-	-	-	6,654	6,654
Other comprehensive loss	-	-	(570)	-	(570)

Balance at December 31, 2003	2,100	239,963	24,746	31,343	298,152

Net income	-	-	-	13,644	13,644
Other comprehensive loss	-	-	(10,263)	-	(10,263)

Balance at December 31, 2004	2,100	239,963	14,483	44,987	301,533

Net income	-	-	-	5,441	5,441
Other comprehensive loss	-	-	(14,971)	-	(14,971)

Balance at December 31, 2005	$2,100	$239,963	$(488)	$50,428	$292,003

The accompanying notes are an integral part of the financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CASH FLOWS

(in thousands)

For the years ended December 31,
	2005	2004	2003
Cash Flows From Operating Activities
Net income	$5,441	$13,644	$6,654
Adjustments to reconcile net income to net cash provided by
(used in) operating activities:
Amortization of discount and premiums	7,224	11,239	13,252
Amortization of deferred policy acquisition costs	9,491	5,763	7,390
Net realized investment losses (gains)	4,086	(9,301)	(10,647)
Interest credited to contractholder deposit funds	69,641	78,220	78,432
Deferred federal income taxes	(947)	7,185	4,971
Cumulative effect of change in accounting principle, net
of tax	-	874	-
Changes in assets and liabilities:
Deferred policy acquisition costs	(9,646)	(15,086)	(28,231)
Accrued investment income	844	826	(2,720)
Other, net	29,604	6,549	(34,752)
Future contract and policy benefits	736	132	8,250

Net cash provided by operating activities	116,474	100,045	42,599

Cash Flows From Investing Activities
Sales, maturities and repayments of:
Available-for-sale fixed maturities	673,665	1,531,260	905,423
Equity securities	-	766	-
Mortgage loans	7,584	19,960	4,285
Purchases of:
Available-for-sale fixed maturities	(568,813)	(1,596,830)	(1,158,294)
Equity securities	-	(623)	-
Mortgage loans	(15,445)	(48,624)	(61,360)
Net change in payable/receivable of investments purchased
and sold	-	(4,507)	(47,170)
Net change in policy loans	(35)	121	(4)
Net change in short-term investments	-	-	6,390

Net cash provided by (used in) investing activities	96,956	(98,477)	(350,730)

The accompanying notes are an integral part of the financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CASH FLOWS (Continued)

(in thousands)

For the years ended December 31,
	2005	2004	2003

Cash Flows From Financing Activities
Deposits to contractholder deposit funds	$53,495	$147,241	$363,764
Withdrawals from contractholder deposit funds	(255,647)	(171,504)	(152,886)
Other, net	-	1,621	(10,375)

Net cash (used in) provided by financing activities	(202,152)	(22,642)	200,503

Increase in cash and cash equivalents	11,278	(21,074)	(107,628)

Cash and cash equivalents, beginning of year	43,262	64,336	171,964

Cash and cash equivalents, end of year	$54,540	$43,262	$64,336

Supplemental Information
Income taxes refunded	$274	$525	$2,889

The accompanying notes are an integral part of the financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

On December 31, 2002, Sun Life Insurance and Annuity Company of New York ("Sun NY Predecessor"), which was a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.) ("Sun Life U.S."), and Keyport Benefit Life Insurance Company ("KBL"), which was a wholly-owned subsidiary of Keyport Life Insurance Company ("Keyport"), an affiliate, merged, with Sun NY Predecessor as the surviving company ("the Company"), and the Company issued 4,001 additional shares of common stock to Keyport in exchange for the assets and liabilities of KBL. As a result of the additional common stock issuance, the Company became a subsidiary of both Keyport and Sun Life U.S., with Keyport owning 67% of the common stock of the Company. The merger had no effect on the existing rights and benefits of policyholders or contract holders of either company.

The merger was accounted for under Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations." Under SFAS No. 141, transfers of net assets and exchanges of shares between entities under common control are recorded at their carrying amounts at the date of transfer. The financial statements of prior periods have been restated to give effect to the merger as of November 1, 2001, the date on which the predecessor companies came under common control.

On December 31, 2003, Keyport was merged with and into Sun Life U.S. with Sun Life U.S as the surviving company. Consequently, the Company is now a wholly-owned subsidiary of Sun Life U.S.

The Company is engaged in the sale of fixed and variable annuity contracts, individual life and group life insurance, stop loss and group disability insurance. These contracts are sold by insurance agents, some of whom are registered representatives of national and regional stock brokerage firms, and brokers. The Company is licensed and authorized to write all the business that was previously written by KBL and Sun NY Predecessor.

The Company is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. ("SLC - U.S. Ops Holdings") and is an indirect wholly-owned subsidiary of Sun Life Financial Inc. ("SLF"), a reporting company under the Securities Exchange Act of 1934. SLF and its subsidiaries are collectively referred to herein as "Sun Life Financial."

As of December 31, 2004, SLC - U.S. Ops Holdings, was a direct wholly-owned subsidiary of Sun Life Assurance Company of Canada ("SLOC"), 150 King Street West, Toronto, Ontario, Canada. SLOC is a life insurance company incorporated in 1865. As of December 31, 2005, SLOC transacted business directly or through its subsidiaries and joint ventures in all of the Canadian provinces and territories, all of the United States, the District of Columbia, Puerto Rico, the Virgin Islands, Great Britain, Ireland, Hong Kong, Bermuda, Barbados, Philippines, Indonesia, China and India. SLOC is a direct wholly-owned subsidiary of SLF.

On January 4, 2005, a reorganization was completed under which most of SLOC's asset management businesses in Canada and the United States were transferred to Sun Life Financial Corp., a newly incorporated wholly-owned subsidiary of SLF. After this reorganization, the operations remaining in SLOC consist primarily of Sun Life Financial's life, health and annuities businesses in Canada, most of its life and health businesses in the United States, and all of its operations in the United Kingdom and Asia. SLOC continues to be a direct wholly-owned subsidiary of SLF. The Company is now an indirect subsidiary of Sun Life Financial Corp., and continues to be an indirect subsidiary of SLF.

Basis of Presentation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for stock life insurance companies.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. The most significant estimates are those used in determining fair value of financial instruments, goodwill, deferred policy acquisition costs ("DAC"), the liabilities for future policyholder benefits and other-than-temporary impairments of investments.

Financial Instruments

In the normal course of business, the Company may enter into transactions involving various types of financial instruments, including cash and cash equivalents, fixed maturity securities, mortgage loans, equity securities, debt, loan commitments and financial guarantees. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

Cash and Cash Equivalents

Cash and cash equivalents include cash, commercial paper, money market investments, and short term bank participations. All such investments have been purchased with maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

Investments

The Company accounts for its investments in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities." At the time of purchase, fixed maturity securities are classified based on intent, as either held-to-maturity or available-for-sale. In order for the securities to be classified as held-to-maturity, the Company must have positive intent and ability to hold the securities to maturity. Securities held-to-maturity are stated at cost, adjusted for amortization of premiums and accretion of discounts. Securities that do not meet this criteria are classified as available-for-sale. Available-for-sale securities are carried at estimated fair value with changes in unrealized gains or losses reported as a separate component of other comprehensive income. Fair values for publicly traded securities are obtained from external market quotations. For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturities, repayment and liquidity characteristics. The Company does not engage in trading activities. All of the Company's fixed maturity securities are classified as available-for-sale. Included with available-for-sale fixed maturities are mortgage backed securities in To Be Announced ("TBA") form. The Company records these purchases on trade date and the corresponding payable is recorded as an outstanding liability in the payable for investments purchased until the settlement date of the transaction. All security transactions are recorded on a trade-date basis.

The Company's accounting policy for impairment requires recognition of an other-than-temporary impairment charge on a security if it is determined that the Company will be unable to recover all amounts due under the contractual obligations of the security. Once an impairment charge has been recorded, the Company continues to review the other-than-temporarily impaired security for additional impairment, if necessary.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments (continued)

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized values, net of provisions for estimated losses. Loans include commercial first mortgage loans and are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of each property's value at the time that the original loan is made.

A loan is recognized as impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. Measurement of impairment is based on the present value of expected future cash flows discounted at the loan's effective interest rate, or at the loan's observable market price. A specific valuation allowance is established if the fair value of the impaired loan is less than the recorded amount. Loans are also charged against the allowance when determined to be uncollectible. The allowance is based on a continuing review of the loan portfolio, past loss experience and current economic conditions, which may affect the borrower's ability to pay. While management believes that it uses the best information available to establish the allowance, future adjustments to the allowance may become necessary if economic conditions differ from the assumptions used in making the evaluation.

Policy loans are carried at the amount of the outstanding principal balance. The loans are collateralized by the respective insurance policy and do not exceed the excess of the net cash surrender value of the policy.

Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the average cost method. When an impairment of a specific investment is determined to be other-than-temporary, inclusive of changes in the provision for estimated losses on mortgage loans, a realized investment loss is recorded.

Income on investments is recorded on the accrual basis. Investments are placed in a non-accrual status when management believes that the borrower's financial condition, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful. When an investment is placed in non-accrual status, all interest previously accrued is reversed against current period interest income. Interest accruals are resumed on such investments only when the investments have performed on a sustained basis for a reasonable period of time, and when, in the judgment of management, the investments are estimated to be fully collectible as to both principal and interest.

Deferred Policy Acquisition Costs

Acquisition costs consist of commissions, underwriting and other costs that vary with and are primarily related to the production of new business. Acquisition costs related to investment-type contracts, primarily deferred annuity and guaranteed investment contracts, are deferred and amortized with interest in proportion to the present value of estimated gross profits to be realized over the estimated lives of the contracts. Estimated gross profits are composed of net investment income, net realized investment gains and losses, life and variable annuity fees, surrender charges, interest credited, policyholder benefits and direct variable administrative expenses. This amortization is reviewed periodically and adjusted retrospectively when the Company revises the actual profits and its estimate of future gross profits to be realized from investment-type contracts, including realized and unrealized gains and losses from investments.

Although realization of DAC is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of DAC considered realizable, however, could be reduced in the near term if the estimates of gross profits discussed above are reduced.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Deferred Policy Acquisition Costs (continued)

DAC is also adjusted for amounts relating to the recognition of unrealized investment gains and losses. This adjustment, net of tax, is included with the change in net unrealized investment gains or losses that is credited or charged directly to accumulated other comprehensive income. DAC was increased (decreased) by $0.8 million and $(12.5) million at December 31, 2005 and 2004, respectively, relating to this adjustment.

Other Assets

Property, equipment, and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 10 years. Amortization of leasehold improvements is calculated using the straight-line method over the lesser of the term of the lease or the estimated useful life of the improvements.

Policy liabilities and accruals

Contractholder deposit funds consist of policy values that accrue to the holders of investment-related products, such as deferred annuities and guaranteed investment contracts. The liabilities consist of net deposits and interest credited less administrative charges. The liability is before the deduction of any applicable surrender charges.

Future contract and policy benefits are liabilities for traditional life, disability, stop loss and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance, annuity, stop loss and disability insurance products are computed using the net level premium method based on assumptions about future investment yields, mortality, morbidity and persistency. The assumptions used are based upon the Company's experience and industry standards.

Other policy liabilities include liabilities for policy and contract claims. These amounts consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. The amount reported is based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such refinements are made.

Guaranteed minimum accumulation benefits or withdrawal benefits are considered to be derivatives under Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities," and are recorded at fair value through earnings. The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a 50 year projection. Policyholder assumptions are based on experience studies.

Revenue and Expenses

Premiums for traditional individual life and annuity products are considered earned revenue when due. Premiums related to group disability insurance and stop loss are recognized as earned revenue pro-rata over the contract period. The unexpired portion of these premiums is recorded as unearned premiums. Revenue from investment-related products includes charges for cost of insurance (mortality), initiation and administration of the policy, and surrender charges. Revenue is recognized when the charges are assessed, except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Revenue and Expenses (continued)

Benefits and expenses related to traditional life, annuity and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and to spread income recognition over the expected life of the policy. For universal life-type and investment-type contracts, expenses include interest credited to policyholders' accounts and death benefits in excess of account values, which are recognized as incurred.

Operating Expenses

Operating expenses primarily represent allocated compensation and general and administrative expenses. Management believes intercompany expenses are calculated on a reasonable basis, however, these amounts may not necessarily be indicative of the costs that would be incurred if the Company operated on a stand-alone basis.

Income Taxes

For 2005, the Company will file a stand-alone federal income tax return, as it did for 2004 and 2003. For periods prior to 2003, the Company participated in a consolidated tax return with certain affiliates; however, federal income taxes were calculated as if the Company was filing a separate federal income tax return. Taxes are computed under SFAS No. 109, "Accounting for Income Taxes." Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by SFAS No. 109. These differences result primarily from policy reserves, policy acquisition expenses and unrealized gains or losses on investments.

Separate Accounts

The Company has established separate accounts applicable to various classes of contracts providing for variable benefits and they are generally not subject to liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Contracts for which funds are invested in separate accounts include variable life insurance and individual qualified and non-qualified variable annuity contracts. Assets and liabilities of the separate accounts, representing net deposits and accumulated net investment earnings, less fees, held primarily for the benefit of contractholders, are shown as separate captions in the financial statements. Assets held in the separate accounts are carried at market value and the investment risk of such securities is retained by the policyholder. The activity of the separate accounts is not reflected in the financial statements except for: (1) the fees the Company receives, which are assessed on a daily or monthly basis and recognized as revenue when assessed and earned; and (2) the activity related to the guaranteed minimum death benefit ('GMDB'), guaranteed minimum accumulation benefit ('GMAB') and guaranteed minimum withdrawal benefit ('GMWB') as reflected in the Company's financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

New Accounting Pronouncements

In November of 2005, the Financial Accounting Standards Board (the "FASB") issued FASB Staff Position 115-1 and 124-1 ("FSP FAS 115-1 and FAS 124-1") "The Meaning of Other-Than-Temporary Impairments and its Application to Certain Investments." This FSP is effective for reporting periods beginning after December 15, 2005. FSP FAS 115-1 and FAS 124-1 addresses the determination as to when an investment is considered impaired, whether that impairment is other than temporary, and the measurement of the impairment loss. The statement also includes accounting guidance for periods subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. Adoption of this FSP will not impact the methodology used by the Company to determine and measure impaired investments. See disclosure in Note 4.

In September of 2005, the American Institute of Certified Public Accountants (the "AICPA") issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts." This SOP provides guidance on accounting by insurance companies for DAC on internal replacements other than those specifically described in FASB Statement No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." This SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company is in the process of evaluating the provisions of the proposed SOP and its impact on the Company's financial position and results of operations.

In May of 2005, the FASB issued FASB Statement No. 154 "Accounting Changes and Error Corrections - a replacement of APB Opinion No. 20 and FASB Statement No. 3." This statement is effective for fiscal years beginning after December 15, 2005. This statement changes the requirements for the accounting and reporting of a change in accounting principle and applies to all voluntary changes in accounting principle. The statement eliminates the requirement in Accounting Principles Board Opinion No. 20 to include the cumulative effect of a change in accounting in the income statement in the period of change and requires retrospective applications to prior periods' financial statements of changes in accounting principle, unless it is impracticable to determine either the specific period effects or the cumulative effect of the change. This statement applies to changes required by new accounting pronouncements only when the pronouncement does not include specific transition guidance. The Company will adopt this statement as required in 2006 and report any changes in accounting principle to be implemented in accordance with the requirements of this pronouncement.

Other Accounting Pronouncements

On January 1, 2004, the Company adopted the American Institute of Certified Public Accountants' (the "AICPA") Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). The major provisions of SOP 03-1 that affect the Company require:

●	Establishment of reserves primarily related to death benefit and income benefit guarantees provided under variable annuity contracts;
●	Deferral of sales inducements that meet certain criteria, and amortization using the same method used for DAC; and
●	Reporting and measuring the Company's interest in its separate accounts as investments.

See Footnote 12 for additional information regarding the impact of adoption.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Other Accounting Pronouncements (continued)

Effective December 31, 2003, the Company adopted the disclosure requirements of Emerging Issues Task Force ("EITF") Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." As a result, disclosures are required for unrealized losses on fixed maturity and equity securities accounted for under SFAS No. 115, "Accounting for Certain Investment in Debt and Equity Securities," that are classified as either available-for-sale or held-to-maturity.

The disclosure requirements include quantitative information regarding the aggregate amount of unrealized losses and the associated fair value of the investments in an unrealized loss position, segregated into time periods for which the investments have been in an unrealized loss position. EITF No. 03-1 also requires certain qualitative disclosures about holdings with unrealized losses in order to provide additional information that the Company considered in concluding that the unrealized losses were not other-than-temporary. For further discussion, see disclosures in Note 4.

2. GOODWILL

Goodwill represents the difference between the purchase price paid and the fair value of the net assets acquired in connection with the Company's acquisition of KBL on December 31, 2002. In accordance with SFAS No. 142, "Goodwill and Other Intangible Assets," goodwill and indefinite-lived assets are tested for impairment on an annual basis. The Company completed the required impairment tests during the second quarter of 2005 and concluded that these assets are not impaired.

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

The Company has agreements with Sun Life U.S. and certain affiliates, under which the Company receives, as requested, certain investment and administrative services on a cost reimbursement basis. Expenses under these agreements amounted to approximately $16.0 million, $11.5 million and $11.1 million for the years ended December 31, 2005, 2004 and 2003, respectively.

The Company had $17.9 million and $8.3 million due to related parties at December 31, 2005 and 2004, respectively, and $0.6 million and $5.3 million due from related parties at December 31, 2005 and 2004, respectively.

During 2005, 2004 and 2003, the Company paid $1.0 million, $1.0 million and $0.1 million, respectively, in commission fees to an affiliate, Sun Life Financial Distributors, Inc.

During 2005, 2004 and 2003, the Company paid $2.8 million, $2.5 million and $3.1 million, respectively, in commission fees to Independent Financial Marketing Group, Inc., an affiliate.

The Company paid $1.5 million and $1.4 million for the years ended December 31, 2005 and 2004, respectively, in investment advisory fees to Sun Capital Advisers LLC, a registered investment adviser and affiliate, on a cost-reimbursement basis.

As more fully described in Note 8, the Company has been involved in several reinsurance transactions with SLOC.

As more fully described in Note 9, the Company participates in a pension plan and other post-retirement benefits plan sponsored by Sun Life U.S.

Management believes intercompany revenues and expenses are calculated on a reasonable basis; however, these amounts may not necessarily be indicative of the costs that would be incurred if the Company operated on a stand-alone basis.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2005, 2004 and 2003

4. INVESTMENTS

Fixed Maturities

The amortized cost and fair value of the Company's fixed maturities were as follows (in 000's):
	December 31, 2005
		Gross	Gross
	Amortized	Unrealized	Unrealized	Estimated
	Cost	Gains	(Losses)	Fair Value
Available-for-sale fixed maturities:
Non-Corporate Securities
Asset backed and mortgage backed securities	$261,006	$1,114	$(2,015)	$260,105
Foreign government and agency securities	6,192	296	(3)	6,485
U.S. treasury and agency securities	55,874	24	(572)	55,326
Total Non-Corporate Securities	323,072	1,434	(2,590)	321,916
Corporate Securities
Basic industry	9,627	226	(129)	9,724
Capital goods	85,693	1,317	(494)	86,516
Communications	144,968	2,416	(3,434)	143,950
Consumer cyclical	175,601	1,549	(8,369)	168,781
Consumer noncyclical	40,352	942	(555)	40,739
Energy	60,174	1,756	(260)	61,670
Finance	615,594	4,611	(2,720)	617,485
Technology	9,380	31	(297)	9,114
Transportation	46,021	664	(691)	45,994
Utilities	143,378	3,876	(1,317)	145,937
Other	30,790	452	(204)	31,038
Total Corporate Securities	1,361,578	17,840	(18,470)	1,360,948
Total available-for-sale fixed maturities	$1,684,650	$19,274	$(21,060)	$1,682,864

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (continued)
	December 31, 2004
		Gross	Gross
	Amortized	Unrealized	Unrealized	Estimated
	Cost	Gains	(Losses)	Fair Value
Available-for-sale fixed maturities:
Non-Corporate Securities
Asset backed and mortgage backed securities	$279,949	$3,589	$(1,646)	$281,892
Foreign government and agency securities	6,682	608	-	7,290
U.S. treasury and agency securities	74,747	333	(190)	74,890
Total Non-Corporate Securities	361,378	4,530	(1,836)	364,072
Corporate Securities
Basic industry	12,369	702	-	13,071
Capital goods	93,749	2,657	(209)	96,197
Communications	165,978	4,707	(1,005)	169,680
Consumer cyclical	192,745	4,895	(558)	197,082
Consumer noncyclical	50,500	2,251	(54)	52,697
Energy	63,571	3,380	(106)	66,845
Finance	557,305	9,099	(1,451)	564,953
Technology	12,393	508	(153)	12,748
Transportation	61,654	1,365	(1,214)	61,805
Utilities	187,949	7,293	(443)	194,799
Other	51,173	1,220	(323)	52,070
Total Corporate Securities	1,449,386	38,077	(5,516)	1,481,947
Total available-for-sale fixed maturities	$1,810,764	$42,607	$(7,352)	$1,846,019

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (Continued)

The amortized cost and estimated fair value by maturity periods for fixed maturities are shown below (in 000's). Actual maturities may differ from contractual maturities on asset-backed securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.
	December 31, 2005
	Amortized Cost	Fair Value
Maturities of available-for-sale fixed securities:
Due in one year or less	$168,210	167,256
Due after one year through five years	551,651	548,299
Due after five years through ten years	414,399	415,817
Due after ten years	289,384	291,387
Subtotal	1,423,644	1,422,759
Asset-backed securities	261,006	260,105
Total	$1,684,650	1,682,864

Gross gains of $4.6 million, $17.5 million and $14.0 million, and gross losses of $3.2 million, $7.5 million and $2.6 million were realized on the voluntary sale of fixed maturities for the years ended December 31, 2005, 2004 and 2003, respectively.

Fixed maturities with an amortized cost of approximately $0.4 million at December 31, 2005 and 2004 were on deposit with governmental authorities as required by law.

As of December 31, 2005, 94.0% of the Company's fixed maturities were investment grade. Investment grade securities are those that are rated "BBB" or better by nationally recognized investment rating organizations. In 2004 and 2003, $0.1 million and $0.3 million, respectively, of the prior years' impairment losses were recovered through disposition and are included in realized gains. In 2005, no prior years' losses were recovered through disposition.

The Company has discontinued the accrual of income on several of its holdings for issuers that are in default. The termination of accrual accounting on these holdings reduced previously accrued income by $0.3 million, $38,000 and $0.2 million, for the years ended December 31, 2005, 2004 and 2003, respectively. The fair market value of these investments was $4.2 million, $0.2 million and $1.2 million for the years ended December 31, 2005, 2004 and 2003, respectively.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (Continued)

The gross unrealized losses and fair value of investments, which have been deemed to be temporarily impaired, aggregated by investment category, number of securities and length of time that securities have been in an unrealized loss position at December 31, 2005 is as follows:
	Less than 12 months		12 months or more				Total
	#	Fair Value	Unrealized Losses	#	Fair Value	Unrealized Losses	#	Fair Value	Unrealized Losses
Non-Corporate Securities
Asset backed and mortgage backed securities	52	$ 98,302	$ (1,367)	13	$ 28,545	$ (648)	65	$ 126,847	$ (2,015)
Foreign government and agency securities	1	1,002	(3)	-	-	-	1	1,002	(3)
U.S. treasury and agency securities	3	8,933	(52)	3	43,380	(520)	6	52,313	(572)
Total Non-Corporate Securities	56	108,237	(1,422)	16	71,925	(1,168)	72	180,162	(2,590)
Corporate Securities
Basic industry	4	3,353	(111)	1	1,032	(17)	5	4,385	(128)
Capital goods	3	11,914	(289)	3	9,281	(205)	6	21,195	(494)
Communications	16	43,415	(917)	11	27,081	(2,517)	27	70,496	(3,434)
Consumer cyclical	30	71,494	(3,685)	10	44,759	(4,684)	40	116,253	(8,369)
Consumer noncyclical	10	18,724	(555)	-	-	-	10	18,724	(555)
Energy	3	5,663	(108)	4	4,626	(152)	7	10,289	(260)
Finance	40	142,166	(1,346)	13	34,197	(1,374)	53	176,363	(2,720)
Technology	-	-	-	1	6,703	(297)	1	6,703	(297)
Transportation	3	5,596	(108)	3	6,052	(584)	6	11,648	(692)
Utilities	17	48,024	(837)	3	9,902	(480)	20	57,926	(1,317)
Other	-	-	-	2	7,033	(204)	2	7,033	(204)
Total Corporate Securities	126	350,349	(7,956)	51	150,666	(10,514)	177	501,015	(18,470)
Total fixed maturities available-for-sale	182	$ 458,586	$ (9,378)	67	$ 222,591	$ (11,682)	249	$ 681,177	$ (21,060)

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (Continued)

The gross unrealized losses and fair value of investments, which have been deemed to be temporarily impaired, aggregated by investment category, number of securities and length of time that securities have been in an unrealized loss position at December 31, 2004 is as follows:
Less than 12 months				12 months or more			Total
	#	Fair Value	Unrealized Losses	#	Fair Value	Unrealized Losses	#	Fair Value	Unrealized Losses
Non-Corporate Securities
Asset backed and mortgage backed securities	26	$ 86,923	$ (521)	4	$ 5,269	$ (1,125)	30	$ 92,192	$ (1,646)
U.S. treasury and agency securities	8	66,621	(190)	-	-	-	8	66,621	(190)
Total Non-Corporate Securities	34	153,544	(711)	4	5,269	(1,125)	38	158,813	(1,836)
Corporate Securities
Basic industry	1	1,075	(1)	-	-	-	1	1,075	(1)
Capital goods	5	22,048	(155)	2	2,518	(54)	7	24,566	(209)
Communications	11	31,065	(713)	3	7,086	(292)	14	38,151	(1,005)
Consumer cyclical	11	48,527	(558)	-	-	-	11	48,527	(558)
Consumer noncyclical	3	4,015	(54)	-	-	-	3	4,015	(54)
Energy	2	1,932	(29)	1	1,668	(77)	3	3,600	(106)
Finance	32	164,847	(1,005)	8	13,728	(446)	40	178,575	(1,451)
Technology	1	6,847	(152)	-	-	-	1	6,847	(152)
Transportation	2	10,265	(59)	16	8,407	(1,155)	18	18,672	(1,214)
Utilities	7	28,840	(319)	3	3,910	(124)	10	32,750	(443)
Other	2	5,585	(140)	1	9,304	(183)	3	14,889	(323)
Total Corporate Securities	77	325,046	(3,185)	34	46,621	(2,331)	111	371,667	(5,516)
Total fixed maturities available-for-sale	111	$ 478,590	$ (3,896)	38	$ 51,890	$ (3,456)	149	$ 530,480	$ (7,352)

The Company has a comprehensive process in place to identify potential problem securities that could have an impairment that is other-than-temporary. At the end of each quarter, all securities with an unrealized loss are reviewed. An analysis is undertaken to determine whether this decline in market value is other-than-temporary. The Company's process focuses on issuer operating performance and overall industry and market conditions. Any deterioration in operating performance is assessed relative to the impact on issuer financial ratios, including leverage and coverage measures specific to an industry and relative to any investment covenants. Additionally, the Company's analysis assesses each issuer's ability to service its debts in a timely fashion, the length of time the security has been in an unrealized loss position, rating agency actions, and any other key developments. The Company has a Credit Committee that includes members from its investment, finance and actuarial functions. The Credit Committee meets and reviews the results of the Company's impairment analysis on a quarterly basis.

Mortgage loans

The Company invests in commercial first mortgage loans throughout the United States. Investments are diversified by property type and geographic area.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (Continued)

Mortgage loans

Mortgage loans are collateralized by the related properties and generally are no more than 75% of each property's value at the time that the original loan is made.

The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, appropriate allowances for losses have been made. In those cases where, in management's judgment, the mortgage loan's value has been impaired, appropriate losses are recorded. The Company had no restructured mortgage loans at December 31, 2005 and 2004, respectively.

Mortgage loans comprised the following property types and geographic regions (in 000's):

	December 31,
Property Type:	2005	2004
Office building	$51,396	$44,882
Residential	1,514	1,552
Retail	56,359	55,231
Industrial/warehouse	29,501	29,016
Other	5,888	6,116
Valuation allowance	(236)	(236)

Total	$144,422	$136,561

	December 31,
Geographic region:	2005	2004
Arizona	$6,854	$7,082
California	11,204	10,525
Colorado	5,914	6,047
Delaware	11,612	11,925
Florida	20,112	21,480
Georgia	5,919	6,134
Illinois	2,052	814
Indiana	6,434	6,727
Maryland	10,680	4,823
Michigan	377	426
Minnesota	4,876	2,760
Missouri	2,268	2,335
Nevada	1,212	1,243
New Jersey	2,636	2,720
New York	7,296	7,382
North Carolina	3,486	2,383
Ohio	11,486	12,500
Pennsylvania	14,314	14,957
Texas	8,206	6,414
Utah	2,678	2,851
Virginia	3,898	4,056
Other	1,144	1,213
Valuation allowance	(236)	(236)

Total	$144,422	$136,561

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (Continued)

At December 31, 2005, scheduled mortgage loan maturities were as follows (in 000's):

2006	$-
2007	9,209
2008	4,951
2009	328
2010	1,836
Thereafter	128,098
Total	$144,422

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations, with or without prepayment penalties, and loans may be refinanced.

The Company has made commitments of mortgage loans on real estate and other loans into the future. The outstanding commitments for these mortgages amounted to $2.5 million and $2.6 million at December 31, 2005 and 2004, respectively.

5. NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment (losses) gains consisted of the following for the years ended December 31 (in 000's):

	2005	2004	2003

Fixed maturities	$1,462	$9,916	$11,421
Mortgage loans	-	(155)	-
Short-term investments	(2)	143	1
Other than temporary declines	(5,546)	(689)	(1,122)
Sales of impaired assets	-	86	347
Total	$(4,086)	$9,301	$10,647

6. NET INVESTMENT INCOME

Net investment income consisted of the following for the years ended December 31 (in 000's):

	2005	2004	2003

Fixed maturities	$87,428	$86,999	$82,165
Mortgage loans	8,500	7,982	4,693
Other (including fair value changes of embedded derivatives)	(211)	295	38
Gross investment income	95,717	95,276	86,896
Less: Investment expenses	1,453	1,406	1,594
Net investment income	$94,264	$93,870	$85,302

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2005, 2004 and 2003

7. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31 (in 000's):

	2005		2004
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Financial assets:
Cash and cash equivalents	$ 54,540	$ 54,540	$ 43,262	$ 43,262
Fixed maturities	1,682,864	1,682,864	1,846,019	1,846,019
Mortgages	144,422	149,065	136,561	142,819
Policy loans	188	188	153	153
Separate account assets	681,218	681,218	647,184	647,184

Financial liabilities:
Contractholder deposit funds	1,642,039	1,584,941	1,774,281	1,701,333
Separate account liabilities	681,218	681,218	647,184	647,184

Interest receivable on the above financial instruments is stated at carrying value which approximates fair value.

The fair values of cash and cash equivalents are estimated to be cost plus accrued interest. The fair values of short-term bonds are estimated to be amortized cost. The fair values of publicly traded fixed maturities are based upon market prices or dealer quotes. For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturity, repayment and liquidity characteristics. The fair values of mortgage loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities. Policy loans are stated at unpaid principal balances, which approximate fair value. The estimated fair value of assets held in separate accounts is based on quoted market prices.

The fair values of the Company's contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value. The fair value of liabilities related to separate accounts is the amount payable on demand, which excludes surrender charges.

GMABs or GMWBs are considered to be derivatives under Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities," and are included in contractholder deposit funds. The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a 50 year projection. Policyholder assumptions are based on experience studies.

8. REINSURANCE

The Company had an agreement with SLOC whereby SLOC reinsured the mortality risks of the Company's group life insurance contracts. Under this agreement, certain death benefits were reinsured on a yearly renewable term basis. The agreement provided that SLOC would reinsure the mortality risks in excess of $50,000 per claim for group life contracts ceded by the Company. The treaty was commuted effective December 31, 2004.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2005, 2004 and 2003

8. REINSURANCE (continued)

The Company had an agreement with SLOC whereby SLOC reinsured morbidity risks of a block of the Company's group long-term disability contracts. The treaty was commuted effective December 31, 2004.

The Company has an agreement with an unrelated company whereby the unrelated company reinsures the mortality risks of the Company's group life contracts. Under this agreement, certain group life mortality benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure amounts above $700,000 per claim for group life contracts ceded by the Company.

The Company has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of the Company's group long-term disability contracts. Under this agreement, certain long-term disability benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure amounts above $4,000 per claim per month for long-term disability contracts ceded by the Company.

The Company has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of the Company's group stop loss contracts. Under this agreement, certain stop loss benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure specific claims for amounts above $1,000,000 per claim for medical stop loss contracts ceded by the Company.

The effects of reinsurance were as follows (in 000's):

	For the Years Ended December 31,
	2005	2004	2003

Insurance premiums:
Direct	$34,863	$37,251	$33,418
Ceded - Affiliated	-	-	3,468
Ceded - Non-affiliated	2,616	2,245	1,493
Net Premiums	$32,247	$35,006	$28,457

Insurance and other individual policy benefits and claims
Direct	$27,388	$29,412	$31,276
Ceded - Affiliated	-	1,493	3,775
Ceded - Non-affiliated	1,725	1,297	850
Net policy benefits and claims	$25,663	$26,622	$26,651

The Company is contingently liable for the portion of the policies reinsured under each of its existing reinsurance agreements in the event the reinsurance companies are unable to pay their portion of any reinsured claim. Management believes that any liability from this contingency is unlikely. However, to limit the possibility of such losses, the Company periodically evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS

Pension Plan

The Company participates in a non-contributory defined benefit pension plan ("the Pension Plan") that is sponsored by Sun Life U.S., which is directly liable for the related obligations. Benefits under the plan are based on years of service and employees' average compensation. The Company is allocated a portion of the pension plan expenses. The allocated expenses were $211,000, $25,000 and $41,000 for the years ended December 31, 2005, 2004 and 2003, respectively. Included in the 2005 allocation is a curtailment charge of $205,000 related to changes in the pension plan.

401(k) Savings Plan

The Company has a savings plan that qualifies under Section 401(k) of the Internal Revenue Code ("the 401(k) Plan") sponsored by Sun Life U.S. for which substantially all employees of at least age 21 are eligible to participate at date of hire. Employer contributions are matched up to a specified amount of the employee's contributions to the 401(k) Plan. The Company's portion of this employer contribution was $16,000, $19,000 and $23,000 for the years ended December 31, 2005, 2004 and 2003, respectively.

Other Post-Retirement Benefit Plans

The Company participates in a plan sponsored by Sun Life U.S. that provides certain health, dental and life insurance benefits ("post-retirement benefits") for retired employees and dependents. Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age, or retire early upon satisfying an alternate age plus service condition. Life insurance benefits are generally set at a fixed amount. The Company is allocated a portion of these post-retirement benefit plans expenses. The allocated expenses were $8,000, $13,000 and $4,000 for the years ended December 31, 2005, 2004 and 2003, respectively.

10. FEDERAL INCOME TAXES

For 2005, the Company will file a stand-alone federal income tax return, as it did for 2004 and 2003. For periods prior to 2003, the Company participated in a consolidated tax return with certain affiliates; however, federal income taxes were calculated as if the Company was filing a separate federal income tax return. A summary of the components of federal income tax expense (benefit) in the statements of operations for the years ended December 31, is as follows (in 000's):

	2005	2004	2003
Federal income tax expense (benefit):
Current	$3,225	$124	$(1,996)
Deferred	(947)	7,105	5,145

Total	$2,278	$7,229	$3,149

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2005, 2004 and 2003

10. FEDERAL INCOME TAXES (continued)

Federal income taxes attributable to operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate of 35%. The Company's effective rate differed from the federal income tax rate as follows (in 000's):

	2005	2004	2003

Expected federal income tax expense	$2,702	$7,640	$3,431
Prior year settlements	(424)	(411)	(282)

Federal income tax expense	$2,278	$7,229	$3,149

Net deferred income tax assets (liabilities) represent the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes. The components of the Company's deferred tax assets and liabilities as of December 31 were as follows (in 000's):

	2005	2004

Deferred tax assets:
Actuarial liabilities	$24,480	$24,794
Net operating loss	-	1,357

Total deferred tax assets	24,480	26,151

Deferred tax liabilities:
Investments, net	1,138	(13,705)
Deferred policy acquisition costs	(18,669)	(13,488)
Other	(2,676)	(3,907)

Total deferred tax liabilities	(20,207)	(31,100)

Net deferred tax assets (liabilities)	$4,273	$(4,949)

The Company received income tax refunds of approximately $0.3 million for the year ended December 31, 2005; had no net income tax payments for the year 2004; and, received income tax refunds of approximately $2.0 million for 2003. At December 31, 2005, the Company had no operating loss carryforwards remaining.

The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"), and provisions are made in the financial statements in anticipation of the results of these audits. The Company is currently under audit by the IRS for the years 2001 through 2002. In the Company's opinion, adequate tax liabilities have been established for all years and any adjustments that might be required for the years under audit will not have a material effect on the Company's financial statements. However, the amounts of these tax liabilities could be revised in the future if estimates of the Company's ultimate liability are revised.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2005, 2004 and 2003

11. LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses related to the Company's stop loss, group life and group disability products is summarized below (in 000's):

	2005	2004

Balance at January 1	$32,571	$31,337
Less reinsurance recoverable	(6,381)	(9,146)
Net balance at January 1	26,190	22,191
Incurred related to:
Current year	23,881	20,889
Prior years	(3,143)	910
Total incurred	20,738	21,799
Paid losses related to:
Current year	(13,860)	(12,009)
Prior years	(5,813)	(5,791)
Total paid	(19,673)	(17,800)

Balance at December 31	33,141	32,571
Less reinsurance recoverable	(5,886)	(6,381)
Net balance at December 31	$27,255	$26,190

The incurred losses and loss adjustment expenses relating to insured events in prior years changed as a result of reassessment of the estimates of the settlement costs on certain claims outstanding due to factors that emerged in the current year.

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its group disability line of business. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

12. LIABILITIES FOR CONTRACT GUARANTEES

On January 1, 2004, the Company adopted the American Institute of Certified Public Accountants' SOP 03-1. The major provisions of SOP 03-1 that affect the Company require:

●	Establishment of reserves primarily related to death benefit and income benefit guarantees provided under variable annuity contracts.
●	Deferral of sales inducements that meet certain criteria, and amortization using the same method used for DAC.

Upon adoption of SOP 03-1 in 2004, the cumulative effect, reported after tax and net of related effects on DAC, decreased net income and stockholder's equity by $0.9 million. The reduction in net income was comprised of an increase in benefit reserves (primarily for variable annuity contracts) of $0.9 million, pre-tax, and a decrease in DAC of $0.5 million, pre-tax.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2005, 2004 and 2003

12. LIABILITIES FOR CONTRACT GUARANTEES (continued)

The Company offers various guarantees to certain policyholders including a return of no less than (a) total deposits made on the contract less any customer withdrawals, (b) total deposits made on the contract less any customer withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any customer withdrawals following the contract anniversary. These guarantees include benefits that are payable in the event of death, upon annuitization, or at specified dates during the accumulation period of an annuity.

The table below represents information regarding the Company's variable annuity contracts with guarantees at December 31, 2005 (in 000's):

Benefit Type	Account balance	Net Amount at Risk (a)	Average Attained Age
Minimum Death	$824,936	$52,188	63.6
Minimum Accumulation or Withdrawal	$111,592	$22	58.7

(a) Net amount at risk represents the difference between guaranteed benefit and account balance.

The table below represents information regarding the Company's variable annuity contracts with guarantees at December 31, 2004 (in 000's):

Benefit Type	Account balance	Net Amount at Risk (a)	Average Attained Age
Minimum Death	$808,750	$66,329	63.7
Minimum Accumulation or Withdrawal	$45,229	$-	58.3

(a) Net amount at risk represents the difference between guaranteed benefit and account balance.

The following summarizes the reserve for the GMDB at December 31 (in 000's):

	2005	2004
Balance at January 1	$533	921
Benefit Ratio Change / Assumption Changes	520	-
Incurred guaranteed benefits	499	345
Paid guaranteed benefits	(910)	(761)
Interest	39	28

Balance at December 31	$681	533

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2005, 2004 and 2003

12. LIABILITIES FOR CONTRACT GUARANTEES (continued)

Since there have been no products issued by the Company that contain a guaranteed minimum income benefit ("GMIB"), there is no requirement for a GMIB reserve as of December 31, 2005 and December 31, 2004.

The liability for death benefit guarantees is established equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest and less contract benefit payments. The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges. The benefit ratio may be in excess of 100%. For guarantees in the event of death, benefits represent the current guaranteed minimum death payments in excess of the current account balance. For guarantees at annuitization, benefits represent the present value of the minimum guaranteed annuity benefits in excess of the current account balance.

Projected benefits and assessments used in determining the liability for guarantees are developed using models and stochastic scenarios that are also used in the development of estimated future gross profits. Underlying assumptions for the liability related to benefits include assumed future annuitization elections based upon factors such as eligibility conditions and the annuitant's attained age.

The liability for guarantees is re-evaluated regularly, and adjustments are made to the liability balance through a charge or credit to policyowner benefits.

GMABs or GMWBs are considered to be derivatives under Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities," and are recorded at fair value through earnings. The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a 50 year projection. Policyholder assumptions are based on experience studies. The guaranteed minimum accumulation or withdrawal benefit constituted (a liability) an asset in the amount of $(0.1) million and $0.2 million at December 31, 2005 and December 31, 2004, respectively.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2005, 2004 and 2003

13. DEFERRED POLICY ACQUISITION COSTS

The changes in DAC for the years ended December 31, were as follow (in 000's):

	2005	2004

Balance at January 1	$66,690	$59,607
Acquisition costs deferred	10,072	15,078
Amortized to expense during year	(9,491)	(6,188)
Adjustment related to change in unrealized
investment losses (gains) during year	13,369	(1,807)
Balance at December 31	$80,640	$66,690

14. SEGMENT INFORMATION

The Company conducts business principally in three operating segments and maintains a corporate segment to provide for the capital needs of the various operating segments and to engage in other financing-related activities. Each segment is defined consistent with the way results are evaluated by the chief operating decision-maker. Management evaluates the results of the operating segments on an after-tax basis. Net investment income is allocated based on segmented assets by line of business. The Company does not materially depend on one or a few customers, brokers or agents for a significant portion of its operations.

Wealth Management

The Wealth Management Segment markets and administers individual and group fixed and variable annuity products.

Group Protection

The Group Protection Segment markets and administers group life, stop loss, long-term disability and short-term disability insurance products. These products are sold to employers that provide group benefits for their employees.

Individual Protection

The individual insurance products offered by the Individual Protection Segment are universal life, variable universal life and conversions from the Company's group life product.

Corporate

The Corporate Segment includes the unallocated capital of the Company and items not otherwise attributable to the other segments.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2005, 2004 and 2003

14. SEGMENT INFORMATION (Continued)

The following amounts pertained to the various business segments (in 000's):
Year ended December 31, 2005

	Wealth	Group	Individual
	Management	Protection	Protection	Corporate	Totals
Total Revenues	$101,854	$32,604	$1,366	$179	$136,003
Total Expenditures	94,084	32,333	1,899	(32)	128,284
Pre-tax Income (Loss)	7,770	271	(533)	211	7,719

Net Income (Loss)	$5,475	$176	$(347)	$137	$5,441

Total Assets	$2,649,575	$55,319	$10,575	$1,069	$2,716,538

Year ended December 31, 2004

	Wealth	Group	Individual
	Management	Protection	Protection	Corporate	Totals
Total Revenues	$116,274	$34,908	$836	$(279)	$151,739
Total Expenditures	96,973	31,605	1,386	(54)	129,910
Pre-tax Income (Loss)	19,301	3,303	(550)	(225)	21,829

Net Income (Loss)	$11,766	$2,147	$(357)	$88	$13,644

Total Assets	$2,735,845	$53,131	$2,043	$21,283	$2,812,302

Year ended December 31, 2003

	Wealth	Group	Individual
	Management	Protection	Protection	Corporate	Totals
Total Revenues	$108,427	$26,609	$873	$2,485	$138,394
Total Expenditures	102,327	25,712	713	(161)	128,591
Pre-tax Income	6,100	897	160	2,646	9,803

Net Income	$4,088	$608	$113	$1,845	$6,654

Total Assets	$2,632,557	$46,535	$1,460	$35,417	$2,715,969

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2005, 2004 and 2003

15. REGULATORY FINANCIAL INFORMATION

The Company is required to file quarterly and annual statements with the Insurance Department of the State of New York prepared on a statutory accounting basis prescribed or permitted by the State of New York. Statutory net income and capital stock and surplus differ from net income and stockholder's equity reported in accordance with GAAP for stock life insurance companies primarily because, under statutory basis accounting, policy acquisition costs are expensed when incurred, reserves are based on different assumptions, investments are valued differently, post-retirement benefit costs are based on different assumptions and reflect a different method of adoption, and income tax expense reflects only taxes paid or currently payable.

The Company's statutory surplus and net (loss) income were as follows (in 000's):

	Unaudited for theYears ended December 31,
	2005	2004	2003

Statutory surplus and capital	$ 180,009	$ 192,131	$ 186,480
Statutory net (loss) income	(11,841)	14,807	16,477

16. DIVIDEND RESTRICTIONS

The Company's ability to pay dividends is subject to certain statutory restrictions. The State of New York has enacted laws governing the payment of dividends to stockholders by domestic insurers. New York law permits a domestic stock life insurance company to distribute a dividend to its shareholders without prior notice to the New York Superintendent of Insurance where the aggregate amount of such dividend in any calendar year does not exceed the lesser of: (i) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year, not including realized capital gains. The Company is not permitted to pay any dividends in 2006 without prior approval from the Superintendent. No dividends were paid by the Company during 2005, 2004 or 2003.

17. COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE INCOME

The components of accumulated other comprehensive (loss) income as of December 31, were as follows (in 000's):

	2005	2004	2003

Unrealized (losses) gains on available-for-sale securities	$ (1,785)	$ 35,255	$ 49,228
DAC allocation	823	(12,546)	(10,739)
Tax effect and other	474	(8,226)	(13,743)

Accumulated other comprehensive (loss) income	$ (488)	$ 14,483	$ 24,746

18. COMMITMENTS AND CONTINGENCIES

Regulatory and Industry Developments

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by the New York state guaranty fund.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2005, 2004 and 2003

18. COMMITMENTS AND CONTINGENCIES (continued)

Litigation

The Company is not aware of any contingent liabilities arising from litigation, income taxes and other matters that could have a material effect upon the financial condition, results of operations or cash flow of the Company.

Indemnities

In the normal course of business, the Company has entered into agreements that include indemnities in favor of third parties, such as engagement letters with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements and service agreements. The Company has also agreed to indemnify its directors and certain of its officers and employees in accordance with the Company's by-laws. Due to the nature of these indemnification agreements, it is not possible to estimate the Company's potential liability.

Lease Commitments

The Company leases various facilities and equipment under non-cancelable operating leases with terms of up to 10 years. As of December 31, 2005, minimum future lease payments under such leases are as follows (in 000's):

2006	$ 220
2007	225
2008	230
2009	234
2010	39
Thereafter	-
Total	$ 948

Total rental expense for the years ended December 31, 2005, 2004 and 2003 was $1.0 million, $1.0 million and $1.1 million, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Sun Life Insurance and Annuity Company of New York
Wellesley Hills, Massachusetts

We have audited the accompanying balance sheets of Sun Life Insurance and Annuity Company of New York (the "Company") as of December 31, 2005 and 2004, and the related statements of income, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2005.  Our audits also included the financial statement schedules listed in the Index at Item 15.  These financial statements and financial statement schedules are the responsibility of the Company's management.  Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Sun Life Insurance and Annuity Company of New York as of December 31, 2005 and 2004, and the results of its operations and cash flows for each of the three years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.  Also, in our opinion, such financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the financial statements, effective January 1, 2004, the Company adopted the provisions of the American Institute of Certified Public Accountants' Statement of Position 03-1. "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts."

DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 23, 2006

Regatta (N.Y.), Regatta Gold (N.Y.), Regatta Extra (N.Y.), Regatta Masters Flex (N.Y.), Regatta Masters Extra (N.Y.), Regatta Masters Access (N.Y.), Regatta Masters Choice (N.Y.), Regatta Masters Reward (N.Y.), and Regatta Masters Select (N.Y.) Sub-Accounts Included in Sun Life Insurance and Annuity Company of New York Variable Account C

Statements of Condition - December 31, 2005

Assets:
Investment in:	Shares	Cost	Value
Franklin Templeton Variable Insurance Products Trust
Franklin Mutual Shares Securities Fund (FMS)	28,208	$469,567	$512,537
Templeton Growth Securities Fund Class 2 (FTG)	11,633	150,271	160,657
Templeton International Securities Fund (FTI)	964,915	13,488,234	15,071,971
Franklin Small Cap Value Securities Fund (FVS)	22,218	327,914	373,043
Liberty Variable Investment Trust
Wanger Select Fund (WTF)	789	17,136	17,871
Lord Abbett Series Fund, Inc.
All Value Portfolio (LAV)	6,750	88,998	100,042
Growth & Income Portfolio (LA1)	443,377	11,571,976	11,598,746
Growth Opportunities (LA9)	133,304	1,719,575	1,830,266
Mid-Cap Value (LA2)	95,802	1,957,409	2,020,469
MFS/Sun Life Series Trust
Bond S Class (MF7)	47,783	565,352	541,384
Bond Series (BDS)	200,335	2,378,708	2,283,824
Capital Appreciation S Class (MFD)	10,023	170,972	192,046
Capital Appreciation Series (CAS)	994,679	19,913,252	19,207,255
Capital Opportunities S Class (CO1)	3,364	42,926	44,845
Capital Opportunities Series (COS)	182,790	2,374,094	2,447,558
Emerging Growth S Class (MFF)	15,570	222,479	262,983
Emerging Growth Series (EGS)	543,704	10,867,942	9,286,461
Emerging Markets Equity S Class (EM1)	6,512	79,661	141,368
Emerging Markets Equity Series (FCE)	66,505	1,127,527	1,452,476
Global Governments S Class (GG1)	576	6,795	5,888
Global Governments Series (GGS)	124,789	1,408,392	1,284,075
Global Growth S Class (GG2)	4,704	51,086	63,039
Global Growth Series (GGR)	480,793	5,175,571	6,481,084
Global Total Return S Class (GT2)	17,995	259,076	297,996
Global Total Return Series (GTR)	288,416	4,179,087	4,802,130
Government Securities S Class (MFK)	723,810	9,399,642	9,243,056
Government Securities Series (GSS)	568,897	7,612,406	7,304,639
High Yield S Class (MFC)	363,392	2,508,608	2,467,430
High Yield Series (HYS)	935,379	6,211,317	6,388,637
International Growth S Class (IG1)	4,024	44,545	61,815
International Growth Series (FCG)	114,661	1,229,887	1,768,073
International Investors Trust S Class (MI1)	6,878	86,130	119,127
International Value S Class (MII)	192,300	2,352,461	3,344,095
Managed Sectors S Class (MS1)	-	-	-
Managed Sectors Series (MSS)	-	-	-
Massachusetts Investors Growth Stock S Class (M1B)	76,718	652,634	744,927
Massachusetts Investors Growth Stock Series (MIS)	477,664	4,283,474	4,671,551
Massachusetts Investors Trust S Class (MFL)	233,978	6,623,428	7,009,985
Massachusetts Investors Trust Series (MIT)	896,906	27,244,647	27,041,709
Mid Cap Growth S Class (MC1)	66,293	338,573	392,453
Mid Cap Value S Class (MCV)	38,617	405,603	450,271
Money Market S Class (MM1)	6,032,904	6,032,904	6,032,904
Money Market Series (MMS)	5,706,293	5,706,293	5,706,293
New Discovery S Class (M1A)	272,458	3,476,999	3,866,178
New Discovery Series (NWD)	139,464	1,682,598	2,001,301
Research S Class (RE1)	7,529	100,526	127,473
Research Series (RES)	779,308	14,653,400	13,287,199

See notes to financial statements

Regatta (N.Y.), Regatta Gold (N.Y.), Regatta Extra (N.Y.), Regatta Masters Flex (N.Y.), Regatta Masters Extra (N.Y.), Regatta Masters Access (N.Y.), Regatta Masters Choice (N.Y.), Regatta Masters Reward (N.Y.), and Regatta Masters Select (N.Y.) Sub-Accounts Included in Sun Life Insurance and Annuity Company of New York Variable Account C

Statements of Condition - December 31, 2005 - continued

MFS/Sun Life Series Trust - continued	Shares	Cost	Value
Research Growth and Income S Class (RG1)	2,737	$29,515	$41,298
Research Growth and Income Series (RGS)	165,425	2,116,361	2,506,185
Research International S Class (RI1)	169,979	2,364,842	2,823,350
Research International Series (RSS)	91,296	1,053,058	1,528,297
Strategic Growth S Class (SG1)	139,811	989,534	1,075,147
Strategic Growth Series (SGS)	40,575	287,436	314,458
Strategic Income S Class (SI1)	14,128	146,817	150,317
Strategic Income Series (SIS)	157,315	1,702,486	1,684,849
Strategic Value S Class (SVS)	11,558	115,236	117,542
Total Return S Class (MFJ)	3,058,750	56,695,449	58,024,496
Total Return Series (TRS)	1,932,978	33,843,517	36,919,889
Utilities S Class (MFE)	23,408	337,513	421,576
Utilities Series (UTS)	544,738	7,062,142	9,870,657
Value S Class (MV1)	88,602	1,193,348	1,436,246
Value Series (MVS)	413,832	5,282,467	6,745,458
Oppenheimer Variable Account Funds
Capital Appreciation Fund (OCA)	40,623	1,402,346	1,553,023
Global Securities Fund (OGG)	14,030	411,139	465,228
Main St. Growth and Income Fund (OMG)	785,263	15,885,852	16,985,237
Main St. Small Cap Growth Fund (OMS)	18,267	273,807	311,642
PIMCO Variable Insurance Trust
Emerging Markets Bond Portfolio (PMB)	18,299	244,543	249,962
Low Duration Portfolio (PLD)	1,752,460	17,943,869	17,682,317
Real Return Bond Portfolio (PRR)	175,062	2,257,618	2,221,542
Total Return Bond Portfolio (PTR)	227,842	2,379,069	2,333,104
Sun Capital Advisers Trust
All Cap S Class (SSA)	977	11,721	10,453
Investment Grade Bond S Class (IGB)	10,296	102,777	100,797
Real Estate Fund S Class (SRE)	142,315	2,723,765	2,842,031
Real Estate Fund (SC3)	31,358	499,255	589,534
Sun Capital Money Market S Class (CMM)	18,897	18,897	18,897
		$336,634,454	$351,532,662
Liability:
Payable to Sponsor			(503,772)
Net Assets			$351,028,890

Net Assets Applicable to Contract Owners:	Applicable to Owners of		Reserve for
	Deferred Variable Annuity Contracts		Variable
	Units	Value	Annuities	Total
Consolidated Regatta Contracts:
Franklin Templeton Variable Insurance Products Trust
FMS	36,128	$512,537	$-	$512,537
FTG	9,583	160,657	-	160,657
FTI	1,001,875	15,071,971	-	15,071,971
FVS	22,483	373,043	-	373,043
Liberty Variable Investment Trust
WTF	1,554	17,871	-	17,871
Lord Abbett Series Fund, Inc.
LAV	8,046	100,042	-	100,042
LA1	879,242	11,598,746	-	11,598,746
LA9	159,566	1,830,266	-	1,830,266
LA2	133,865	2,020,469	-	2,020,469

See notes to financial statements

Regatta (N.Y.), Regatta Gold (N.Y.), Regatta Extra (N.Y.), Regatta Masters Flex (N.Y.), Regatta Masters Extra (N.Y.), Regatta Masters Access (N.Y.), Regatta Masters Choice (N.Y.), Regatta Masters Reward (N.Y.), and Regatta Masters Select (N.Y.) Sub-Accounts Included in Sun Life Insurance and Annuity Company of New York Variable Account C

Statements of Condition - December 31, 2005 - continued
Applicable to Owners of			Reserve for
Deferred Variable Annuity Contracts			Variable
Units		Value	Annuities	Total
MFS/Sun Life Series Trust:
MF7	47,319	$541,384	$-	$541,384
BDS	163,530	2,282,719	-	2,282,719
MFD	18,561	192,046	-	192,046
CAS	1,225,268	19,100,265	37,019	19,137,284
CO1	3,422	44,845	-	44,845
COS	184,033	2,447,558	-	2,447,558
MFF	21,068	262,983	-	262,983
EGS	610,176	9,227,653	53,018	9,280,671
EM1	6,181	141,368	-	141,368
FCE	84,999	1,409,939	43,187	1,453,126
GG1	441	5,888	-	5,888
GGS	81,491	1,283,646	-	1,283,646
GG2	4,395	63,039	-	63,039
GGR	304,648	6,389,086	86,873	6,475,959
GT2	20,792	297,996	-	297,996
GTR	237,423	4,682,148	115,805	4,797,953
MFK	899,358	9,243,056	-	9,243,056
GSS	462,759	7,227,128	70,469	7,297,597
MFC	203,374	2,467,430	-	2,467,430
HYS	410,540	6,370,583	15,784	6,386,367
IG1	3,758	61,815	-	61,815
FCG	113,047	1,690,938	78,943	1,769,881
MI1	6,616	119,127	-	119,127
MII	155,225	3,283,265	58,644	3,341,909
MS1	-	-	-	-
MSS	-	-	-	-
M1B	64,029	744,927	-	744,927
MIS	555,446	4,598,354	63,247	4,661,601
MFL	544,820	7,009,985	-	7,009,985
MIT	1,453,559	26,553,709	357,382	26,911,091
MC1	28,801	392,453	-	392,453
MCV	28,705	450,271	-	450,271
MM1	612,159	6,032,904	-	6,032,904
MMS	455,219	5,605,697	57,006	5,662,703
M1A	308,542	3,866,178	-	3,866,178
NWD	137,801	1,966,852	31,853	1,998,705
RE1	10,280	127,473	-	127,473
RES	824,261	13,275,437	12,727	13,288,164
RG1	3,460	41,298	-	41,298
RGS	174,420	2,493,534	13,693	2,507,227
RI1	171,687	2,823,350	-	2,823,350
RSS	97,912	1,528,297	-	1,528,297
SG1	86,895	1,075,147	-	1,075,147
SGS	45,047	259,919	55,382	315,301
SI1	12,321	150,317	-	150,317
SIS	127,158	1,684,849	-	1,684,849
SVS	8,755	117,542	-	117,542
MFJ	4,829,607	58,024,496	-	58,024,496
TRS	1,702,854	36,272,455	434,493	36,706,948
MFE	23,573	421,576	-	421,576

See notes to financial statements

Regatta (N.Y.), Regatta Gold (N.Y.), Regatta Extra (N.Y.), Regatta Masters Flex (N.Y.), Regatta Masters Extra (N.Y.), Regatta Masters Access (N.Y.), Regatta Masters Choice (N.Y.), Regatta Masters Reward (N.Y.), and Regatta Masters Select (N.Y.) Sub-Accounts Included in Sun Life Insurance and Annuity Company of New York Variable Account C

Statements of Condition - December 31, 2005 - continued
Applicable to Owners of			Reserve for
Deferred Variable Annuity Contracts			Variable
Units		Value	Annuities	Total
MFS/Sun Life Series Trust - continued
UTS	356,174	$9,775,525	$86,130	$9,861,655
MV1	106,028	1,436,246	-	1,436,246
MVS	461,544	6,743,170	-	6,743,170
Oppenheimer Variable Account Fund
OCA	119,613	1,553,023	-	1,553,023
OGG	34,077	465,228	-	465,228
OMG	1,349,644	16,985,237	-	16,985,237
OMS	18,961	311,642	-	311,642
PIMCO Variable Insurance Trust
PMB	13,934	249,962	-	249,962
PLD	1,778,199	17,682,317	-	17,682,317
PRR	201,615	2,221,542	-	2,221,542
PTR	217,983	2,333,104	-	2,333,104
Sun Capital Advisers Trust
SSA	966	10,453	-	10,453
IGB	9,809	100,797	-	100,797
SRE	214,281	2,842,031	-	2,842,031
SC3	31,220	589,534	-	589,534
CMM	1,879	18,897	-	18,897
Net Assets		$349,357,235	$1,671,655	$351,028,890

See notes to financial statements

Regatta (N.Y.), Regatta Gold (N.Y.), Regatta Extra (N.Y.), Regatta Masters Flex (N.Y.), Regatta Masters Extra (N.Y.), Regatta Masters Access (N.Y.), Regatta Masters Choice (N.Y.), Regatta Masters Reward (N.Y.), and Regatta Masters Select (N.Y.) Sub-Accounts Included in Sun Life Insurance and Annuity Company of New York Variable Account C

Statements of Operations - Year Ended December 31, 2005
	FMS Sub-Account	FTG Sub-Account	FTI Sub-Account	FVS Sub-Account

Income and Expenses:
Dividend income	$3,208	$1,175	$104,127	$2,401
Mortality and expense risk charges	(5,622)	(1,466)	(154,341)	(5,111)
Distribution and administrative expense charges	(675)	(176)	(18,521)	(613)
Net investment income (loss)	$(3,089)	$(467)	$(68,735)	$(3,323)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$8,652	$1,084	$201,585	$13,016
Realized gain distributions	1,202	-	-	1,942
Net realized gains (losses)	$9,854	$1,084	$201,585	$14,958

Net unrealized appreciation (depreciation) on investments:
End of year	$42,970	$10,386	$1,583,737	$45,129
Beginning of year	13,794	1,408	689,172	33,354
Change in unrealized appreciation (depreciation)	$29,176	$8,978	$894,565	$11,775

Realized and unrealized gains (losses)	$39,030	$10,062	$1,096,150	$26,733
Increase (Decrease) in net assets from operations	$35,941	$9,595	$1,027,415	$23,410

	WTF Sub-Account (h)	LAV Sub-Account	LA1 Sub-Account	LA9 Sub-Account

Income and Expenses:
Dividend income	$-	$330	$108,431	$-
Mortality and expense risk charges	(62)	(1,657)	(133,309)	(17,680)
Distribution and administrative expense charges	(8)	(199)	(15,997)	(2,121)
Net investment income (loss)	$(70)	$(1,526)	$(40,875)	$(19,801)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$173	$1,479	$202,015	$6,906
Realized gain distributions	-	338	662,500	23,669
Net realized gains (losses)	$173	$1,817	$864,515	$30,575

Net unrealized appreciation (depreciation) on investments:
End of year	$735	$11,044	$26,770	$110,691
Beginning of year	-	6,757	565,163	57,935
Change in unrealized appreciation (depreciation)	$735	$4,287	$(538,393)	$52,756

Realized and unrealized gains (losses)	$908	$6,104	$326,122	$83,331
Increase (Decrease) in net assets from operations	$838	$4,578	$285,247	$63,530

(h) for the period April 25, 2005 (commencement of operations) through December 31, 2005.

See notes to financial statements

Regatta (N.Y.), Regatta Gold (N.Y.), Regatta Extra (N.Y.), Regatta Masters Flex (N.Y.), Regatta Masters Extra (N.Y.), Regatta Masters Access (N.Y.), Regatta Masters Choice (N.Y.), Regatta Masters Reward (N.Y.), and Regatta Masters Select (N.Y.) Sub-Accounts Included in Sun Life Insurance and Annuity Company of New York Variable Account C

Statements of Operations - Year Ended December 31, 2005 - continued
	LA2 Sub-Account	MF7 Sub-Account	BDS Sub-Account	MFD Sub-Account

Income and Expenses:
Dividend income	$8,518	$31,086	$150,563	$718
Mortality and expense risk charges	(23,815)	(8,551)	(30,133)	(2,572)
Distribution and administrative expense charges	(2,858)	(1,026)	(3,616)	(309)
Net investment income (loss)	$(18,155)	$21,509	$116,814	$(2,163)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$98,171	$(1,066)	$(1,262)	$6,950
Realized gain distributions	116,385	9,082	42,278	-
Net realized gains (losses)	$214,556	$8,016	$41,016	$6,950

Net unrealized appreciation (depreciation) on investments:
End of year	$63,060	$(23,968)	$(94,884)	$21,074
Beginning of year	147,061	6,536	56,433	27,160
Change in unrealized appreciation (depreciation)	$(84,001)	$(30,504)	$(151,317)	$(6,086)

Realized and unrealized gains (losses)	$130,555	$(22,488)	$(110,301)	$864
Increase (Decrease) in net assets from operations	$112,400	$(979)	$6,513	$(1,299)

	CAS Sub-Account	CO1 Sub-Account	COS Sub-Account	MFF Sub-Account

Income and Expenses:
Dividend income	$127,369	$636	$28,306	$-
Mortality and expense risk charges	(245,890)	(950)	(35,979)	(2,760)
Distribution and administrative expense charges	(29,507)	(114)	(4,317)	(331)
Net investment income (loss)	$(148,028)	$(428)	$(11,990)	$(3,091)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(2,429,197)	$12,809	$(287,365)	$3,371
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$(2,429,197)	$12,809	$(287,365)	$3,371

Net unrealized appreciation (depreciation) on investments:
End of year	$(705,997)	$1,919	$73,464	$40,504
Beginning of year	(3,431,731)	13,855	(217,274)	21,730
Change in unrealized appreciation (depreciation)	$2,725,734	$(11,936)	$290,738	$18,774

Realized and unrealized gains (losses)	$296,537	$873	$3,373	$22,145
Increase (Decrease) in net assets from operations	$148,509	$445	$(8,617)	$19,054

See notes to financial statements

Regatta (N.Y.), Regatta Gold (N.Y.), Regatta Extra (N.Y.), Regatta Masters Flex (N.Y.), Regatta Masters Extra (N.Y.), Regatta Masters Access (N.Y.), Regatta Masters Choice (N.Y.), Regatta Masters Reward (N.Y.), and Regatta Masters Select (N.Y.) Sub-Accounts Included in Sun Life Insurance and Annuity Company of New York Variable Account C

Statements of Operations - Year Ended December 31, 2005 - continued
	EGS Sub-Account	EM1 Sub-Account	FCE Sub-Account	GG1 Sub-Account

Income and Expenses:
Dividend income	$-	$543	$6,094	$625
Mortality and expense risk charges	(119,922)	(1,407)	(11,217)	(92)
Distribution and administrative expense charges	(14,391)	(169)	(1,346)	(11)
Net investment income (loss)	$(134,313)	$(1,033)	$(6,469)	$522

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$(2,670,559)	$7,422	$119,504	$109
Realized gain distributions	-	397	3,306	35
Net realized gains (losses)	$(2,670,559)	$7,819	$122,810	$144

Net unrealized appreciation (depreciation) on investments:
End of year	$(1,581,481)	$61,707	$324,949	$(907)
Beginning of year	(5,048,427)	37,060	143,425	395
Change in unrealized appreciation (depreciation)	$3,466,946	$24,647	$181,524	$(1,302)

Realized and unrealized gains (losses)	$796,387	$32,466	$304,334	$(1,158)
Increase (Decrease) in net assets from operations	$662,074	$31,433	$297,865	$(636)

	GGS Sub-Account	GG2 Sub-Account	GGR Sub-Account	GT2 Sub-Account

Income and Expenses:
Dividend income	$158,712	$127	$31,167	$11,684
Mortality and expense risk charges	(18,748)	(863)	(81,000)	(4,151)
Distribution and administrative expense charges	(2,250)	(104)	(9,720)	(498)
Net investment income (loss)	$137,714	$(840)	$(59,553)	$7,035

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$8,280	$1,889	$(183,224)	$9,050
Realized gain distributions	8,745	-	-	18,174
Net realized gains (losses)	$17,025	$1,889	$(183,224)	$27,224

Net unrealized appreciation (depreciation) on investments:
End of year	$(124,317)	$11,953	$1,305,513	$38,920
Beginning of year	168,660	8,017	548,581	66,340
Change in unrealized appreciation (depreciation)	$(292,977)	$3,936	$756,932	$(27,420)

Realized and unrealized gains (losses)	$(275,952)	$5,825	$573,708	$(196)
Increase (Decrease) in net assets from operations	$(138,238)	$4,985	$514,155	$6,839

See notes to financial statements

Regatta (N.Y.), Regatta Gold (N.Y.), Regatta Extra (N.Y.), Regatta Masters Flex (N.Y.), Regatta Masters Extra (N.Y.), Regatta Masters Access (N.Y.), Regatta Masters Choice (N.Y.), Regatta Masters Reward (N.Y.), and Regatta Masters Select (N.Y.) Sub-Accounts Included in Sun Life Insurance and Annuity Company of New York Variable Account C

Statements of Operations - Year Ended December 31, 2005 - continued
	GTR Sub- Account	MFK Sub- Account	GSS Sub- Account	MFC Sub- Account

Income and Expenses:
Dividend income	$219,091	$305,552	$397,997	$147,057
Mortality and expense risk charges	(61,922)	(118,116)	(102,135)	(29,937)
Distribution and administrative expense charges	(7,431)	(14,174)	(12,256)	(3,592)
Net investment income (loss)	$149,738	$173,262	$283,606	$113,528

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$229,221	$(23,203)	$(77,768)	$179
Realized gain distributions	323,364	-	-	-
Net realized gains (losses)	$552,585	$(23,203)	$(77,768)	$179

Net unrealized appreciation (depreciation) on investments:
End of year	$623,043	$(156,586)	$(307,767)	$(41,178)
Beginning of year	1,207,225	(17,308)	(178,662)	61,998
Change in unrealized appreciation (depreciation)	$(584,182)	$(139,278)	$(129,105)	$(103,176)

Realized and unrealized gains (losses)	$(31,597)	$(162,481)	$(206,873)	$(102,997)
Increase (Decrease) in net assets from operations	$118,141	$10,781	$76,733	$10,531

	HYS Sub- Account	IG1 Sub- Account	FCG Sub- Account	MI1 Sub- Account

Income and Expenses:
Dividend income	$662,003	$400	$16,013	$1,106
Mortality and expense risk charges	(94,153)	(764)	(19,994)	(1,597)
Distribution and administrative expense charges	(11,298)	(92)	(2,399)	(192)
Net investment income (loss)	$556,552	$(456)	$(6,380)	$(683)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(33,766)	$1,650	$82,929	$16,013
Realized gain distributions	-	-	-	2,300
Net realized gains (losses)	$(33,766)	$1,650	$82,929	$18,313

Net unrealized appreciation (depreciation) on investments:
End of year	$177,320	$17,270	$538,186	$32,997
Beginning of year	667,779	11,336	400,107	37,563
Change in unrealized appreciation (depreciation)	$(490,459)	$5,934	$138,079	$(4,566)

Realized and unrealized gains (losses)	$(524,225)	$7,584	$221,008	$13,747
Increase (Decrease) in net assets from operations	$32,327	$7,128	$214,628	$13,064

See notes to financial statements

Regatta (N.Y.), Regatta Gold (N.Y.), Regatta Extra (N.Y.), Regatta Masters Flex (N.Y.), Regatta Masters Extra (N.Y.), Regatta Masters Access (N.Y.), Regatta Masters Choice (N.Y.), Regatta Masters Reward (N.Y.), and Regatta Masters Select (N.Y.) Sub-Accounts Included in Sun Life Insurance and Annuity Company of New York Variable Account C

Statements of Operations - Year Ended December 31, 2005 - continued

	MII Sub- Account	MS1 Sub- Account	MSS Sub- Account	M1B Sub- Account

Income and Expenses:
Dividend income	$33,669	$76	$28,057	$2,101
Mortality and expense risk charges	(37,322)	(106)	(18,984)	(11,575)
Distribution and administrative expense charges	(4,479)	(13)	(2,278)	(1,389)
Net investment income (loss)	$(8,132)	$(43)	$6,795	$(10,863)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$102,477	$1,033	$(1,452,720)	$11,993
Realized gain distributions	59,516	-	-	-
Net realized gains (losses)	$161,993	$1,033	$(1,452,720)	$11,993

Net unrealized appreciation (depreciation) on investments:
End of year	$991,634	$-	$-	$92,293
Beginning of year	739,898	2,956	(1,045,988)	76,222
Change in unrealized appreciation (depreciation)	$251,736	$(2,956)	$1,045,988	$16,071

Realized and unrealized gains (losses)	$413,729	$(1,923)	$(406,732)	$28,064
Increase (Decrease ) in net assets from operations	$405,597	$(1,966)	$(399,937)	$17,201

	MIS Sub- Account	MFL Sub- Account	MIT Sub- Account	MC1 Sub- Account

Income and Expenses:
Dividend income	$26,146	$26,445	$281,495	$-
Mortality and expense risk charges	(61,713)	(60,009)	(355,154)	(6,695)
Distribution and administrative expense charges	(7,406)	(7,201)	(42,618)	(804)
Net investment income (loss)	$(42,973)	$(40,765)	$(116,277)	$(7,499)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(239,329)	$16,481	$(1,994,760)	$16,804
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$(239,329)	$16,481	$(1,994,760)	$16,804

Net unrealized appreciation (depreciation) on investments:
End of year	$388,077	$386,557	$(202,938)	$53,880
Beginning of year	(25,105)	49,289	(3,992,639)	61,781
Change in unrealized appreciation (depreciation)	$413,182	$337,268	$3,789,701	$(7,901)

Realized and unrealized gains (losses)	$173,853	$353,749	$1,794,941	$8,903
Increase (Decrease) in net assets from operations	$130,880	$312,984	$1,678,664	$1,404

See notes to financial statements

Regatta (N.Y.), Regatta Gold (N.Y.), Regatta Extra (N.Y.), Regatta Masters Flex (N.Y.), Regatta Masters Extra (N.Y.), Regatta Masters Access (N.Y.), Regatta Masters Choice (N.Y.), Regatta Masters Reward (N.Y.), and Regatta Masters Select (N.Y.) Sub-Accounts Included in Sun Life Insurance and Annuity Company of New York Variable Account C

Statements of Operations - Year Ended December 31, 2005 - continued

	MCV Sub- Account	MM1 Sub- Account	MMS Sub- Account	M1A Sub- Account

Income and Expenses:
Dividend income	$-	$126,106	$171,676	$-
Mortality and expense risk charges	(7,550)	(79,530)	(79,850)	(38,596)
Distribution and administrative expense charges	(906)	(9,544)	(9,582)	(4,631)
Net investment income (loss)	$(8,456)	$37,032	$82,244	$(43,227)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$14,403	$-	$-	$13,734
Realized gain distributions	57,030	-	-	-
Net realized gains (losses)	$71,433	$-	$-	$13,734

Net unrealized appreciation (depreciation) on investments:
End of year	$44,668	$-	$-	$389,179
Beginning of year	84,787	-	4	155,289
Change in unrealized appreciation (depreciation)	$(40,119)	$-	$(4)	$233,890

Realized and unrealized gains (losses)	$31,314	$-	$(4)	$247,624
Increase (Decrease) in net assets from operations	$22,858	$37,032	$82,240	$204,397

	NWD Sub- Account	RE1 Sub- Account	RES Sub- Account	RG1 Sub- Account

Income and Expenses:
Dividend income	$-	$378	$80,831	$180
Mortality and expense risk charges	(28,396)	(1,555)	(175,177)	(541)
Distribution and administrative expense charges	(3,407)	(187)	(21,021)	(65)
Net investment income (loss)	$(31,803)	$(1,364)	$(115,367)	$(426)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$14,379	$669	$(1,923,661)	$561
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$14,379	$669	$(1,923,661)	$561

Net unrealized appreciation (depreciation) on investments:
End of year	$318,703	$26,947	$(1,366,201)	$11,783
Beginning of year	255,972	20,130	(4,271,189)	9,960
Change in unrealized appreciation (depreciation)	$62,731	$6,817	$2,904,988	$1,823

Realized and unrealized gains (losses)	$77,110	$7,486	$981,327	$2,384
Increase (Decrease) in net assets from operations	$45,307	$6,122	$865,960	$1,958

See notes to financial statements

Regatta (N.Y.), Regatta Gold (N.Y.), Regatta Extra (N.Y.), Regatta Masters Flex (N.Y.), Regatta Masters Extra (N.Y.), Regatta Masters Access (N.Y.), Regatta Masters Choice (N.Y.), Regatta Masters Reward (N.Y.), and Regatta Masters Select (N.Y.) Sub-Accounts Included in Sun Life Insurance and Annuity Company of New York Variable Account C

Statements of Operations - Year Ended December 31, 2005 - continued

	RGS Sub- Account	RI1 Sub- Account	RSS Sub- Account	SG1 Sub- Account

Income and Expenses:
Dividend income	$18,140	$10,070	$10,922	$1,252
Mortality and expense risk charges	(32,157)	(30,015)	(17,684)	(17,584)
Distribution and administrative expense charges	(3,859)	(3,602)	(2,122)	(2,110)
Net investment income (loss)	$(17,876)	$(23,547)	$(8,884)	$(18,442)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$15,989	$77,756	$61,375	$21,208
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$15,989	$77,756	$61,375	$21,208

Net unrealized appreciation (depreciation) on investments:
End of year	$389,824	$458,508	$475,239	$85,613
Beginning of year	267,324	194,690	316,975	93,343
Change in unrealized appreciation (depreciation)	$122,500	$263,818	$158,264	$(7,730)

Realized and unrealized gains (losses)	$138,489	$341,574	$219,639	$13,478
Increase (Decrease) in net assets from operations	$120,613	$318,027	$210,755	$(4,964)

	SGS Sub- Account	SI1 Sub- Account	SIS Sub- Account	SVS Sub- Account

Income and Expenses:
Dividend income	$1,364	$9,874	$117,233	$1,008
Mortality and expense risk charges	(3,975)	(2,128)	(20,748)	(1,884)
Distribution and administrative expense charges	(477)	(255)	(2,490)	(226)
Net investment income (loss)	$(3,088)	$7,491	$93,995	$(1,102)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$12,749	$420	$19,808	$(445)
Realized gain distributions	-	1,340	15,290	13,742
Net realized gains (losses)	$12,749	$1,760	$35,098	$13,297

Net unrealized appreciation (depreciation) on investments:
End of year	$27,022	$3,500	$(17,637)	$2,306
Beginning of year	37,841	12,732	103,894	18,410
Change in unrealized appreciation (depreciation)	$(10,819)	$(9,232)	$(121,531)	$(16,104)

Realized and unrealized gains (losses)	$1,930	$(7,472)	$(86,433)	$(2,807)
Increase (Decrease) in net assets from operations	$(1,158)	$19	$7,562	$(3,909)

See notes to financial statements

Regatta (N.Y.), Regatta Gold (N.Y.), Regatta Extra (N.Y.), Regatta Masters Flex (N.Y.), Regatta Masters Extra (N.Y.), Regatta Masters Access (N.Y.), Regatta Masters Choice (N.Y.), Regatta Masters Reward (N.Y.), and Regatta Masters Select (N.Y.) Sub-Accounts Included in Sun Life Insurance and Annuity Company of New York Variable Account C

Statements of Operations - Year Ended December 31, 2005 - continued

	MFJ Sub- Account	TRS Sub- Account	MFE Sub- Account	UTS Sub- Account

Income and Expenses:
Dividend income	$957,368	$1,076,006	$2,280	$95,192
Mortality and expense risk charges	(674,422)	(493,162)	(5,236)	(119,242)
Distribution and administrative expense charges	(80,931)	(59,179)	(628)	(14,309)
Net investment income (loss)	$202,015	$523,665	$(3,584)	$(38,359)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$188,188	$636,213	$12,141	$(10,686)
Realized gain distributions	982,721	1,035,193	-	-
Net realized gains (losses)	$1,170,909	$1,671,406	$12,141	$(10,686)

Net unrealized appreciation (depreciation) on investments:
End of year	$1,329,047	$3,076,372	$84,063	$2,808,515
Beginning of year	2,036,556	4,648,397	44,693	1,337,808
Change in unrealized appreciation (depreciation)	$(707,509)	$(1,572,025)	$39,370	$1,470,707

Realized and unrealized gains (losses)	$463,400	$99,381	$51,511	$1,460,021
Increase (Decrease) in net assets from operations	$665,415	$623,046	$47,927	$1,421,662

	MV1 Sub- Account	MVS Sub- Account	OCA Sub- Account	OGG Sub- Account

Income and Expenses:
Dividend income	$15,489	$98,621	$9,779	$1,163
Mortality and expense risk charges	(21,221)	(87,605)	(23,750)	(3,747)
Distribution and administrative expense charges	(2,547)	(10,513)	(2,850)	(450)
Net investment income (loss)	$(8,279)	$503	$(16,821)	$(3,034)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$30,278	$327,230	$27,035	$4,101
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$30,278	$327,230	$27,035	$4,101

Net unrealized appreciation (depreciation) on investments:
End of year	$242,898	$1,462,991	$150,677	$54,089
Beginning of year	203,641	1,434,241	110,003	15,725
Change in unrealized appreciation (depreciation)	$39,257	$28,750	$40,674	$38,364

Realized and unrealized gains (losses)	$69,535	$355,980	$67,709	$42,465
Increase (Decrease) in net assets from operations	$61,256	$356,483	$50,888	$39,431

See notes to financial statements

Regatta (N.Y.), Regatta Gold (N.Y.), Regatta Extra (N.Y.), Regatta Masters Flex (N.Y.), Regatta Masters Extra (N.Y.), Regatta Masters Access (N.Y.), Regatta Masters Choice (N.Y.), Regatta Masters Reward (N.Y.), and Regatta Masters Select (N.Y.) Sub-Accounts Included in Sun Life Insurance and Annuity Company of New York Variable Account C

Statements of Operations - Year Ended December 31, 2005 - continued

	OMG Sub- Account	OMS Sub- Account	PMB Sub- Account	PLD Sub- Account

Income and Expenses:
Dividend income	$90,531	$-	$6,715	$367,393
Mortality and expense risk charges	(169,893)	(3,656)	(2,084)	(196,607)
Distribution and administrative expense charges	(20,387)	(439)	(250)	(23,593)
Net investment income (loss)	$(99,749)	$(4,095)	$4,381	$147,193

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$49,865	$3,768	$(80)	$(12,603)
Realized gain distributions	-	3,771	4,428	45,622
Net realized gains (losses)	$49,865	$7,539	$4,348	$33,019

Net unrealized appreciation (depreciation) on investments:
End of year	$1,099,385	$37,835	$5,419	$(261,552)
Beginning of year	399,128	15,545	111	(11,358)
Change in unrealized appreciation (depreciation)	$700,257	$22,290	$5,308	$(250,194)

Realized and unrealized gains (losses)	$750,122	$29,829	$9,656	$(217,175)
Increase (Decrease) in net assets from operations	$650,373	$25,734	$14,037	$(69,982)

	PRR Sub- Account	PTR Sub- Account	SSA Sub- Account (g)	IGB Sub- Account

Income and Expenses:
Dividend income	$57,839	$67,701	$-	$2,704
Mortality and expense risk charges	(32,057)	(31,493)	(23)	(986)
Distribution and administrative expense charges	(3,901)	(3,779)	(3)	(118)
Net investment income (loss)	$21,431	$32,429	$(26)	$1,600

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$2,688	$2,647	$(12)	$(6)
Realized gain distributions	23,767	36,381	1,411	828
Net realized gains (losses)	$26,455	$39,028	$1,399	$822

Net unrealized appreciation (depreciation) on investments:
End of year	$(36,076)	$(45,965)	$(1,268)	$(1,980)
Beginning of year	10,172	13,892	-	141
Change in unrealized appreciation (depreciation)	$(46,248)	$(59,857)	$(1,268)	$(2,121)

Realized and unrealized gains (losses)	$(19,793)	$(20,829)	$131	$(1,299)
Increase (Decrease) in net assets from operations	$1,638	$11,600	$105	$301

(g) fund available as of February 2, 2004 (commencement of operations) , first activity in 2005.

See notes to financial statements

Regatta (N.Y.), Regatta Gold (N.Y.), Regatta Extra (N.Y.), Regatta Masters Flex (N.Y.), Regatta Masters Extra (N.Y.), Regatta Masters Access (N.Y.), Regatta Masters Choice (N.Y.), Regatta Masters Reward (N.Y.), and Regatta Masters Select (N.Y.) Sub-Accounts Included in Sun Life Insurance and Annuity Company of New York Variable Account C

Statements of Operations - Year Ended December 31, 2005 - continued

	SRE Sub- Account	SC3 Sub- Account	CMM Sub- Account (h)

Income and Expenses:
Dividend income	$25,235	$8,986	$90
Mortality and expense risk charges	(26,820)	(9,728)	(43)
Distribution and administrative expense charges	(3,218)	(1,167)	(5)
Net investment income (loss)	$(4,803)	$(1,909)	$42

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$46,241	$35,490	$-
Realized gain distributions	164,111	48,355	-
Net realized gains (losses)	$210,352	$83,845	$-

Net unrealized appreciation (depreciation) on investments:
End of year	$118,266	$90,279	$-
Beginning of year	128,970	128,025	-
Change in unrealized appreciation (depreciation)	$(10,704)	$(37,746)	$-

Realized and unrealized gains (losses)	$199,648	$46,099	$-
Increase (Decrease) in net assets from operations	$194,845	$44,190	$42

(h) for the period April 25, 2005 (commencement of operations) through December 31, 2005.

See notes to financial statements

Regatta (N.Y.), Regatta Gold (N.Y.), Regatta Extra (N.Y.), Regatta Masters Flex (N.Y.), Regatta Masters Extra (N.Y.), Regatta Masters Access (N.Y.), Regatta Masters Choice (N.Y.), Regatta Masters Reward (N.Y.), and Regatta Masters Select (N.Y.) Sub-Accounts Included in Sun Life Insurance and Annuity Company of New York Variable Account C

Statements of Changes in Net Assets

	FMS		FTG		FTI		FVS		WTF
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004 (g)	2005	2004	2005	2004	2005 (h)	2004
Operations:
Net investment income (loss)	$(3,089)	$(922)	$(467)	$(64)	$(68,735)	$(26,524)	$(3,323)	$(1,950)	$(70)	$-
Net realized gains (losses)	9,854	265	1,084	47	201,585	23,366	14,958	1,580	173	-
Net unrealized gains (losses)	29,176	10,963	8,978	1,408	894,565	646,842	11,775	32,279	735	-
Increase (Decrease) in net assets from operations	$35,941	$10,306	$9,595	$1,391	$1,027,415	$643,684	$23,410	$31,909	$838	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$257,231	$71,171	$119,190	$12,230	$7,410,537	$4,162,205	$88,887	$171,737	$12,482	$-
Net transfers between Sub-Accounts and Fixed Account	86,720	11,374	21,063	6,829	884,605	821,935	45,502	19,629	4,563	-
Withdrawals, surrenders, annuitizations and contract charges	(7,683)	(572)	(9,641)		(331,911)	(82,355)	(18,744)	(4,349)	(12)	-
Net accumulation activity	$336,268	$81,973	$130,612	$19,059	$7,963,231	$4,901,785	$115,645	$187,017	$17,033	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-	-	-	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	-	-	-	-	-	-	-	-
Net annuitization activity	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Increase (Decrease) in net assets from contract
owner transactions	$336,268	$81,973	$130,612	$19,059	$7,963,231	$4,901,785	$115,645	$187,017	$17,033	$-

Increase (Decrease) in net assets	$372,209	$92,279	$140,207	$20,450	$8,990,646	$5,545,469	$139,055	$218,926	$17,871	$-

Net Assets:
Beginning of year	$140,328	$48,049	$20,450	$-	$6,081,325	$535,856	$233,988	$15,062	$-	$-
End of year	$512,537	$140,328	$160,657	$20,450	$15,071,971	$6,081,325	$373,043	$233,988	$17,871	$-

Unit Transactions:
Beginning of year	10,733	3,938	1,307	-	427,612	41,808	15,053	1,158	-	-
Purchased	19,605	5,905	7,570	827	538,335	329,687	5,625	12,763	1,137	-
Transferred between Sub-Accounts and Fixed Accumulation Account	6,360	938	1,320	480	65,064	62,824	2,963	1,434	418	-
Withdrawn, Surrendered and Annuitized	(570)	(48)	(614)	-	(29,136)	(6,707)	(1,158)	(302)	(1)	-
End of year	36,128	10,733	9,583	1,307	1,001,875	427,612	22,483	15,053	1,554	-

(g) for the period February 2, 2004 (commencement of operations) through December 31, 2004.

(h) for the period April 25, 2005 (commencement of operations) through December 31, 2005.

See notes to financial statements

Regatta (N.Y.), Regatta Gold (N.Y.), Regatta Extra (N.Y.), Regatta Masters Flex (N.Y.), Regatta Masters Extra (N.Y.), Regatta Masters Access (N.Y.), Regatta Masters Choice (N.Y.), Regatta Masters Reward (N.Y.), and Regatta Masters Select (N.Y.) Sub-Accounts Included in Sun Life Insurance and Annuity Company of New York Variable Account C

Statements of Changes in Net Assets - continued

	LAV		LA1		LA9		LA2		MF7
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004 (g)	2005	2004	2005	2004 (g)	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(1,526)	$75	$(40,875)	$(8,977)	$(19,801)	$(3,704)	$(18,155)	$(6,452)	$21,509	$19,493
Net realized gains (losses)	1,817	31	864,515	75,359	30,575	(110)	214,556	20,900	8,016	7,090
Net unrealized gains (losses)	4,287	6,757	(538,393)	494,634	52,756	57,935	(84,001)	146,257	(30,504)	(8,349)
Increase (Decrease) in net assets from operations	$4,578	$6,863	$285,247	$561,016	$63,530	$54,121	$112,400	$160,705	$(979)	$18,234

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$11,715	$94,781	$4,858,635	$4,328,946	$911,917	$450,721	$865,491	$1,116,476	$24,595	$181,568
Net transfers between Sub-Accounts and Fixed Account	20,135	8,658	(18,607)	1,134,695	262,097	112,538	(375,460)	199,117	(16,746)	46,879
Withdrawals, surrenders, annuitizations and contract charges	(46,688)	-	(376,560)	(114,781)	(20,638)	(4,020)	(50,154)	(15,305)	(2,985)	(12,246)
Net accumulation activity	$(14,838)	$103,439	$4,463,468	$5,348,860	$1,153,376	$559,239	$439,877	$1,300,288	$4,864	$216,201

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-	-	-	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	-	-	-	-	-	-	-	-
Net annuitization activity	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Increase (Decrease) in net assets from contract owner transactions	$(14,838)	$103,439	$4,463,468	$5,348,860	$1,153,376	$559,239	$439,877	$1,300,288	$4,864	$216,201

Increase (Decrease) in net assets	$(10,260)	$110,302	$4,748,715	$5,909,876	$1,216,906	$613,360	$552,277	$1,460,993	$3,885	$234,435

Net Assets:
Beginning of year	$110,302	$-	$6,850,031	$940,155	$613,360	$-	$1,468,192	$7,199	$537,499	$303,064
End of year	$100,042	$110,302	$11,598,746	$6,850,031	$1,830,266	$613,360	$2,020,469	$1,468,192	$541,384	$537,499

Unit Transactions:
Beginning of year	9,342	-	512,793	74,789	55,012	-	101,211	581	46,528	27,267
Purchased	1,008	8,546	391,263	357,817	83,404	44,537	60,576	86,619	2,305	16,281
Transferred between Sub-Accounts and Fixed Accumulation Account	1,729	796	8,362	89,852	23,901	10,921	(24,036)	15,253	(1,264)	4,047
Withdrawn, Surrendered and Annuitized	(4,033)	-	(33,176)	(9,665)	(2,751)	(446)	(3,886)	(1,242)	(250)	(1,067)
End of year	8,046	9,342	879,242	512,793	159,566	55,012	133,865	101,211	47,319	46,528

(g) for the period February 2, 2004 (commencement of operations) through December 31, 2004.

See notes to financial statements

Regatta (N.Y.), Regatta Gold (N.Y.), Regatta Extra (N.Y.), Regatta Masters Flex (N.Y.), Regatta Masters Extra (N.Y.), Regatta Masters Access (N.Y.), Regatta Masters Choice (N.Y.), Regatta Masters Reward (N.Y.), and Regatta Masters Select (N.Y.) Sub-Accounts Included in Sun Life Insurance and Annuity Company of New York Variable Account C

Statements of Changes in Net Assets - continued
	BDS		MFD		CAS		CO1		COS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$116,814	$134,876	$(2,163)	$(2,542)	$(148,028)	$(259,855)	$(428)	$(678)	$(11,990)	$(30,553)
Net realized gains (losses)	41,016	88,074	6,950	10,227	(2,429,197)	(5,293,911)	12,809	126	(287,365)	(520,271)
Net unrealized gains (losses)	(151,317)	(103,562)	(6,086)	7,817	2,725,734	7,282,894	(11,936)	6,020	290,738	896,685
Increase (Decrease) in net assets from operations	$6,513	$119,388	$(1,299)	$15,502	$148,509	$1,729,128	$445	$5,468	$(8,617)	$345,861

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$8,622	$43,362	$(1)	$2,279	$118,259	$36,560	$27,453	$11,250	$17,814	$2,193
Net transfers between Sub-Accounts and Fixed Account	121,267	53,528	14,507	43,588	3,632,146	(565,057)	(52,200)	6,184	(337,959)	(232,689)
Withdrawals, surrenders, annuitizations and contract charges	(464,374)	(447,174)	(2,309)	(65,324)	(3,914,590)	(3,253,858)	(11)	(24)	(595,416)	(306,802)
Net accumulation activity	$(334,485)	$(350,284)	$12,197	$(19,457)	$(164,185)	$(3,782,355)	$(24,758)	$17,410	$(915,561)	$(537,298)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$18,592	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-	(4,095)	(468)	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-			-	-	-	-
Adjustments to annuity reserves	(19)	(64)	-	-	(480)	(7,388)	-	-	-	-
Net annuitization activity	$(19)	$(64)	$-	$-	$14,017	$(7,856)	$-	$-	$-	$-
Increase (Decrease) in net assets from contract owner transactions	$(334,504)	$(350,348)	$12,197	$(19,457)	$(150,168)	$(3,790,211)	$(24,758)	$17,410	$(915,561)	$(537,298)

Increase (Decrease) in net assets	$(327,991)	$(230,960)	$10,898	$(3,955)	$(1,659)	$(2,061,083)	$(24,313)	$22,878	$(924,178)	$(191,437)

Net Assets:
Beginning of year	$2,610,710	$2,841,670	$181,148	$185,103	$19,138,943	$21,200,026	$69,158	$46,280	$3,371,736	$3,563,173
End of year	$2,282,719	$2,610,710	$192,046	$181,148	$19,137,284	$19,138,943	$44,845	$69,158	$2,447,558	$3,371,736

Unit Transactions:
Beginning of year	187,739	214,107	17,339	19,323	1,218,785	1,472,691	6,354	4,851	254,152	298,753
Purchased	554	3,236	-	248	7,324	2,567	2,118	873	1,314	178
Transferred between Sub-Accounts and Fixed Accumulation Account	8,700	3,778	1,444	4,473	250,668	(36,605)	(5,049)	632	(25,923)	(19,386)
Withdrawn, Surrendered and Annuitized	(33,463)	(33,382)	(222)	(6,705)	(251,509)	(219,868)	(1)	(2)	(45,510)	(25,393)
End of year	163,530	187,739	18,561	17,339	1,225,268	1,218,785	3,422	6,354	184,033	254,152

See notes to financial statements

Regatta (N.Y.), Regatta Gold (N.Y.), Regatta Extra (N.Y.), Regatta Masters Flex (N.Y.), Regatta Masters Extra (N.Y.), Regatta Masters Access (N.Y.), Regatta Masters Choice (N.Y.), Regatta Masters Reward (N.Y.), and Regatta Masters Select (N.Y.) Sub-Accounts Included in Sun Life Insurance and Annuity Company of New York Variable Account C

Statements of Changes in Net Assets - continued
	MFF		EGS		EM1		FCE		GG1
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(3,091)	$(1,741)	$(134,313)	$(159,589)	$(1,033)	$(505)	$(6,469)	$(2,158)	$522	$447
Net realized gains (losses)	3,371	1,094	(2,670,559)	(5,477,318)	7,819	2,721	122,810	83,896	144	(6)
Net unrealized gains (losses)	18,774	12,906	3,466,946	6,855,941	24,647	15,693	181,524	37,345	(1,302)	125
Increase (Decrease) in net assets from operations	$19,054	$12,259	$662,074	$1,219,034	$31,433	$17,909	$297,865	$119,083	$(636)	$566

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$94,566	$14,273	$34,415	$10,165	$8	$-	$104,506	$2,750	$-	$-
Net transfers between Sub-Accounts and Fixed Account	33,079	20,964	(609,331)	(329,355)	17,129	11,942	554,675	73,086	(4,759)	6,263
Withdrawals, surrenders, annuitizations and contract charges	(8,478)	(4,963)	(1,723,972)	(2,338,115)	(7)	(8)	(193,374)	(48,815)	(4)	(4)
Net accumulation activity	$119,167	$30,274	$(2,298,888)	$(2,657,305)	$17,130	$11,934	$465,807	$27,021	$(4,763)	$6,259

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	(8,304)	(7,833)	-	-	(1,827)	(1,309)	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-		-	-	-
Adjustments to annuity reserves	-	-	(1,149)	(1,275)	-	-	(226)	876	-	-
Net annuitization activity	$-	$-	$(9,453)	$(9,108)	$-	$-	$(2,053)	$(433)	$-	$-
Increase (Decrease) in net assets from contract owner transactions	$119,167	$30,274	$(2,308,341)	$(2,666,413)	$17,130	$11,934	$463,754	$26,588	$(4,763)	$6,259

Increase (Decrease) in net assets	$138,221	$42,533	$(1,646,267)	$(1,447,379)	$48,563	$29,843	$761,619	$145,671	$(5,399)	$6,825

Net Assets:
Beginning of year	$124,762	$82,229	$10,926,938	$12,374,317	$92,805	$62,962	$691,507	$545,836	$11,287	$4,462
End of year	$262,983	$124,762	$9,280,671	$10,926,938	$141,368	$92,805	$1,453,126	$691,507	$5,888	$11,287

Unit Transactions:
Beginning of year	10,936	8,002	773,079	978,305	5,451	4,623	53,476	55,647	770	329
Purchased	8,076	1,225	2,426	791	-		6,720	270	-	-
Transferred between Sub-Accounts and Fixed Accumulation Account	2,732	2,089	(43,640)	(26,752)	730	828	38,883	2,300	(329)	441
Withdrawn, Surrendered and Annuitized	(676)	(380)	(121,689)	(179,265)	-	-	(14,080)	(4,741)	-	-
End of year	21,068	10,936	610,176	773,079	6,181	5,451	84,999	53,476	441	770

See notes to financial statements

Regatta (N.Y.), Regatta Gold (N.Y.), Regatta Extra (N.Y.), Regatta Masters Flex (N.Y.), Regatta Masters Extra (N.Y.), Regatta Masters Access (N.Y.), Regatta Masters Choice (N.Y.), Regatta Masters Reward (N.Y.), and Regatta Masters Select (N.Y.) Sub-Accounts Included in Sun Life Insurance and Annuity Company of New York Variable Account C

Statements of Changes in Net Assets - continued
	GGS		GG2		GGR		GT2		GTR
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$137,714	$199,009	$(840)	$(391)	$(59,553)	$(63,696)	$7,035	$2,336	$149,738	$60,777
Net realized gains (losses)	17,025	69,543	1,889	226	(183,224)	(597,449)	27,224	2,531	552,585	48,830
Net unrealized gains (losses)	(292,977)	(140,142)	3,936	5,034	756,932	1,565,158	(27,420)	33,719	(584,182)	642,778
Increase (Decrease) in net assets from operations	$(138,238)	$128,410	$4,985	$4,869	$514,155	$904,013	$6,839	$38,586	$118,141	$752,385

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$21,487	$(65)	$10,800	$12,848	$48,043	$1,966	$-	$-	$51,916	$3,329
Net transfers between Sub-Accounts and Fixed Account	33,536	18,610	6,265	14,014	(94,105)	339,932	12,328	27,334	290,607	208,169
Withdrawals, surrenders, annuitizations and contract charges	(354,533)	(375,701)	(3,826)	(17)	(1,273,138)	(1,179,348)	(13,172)	(11,877)	(1,081,568)	(755,002)
Net accumulation activity	$(299,510)	$(357,156)	$13,239	$26,845	$(1,319,200)	$(837,450)	$(844)	$15,457	$(739,045)	$(543,504)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$8,883	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-	(5,656)	(4,888)	-	-	(12,605)	(11,255)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	33	(42)	-	-	(1,198)	(236)	-	-	(1,630)	1,351
Net annuitization activity	$33	$(42)	$-	$-	$2,029	$(5,124)	$-	$-	$(14,235)	$(9,904)
Increase (Decrease) in net assets from contract owner transactions	$(299,477)	$(357,198)	$13,239	$26,845	$(1,317,171)	$(842,574)	$(844)	$15,457	$(753,280)	$(553,408)

Increase (Decrease) in net assets	$(437,715)	$(228,788)	$18,224	$31,714	$(803,016)	$61,439	$5,995	$54,043	$(635,139)	$198,977

Net Assets:
Beginning of year	$1,721,361	$1,950,149	$44,815	$13,101	$7,278,975	$7,217,536	$292,001	$237,958	$5,433,092	$5,234,115
End of year	$1,283,646	$1,721,361	$63,039	$44,815	$6,475,959	$7,278,975	$297,996	$292,001	$4,797,953	$5,433,092

Unit Transactions:
Beginning of year	100,431	123,602	3,372	1,142	374,143	424,744	20,779	19,492	275,475	311,788
Purchased	1,366	-	770	1,034	2,349	144	-	-	2,645	205
Transferred between Sub-Accounts and Fixed	-	-	-	-	-	-	-	-	-	-
Accumulation Account	1,968	276	527	1,198	(5,946)	16,246	953	2,224	15,270	6,456
Withdrawn, Surrendered and Annuitized	(22,274)	(23,447)	(274)	(2)	(65,898)	(66,991)	(940)	(937)	(55,967)	(42,974)
End of year	81,491	100,431	4,395	3,372	304,648	374,143	20,792	20,779	237,423	275,475

See notes to financial statements

Regatta (N.Y.), Regatta Gold (N.Y.), Regatta Extra (N.Y.), Regatta Masters Flex (N.Y.), Regatta Masters Extra (N.Y.), Regatta Masters Access (N.Y.), Regatta Masters Choice (N.Y.), Regatta Masters Reward (N.Y.), and Regatta Masters Select (N.Y.) Sub-Accounts Included in Sun Life Insurance and Annuity Company of New York Variable Account C

Statements of Changes in Net Assets - continued
	MFK		GSS		MFC		HYS		IG1
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$173,262	$109,788	$283,606	$465,061	$113,528	$38,213	$556,552	$640,735	$(456)	$(567)
Net realized gains (losses)	(23,203)	(706)	(77,768)	(16,999)	179	11,136	(33,766)	(323,620)	1,650	8,063
Net unrealized gains (losses)	(139,278)	(34,769)	(129,105)	(208,727)	(103,176)	33,673	(490,459)	387,426	5,934	1,198
Increase (Decrease) in net assets from operations	$10,781	$74,313	$76,733	$239,335	$10,531	$83,022	$32,327	$704,541	$7,128	$8,694

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$3,265,060	$2,417,861	$45,584	$47,371	$963,928	$735,393	$34,456	$57,475	$-	$-
Net transfers between Sub-Accounts and Fixed Account	782,763	1,194,120	(594,865)	(1,380,074)	210,558	233,373	(806,815)	(370,061)	(2,764)	21,375
Withdrawals, surrenders, annuitizations and contract charges	(504,399)	(210,037)	(1,480,448)	(1,813,841)	(152,679)	(83,046)	(1,976,848)	(1,920,386)	(297)	(28,466)
Net accumulation activity	$3,543,424	$3,401,944	$(2,029,729)	$(3,146,544)	$1,021,807	$885,720	$(2,749,207)	$(2,232,972)	$(3,061)	$(7,091)

Annuitization Activity:
Annuitizations	$-	$-	$5,516	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	(6,494)	(6,364)	-	-	(1,211)	(5,773)	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-		-	-	-
Adjustments to annuity reserves	-	-	(642)	(825)	-	-	(97)	(274)	-	-
Net annuitization activity	$-	$-	$(1,620)	$(7,189)	$-	$-	$(1,308)	$(6,047)	$-	$-
Increase (Decrease) in net assets from contract owner transactions	$3,543,424	$3,401,944	$(2,031,349)	$(3,153,733)	$1,021,807	$885,720	$(2,750,515)	$(2,239,019)	$(3,061)	$(7,091)

Increase (Decrease) in net assets	$3,554,205	$3,476,257	$(1,954,616)	$(2,914,398)	$1,032,338	$968,742	$(2,718,188)	$(1,534,478)	$4,067	$1,603

Net Assets:
Beginning of year	$5,688,851	$2,212,594	$9,252,213	$12,166,611	$1,435,092	$466,350	$9,104,555	$10,639,033	$57,748	$56,145
End of year	$9,243,056	$5,688,851	$7,297,597	$9,252,213	$2,467,430	$1,435,092	$6,386,367	$9,104,555	$61,815	$57,748

Unit Transactions:
Beginning of year	551,828	216,546	593,930	802,266	115,049	39,343	587,434	738,644	3,964	4,502
Purchased	322,714	239,101	2,789	3,249	83,403	63,544	2,144	3,978	-	-
Transferred between Sub-Accounts and Fixed Accumulation Account	76,949	117,019	(39,530)	(92,592)	18,500	19,116	(53,519)	(25,841)	(186)	1,663
Withdrawn, Surrendered and Annuitized	(52,133)	(20,838)	(94,430)	(118,993)	(13,578)	(6,954)	(125,519)	(129,347)	(20)	(2,201)
End of year	899,358	551,828	462,759	593,930	203,374	115,049	410,540	587,434	3,758	3,964

See notes to financial statements

Regatta (N.Y.), Regatta Gold (N.Y.), Regatta Extra (N.Y.), Regatta Masters Flex (N.Y.), Regatta Masters Extra (N.Y.), Regatta Masters Access (N.Y.), Regatta Masters Choice (N.Y.), Regatta Masters Reward (N.Y.), and Regatta Masters Select (N.Y.) Sub-Accounts Included in Sun Life Insurance and Annuity Company of New York Variable Account C

Statements of Changes in Net Assets - continued
	FCG		MI1		MII		MS1		MSS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(6,380)	$(12,115)	$(683)	$(895)	$(8,132)	$(14,259)	$(43)	$(426)	$6,795	$(74,823)
Net realized gains (losses)	82,929	5,307	18,313	2,924	161,993	48,145	1,033	1,653	(1,452,720)	(1,963,566)
Net unrealized gains (losses)	138,079	262,063	(4,566)	20,396	251,736	544,250	(2,956)	242	1,045,988	2,301,180
Increase (Decrease) in net assets from operations	$214,628	$255,255	$13,064	$22,425	$405,597	$578,136	$(1,966)	$1,469	$(399,937)	$262,791

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$5,418	$173	$-	$2,507	$450	$17,676	$-	$-	$(302)	$10,753
Net transfers between Sub-Accounts and Fixed Account	64,938	121,956	(6,258)	18,161	596,507	159,377	(23,000)	(7,627)	(4,793,275)	(59,874)
Withdrawals, surrenders, annuitizations and contract charges	(242,332)	(87,464)	(2,477)	(3)	(423,887)	(343,669)	-	1	(197,470)	(1,082,619)
Net accumulation activity	$(171,976)	$34,665	$(8,735)	$20,665	$173,070	$(166,616)	$(23,000)	$(7,626)	$(4,991,047)	$(1,131,740)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	(3,875)	(3,241)	-	-	(8,816)	(7,378)	-	-	(1,576)	(4,680)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(549)	1,731	-	-	(1,020)	99	-	-	3,132	(490)
Net annuitization activity	$(4,424)	$(1,510)	$-	$-	$(9,836)	$(7,279)	$-	$-	$1,556	$(5,170)
Increase (Decrease) in net assets from contract owner transactions	$(176,400)	$33,155	$(8,735)	$20,665	$163,234	$(173,895)	$(23,000)	$(7,626)	$(4,989,491)	$(1,136,910)

Increase (Decrease) in net assets	$38,228	$288,410	$4,329	$43,090	$568,831	$404,241	$(24,966)	$(6,157)	$(5,389,428)	$(874,119)

Net Assets:
Beginning of year	$1,731,653	$1,443,243	$114,798	$71,708	$2,773,078	$2,368,837	$24,966	$31,123	$5,389,428	$6,263,547
End of year	$1,769,881	$1,731,653	$119,127	$114,798	$3,341,909	$2,773,078	$-	$24,966	$-	$5,389,428

Unit Transactions:
Beginning of year	125,684	127,528	7,212	5,662	145,667	158,834	2,429	3,173	354,963	436,205
Purchased	358	15		187	24	1,101	-	-	228	801
Transferred between Sub-Accounts and Fixed Accumulation Account	5,034	5,530	(459)	1,363	31,046	7,517	(2,429)	(744)	(341,577)	(4,753)
Withdrawn, Surrendered and Annuitized	(18,029)	(7,389)	(137)	-	(21,512)	(21,785)	-	-	(13,614)	(77,290)
End of year	113,047	125,684	6,616	7,212	155,225	145,667	-	2,429	-	354,963

See notes to financial statements

Regatta (N.Y.), Regatta Gold (N.Y.), Regatta Extra (N.Y.), Regatta Masters Flex (N.Y.), Regatta Masters Extra (N.Y.), Regatta Masters Access (N.Y.), Regatta Masters Choice (N.Y.), Regatta Masters Reward (N.Y.), and Regatta Masters Select (N.Y.) Sub-Accounts Included in Sun Life Insurance and Annuity Company of New York Variable Account C

Statements of Changes in Net Assets - continued
	M1B		MIS		MFL		MIT		MC1
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(10,863)	$(11,072)	$(42,973)	$(74,505)	$(40,765)	$(2,296)	$(116,277)	$(109,005)	$(7,499)	$(7,026)
Net realized gains (losses)	11,993	3,184	(239,329)	(792,982)	16,481	10,769	(1,994,760)	(3,462,181)	16,804	7,346
Net unrealized gains (losses)	16,071	52,204	413,182	1,274,606	337,268	22,302	3,789,701	6,661,001	(7,901)	45,592
Increase (Decrease) in net assets from operations	$17,201	$44,316	$130,880	$407,119	$312,984	$30,775	$1,678,664	$3,089,815	$1,404	$45,912

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$47,172	$258,387	$30,679	$21,942	$3,897,969	$75,624	$112,016	$114,987	$3,075	$74,866
Net transfers between Sub-Accounts and Fixed Account	(42,671)	117,194	(262,221)	83,983	2,527,607	86,911	(714,766)	(965,637)	(42,621)	99,554
Withdrawals, surrenders, annuitizations and contract charges	(17,827)	(23,164)	(722,856)	(800,444)	(87,348)	(79,820)	(5,766,231)	(6,367,149)	(39,926)	(11,401)
Net accumulation activity	$(13,326)	$352,417	$(954,398)	$(694,519)	$6,338,228	$82,715	$(6,368,981)	$(7,217,799)	$(79,472)	$163,019

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$18,488	$-	$-	$-
Annuity payments and contract charges	-	-	(10,337)	(10,015)	-	-	(38,736)	(38,875)	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-		-	-	-
Adjustments to annuity reserves	-	-	(1,298)	(1,761)	-	-	(11,239)	(15,884)	-	-
Net annuitization activity	$-	$-	$(11,635)	$(11,776)	$-	$-	$(31,487)	$(54,759)	$-	$-
Increase (Decrease) in net assets from contract owner transactions	$(13,326)	$352,417	$(966,033)	$(706,295)	$6,338,228	$82,715	$(6,400,468)	$(7,272,558)	$(79,472)	$163,019

Increase (Decrease) in net assets	$3,875	$396,733	$(835,153)	$(299,176)	$6,651,212	$113,490	$(4,721,804)	$(4,182,743)	$(78,068)	$208,931

Net Assets:
Beginning of year	$741,052	$344,319	$5,496,754	$5,795,930	$358,773	$245,283	$31,632,895	$35,815,638	$470,521	$261,590
End of year	$744,927	$741,052	$4,661,601	$5,496,754	$7,009,985	$358,773	$26,911,091	$31,632,895	$392,453	$470,521

Unit Transactions:
Beginning of year	65,643	34,831	674,360	768,535	31,545	24,552	1,820,277	2,266,305	35,363	22,054
Purchased	3,949	22,671	3,900	2,722	320,431	6,576	5,530	7,702	227	5,632
Transferred between Sub-Accounts and Fixed Accumulation Account	(3,966)	10,319	(32,832)	9,037	202,044	8,464	(47,118)	(65,313)	(3,848)	8,574
Withdrawn, Surrendered and Annuitized	(1,597)	(2,178)	(89,982)	(105,934)	(9,200)	(8,047)	(325,130)	(388,417)	(2,941)	(897)
End of year	64,029	65,643	555,446	674,360	544,820	31,545	1,453,559	1,820,277	28,801	35,363

See notes to financial statements

Regatta (N.Y.), Regatta Gold (N.Y.), Regatta Extra (N.Y.), Regatta Masters Flex (N.Y.), Regatta Masters Extra (N.Y.), Regatta Masters Access (N.Y.), Regatta Masters Choice (N.Y.), Regatta Masters Reward (N.Y.), and Regatta Masters Select (N.Y.) Sub-Accounts Included in Sun Life Insurance and Annuity Company of New York Variable Account C

Statements of Changes in Net Assets - continued
	MCV		MM1		MMS		M1A		NWD
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(8,456)	$(7,364)	$37,032	$(25,947)	$82,244	$(51,542)	$(43,227)	$(11,840)	$(31,803)	$(39,418)
Net realized gains (losses)	71,433	20,888	-	-	-	-	13,734	(1,189)	14,379	(107,118)
Net unrealized gains (losses)	(40,119)	61,448	-	-	(4)	4	233,890	125,624	62,731	284,130
Increase (Decrease) in net assets from operations	$22,858	$74,972	$37,032	$(25,947)	$82,240	$(51,538)	$204,397	$112,595	$45,307	$137,594

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$13,870	$75,040	$2,473,139	$2,215,902	$850,688	$258,494	$1,831,039	$980,960	$18,072	$7,543
Net transfers between Sub-Accounts and Fixed Account	(44,281)	72,524	709,470	1,862,542	1,164,586	1,408,660	391,318	225,910	(584,511)	140,786
Withdrawals, surrenders, annuitizations and contract charges	(36,501)	(12,231)	(936,152)	(1,370,276)	(3,948,123)	(5,810,154)	(58,401)	(14,837)	(374,128)	(318,948)
Net accumulation activity	$(66,912)	$135,333	$2,246,457	$2,708,168	$(1,932,849)	$(4,143,000)	$2,163,956	$1,192,033	$(940,567)	$(170,619)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-	(23,797)	(112,840)	-	-	(1,523)	(1,505)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	-	-	(2,071)	(14,371)	-	-	(515)	(548)
Net annuitization activity	$-	$-	$-	$-	$(25,868)	$(127,211)	$-	$-	$(2,038)	$(2,053)
Increase (Decrease) in net assets from contract owner transactions	$(66,912)	$135,333	$2,246,457	$2,708,168	$(1,958,717)	$(4,270,211)	$2,163,956	$1,192,033	$(942,605)	$(172,672)

Increase (Decrease) in net assets	$(44,054)	$210,305	$2,283,489	$2,682,221	$(1,876,477)	$(4,321,749)	$2,368,353	$1,304,628	$(897,298)	$(35,078)

Net Assets:
Beginning of year	$494,325	$284,020	$3,749,415	$1,067,194	$7,539,180	$11,860,929	$1,497,825	$193,197	$2,896,003	$2,931,081
End of year	$450,271	$494,325	$6,032,904	$3,749,415	$5,662,703	$7,539,180	$3,866,178	$1,497,825	$1,998,705	$2,896,003

Unit Transactions:
Beginning of year	33,452	22,736	384,369	107,976	611,796	934,706	124,003	19,393	208,136	223,352
Purchased	937	5,754	253,894	226,456	33,025	20,593	157,851	86,656	1,338	573
Transferred between Sub-Accounts and Fixed	-	-	-	-	-	-	-	-	-	-
Accumulation Account	(3,229)	5,887	72,019	189,475	47,914	37,282	33,407	19,385	(43,812)	8,624
Withdrawn, Surrendered and Annuitized	(2,455)	(925)	(98,123)	(139,538)	(237,516)	(380,785)	(6,719)	(1,431)	(27,861)	(24,413)
End of year	28,705	33,452	612,159	384,369	455,219	611,796	308,542	124,003	137,801	208,136

See notes to financial statements

Regatta (N.Y.), Regatta Gold (N.Y.), Regatta Extra (N.Y.), Regatta Masters Flex (N.Y.), Regatta Masters Extra (N.Y.), Regatta Masters Access (N.Y.), Regatta Masters Choice (N.Y.), Regatta Masters Reward (N.Y.), and Regatta Masters Select (N.Y.) Sub-Accounts Included in Sun Life Insurance and Annuity Company of New York Variable Account C

Statements of Changes in Net Assets - continued
	RE1		RES		RG1		RGS		RI1
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(1,364)	$(710)	$(115,367)	$(71,053)	$(426)	$(377)	$(17,876)	$(18,606)	$(23,547)	$(11,119)
Net realized gains (losses)	669	209	(1,923,661)	(1,707,794)	561	126	15,989	(20,207)	77,756	9,015
Net unrealized gains (losses)	6,817	11,467	2,904,988	3,780,456	1,823	4,812	122,500	368,101	263,818	166,153
Increase (Decrease) in net assets from operations	$6,122	$10,966	$865,960	$2,001,609	$1,958	$4,561	$120,613	$329,288	$318,027	$164,049

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$-	$17,106	$49,930	$9,525	$-	$1,139	$18,724	$5,945	$1,087,595	$790,702
Net transfers between Sub-Accounts and Fixed Account	21,485	10,995	(402,080)	(204,514)	(130)	(138)	120,609	64,712	77,027	184,225
Withdrawals, surrenders, annuitizations and contract charges	(1,158)	(1,990)	(2,604,053)	(2,334,841)	(1,054)	(1)	(557,008)	(204,067)	(37,224)	(16,746)
Net accumulation activity	$20,327	$26,111	$(2,956,203)	$(2,529,830)	$(1,184)	$1,000	$(417,675)	$(133,410)	$1,127,398	$958,181

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	(936)	(861)	-	-	(1,011)	(941)	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	33	76	-	-	23	72	-	-
Net annuitization activity	$-	$-	$(903)	$(785)	$-	$-	$(988)	$(869)	$-	$-
Increase (Decrease) in net assets from contract owner transactions	$20,327	$26,111	$(2,957,106)	$(2,530,615)	$(1,184)	$1,000	$(418,663)	$(134,279)	$1,127,398	$958,181

Increase (Decrease) in net assets	$26,449	$37,077	$(2,091,146)	$(529,006)	$774	$5,561	$(298,050)	$195,009	$1,445,425	$1,122,230

Net Assets:
Beginning of year	$101,024	$63,947	$15,379,310	$15,908,316	$40,524	$34,963	$2,805,277	$2,610,268	$1,377,925	$255,695
End of year	$127,473	$101,024	$13,288,164	$15,379,310	$41,298	$40,524	$2,507,227	$2,805,277	$2,823,350	$1,377,925

Unit Transactions:
Beginning of year	8,838	6,547	1,015,710	1,200,316	3,559	3,456	204,453	215,089	93,242	20,234
Purchased	-	1,395	3,177	716	-	115	1,402	478	75,297	60,182
Transferred between Sub-Accounts and Fixed	-	-	-	-	-	-	-	-	-	-
Accumulation Account	1,527	1,065	(26,461)	(15,240)	(11)	(12)	8,756	5,198	5,625	14,081
Withdrawn, Surrendered and Annuitized	(85)	(169)	(168,165)	(170,082)	(88)	-	(40,191)	(16,312)	(2,477)	(1,255)
End of year	10,280	8,838	824,261	1,015,710	3,460	3,559	174,420	204,453	171,687	93,242

See notes to financial statements

Regatta (N.Y.), Regatta Gold (N.Y.), Regatta Extra (N.Y.), Regatta Masters Flex (N.Y.), Regatta Masters Extra (N.Y.), Regatta Masters Access (N.Y.), Regatta Masters Choice (N.Y.), Regatta Masters Reward (N.Y.), and Regatta Masters Select (N.Y.) Sub-Accounts Included in Sun Life Insurance and Annuity Company of New York Variable Account C

Statements of Changes in Net Assets - continued
	RSS		SG1		SGS		SI1		SIS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(8,884)	$(10,186)	$(18,442)	$(17,509)	$(3,088)	$(5,457)	$7,491	$3,502	$93,995	$42,605
Net realized gains (losses)	61,375	(5,444)	21,208	12,251	12,749	(5,958)	1,760	3,066	35,098	32,885
Net unrealized gains (losses)	158,264	221,842	(7,730)	58,325	(10,819)	32,246	(9,232)	1,009	(121,531)	10,856
Increase (Decrease) in net assets from operations	$210,755	$206,212	$(4,964)	$53,067	$(1,158)	$20,831	$19	$7,577	$7,562	$86,346

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$2,092	$2,036	$48,355	$170,991	$14,194	$-	$-	$41	$7,242	$461
Net transfers between Sub-Accounts and Fixed Account	266,876	154,350	(19,243)	257,868	(49,586)	79,135	18,989	(8,116)	338,596	362,983
Withdrawals, surrenders, annuitizations and contract charges	(244,709)	(93,834)	(84,155)	(31,058)	(80,892)	(74,851)	(2,484)	(2,838)	(189,447)	(207,182)
Net accumulation activity	$24,259	$62,552	$(55,043)	$397,801	$(116,284)	$4,284	$16,505	$(10,913)	$156,391	$156,262

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-	(2,788)	(2,520)	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	-	-	(669)	1,513	-	-	-	-
Net annuitization activity	$-	$-	$-	$-	$(3,457)	$(1,007)	$-	$-	$-	$-
Increase (Decrease) in net assets from contract owner transactions	$24,259	$62,552	$(55,043)	$397,801	$(119,741)	$3,277	$16,505	$(10,913)	$156,391	$156,262

Increase (Decrease) in net assets	$235,014	$268,764	$(60,007)	$450,868	$(120,899)	$24,108	$16,524	$(3,336)	$163,953	$242,608

Net Assets:
Beginning of year	$1,293,283	$1,024,519	$1,135,154	$684,286	$436,200	$412,092	$133,793	$137,129	$1,520,896	$1,278,288
End of year	$1,528,297	$1,293,283	$1,075,147	$1,135,154	$315,301	$436,200	$150,317	$133,793	$1,684,849	$1,520,896

Unit Transactions:
Beginning of year	95,205	90,141	91,082	57,155	65,477	75,193	10,974	11,880	115,341	103,290
Purchased	157	176	4,027	14,246	2,551	-	-	4	548	37
Transferred between Sub-Accounts and Fixed	-	-	-	-	-	-	-	-	-	-
Accumulation Account	19,464	12,737	(1,188)	22,361	(8,760)	4,068	1,553	(667)	25,706	28,298
Withdrawn, Surrendered and Annuitized	(16,914)	(7,849)	(7,026)	(2,680)	(14,221)	(13,784)	(206)	(243)	(14,437)	(16,284)
End of year	97,912	95,205	86,895	91,082	45,047	65,477	12,321	10,974	127,158	115,341

See notes to financial statements

Regatta (N.Y.), Regatta Gold (N.Y.), Regatta Extra (N.Y.), Regatta Masters Flex (N.Y.), Regatta Masters Extra (N.Y.), Regatta Masters Access (N.Y.), Regatta Masters Choice (N.Y.), Regatta Masters Reward (N.Y.), and Regatta Masters Select (N.Y.) Sub-Accounts Included in Sun Life Insurance and Annuity Company of New York Variable Account C

Statements of Changes in Net Assets - continued
	SVS		MFJ		TRS		MFE		UTS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(1,102)	$(1,639)	$202,015	$9,807	$523,665	$504,657	$(3,584)	$(233)	$(38,359)	$50,680
Net realized gains (losses)	13,297	2,859	1,170,909	86,441	1,671,406	(149,058)	12,141	374	(10,686)	(832,913)
Net unrealized gains (losses)	(16,104)	15,671	(707,509)	1,843,752	(1,572,025)	3,790,604	39,370	35,667	1,470,707	2,943,413
Increase (Decrease) in net assets from operations	$(3,909)	$16,891	$665,415	$1,940,000	$623,046	$4,146,203	$47,927	$35,808	$1,421,662	$2,161,180

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$7,789	$70,314	$26,583,112	$21,969,864	$151,308	$219,014	$66,521	$34,485	$44,941	$47,027
Net transfers between Sub-Accounts and Fixed Account	(26,653)	27,307	3,063,046	1,799,736	613,753	883,663	151,075	43,244	1,063,746	558,896
Withdrawals, surrenders, annuitizations and contract charges	(525)	(1,649)	(2,164,759)	(550,255)	(7,693,068)	(8,308,983)	(55,309)	(79)	(1,954,143)	(1,737,406)
Net accumulation activity	$(19,389)	$95,972	$27,481,399	$23,219,345	$(6,928,007)	$(7,206,306)	$162,287	$77,650	$(845,456)	$(1,131,483)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$8,343	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-	(204,532)	(147,770)	-	-	(10,515)	(12,481)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	-	-	(41,122)	(43,767)	-	-	(1,949)	(2,371)
Net annuitization activity	$-	$-	$-	$-	$(237,311)	$(191,537)	$-	$-	$(12,464)	$(14,852)
Increase (Decrease) in net assets from contract owner transactions	$(19,389)	$95,972	$27,481,399	$23,219,345	$(7,165,318)	$(7,397,843)	$162,287	$77,650	$(857,920)	$(1,146,335)

Increase (Decrease) in net assets	$(23,298)	$112,863	$28,146,814	$25,159,345	$(6,542,272)	$(3,251,640)	$210,214	$113,458	$563,742	$1,014,845

Net Assets:
Beginning of year	$140,840	$27,977	$29,877,682	$4,718,337	$43,249,220	$46,500,860	$211,362	$97,904	$9,297,913	$8,283,068
End of year	$117,542	$140,840	$58,024,496	$29,877,682	$36,706,948	$43,249,220	$421,576	$211,362	$9,861,655	$9,297,913

Unit Transactions:
Beginning of year	10,727	2,637	2,463,547	420,181	2,026,951	2,392,586	13,683	8,106	388,146	443,600
Purchased	559	5,519	2,295,650	1,997,652	6,501	11,674	3,954	2,447	1,408	2,412
Transferred between Sub-Accounts and Fixed	-	-	-	-	-	-	-	-	-	-
Accumulation Account	(2,485)	2,716	261,397	144,030	27,997	28,038	9,202	3,135	41,812	25,156
Withdrawn, Surrendered and Annuitized	(46)	(145)	(190,987)	(98,316)	(358,595)	(405,347)	(3,266)	(5)	(75,192)	(83,022)
End of year	8,755	10,727	4,829,607	2,463,547	1,702,854	2,026,951	23,573	13,683	356,174	388,146

See notes to financial statements

Regatta (N.Y.), Regatta Gold (N.Y.), Regatta Extra (N.Y.), Regatta Masters Flex (N.Y.), Regatta Masters Extra (N.Y.), Regatta Masters Access (N.Y.), Regatta Masters Choice (N.Y.), Regatta Masters Reward (N.Y.), and Regatta Masters Select (N.Y.) Sub-Accounts Included in Sun Life Insurance and Annuity Company of New York Variable Account C

Statements of Changes in Net Assets - continued
	MV1		MVS		OCA		OGG		OMG
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004 (g)	2005	2004
Operations:
Net investment income (loss)	$(8,279)	$(6,054)	$503	$(5,289)	$(16,821)	$(16,210)	$(3,034)	$(578)	$(99,749)	$(40,336)
Net realized gains (losses)	30,278	4,287	327,230	144,438	27,035	14,135	4,101	459	49,865	2,219
Net unrealized gains (losses)	39,257	140,402	28,750	743,814	40,674	67,345	38,364	15,725	700,257	394,331
Increase (Decrease) in net assets from operations	$61,256	$138,635	$356,483	$882,963	$50,888	$65,270	$39,431	$15,606	$650,373	$356,214

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$103,227	$434,309	$18,546	$5,045	$280,156	$365,359	$303,617	$105,199	$8,670,855	$4,875,048
Net transfers between Sub-Accounts and Fixed Account	35,902	189,358	499,079	752,211	(14,161)	288,897	8,309	9,052	1,800,438	959,955
Withdrawals, surrenders, annuitizations and contract charges	(64,917)	(16,641)	(1,235,915)	(1,083,316)	(100,847)	(30,714)	(11,443)	(4,543)	(313,089)	(80,904)
Net accumulation activity	$74,212	$607,026	$(718,290)	$(326,060)	$165,148	$623,542	$300,483	$109,708	$10,158,204	$5,754,099

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-	-	-	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	(141)	(289)	-	-	-	-	-	-
Net annuitization activity	$-	$-	$(141)	$(289)	$-	$-	$-	$-	$-	$-
Increase (Decrease) in net assets from contract owner transactions	$74,212	$607,026	$(718,431)	$(326,349)	$165,148	$623,542	$300,483	$109,708	$10,158,204	$5,754,099

Increase (Decrease) in net assets	$135,468	$745,661	$(361,948)	$556,614	$216,036	$688,812	$339,914	$125,314	$10,808,577	$6,110,313

Net Assets:
Beginning of year	$1,300,778	$555,117	$7,105,118	$6,548,504	$1,336,987	$648,175	$125,314	$	$6,176,660	$66,347
End of year	$1,436,246	$1,300,778	$6,743,170	$7,105,118	$1,553,023	$1,336,987	$465,228	$125,314	$16,985,237	$6,176,660

Unit Transactions:
Beginning of year	100,522	49,506	511,261	536,812	105,606	52,771	10,232		504,529	5,592
Purchased	7,463	36,544	1,304	399	22,879	31,926	24,069	9,759	728,607	424,616
Transferred between Sub-Accounts and Fixed	-	-	-	-	-	-	-	-	-	-
Accumulation Account	2,798	15,882	35,926	56,908	(827)	23,451	675	845	150,349	81,826
Withdrawn, Surrendered and Annuitized	(4,755)	(1,410)	(86,947)	(82,858)	(8,045)	(2,542)	(899)	(372)	(33,841)	(7,505)
End of year	106,028	100,522	461,544	511,261	119,613	105,606	34,077	10,232	1,349,644	504,529

(g) for the period February 2, 2004 (commencement of operations) through December 31, 2004.

See notes to financial statements

Regatta (N.Y.), Regatta Gold (N.Y.), Regatta Extra (N.Y.), Regatta Masters Flex (N.Y.), Regatta Masters Extra (N.Y.), Regatta Masters Access (N.Y.), Regatta Masters Choice (N.Y.), Regatta Masters Reward (N.Y.), and Regatta Masters Select (N.Y.) Sub-Accounts Included in Sun Life Insurance and Annuity Company of New York Variable Account C

Statements of Changes in Net Assets - continued
	OMS		PMB		PLD		PRR		PTR
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004 (g)	2005	2004 (g)	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(4,095)	$(861)	$4,381	$336	$147,193	$(12,319)	$21,431	$(3,022)	$32,429	$521
Net realized gains (losses)	7,539	759	4,348	1,341	33,019	22,658	26,455	27,615	39,028	23,545
Net unrealized gains (losses)	22,290	14,683	5,308	111	(250,194)	(11,358)	(46,248)	8,706	(59,857)	12,369
Increase (Decrease) in net assets from operations	$25,734	$14,581	$14,037	$1,788	$(69,982)	$(1,019)	$1,638	$33,299	$11,600	$36,435

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$133,684	$89,229	$154,917	$23,512	$8,412,763	$6,545,085	$1,623,121	$466,741	$728,092	$507,924
Net transfers between Sub-Accounts and Fixed Account	42,914	4,821	51,945	7,369	2,104,477	1,669,618	474,057	405,898	286,922	301,287
Withdrawals, surrenders, annuitizations and contract charges	(6,359)	(4,753)	(3,607)	1	(841,171)	(137,454)	(837,567)	(29,276)	(244,738)	(50,930)
Net accumulation activity	$170,239	$89,297	$203,255	$30,882	$9,676,069	$8,077,249	$1,259,611	$843,363	$770,276	$758,281

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-	-	-	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	-	-	-	-	-	-	-	-
Net annuitization activity	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Increase (Decrease) in net assets from contract owner transactions	$170,239	$89,297	$203,255	$30,882	$9,676,069	$8,077,249	$1,259,611	$843,363	$770,276	$758,281

Increase (Decrease) in net assets	$195,973	$103,878	$217,292	$32,670	$9,606,087	$8,076,230	$1,261,249	$876,662	$781,876	$794,716

Net Assets:
Beginning of year	$115,669	$11,791	$32,670	$-	$8,076,230	$-	$960,293	$83,631	$1,551,228	$756,512
End of year	$311,642	$115,669	$249,962	$32,670	$17,682,317	$8,076,230	$2,221,542	$960,293	$2,333,104	$1,551,228

Unit Transactions:
Beginning of year	8,062	898	2,016	-	807,314	-	86,845	7,757	144,404	72,475
Purchased	8,494	7,099	9,129	1,556	853,709	655,489	151,801	42,971	69,311	48,676
Transferred between Sub-Accounts and Fixed Accumulation Account	2,823	361	2,998	460	211,242	166,594	43,410	38,836	27,604	28,102
Withdrawn, Surrendered and Annuitized	(418)	(296)	(209)	-	(94,066)	(14,769)	(80,441)	(2,719)	(23,336)	(4,849)
End of year	18,961	8,062	13,934	2,016	1,778,199	807,314	201,615	86,845	217,983	144,404

(g) for the period February 2, 2004 (commencement of operations) through December 31, 2004.

See notes to financial statements

Regatta (N.Y.), Regatta Gold (N.Y.), Regatta Extra (N.Y.), Regatta Masters Flex (N.Y.), Regatta Masters Extra (N.Y.), Regatta Masters Access (N.Y.), Regatta Masters Choice (N.Y.), Regatta Masters Reward (N.Y.), and Regatta Masters Select (N.Y.) Sub-Accounts Included in Sun Life Insurance and Annuity Company of New York Variable Account C

Statements of Changes in Net Assets - continued
	SSA		IGB		SRE		SC3		CMM
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Period Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005 (g)	2004 (g)	2005	2004 (g)	2005	2004 (g)	2005	2004	2005 (h)	2004
Operations:
Net investment income (loss)	$(26)	$-	$1,600	$100	$(4,803)	$(5,473)	$(1,909)	$(797)	$42	$-
Net realized gains (losses)	1,399	-	822	(4)	210,352	3,788	83,845	44,202	-	-
Net unrealized gains (losses)	(1,268)	-	(2,121)	141	(10,704)	128,970	(37,746)	104,828	-	-
Increase (Decrease) in net assets from operations	$105	$-	$301	$237	$194,845	$127,285	$44,190	$148,233	$42	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$540	$-	$92,500	$5,025	$1,500,529	$764,196	$6,579	$97,531	$16,420	$-
Net transfers between Sub-Accounts and Fixed Account	9,808	-	3,680	4,564	288,542	5,482	(51,179)	115,263	2,441	-
Withdrawals, surrenders, annuitizations and contract charges	-	-	(5,509)	(1)	(34,226)	(4,622)	(47,265)	(55,910)	(6)	-
Net accumulation activity	$10,348	$-	$90,671	$9,588	$1,754,845	$765,056	$(91,865)	$156,884	$18,855	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-	-	-	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	-	-	-	-	-	-	-	-
Net annuitization activity	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Increase (Decrease) in net assets from contract owner transactions	$10,348	$-	$90,671	$9,588	$1,754,845	$765,056	$(91,865)	$156,884	$18,855	$-

Increase (Decrease) in net assets	$10,453	$-	$90,972	$9,825	$1,949,690	$892,341	$(47,675)	$305,117	$18,897	$-

Net Assets:
Beginning of year	$-	$-	$9,825	$-	$892,341	$-	$637,209	$332,092	$-	$-
End of year	$10,453	$-	$100,797	$9,825	$2,842,031	$892,341	$589,534	$637,209	$18,897	$-

Unit Transactions:
Beginning of year	-	-	950	-	71,956	-	36,312	24,813	-	-
Purchased	51	-	9,032	498	122,784	72,008	400	7,072	1,636	-
Transferred between Sub-Accounts and Fixed Accumulation Account	915	-	356	452	23,463	441	(2,790)	8,324	244	-
Withdrawn, Surrendered and Annuitized	-	-	(529)	-	(3,922)	(493)	(2,702)	(3,897)	(1)	-
End of year	966	-	9,809	950	214,281	71,956	31,220	36,312	1,879	-

(g) for the period February 2, 2004 (commencement of operations) through December 31, 2004, Fund SSA first activity in 2005.

(h) for the period April 25, 2005 (commencement of operations) through December 31, 2005.

See notes to financial statements

Regatta (N.Y.), Regatta Gold (N.Y.), Regatta Extra (N.Y.), Regatta Masters Flex (N.Y.), Regatta Masters Extra (N.Y.), Regatta Masters Access (N.Y.), Regatta Masters Choice (N.Y.), Regatta Masters Reward (N.Y.) and Regatta Masters Select (N.Y.) Sub-Accounts Included in Sun Life Insurance and Annuity Company of New York Variable Account C

Notes to Financial Statements

(1) Organization

Sun Life (N.Y.) Variable Account C (the ''Variable Account''), a separate account of Sun Life Insurance and Annuity Company of New York, the (''Sponsor'') (a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.)), was established on October 18, 1985 as a funding vehicle for the variable portion of Regatta (N.Y.) contracts, Regatta Gold (N.Y.) contracts, Regatta Extra (N.Y.) contracts, Regatta Masters Flex (N.Y.) contracts, Regatta Masters Extra (N.Y.) contracts, Regatta Masters Access (N.Y.) contracts, Regatta Masters Choice (N.Y.), Regatta Masters Reward (N.Y.), and Regatta Masters Select (N.Y.) contracts (collectively, the "Contracts") and certain other fixed and variable annuity contracts issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust and exists in accordance with the regulations of the New York State Insurance Department.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a single corresponding investment portfolio of certain open-end mutual funds registered under the Investment Act of 1940. With respect to the Regatta (N.Y.) contracts, Regatta Gold (N.Y.) contracts, and Regatta Extra (N.Y.) contracts, the funds include MFS/Sun Life Series Trust (the "Series Trust"). With respect to the Regatta Masters Flex (N.Y.), Regatta Masters Extra (N.Y.) contracts, Regatta Masters Access (N.Y.) contracts, Regatta Masters Choice (N.Y.), Regatta Masters Reward (N.Y.), and Regatta Masters Select (N.Y.) contracts, the funds include Franklin Templeton Variable Insurance Products Trust, Liberty Variable Investment Trust, Lord Abbett Series Fund, Inc., the "Series Trust", Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust and Sun Capital Advisers Trust (collectively with the Series Trust, the "Funds").

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor's other assets and liabilities. The portion of the Variable Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Sponsor may conduct.

(2) Significant Accounting Policies

General

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations

Investments in shares of the Funds are recorded at their net asset value. The Funds value their investment securities at fair value. Transactions are recorded on a trade date basis. Realized gains and losses on sales of shares of the Funds are determined on the identified cost basis. Dividend income and capital gain distributions received by the Sub-Accounts are reinvested in additional Funds shares and are recognized on the ex-dividend date.

Regatta (N.Y.), Regatta Gold (N.Y.), Regatta Extra (N.Y.), Regatta Masters Flex (N.Y.), Regatta Masters Extra (N.Y.), Regatta Masters Access (N.Y.), Regatta Masters Choice (N.Y.), Regatta Masters Reward (N.Y.), and Regatta Masters Select (N.Y.) Sub-Accounts Included in Sun Life Insurance and Annuity Company of New York Variable Account C

Notes to Financial Statements - continued

(2) Significant Accounting Policies - continued

Exchanges between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds.

Federal Income Tax Status

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes.

(3) Contract Charges and Related Party Transactions

A mortality and expense risk charge based on the value of the Variable Account is deducted from the Variable Account at the end of each valuation period for the mortality and expense risks assumed by the Sponsor. These deductions are transferred periodically to the Sponsor. Currently, the deduction is at an effective annual rate as follows:

	Level 1	Level 2	Level 3	Level 4	Level 5

Regatta (N.Y.) contracts	1.25%
Regatta Gold (N.Y.) contracts	1.25%
Regatta Extra (N.Y.) contracts	1.30%	1.45%
Regatta Masters Flex (N.Y.) contracts	1.30%	1.50%	1.70%	1.90%
Regatta Masters Extra (N.Y.) contracts	1.40%	1.60%	1.80%	2.00%
Regatta Masters Access (N.Y.) contracts	1.35%	1.55%	1.75%
Regatta Masters Choice (N.Y.) contracts	1.05%	1.25%	1.30%	1.45%	1.65%
Regatta Masters Reward (N.Y.) contracts	1.40%	1.60%	1.80%	2.00%
Regatta Masters Select (N.Y.) contracts	1.05%	1.25%	1.30%	1.45%	1.65%

Each year on the contract anniversary, an account administration fee (''Account Fee'') of $30 is deducted from each contract's accumulation account. After the annuity commencement date the Account Fee is deducted pro rata from each variable annuity payment made during the year. In addition, a deduction is made from the Variable Account at the end of each valuation period (during both the accumulation period and after annuity payments begin) at an effective annual rate of 0.15% of the daily net assets of the Variable Account. These charges are paid to the Sponsor to reimburse it for administrative expenses which exceed the revenues received from the Account Fee.

Massachusetts Financial Services Company is the investment adviser to the Series Trust. Sun Capital Advisers, Inc. is the investment adviser to Sun Capital Advisers Trust. Both are affiliates of the Sponsor and charge management fees at an effective annual rate ranging from .57% to 1.74% and 1.25% of the Funds' net assets, respectively.

The Sponsor does not deduct a sales charge from the purchase payments. However, a withdrawal charge (contingent deferred sales charge) of up to 6% of certain amounts withdrawn, when applicable, will be deducted to cover certain expenses relating to the sale of Regatta (N.Y.) and Regatta Gold (N.Y.) contracts; 8% for Regatta Extra (N.Y.), Regatta Masters Flex (N.Y.), Regatta Masters Extra (N.Y.), Regatta Masters Access (N.Y.) and Regatta Masters Choice (N.Y.); and for 7% for Regatta Masters Reward (N.Y.) and Regatta Masters Select (N.Y).

Regatta (N.Y.), Regatta Gold (N.Y.), Regatta Extra (N.Y.), Regatta Masters Flex (N.Y.), Regatta Masters Extra (N.Y.), Regatta Masters Access (N.Y.), Regatta Masters Choice (N.Y.), Regatta Masters Reward (N.Y.), and Regatta Masters Select (N.Y.) Sub-Accounts Included in Sun Life Insurance and Annuity Company of New York Variable Account C

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions - continued

For the year ended December 31, 2005, the Sponsor received the following amounts related to the above mentioned contract and surrender charges. These charges are reflected in the ''Withdrawals, surrenders, annuitizations and contract charges'' line of the Statements of Changes in Net Assets.

	Contract Charges	Surrender Charges
Franklin Templeton Variable Insurance Products Trust
Franklin Mutual Shares Securities Fund	$50	$263
Templeton Growth Securities Fund Class 2	25
Templeton International Securities Fund	1,480	5,586
Franklin Small Cap Value Securities Fund	82	196
Liberty Variable Investment Trust
Wanger Select Fund
Lord Abbett Series Fund, Inc.
All Value Portfolio	18
Growth & Income Portfolio	1,533	4,210
Growth Opportunities	601	576
Mid-Cap Value	690	580
MFS/Sun Life Trust:
Bond S Class	152
Bond Series	952	324
Capital Appreciation S Class	63
Capital Appreciation Series	12,361	4,763
Capital Opportunities S Class	11
Capital Opportunities Series	1,910	1,483
Emerging Growth S Class	47	181
Emerging Growth Series	6,585	265
Emerging Markets Equity S Class	7
Emerging Markets Equity Series	462	3
Global Governments S Class	4
Global Governments Series	931	100
Global Growth S Class	34
Global Growth Series	3,038	3,630
Global Total Return S Class	48	0
Global Total Return Series	2,230	118
Government Securities S Class	1,574	11,304
Government Securities Series	3,858	2,564
High Yield S Class	1,122	2,412
High Yield Series	3,448	4,150
International Growth S Class	36	0
International Growth Series	631	410
International Investors Trust S Class	1,226	21
International Value S Class	3
Managed Sectors S Class	0
Managed Sectors Series	727	(241)
Massachusetts Investors Growth Stock S Class	261	211
Massachusetts Investors Growth Stock Series	2,320	2,349
Massachusetts Investors Trust S Class	702	2,446

Regatta (N.Y.), Regatta Gold (N.Y.), Regatta Extra (N.Y.), Regatta Masters Flex (N.Y.), Regatta Masters Extra (N.Y.), Regatta Masters Access (N.Y.), Regatta Masters Choice (N.Y.), Regatta Masters Reward (N.Y.), and Regatta Masters Select (N.Y.) Sub-Accounts Included in Sun Life Insurance and Annuity Company of New York Variable Account C

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions - continued

	Contract Charges	Surrender Charges
MFS/Sun Life Series Trust - continued:
Massachusetts Investors Trust Series	$13,113	$19,398
Mid Cap Growth S Class	299	1,376
Mid Cap Value S Class	286	560
Money Market S Class	1,331	6,587
Money Market Series	3,958	5,883
New Discovery S Class	900	1,161
New Discovery Series	1,168	134
Research S Class	13
Research Series	8,308	553
Research Growth and Income S Class	896	241
Research Growth and Income Series	3
Research International S Class	513	1,200
Research International Series	479	9
Strategic Growth S Class	453	2,951
Strategic Growth Series	210
Strategic Income S Class	64
Strategic Income Series	396	388
Strategic Value S Class	36
Total Return S Class	8,849	48,624
Total Return Series	14,723	14,532
Utilities S Class	92
Utilities Series	3,148	4,430
Value S Class	303	45
Value Series	2,067	530
Oppenheimer Variable Account Funds
Capital Appreciation Fund	457	2,785
Global Securities Fund	35
Main St. Growth and Income Fund	1,131	5,543
Main St. Small Cap Growth Fund	42
PIMCO Variable Insurance Trust
Emerging Markets Bond Portfolio	5
Low Duration Portfolio	1,094	11,786
Real Return Bond Portfolio	401	331
Total Return Bond Portfolio	781	3,163
Sun Capital Advisers Trust
All Cap S Class
Investment Grade Bond S Class	15
Real Estate Fund S Class	605	578
Real Estate Fund	458	1,472
Sun Capital Money Market S Class

Regatta (N.Y.), Regatta Gold (N.Y.), Regatta Extra (N.Y.), Regatta Masters Flex (N.Y.), Regatta Masters Extra (N.Y.), Regatta Masters Access (N.Y.), Regatta Masters Choice (N.Y.), Regatta Masters Reward (N.Y.), and Regatta Masters Select (N.Y.) Sub-Accounts Included in Sun Life Insurance and Annuity Company of New York Variable Account C

Notes to Financial Statements - continued

(4) Annuity Reserves

Annuity reserves are calculated using the 1983 Individual Annuitant Mortality Table and an assumed interest rate of 4% for Regatta (N.Y.) contracts and 3% for Regatta Gold (N.Y.) contracts with an annuity commencement date prior to January 1, 2000. Annuity reserves are calculated using the 2000 Individual Annuitant Mortality Table and an assumed interest rate of 4% for Regatta (N.Y.) contracts and 3% for Regatta Gold (N.Y.) and Regatta Extra (N.Y.) contracts with an annuity commencement date on or after January 1, 2000. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

(5) Investment Purchases and Sales

The following table shows the aggregate cost of shares purchased and proceeds from the sales of shares of the Funds for each Sub-Account for the year ended December 31, 2005:

	Purchases	Sales
Franklin Templeton Variable Insurance Products Trust
Franklin Mutual Shares Securities Fund	$417,444	$83,063
Templeton Growth Securities Fund Class 2	141,131	10,986
Templeton International Securities Fund	9,092,751	1,198,255
Franklin Small Cap Value Securities Fund	175,595	61,331
Liberty Variable Investment Trust
Wanger Select Fund	19,100	2,137
Lord Abbett Series Fund, Inc.
All Value Portfolio	32,995	49,021
Growth & Income Portfolio	6,862,474	1,777,381
Growth Opportunities	1,242,870	85,625
Mid-Cap Value	1,261,717	723,611
MFS/Sun Life Series Trust:
Bond S Class	106,011	70,556
Bond Series	490,470	665,863
Capital Appreciation S Class	40,670	30,637
Capital Appreciation Series	5,016,274	5,313,990
Capital Opportunities S Class	29,557	54,743
Capital Opportunities Series	87,851	1,015,402
Emerging Growth S Class	135,778	19,702
Emerging Growth Series	71,472	2,512,976
Emerging Markets Equity S Class	30,274	13,781
Emerging Markets Equity Series	829,551	368,734
Global Governments S Class	660	4,866
Global Governments Series	255,595	408,646
Global Growth S Class	19,748	7,348
Global Growth Series	367,782	1,743,307
Global Total Return S Class	70,858	46,493
Global Total Return Series	934,847	1,213,394
Government Securities S Class	4,656,021	939,335
Government Securities Series	704,581	2,451,683

Regatta (N.Y.), Regatta Gold (N.Y.), Regatta Extra (N.Y.), Regatta Masters Flex (N.Y.), Regatta Masters Extra (N.Y.), Regatta Masters Access (N.Y.), Regatta Masters Choice (N.Y.), Regatta Masters Reward (N.Y.), and Regatta Masters Select (N.Y.) Sub-Accounts Included in Sun Life Insurance and Annuity Company of New York Variable Account C

Notes to Financial Statements - continued

(5) Investment Purchases and Sales - continued

MFS/Sun Life Series Trust - continued:	Purchases	Sales
High Yield S Class	$1,395,088	$259,753
High Yield Series	746,219	2,940,085
International Growth S Class	1,811	5,329
International Growth Series	163,420	345,651
International Investors Trust S Class	31,750	38,869
International Value S Class	666,214	450,576
Managed Sectors S Class	77	23,119
Managed Sectors Series	58,050	5,043,878
Massachusetts Investors Growth Stock S Class	85,619	109,807
Massachusetts Investors Growth Stock Series	211,939	1,219,646
Massachusetts Investors Trust S Class	6,545,221	247,758
Massachusetts Investors Trust Series	871,695	7,377,200
Mid Cap Growth S Class	28,787	115,758
Mid Cap Value S Class	92,647	110,985
Money Market S Class	3,667,666	1,384,177
Money Market Series	3,534,400	5,408,807
New Discovery S Class	2,408,960	288,231
New Discovery Series	42,618	1,016,511
Research S Class	21,878	2,915
Research Series	296,697	3,369,204
Research Growth and Income S Class	183	1,793
Research Growth and Income Series	191,685	628,248
Research International S Class	1,458,913	355,063
Research International Series	346,469	331,095
Strategic Growth S Class	145,875	219,360
Strategic Growth Series	15,732	137,891
Strategic Income S Class	30,238	4,902
Strategic Income Series	569,350	303,674
Strategic Value S Class	22,879	29,628
Total Return S Class	32,091,197	3,425,063
Total Return Series	3,919,176	9,484,514
Utilities S Class	237,329	78,627
Utilities Series	1,470,049	2,364,380
Value S Class	228,643	162,710
Value Series	879,148	1,596,934
Oppenheimer Variable Account Funds
Capital Appreciation Fund	353,489	205,162
Global Securities Fund	321,467	24,018
Main St. Growth and Income Fund	10,867,306	808,851
Main St. Small Cap Growth Fund	206,979	37,064

Regatta (N.Y.), Regatta Gold (N.Y.), Regatta Extra (N.Y.), Regatta Masters Flex (N.Y.), Regatta Masters Extra (N.Y.), Regatta Masters Access (N.Y.), Regatta Masters Choice (N.Y.), Regatta Masters Reward (N.Y.), and Regatta Masters Select (N.Y.) Sub-Accounts Included in Sun Life Insurance and Annuity Company of New York Variable Account C

Notes to Financial Statements - continued

(5) Investment Purchases and Sales - continued

	Purchases	Sales
PIMCO Variable Insurance Trust
Emerging Markets Bond Portfolio	$226,496	$14,431
Low Duration Portfolio	11,274,069	1,405,185
Real Return Bond Portfolio	2,597,131	1,292,322
Total Return Bond Portfolio	1,212,166	373,080
Sun Capital Advisers Trust
Sun Capital Money Marker S Class	11,758	25
Investment Grade Bond S Class	99,712	6,613
Real Estate Fund S Class	2,120,579	206,426
Real Estate Fund	92,571	137,989
Sun Capital Money Market S Class	33,187	14,290

Regatta (N.Y.), Regatta Gold (N.Y.), Regatta Extra (N.Y.), Regatta Masters Flex (N.Y.), Regatta Masters Extra (N.Y.), Regatta Masters Access (N.Y.), Regatta Masters Choice (N.Y.), Regatta Masters Reward (N.Y.), and Regatta Masters Select (N.Y.) Sub-Accounts Included in Sun Life Insurance and Annuity Company of New York Variable Account C

Notes to Financial Statements - continued

(6) Financial Highlights

The summary of unit values, units outstanding for variable annuity contracts, net assets, investment income ratio, expense ratio's, excluding expenses of the underlying funds and the total return, for the years ended December 31, are as follows:
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
FMS
	December 31, 2005	36,128	$11.4756	to	$14.8645	$512,537	0.94%	1.35%	to	2.10%	8.24%	to	9.07%
	December 31, 2004	10,733	12.0029	to	13.6772	140,328	0.78	1.35	to	2.10	10.26	to	11.11
	December 31, 2003 (c)	3,938	11.7224	to	12.3538	48,049	-	1.65	to	2.10	17.22	to	23.02	(y)
FTG
	December 31, 2005	9,583	16.6698	to	16.8638	160,657	1.29	1.55	to	1.90	6.80	to	7.18
	December 31, 2004 (g)	1,307	15.6261	to	15.6980	20,450	0.47	1.65	to	1.85	13.87	to	14.11	(y)
FTI
	December 31, 2005	1,001,875	11.5856	to	16.3623	15,071,971	1.05	1.35	to	2.30	7.64	to	8.69
	December 31, 2004	427,612	12.5328	to	15.1080	6,081,325	0.84	1.35	to	2.30	15.80	to	16.92	(y)
	December 31, 2003 (d)	41,808	10.7884	to	12.9673	535,856	0.10	1.35	to	2.30	7.88	to	29.97	(y)
FVS
	December 31, 2005	22,483	14.4076	to	17.4724	373,043	0.75	1.35	to	2.10	6.49	to	7.30
	December 31, 2004	15,053	13.4815	to	16.3410	233,988	0.17	1.35	to	2.10	21.14	to	22.07	(y)
	December 31, 2003 (c)	1,159	12.5895	to	13.4342	15,062	0.15	1.65	to	2.10	25.89	to	29.88	(y)
WTF
	December 31, 2005 (h)	1,554	11.5003	to	11.5458	17,871	-	1.35	to	1.85	15.00	to	15.46
LAV
	December 31, 2005	8,046	12.3723	to	12.5157	100,042	0.31	1.35	to	1.90	4.93	to	5.51
	December 31, 2004 (g)	9,342	11.7915	to	11.8363	110,302	1.13	1.55	to	1.90	13.51	to	13.91	(y)
LA1
	December 31, 2005	879,242	10.6290	to	14.5279	11,598,746	1.26	1.35	to	2.30	0.88	to	1.86
	December 31, 2004	512,793	12.0678	to	14.3137	6,850,031	1.58	1.35	to	2.30	10.06	to	11.13	(y)
	December 31, 2003 (c)	74,789	10.9299	to	12.9263	940,155	2.54	1.65	to	2.30	9.30	to	28.79	(y)
LA9
	December 31, 2005	159,566	11.1508	to	11.5672	1,830,266	-	1.35	to	2.30	2.22	to	3.21
	December 31, 2004 (g)	55,012	11.0919	to	11.2069	613,360	-	1.35	to	2.30	8.67	to	9.73	(y)
LA2
	December 31, 2005	133,865	11.4941	to	16.2736	2,020,469	0.54	1.35	to	2.25	5.79	to	6.76
	December 31, 2004	101,211	13.3052	to	15.2966	1,468,192	0.66	1.35	to	2.30	21.18	to	22.36	(y)
	December 31, 2003 (d)	581	12.1352	to	12.5454	7,199	1.43	1.70	to	1.90	21.35	to	22.64	(y)
MF7
	December 31, 2005	47,319	10.4763	to	12.0404	541,384	5.82	1.35	to	2.10	(0.54)	to	0.22
	December 31, 2004	46,528	10.5273	to	12.0256	537,499	5.96	1.35	to	2.10	3.68	to	4.48	(y)
	December 31, 2003	27,268	10.1485	to	11.5220	303,064	3.43	1.45	to	2.10	1.48	to	7.84	(y)
	December 31, 2002 (a)	11,203	10.6700	to	10.6840	119,572	-	1.45	to	1.60	6.70	to	6.84
BDS
	December 31, 2005	163,530	13.9590			2,282,719	6.18	1.40	to	1.40	0.35
	December 31, 2004	187,739	13.9100			2,610,710	6.30	1.35	to	2.10	4.78
	December 31, 2003	214,107	13.2754			2,841,670	4.84	1.40			8.21
	December 31, 2002	189,891	12.2687			2,346,071	3.47	1.40			8.08
	December 31, 2001	104,737	11.3517			1,188,892	2.59	1.30	to	1.45	6.30
MFD
	December 31, 2005	18,561	10.2749	to	12.9125	192,046	0.39	1.45	to	1.90	(1.27)	to	(0.82)
	December 31, 2004	17,339	10.3757	to	13.0524	181,148	-	1.45	to	1.90	8.67	to	9.17
	December 31, 2003	19,323	9.5185	to	11.9862	185,103	-	1.45	to	1.90	12.92	to	26.49
	December 31, 2002 (a)	6,547	7.5366	to	7.5465	49,368	-	1.45	to	1.60	(24.63)	to	(24.53)
CAS
	December 31, 2005	1,225,268	13.4231	to	20.1918	19,137,284	0.64	1.40			(0.47)
	December 31, 2004	1,218,785	13.4868	to	20.2878	19,138,943	0.06	1.60	to	1.95	9.48
	December 31, 2003	2,308,546	12.3185	to	18.5303	21,200,026	-	1.40			26.93
	December 31, 2002	1,718,560	9.7046	to	14.5983	19,590,383	0.18	1.40			(33.32)
	December 31, 2001	2,149,799	14.5540	to	21.8936	37,055,148	0.36	1.25	to	1.45	(26.35)

(a) for the period March 1, 2002 (commencement of operations) through December 31, 2002.

(c) for the period June 1, 2003 (commencement of operations) through December 31, 2003.

(d) for the period July 1, 2003 (commencement of operations) through December 31, 2003.

(g) for the period February 2, 2004 (commencement of operations) through December 31, 2004.

(h) for the period April 25, 2005 (commencement of operations) through December 31, 2005.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

Regatta (N.Y.), Regatta Gold (N.Y.), Regatta Extra (N.Y.), Regatta Masters Flex (N.Y.), Regatta Masters Extra (N.Y.), Regatta Masters Access (N.Y.), Regatta Masters Choice (N.Y.), Regatta Masters Reward (N.Y.), and Regatta Masters Select (N.Y.) Sub-Accounts Included in Sun Life Insurance and Annuity Company of New York Variable Account C

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
CO1
	December 31, 2005	3,422	$10.5893	to	13.7698	$44,845	1.03%	1.35	% to	1.90%	(0.61)%	to	(0.05)%
	December 31, 2004	6,354	10.5595	to	12.8882	69,158	0.29	1.45	to	1.85	10.44	to	10.89	(y)
	December 31, 2003	4,850	9.5373	to	9.5644	46,280	0.14	1.45	to	1.60	25.96	to	26.15
	December 31, 2002 (a)	5,419	7.5719	to	7.5819	41,040	0.05	1.45	to	1.60	(24.28)	to	(24.18)
COS
	December 31, 2005	184,033	13.2996			2,447,558	0.98	1.40			0.24
	December 31, 2004	254,152	13.2677			3,371,736	0.49	1.40			11.24
	December 31, 2003	298,753	11.9276			3,563,173	0.35	1.40			26.53
	December 31, 2002	349,823	9.4264			3,297,434	0.09	1.40			(31.36)
	December 31, 2001	506,229	13.7322			6,950,523	-	1.30	to	1.45	(26.00)
MFF
	December 31, 2005	21,068	11.3274	to	14.6297	262,983	-	1.35	to	1.90	6.84	to	7.43
	December 31, 2004	10,936	10.5705	to	13.6659	124,762	-	1.45	to	1.90	10.81	to	11.32	(y)
	December 31, 2003	8,001	9.5100	to	12.3073	82,229	-	1.45	to	1.85	15.47	to	29.24	(y)
	December 31, 2002 (a)	3,308	7.3697	to	7.3794	24,395	-	1.45	to	1.60	(26.30)	to	(26.21)
EGS
	December 31, 2005	610,176	15.1231			9,280,671	-	1.40			7.64
	December 31, 2004	773,079	14.0503			10,926,938	-	1.40			11.67
	December 31, 2003	978,305	12.5815			12,374,317	-	1.40			29.68
	December 31, 2002	1,179,567	9.7019			11,550,959	-	1.40			(35.09)
	December 31, 2001	1,536,602	14.9457			23,049,534	-	1.30	to	1.45	(35.49)
EM1
	December 31, 2005	6,181	22.8109	to	22.9454	141,368	0.52	1.45	to	1.60	34.27	to	34.47
	December 31, 2004	5,451	16.9889	to	17.0632	92,805	0.91	1.45	to	1.60	24.85	to	25.04
	December 31, 2003	4,623	13.6074	to	13.6461	62,962	0.47	1.45	to	1.60	49.70	to	49.92
	December 31, 2002 (a)	3,271	9.0901	to	9.1020	29,730	-	1.45	to	1.60	(9.10)	to	(8.98)
FCE
	December 31, 2005	84,999	16.5879			1,453,126	0.67	1.40			34.88
	December 31, 2004	53,476	12.2981			691,507	1.01	1.40			25.42
	December 31, 2003	55,648	9.8055			545,836	0.44	1.40			50.50
	December 31, 2002	42,762	6.5154			278,736	0.99	1.40			(3.29)
	December 31, 2001	30,074	6.7371			202,679	-	1.30	to	1.45	(2.41)
GG1
	December 31, 2005	441	13.3529			5,888	9.56	1.60			(8.97)
	December 31, 2004	770	14.6689			11,287	9.70	1.60			8.04
	December 31, 2003 (c)	329	13.5776			4,462	-	1.60			13.46			(y)
GGS
	December 31, 2005	81,491	13.8573	to	16.9267	1,283,646	10.46	1.40			(8.48)
	December 31, 2004	100,431	15.1418	to	18.4956	1,721,361	12.70	1.40			8.54
	December 31, 2003	228,740	13.9510	to	17.0411	1,950,149	5.23	1.40			14.00
	December 31, 2002	155,972	12.2376	to	14.9481	2,121,418	-	1.40			18.96
	December 31, 2001	194,789	10.2875	to	12.5661	2,293,608	-	1.25	to	1.45	(3.50)
GG2
	December 31, 2005	4,395	13.7937	to	16.0191	63,039	0.23	1.45	to	1.85	7.71	to	8.15
	December 31, 2004	3,372	12.7739	to	14.8498	44,815	0.31	1.45	to	1.85	13.27	to	13.73	(y)
	December 31, 2003	1,142	11.2486	to	13.0899	13,101	0.30	1.60	to	1.70	24.40	to	32.97
	December 31, 2002 (a)	1,059	8.4597			8,956	-	1.60			(15.40)
GGR
	December 31, 2005	304,648	19.6936	to	23.1251	6,475,959	0.48		1.40		8.52
	December 31, 2004	374,143	18.1476	to	21.3097	7,278,975	0.48		1.40		14.01
	December 31, 2003	424,744	15.9174	to	18.6909	7,217,536	0.49		1.40		33.57
	December 31, 2002	506,440	11.9165	to	13.9928	6,488,943	0.29		1.40		(20.48)
	December 31, 2001	701,394	14.9862	to	17.5974	11,227,056	0.70	1.30	to	1.45	(20.80)
GT2
	December 31, 2005	20,792	14.2701	to	14.3542	297,996	3.80	1.45	to	1.60	1.89	to	2.04
	December 31, 2004	20,779	14.0056	to	14.0668	292,001	2.38	1.45	to	1.60	15.00	to	15.18
	December 31, 2003	19,492	12.1786	to	12.2132	237,958	2.28	1.45	to	1.60	20.57	to	20.76	(y)
	December 31, 2002 (a)	15,432	10.1005	to	10.1138	156,077	-	1.45			1.14

(a) For the period March 1, 2002 (commencement of operations) through December 31, 2002.

(c) For the period June 1, 2003 (commencement of operations) through December 31, 2003.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added the sub-account during the period. See footnote ****

Regatta (N.Y.), Regatta Gold (N.Y.), Regatta Extra (N.Y.), Regatta Masters Flex (N.Y.), Regatta Masters Extra (N.Y.), Regatta Masters Access (N.Y.), Regatta Masters Choice (N.Y.), Regatta Masters Reward (N.Y.), and Regatta Masters Select (N.Y.) Sub-Accounts Included in Sun Life Insurance and Annuity Company of New York Variable Account C

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
GTR
	December 31, 2005	237,423	$19.7207			$4,797,953	4.38%	1.40%			2.33%
	December 31, 2004	275,475	19.2709			5,433,092	2.58	1.40			15.50
	December 31, 2003	311,789	16.6854			5,234,115	2.21	1.40			21.28
	December 31, 2002	222,222	13.7581			3,085,612	1.99	1.40			(0.79)
	December 31, 2001	284,489	13.8673			3,983,458	4.12	1.30	to	1.45	(7.49)
MFK
	December 31, 2005	899,358	9.9338	to	10.9515	9,243,056	4.10	1.35	to	2.30	(0.33)%	to	0.63
	December 31, 2004	551,828	9.9670	to	10.8936	5,688,851	4.60	1.35	to	2.30	1.16	to	2.15	(y)
	December 31, 2003	216,545	9.8525	to	10.6753	2,212,594	1.78	1.45	to	2.30	(1.48)	to	0.66	(y)
	December 31, 2002 (a)	31,653	10.6196	to	10.6336	336,275	2.07	1.45	to	1.60	6.20	to	6.34
GSS
	December 31, 2005	462,759	15.0138	to	17.0563	7,297,597	4.83	1.40			0.89
	December 31, 2004	593,930	14.8808	to	16.9051	9,252,213	5.79	1.40			2.32
	December 31, 2003	1,289,650	14.5427	to	16.5211	12,166,611	4.55	1.40			0.74
	December 31, 2002	1,064,704	14.4361	to	16.3999	16,023,249	4.33	1.40			8.29
	December 31, 2001	826,525	13.3313	to	15.1449	11,688,461	5.48	1.25	to	1.45	5.96
MFC
	December 31, 2005	203,374	10.1115	to	13.6278	2,467,430	7.69	1.35	to	2.30	(0.40)	to	0.56
	December 31, 2004	115,049	11.1322	to	13.5996	1,435,092	6.12	1.35	to	2.30	6.85	to	7.89	(y)
	December 31, 2003	39,343	10.3852	to	12.6501	466,350	3.45	1.45	to	2.30	3.85	to	19.45	(y)
	December 31, 2002 (a)	4,918	10.1246	to	10.1379	49,809	15.55	1.45	to	1.60	1.25	to	1.38
HYS
	December 31, 2005	410,540	15.0602	to	19.0475	6,386,367	8.70	1.40			0.79
	December 31, 2004	587,434	14.9426	to	18.8988	9,104,555	8.07	1.40			8.03
	December 31, 2003	930,566	13.8321	to	17.4943	10,639,033	9.07	1.40			19.76
	December 31, 2002	800,400	11.5494	to	14.6072	9,711,508	10.18	1.40			1.28
	December 31, 2001	984,957	11.4032	to	14.4223	11,839,253	9.68	1.25	to	1.45	0.34
IG1
	December 31, 2005	3,758	16.3762	to	16.4727	61,815	0.70	1.45	to	1.60	12.80	to	12.97
	December 31, 2004	3,964	14.5186	to	14.5820	57,748	0.37	1.45	to	1.60	16.68	to	16.86
	December 31, 2003	4,503	12.4432	to	12.4785	56,145	0.64	1.45	to	1.60	36.14	to	36.35
	December 31, 2002 (a)	2,033	9.1398	to	9.1518	18,596		1.45	to	1.60	(8.60)	to	(8.48)
FCG
	December 31, 2005	113,047	14.9579			1,769,881	0.99	1.40			13.33
	December 31, 2004	125,684	13.1987			1,731,653	0.57	1.40			17.29
	December 31, 2003	127,529	11.2527			1,443,243	0.74	1.40			36.75
	December 31, 2002	149,436	8.2285			1,236,050	0.53	1.40			(13.10)
	December 31, 2001	142,195	9.4694			1,353,948	0.70	1.30	to	1.45	(17.06)
MI1
	December 31, 2005	6,616	18.0029			119,127	0.99	1.60	to	1.60	13.10
	December 31, 2004	7,212	15.9177			114,798	0.68	1.60			25.69
	December 31, 2003	5,663	12.6638			71,708	0.78	1.60			31.07
	December 31, 2002	5,003	9.6620			48,342		1.60			(3.88)
MII
	December 31, 2005	155,225	21.1517			3,341,909	1.12	1.40			13.63
	December 31, 2004	145,667	18.6144			2,773,078	0.78	1.40			26.25
	December 31, 2003	158,835	14.7437			2,368,837	1.08	1.40			31.78
	December 31, 2002 (a)	193,097	11.1880			2,185,230	0.82	1.40			(7.24)
	December 31, 2001	212,897	12.0613			2,597,478	0.31	1.30	to	1.45	(15.77)
MS1
	December 31, 2005	-	-			-	0.32	0.47			(7.80)
	December 31, 2004	2,429	10.2696			24,966	-	1.60			4.74
	December 31, 2003	3,173	9.8052			31,123	-	1.60			22.91
	December 31, 2002 (a)	3,173	7.9776			25,313	-	1.60			(20.22)
	December 31, 2001	78,580	9.6140	to	9.6377	756,187	-	1.15	to	1.85	(3.86)	to	(3.62)

(a) for the period March 1, 2002 (commencement of operations) through December 31, 2002.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

Regatta (N.Y.), Regatta Gold (N.Y.), Regatta Extra (N.Y.), Regatta Masters Flex (N.Y.), Regatta Masters Extra (N.Y.), Regatta Masters Access (N.Y.), Regatta Masters Choice (N.Y.), Regatta Masters Reward (N.Y.), and Regatta Masters Select (N.Y.) Sub-Accounts Included in Sun Life Insurance and Annuity Company of New York Variable Account C

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
MSS
	December 31, 2005	-	$-	to	$ -	$-	0.55%	0.53%			(7.64)%
	December 31, 2004	354,963	13.4264	to	18.7774	5,389,428	0.04	1.40			5.21
	December 31, 2003	659,176	12.7610	to	17.8468	6,263,547	-	1.40			23.56
	December 31, 2002	518,515	10.3281	to	14.4442	6,079,132	-	1.40			(27.01)
	December 31, 2001	675,147	14.1506	to	19.7902	10,845,725	-	1.25	to	1.45	(36.41)
M1B
	December 31, 2005	64,029	10.2812	to	12.3920	744,927	0.29	1.35	to	2.10	1.97	to	2.75
	December 31, 2004	65,643	10.0311	to	12.1028	741,052	-	1.35	to	2.10	7.05	to	7.88	(y)
	December 31, 2003	34,831	9.3224	to	11.2591	344,319	-	1.45	to	2.10	11.02	to	21.07
	December 31, 2002 (a)	17,191	7.7120	to	7.7222	132,655	0.12	1.45	to	1.60	(22.78)	to	(22.77)
MIS
	December 31, 2005	555,446	8.2787			4,661,601	0.53	1.40			2.94
	December 31, 2004	674,360	8.0426			5,496,754	0.07	1.60			8.09
	December 31, 2003	768,535	7.4405			5,795,930	-	1.40			21.68
	December 31, 2002	810,817	6.1146			5,047,465	0.15	1.40			(29.05)
	December 31, 2001	882,693	8.6184			7,712,417	0.11	1.30	to	1.45	(25.94)
MFL
	December 31, 2005	544,820	11.0803	to	13.4086	7,009,985	0.70	1.35	to	2.30	4.96	to	5.97
	December 31, 2004	31,545	10.7944	to	12.6977	358,773	0.75	1.35	to	1.90	9.61	to	10.23	(y)
	December 31, 2003	24,551	9.8178	to	11.5607	245,283	0.91	1.45	to	1.90	13.94	to	20.68
	December 31, 2002 (a)	11,990	8.1481	to	8.1588	97,728		1.45	to	1.60	(18.52)	to	(18.41)
MIT
	December 31, 2005	1,453,559	17.0852	to	25.2526	26,911,091	0.98	1.40			6.22
	December 31, 2004	1,820,277	16.0844	to	23.7734	31,632,895	1.06	1.40			10.44
	December 31, 2003	2,266,305	14.5644	to	21.5267	35,815,638	1.15	1.40			21.14
	December 31, 2002	2,710,773	12.0229	to	17.7703	35,510,594	1.04	1.40			(22.32)
	December 31, 2001	3,411,049	15.4765	to	22.8749	57,479,906	0.81	1.25	to	1.45	(16.90)
MC1
	December 31, 2005	28,801	9.5902	to	15.1887	392,453	-	1.35	to	2.30	0.42	to	1.39
	December 31, 2004	35,363	9.4823	to	15.0330	470,521	-	1.35	to	2.30	11.65	to	12.74	(y)
	December 31, 2003	22,053	8.4323	to	13.3820	261,590	-	1.45	to	2.30	5.11	to	35.34
	December 31, 2002 (a)	4,031	6.2399	to	6.2481	25,158	-	1.45	to	1.60	(37.60)	to	(37.52)
MCV
	December 31, 2005	28,705	12.8913	to	16.4956	450,271	-	1.35	to	2.30	4.94	to	5.96
	December 31, 2004	33,452	12.1975	to	15.6236	494,325	-	1.35	to	2.30	18.94	to	20.10	(y)
	December 31, 2003	22,736	10.1817	to	13.0549	284,020	0.01	1.45	to	2.30	9.89		29.99	(y)
	December 31, 2002 (b)	488	7.8444	to	7.8524	3,829	-	1.60			(21.56)
MM1
	December 31, 2005	612,159	9.6807	to	10.1065	6,032,904	2.53	1.35	to	2.30	0.11	to	1.08
	December 31, 2004	384,369	9.6501	to	9.9033	3,749,415	-	1.35	to	2.30	(1.75)	to	(0.79)
	December 31, 2003	107,975	9.8014	to	9.9746	1,067,194	0.28	1.60	to	2.30	(1.73)	to	(0.25	)(y)
	December 31, 2002 (a)	197	9.9468			1,961	1.33	1.60			(0.53)
MMS
	December 31, 2005	455,219	11.9717	to	13.1369	5,662,703	2.66	1.40			1.31
	December 31, 2004	611,796	11.8175	to	12.9676	7,539,180	0.79	1.40			(0.57)
	December 31, 2003	1,206,753	11.8852	to	13.0420	11,860,929	0.65	1.40			(0.76)
	December 31, 2002	1,431,492	11.9762	to	13.1419	18,161,198	1.24	1.40			(0.12)
	December 31, 2001	1,324,378	11.9911	to	13.1582	16,876,261	3.55	1.25	to	1.45	2.34
M1A
	December 31, 2005	308,542	10.5482	to	13.9648	3,866,178	-	1.35	to	2.30	2.55	to	3.54
	December 31, 2004	124,003	10.2130	to	13.5348	1,497,825	-	1.35	to	2.30	4.74	to	5.77	(y)
	December 31, 2003	19,393	9.6809	to	12.8427	193,197	-	1.45	to	1.90	23.66	to	33.06
	December 31, 2002 (a)	18,776	7.2869	to	7.2965	136,905	-	1.45	to	1.60	(27.13)	to	(27.04)
NWD
	December 31, 2005	137,801	14.2734			1,998,705	-	1.40			3.76
	December 31, 2004	208,136	13.7565			2,896,003	-	1.40			6.00
	December 31, 2003	223,353	12.9781			2,931,081	-	1.40			33.42
	December 31, 2002	237,152	9.7270			2,332,257	-	1.40			(34.38)
	December 31, 2001	254,495	14.8233			3,808,507	-	1.30	to	1.45	(6.43)

(a) for the period March 1, 2002 (commencement of operations) through December 31, 2002.

(b) for the period May 1, 2002 (commencement of operations) through August 2, 2002.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

Regatta (N.Y.), Regatta Gold (N.Y.), Regatta Extra (N.Y.), Regatta Masters Flex (N.Y.), Regatta Masters Extra (N.Y.), Regatta Masters Access (N.Y.), Regatta Masters Choice (N.Y.), Regatta Masters Reward (N.Y.), and Regatta Masters Select (N.Y.) Sub-Accounts Included in Sun Life Insurance and Annuity Company of New York Variable Account C

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
RE1
	December 31, 2005	10,280	$11.7631	to	$ 14.1480	$127,473	0.35%	1.45%	to	1.90%	5.32%	to	6.15%
	December 31, 2004	8,838	11.0982	to	13.3891	101,024		1.45	to	1.90	13.34	to	13.86	(y)
	December 31, 2003	6,547	9.7622	to	9.7880	63,947	0.33	1.45	to	1.60	23.01	to	23.20	(y)
	December 31, 2002 (a)	1,276	7.9359		7.9464	10,124	1.36	1.60			(20.64)
RES
	December 31, 2005	824,261	16.1060			13,288,164	0.57	1.40			6.52
	December 31, 2004	1,015,710	15.1201			15,379,310	0.93	1.40			14.23
	December 31, 2003	1,200,316	13.2370			15,908,316	0.85	1.40			23.59
	December 31, 2002	1,429,972	10.7105			15,332,331	0.42	1.40			(26.18)
	December 31, 2001	1,906,941	14.5082			27,680,663	0.03	1.30	to	1.45	(22.48)
RG1
	December 31, 2005	3,460	11.8893	to	11.9594	41,298	0.44	1.45	to	1.60	4.69	to	4.85
	December 31, 2004	3,559	11.3565	to	11.4062	40,524	0.47	1.45	to	1.60	12.46	to	12.63
	December 31, 2003	3,456	10.0987	to	10.1274	34,963	0.58	1.45	to	1.60	25.46	to	25.65
	December 31, 2002 (a)	3,173	8.0495	to	8.0601	25,565		1.45	to	1.60	(19.50)	to	(19.40)
RGS
	December 31, 2005	174,420	14.2962			2,507,227	0.70	1.40			5.09
	December 31, 2004	204,453	13.6039			2,805,277	0.67	1.40			13.04
	December 31, 2003	215,089	12.0342			2,610,268	0.81	1.40			26.10
	December 31, 2002	245,892	9.5433			2,364,543	0.69	1.40			(22.49)
	December 31, 2001	266,116	12.3124			3,299,105	0.45	1.30	to	1.45	(12.13)
RI1
	December 31, 2005	171,687	12.2908	to	17.7904	2,823,350	0.53	1.35	to	2.25	13.59	to	14.63
	December 31, 2004	93,242	13.0284	to	15.5751	1,377,925	0.32	1.35	to	2.25	18.23	to	19.32	(y)
	December 31, 2003	20,234	12.0499	to	13.0994	255,695	0.21	1.45	to	2.10	26.13	to	31.47
	December 31, 2002 (a)	3,371	9.1793	to	9.1914	30,944		1.40			(8.21)	to	(8.09)
RSS
	December 31, 2005	97,912	15.6089			1,528,297	0.77	1.40			14.96
	December 31, 2004	95,205	13.5781			1,293,283	0.48	1.40			19.52
	December 31, 2003	90,142	11.3603			1,024,519	0.63	1.40			32.01
	December 31, 2002	91,617	8.6056			788,787	0.25	1.40			(12.70)
	December 31, 2001	85,319	9.8579			841,013	0.81	1.30	to	1.45	(18.90)
SG1
	December 31, 2005	86,895	10.1034	to	12.7877	1,075,147	0.12	1.35	to	2.30	(1.15)	to	(0.19)
	December 31, 2004	91,082	10.1483	to	12.8576	1,135,154		1.35	to	2.30	4.12	to	5.14	(y)
	December 31, 2003	57,154	9.6768	to	12.2726	684,286		1.60	to	2.30	5.92	to	25.02
	December 31, 2002 (a)	501	7.7404			3,882		1.60			(22.60)
SGS
	December 31, 2005	45,047	5.7700			315,301	0.43	1.40
	December 31, 2004	65,477	5.7697			436,200		1.40			5.35
	December 31, 2003	75,194	5.4770			412,092		1.40			25.77
	December 31, 2002	64,100	4.3547			279,343		1.40			(31.07)
	December 31, 2001	91,155	6.3172			575,848		1.30	to	1.45	(25.68)
SI1
	December 31, 2005	12,321	10.9434	to	12.3750	150,317	6.76	1.45	to	2.10	(0.52)	to	0.14
	December 31, 2004	10,974	11.0007	to	12.3579	133,793	4.34	1.45	to	2.10	5.56	to	6.26
	December 31, 2003	11,880	10.4214	to	11.6298	137,129	3.74	1.45	to	2.10	4.21	to	10.85	(y)
	December 31, 2002 (a)	7,443	10.4780	to	10.4918	78,016		1.45	to	1.60	4.78	to	4.92
SIS
	December 31, 2005	127,158	13.2500			1,684,849	7.04	1.40			0.49
	December 31, 2004	115,341	13.1860			1,520,896	4.65	1.40			6.55
	December 31, 2003	103,290	12.3757			1,278,288	4.36	1.40			11.33
	December 31, 2002	68,782	11.1163			764,611	4.41	1.40			6.00
	December 31, 2001	48,448	10.4868			508,084	3.11	1.30	to	1.45	1.92
SVS
	December 31, 2005	8,755	11.1193	to	14.3873	117,542	0.81	1.45	to	1.90	(2.60)	to	(2.16)
	December 31, 2004	10,727	11.3182	to	14.7416	140,840	0.26	1.45	to	1.90	15.53	to	16.06	(y)
	December 31, 2003 (c)	2,637	9.7920	to	12.7343	27,977		1.45	to	1.90	17.75	to	25.17	(y)

(a) for the period March 1, 2002 (commencement of operations) through December 31, 2002.

(c) for the period June 1, 2003 (commencement of operations) through December 31, 2003.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

Regatta (N.Y.), Regatta Gold (N.Y.), Regatta Extra (N.Y.), Regatta Masters Flex (N.Y.), Regatta Masters Extra (N.Y.), Regatta Masters Access (N.Y.), Regatta Masters Choice (N.Y.), Regatta Masters Reward (N.Y.), and Regatta Masters Select (N.Y.) Sub-Accounts Included in Sun Life Insurance and Annuity Company of New York Variable Account C

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
				Unit Fair Value			Income		Expense Ratio		Total Return
		Units		lowest to highest		Net Assets	Ratio*		lowest to highest**		lowest to highest***
MFJ
	December 31, 2005	4,829,607	$10.4399	to	$ 12.8828	$58,024,496	2.20%	1.35%	to	2.30%	0.45	% to	1.43%
	December 31, 2004	2,463,547	11.4940	to	12.7465	29,877,682	1.94	1.35	to	2.30	8.58	to	9.64	(y)
	December 31, 2003	420,181	10.5516	to	11.6673	4,718,337	1.98	1.35	to	2.30	5.52	to	15.14	(y)
	December 31, 2002 (a)	106,131	9.4345	to	9.4469	1,002,290	0.69	1.45	to	1.60	(5.66	) to	(5.53)
TRS
	December 31, 2005	1,702,854	19.8165	to	26.2834	36,706,948	2.71	1.40				1.60
	December 31, 2004	2,026,951	19.5035	to	25.8684	43,249,220	2.55	1.40				9.93
	December 31, 2003	3,136,523	17.7421	to	23.5321	46,500,860	3.43	1.40				15.53
	December 31, 2002	2,734,379	15.3567	to	20.3682	46,320,941	3.17	1.40				(7.02)
	December 31, 2001	2,874,669	16.5156	to	21.9054	53,044,006	3.48	1.25	to	1.45		(0.88)
MFE
	December 31, 2005	23,573	12.4397	to	21.4676	421,576	0.69	1.35	to	1.90	14.76	to	15.46
	December 31, 2004	13,683	14.7396	to	18.6691	211,362	1.61	1.60	to	1.90	27.54	to	27.93	(y)
	December 31, 2003	8,106	12.0079	to	14.6081	97,904		1.65	to	1.90	(20.08	) to	33.85	(y)
	December 31, 2002 (a)	566	8.6075			4,873	8.53		1.60			(13.92)
UTS
	December 31, 2005	356,174	25.9861	to	34.8457	9,861,655	0.99		1.40			15.68
	December 31, 2004	388,146	22.4641	to	30.1230	9,297,913	1.99		1.40			28.57
	December 31, 2003	443,600	17.4725	to	23.4295	8,283,068	3.17		1.40			34.38
	December 31, 2002	478,770	13.0025	to	17.4356	6,618,318	3.82		1.40			(24.90)
	December 31, 2001	746,582	17.3147	to	23.2179	13,581,401	3.86	1.25	to	1.45		(25.36)
MV1
	December 31, 2005	106,028	10.9459	to	14.3229	1,436,246	1.14	1.35	to	2.10	4.12	to	4.91
	December 31, 2004	100,522	12.2231	to	13.7009	1,300,778	1.11	1.35	to	2.10	12.76	to	13.62	(y)
	December 31, 2003	49,505	10.7850	to	12.1013	555,117	1.31	1.45	to	2.10	19.27	to	23.27
	December 31, 2002 (a)	25,856	8.7622	to	8.7737	226,673	0.64	1.45	to	1.60	(12.38	) to	(12.26)
MVS
	December 31, 2005	461,544	14.6101			6,743,170	1.40		1.40			5.13
	December 31, 2004	511,261	13.8973			7,105,118	1.31		1.40			13.92
	December 31, 2003	536,813	12.1988			6,548,504	1.63		1.40			23.59
	December 31, 2002	573,552	9.8707			5,694,570	0.77		1.40			(14.77)
	December 31, 2001	382,352	11.5813			4,428,169	0.44	1.30	to	1.45		(8.77)
OCA
	December 31, 2005	119,613	10.6384	to	13.5615	1,553,023	0.68	1.35	to	2.30	2.46	to	3.45
	December 31, 2004	105,606	11.2637	to	13.1557	1,336,987	0.19	1.35	to	2.30	4.16	to	5.17	(y)
	December 31, 2003 (c)	52,771	10.7535	to	12.5533	648,175		1.35	to	2.30	7.53	to	28.47	(y)
OGG
	December 31, 2005	34,077	12.2124	to	13.8445	465,228	0.48	1.35	to	1.90	11.90	to	12.52
	December 31, 2004 (g)	10,232	12.2305	to	12.3035	125,314	0.50	1.35	to	1.90	16.61	to	17.27	(y)
OMG
	December 31, 2005	1,349,644	10.7716	to	13.2587	16,985,237	0.83	1.35	to	2.30	3.32	to	4.32
	December 31, 2004	504,529	11.4234	to	12.7551	6,176,660	0.13	1.35	to	2.30	6.63	to	7.67	(y)
	December 31, 2003 (c)	5,592	11.7085	to	11.8889	66,347		1.65	to	1.90	17.08	to	24.29	(y)
OMS
	December 31, 2005	18,961	13.5865	to	17.5539	311,642		1.35	to	2.10	7.42	to	8.24
	December 31, 2004	8,062	12.6034	to	16.2753	115,669		1.35	to	2.10	16.67	to	17.57	(y)
	December 31, 2003 (f)	898	13.1022	to	13.1405	11,791		1.65	to	2.10	31.02	to	31.41
PMB
	December 31, 2005	13,934	17.2965	to	18.2643	249,962	5.39	1.35	to	1.90	8.68	to	9.29
	December 31, 2004 (g)	2,016	15.9144	to	16.6352	32,670	3.71	1.55	to	1.90	9.99	to	10.38	(y)
PLD
	December 31, 2005	1,778,199	9.8235	to	10.0216	17,682,317	2.92	1.35	to	2.30	(1.30	) to	(0.35)
	December 31, 2004 (g)	807,314	9.9532	to	10.0564	8,076,230	1.35	1.35	to	2.30	(0.50	) to	0.47	(y)
PRR
	December 31, 2005	201,615	10.2208	to	12.0220	2,221,542	2.88	1.35	to	2.05	0.01	to	0.72
	December 31, 2004	86,845	10.7964	to	11.9780	960,293		1.35	to	2.05	6.68	to	7.44	(y)
	December 31, 2003 (c)	7,757	10.0967	to	11.1879	83,631	0.70	1.35	to	1.90	0.97	to	7.00	(y)

(a) for the period March 1, 2002 (commencement of operations) through December 31, 2002.

(c) for the period June 1, 2003 (commencement of operations) through December 31, 2003.

(f) for the period October 1, 2003 (commencement of operations) through December 31, 2003.

(g) for the period February 2, 2004 (commencement of operations) through December 31, 2004.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

Regatta (N.Y.), Regatta Gold (N.Y.), Regatta Extra (N.Y.), Regatta Masters Flex (N.Y.), Regatta Masters Extra (N.Y.), Regatta Masters Access (N.Y.), Regatta Masters Choice (N.Y.), Regatta Masters Reward (N.Y.), and Regatta Masters Select (N.Y.) Sub-Accounts Included in Sun Life Insurance and Annuity Company of New York Variable Account C

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
PTR
	December 31, 2005	217,983	$10.1738	to $	11.1726	$2,333,104	3.46%	1.35%	to	2.30%	0.10	% to	1.13%
	December 31, 2004	144,404	10.2161	to	11.0931	1,551,228	1.91	1.35	to	2.30	2.47	to	3.47	(y)
	December 31, 2003 (c)	72,474	9.9695	to	10.7591	756,512	2.29	1.65	to	2.30	(0.30	) to	3.26	(y)
SSA
	December 31, 2005 (x)	966	10.6584	to	10.9132	10,453		1.35	to	1.70	(2.65	) to	(2.31)
	December 31, 2004 (g)
IGB
	December 31, 2005	9,809	10.0366	to	10.4083	100,797	4.53	1.35	to	1.90	(0.19	) to	0.36
	December 31, 2004 (g)	950	10.3370	to	10.3514	9,825	3.80	1.55	to	1.70	3.37	to	3.51
SRE
	December 31, 2005	214,281	11.8388	to	13.4410	2,842,031	1.44	1.35	to	2.30	6.86	to	7.89
	December 31, 2004 (g)	71,956	12.3482	to	12.4577	892,341		1.35	to	2.30	23.48	to	24.58
SC3
	December 31, 2005	31,220	15.3628	to	20.0460	589,534	1.53	1.35	to	2.30	7.16	to	8.19
	December 31, 2004	36,312	14.2570	to	18.5935	637,209	1.72	1.35	to	2.30	30.25	to	31.52
	December 31, 2003 (c)	24,813	10.8848	to	14.1883	332,092		1.35	to	2.30	8.85	to	33.64	(y)
CMM
	December 31, 2005 (h)	1,879	10.0463	to	10.0862	18,897	1.54	1.35	to	1.85	0.46	to	0.86

(c) for the period June 1, 2003 (commencement of operations) through December 31, 2003.

(g) for the period February 2, 2004 (commencement of operations) through December 31, 2004.

(h) for the period April 25, 2005 (commencement of operations) through December 31, 2005.

(x) fund open in prior year, first activity in current year.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

* Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

** Ratio represents the annualized contract expenses of the separate account. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expense of the underlying fund are excluded.

*** Represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

**** Amounts below reflect total return as previously reported.
	Total Return			Total Return
	lowest to highest			lowest to highest
	as previously reported			as previously reported
	for the period ended			for the period ended
	December 31, 2004			December 31, 2003

FMS	-		-%	17.22	to	23.54%
FTG	56.26	to	56.98	-		-
FTI	15.80	to	46.76	7.88	to	29.67
FVS	21.14	to	52.64	25.89	to	34.34
LAV	17.92	to	18.36	-		-
LA1	10.06	to	31.43	9.30	to	29.26
LA9	10.92	to	12.07	-		-
LA2	21.68	to	51.60	21.35	to	25.45
MF7	3.68	to	6.12	1.48	to	14.38
CO1	10.72	to	28.88	-		-
MFF	10.87	to	36.05	16.18	to	46.08
GG1	-		-	35.78
GG2	13.44	to	40.77	-		-
GT2	-		-	20.42	to	20.76
MFK	(0.25)	to	2.90	(1.48	) to	2.40
MFC	6.85	to	12.13	3.85	to	26.50
M1B	7.05	to	19.32	-		-
MFL	9.61	to	25.27	-		-
MC1	11.65	to	18.58	-		-

Regatta (N.Y.), Regatta Gold (N.Y.), Regatta Extra (N.Y.), Regatta Masters Flex (N.Y.), Regatta Masters Extra (N.Y.), Regatta Masters Access (N.Y.), Regatta Masters Choice (N.Y.), Regatta Masters Reward (N.Y.), and Regatta Masters Select (N.Y.) Sub-Accounts Included in Sun Life Insurance and Annuity Company of New York Variable Account C

Notes to Financial Statements - continued

(6) Financial Highlights - continued

		Total Return		Total Return
		lowest to highest		lowest to highest
		as previously reported		as previously reported
		for the period ended		for the period ended
		December 31, 2004		December 31, 2003

MCV	18.94	to	32.07%	2.08	to	30.55%
MM1	-		-	(1.99	)to	(0.25)
M1A	5.17	to	34.14	-		-
RE1	13.69	to	33.89	(2.10	)to	23.01
RI1	18.41	to	49.81	-		-
SG1	1.93	to	11.44	-		-
SI1	-		-	4.21	to	15.24
SVS	13.18	to	16.06	(2.08	)to	27.34
MFJ	8.80	to	19.80	5.52	to	16.67
MFE	47.40	to	85.86	(2.37	)to	46.08
MV1	12.76	to	35.00	-		-
OCA	4.16	to	12.91	7.53	to	25.53
OGG	22.31	to	23.04	-		-
OMG	7.07	to	26.41	17.08	to	18.89
OMS	16.67	to	62.75	-		-
PMB	59.14	to	66.35	-		-
PLD	(0.47	) to	0.56	-		-
PRR	6.84	to	9.37	0.97	to	11.88
PTR	2.47	to	4.48	(0.30	)to	7.59
SC3	-		-	8.85	to	41.88

Report of Independent Registered Public Accounting Firm

To the Contract Owners in Regatta (N.Y.), Regatta Gold (N.Y.), Regatta Extra (N.Y.), Regatta Masters Flex (N.Y.), Regatta Masters Extra (N.Y.), Regatta Masters Access (N.Y.), Regatta Masters Choice (N.Y.) Regatta Masters Reward (N.Y.) and Regatta Masters Select (N.Y.) Sub-Accounts and the Board Directors of Sun Life Insurance and Annuity Company of New York:

We have audited the accompanying statements of condition of Franklin Mutual Shares Securities Series Sub-Account, Templeton Growth Securities Class 2 Sub-Account, Templeton International Securities Sub-Account, Franklin Small Cap Value Securities Sub-Account, Wanger Select Sub-Account, Lord Abbett Series Fund All Value Sub-Account, Lord Abbett Series Fund Growth and Income Sub-Account, Lord Abbett Series Fund Growth Opportunities Sub-Account, Lord Abbett Series Fund Mid-Cap Value Sub-Account, MFS/Sun Life Bond S Sub-Account, MFS/Sun Life Bond Sub-Account, MFS/Sun Life Capital Appreciation S Sub-Account, MFS/Sun Life Capital Appreciation Sub-Account, MFS/Sun Life Capital Opportunities S Sub-Account, MFS/Sun Life Capital Opportunities Sub-Account, MFS/Sun Life Emerging Growth S Sub-Account, MFS/Sun Life Emerging Growth Sub-Account, MFS/Sun Life Emerging Markets Equity S Sub-Account, MFS/Sun Life Emerging Markets Equity Sub-Account, MFS/Sun Life Global Governments S Sub-Account, MFS/Sun Life Global Governments Series Sub-Account, MFS/Sun Life Global Growth S Sub-Account, MFS/Sun Life Global Growth Sub-Account, MFS/Sun Life Global Total Return S Sub-Account, MFS/Sun Life Global Total Return Sub-Account, MFS/Sun Life Government Securities S Sub-Account, MFS/Sun Life Government Securities Sub-Account, MFS/Sun Life High Yield S Sub-Account, MFS/Sun Life High Yield Sub-Account, MFS/Sun Life International Growth S Sub-Account, MFS/Sun Life International Growth Sub-Account, MFS/Sun Life International Investors Trust Sub-Account, MFS/Sun Life International Value S Sub-Account, MFS/Sun Life Managed Sectors S Sub-Account, MFS/Sun Life Managed Sectors Sub-Account, MFS/Sun Life Massachusetts Investors Growth Stock S Sub-Account, MFS/Sun Life Massachusetts Investors Growth Stock Sub-Account, MFS/Sun Life Massachusetts Investors Trust S Sub-Account, MFS/Sun Life Massachusetts Investors Trust Sub-Account, MFS/Sun Life Mid Cap Growth S Sub-Account, MFS/Sun Life Mid Cap Value S Sub-Account, MFS/Sun Life Money Market S Sub-Account, MFS/Sun Life Money Market Sub-Account, MFS/Sun Life New Discovery S Sub-Account, MFS/Sun Life New Discovery Sub-Account, MFS/Sun Life Research S Sub-Account, MFS/Sun Life Research Sub-Account, MFS/Sun Life Research Growth and Income S Sub-Account, MFS/Sun Life Research Growth and Income Sub-Account, MFS/Sun Life Research International S Sub-Account, MFS/Sun Life Research International Sub-Account, MFS/Sun Life Strategic Growth S Sub-Account, MFS/Sun Life Strategic Growth Sub-Account, MFS/Sun Life Strategic Income S Sub-Account, MFS/Sun Life Strategic Income Sub-Account, MFS/Sun Life Strategic Value S Class Sub-Account , MFS/Sun Life Total Return S Sub-Account, MFS/Sun Life Total Return Sub-Account, MFS/Sun Life Utilities S Sub-Account, MFS/Sun Life Utilities Sub-Account, MFS/Sun Life Value S Sub-Account, MFS/Sun Life Value Sub-Account, Oppenheimer Capital Appreciation Sub-Account, Oppenheimer Global Securities Sub-Account, Oppenheimer Main St. Growth and Income Sub-Account, Oppenheimer Main St. Small Cap Sub-Account, PIMCO VIT Emerging Markets Bond Sub-Account, PIMCO VIT Low Duration Sub-Account, PIMCO VIT Real Return Bond Sub-Account, PIMCO VIT Total Return Bond Sub-Account, Sun Capital All Cap S Class Sub-Account, Sun Capital Investment Grade Bond S Sub-Account, Sun Capital Real Estate Fund S Sub-Account, Sun Capital Real Estate Sub-Account and Sun Capital Money Market S Class Sub-Account of Sun Life (N.Y.) Variable Account C (collectively the "Sub-Accounts"), as of December 31, 2005, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Sub-Accounts management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/Deloitte & Touche LLP

Boston, Massachusetts

April 7, 2006